As filed with the Securities and Exchange Commission on March 16, 2016

Securities Act File No. 333-206730

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 2

TRITON PACIFIC INVESTMENT CORPORATION, INC.

(Exact name of registrant as specified in charter)

10877 Wilshire Blvd., 12th Floor

Los Angeles CA 90024

(Address of principal executive offices)

(310) 943-4990

(Registrant’s telephone number, including area code)

Michael Carroll

Chief Financial Officer

Triton Pacific Investment Corporation, Inc.

10877 Wilshire Blvd., 12th Floor

Los Angeles CA 90024

(Name and address of agent for service)

WITH A COPY TO:

Martin H. Dozier, Esq.

Alston & Bird LLP

1201 West Peachtree Street

Atlanta, GA 30309-3424

Tel: (404) 881-7000

Fax: (404) 253-8447

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a distribution reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(a).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount to be Registered(1)	Proposed Maximum Offering Price per Share(2)	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(3)
Common Stock, $0.001 par value per share	19,569,471 Shares	$15.33	$300,000,000	$30,210

(1)	This amount is in addition to the shares of common stock previously registered by the Registrant under the Registration Statement on Form N-2 (File No. 333-174873) initially declared effective on September 4, 2012 (the “Prior Registration Statement”). Pursuant to Rule 415(a)(6) under the Securities Act of 1933, as amended, or the Securities Act, this Registration Statement includes $290 million in shares of common stock previously registered for sale pursuant to the Prior Registration Statement, which are being carried forward to this Registration Statement. Pursuant to Rule 415(a)(6), the offering of unsold shares of common stock under the Prior Registration Statement will be deemed terminated as of the date of effectiveness of this Registration Statement.

(2)	Estimated pursuant to Rule 457(o) under the Securities Act solely for the purpose of determining the registration fee.

(3)	A filing fee of $34,830 was previously paid with respect to the unsold shares of common stock being carried forward to this Registration Statement from the Prior Registration Statement. A fee of $1,162.00 was previously paid upon the initial filing of this Registration Statement on Form N-2.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Maximum Offering of $300,000,000 of Common Stock

Triton Pacific Investment Corporation, Inc.

We are a specialty finance company that primarily makes equity, structured equity and debt investments in small to mid-sized private U.S. companies. Our investment objectives are to maximize our portfolio’s total return by generating long-term capital appreciation from our private equity investments and current income from our debt investments. We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. Triton Pacific Adviser, LLC, our registered investment adviser, or our Adviser, serves as our investment adviser and has engaged ZAIS Group, LLC, or ZAIS, to act as our investment sub-adviser. The engagement of ZAIS was approved by our stockholders at a special meeting held on September 16, 2014. TFA Associates, LLC, our affiliate, serves as our administrator. We have engaged Triton Pacific Securities, LLC as the dealer manager of our offering. The dealer manager, our affiliate, is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. We have elected and intend to continue to qualify to be taxed for federal income tax purposes as a regulated investment company under the Internal Revenue Code of 1986, as amended, or the Code.

Through our dealer manager, we will engage in a continuous public offering of shares of our common stock. Currently, we are only offering Class A shares at an initial public offering price of $15.33 per share. Any sales load will be deducted from the public offering price per share. The maximum upfront sales load is 10% of the amount invested for Class A shares. To the extent our net asset value per share increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. Persons who subscribe for shares in this offering must submit subscriptions for a certain dollar amount rather than a number of shares and, as a result, may receive fractional shares of our common stock. The minimum investment in shares of our common stock is $5,000. We will file post-effective amendments to the registration statement, of which this prospectus is a part, which will be subject to review by the Securities and Exchange Commission, or SEC, to allow us to continue this offering for at least three years. As of March 14, 2016, we had sold an aggregate of 673,670.79 shares for gross proceeds of approximately $9,893,780.

We intend to submit an application to the SEC for an exemptive order to permit us to offer additional classes of our common stock. Upon obtaining an exemptive order satisfactory to us, which date we refer to as the Exemptive Order Date, we intend to offer our Class T shares.

An investment in our common stock is highly speculative and involves a high degree of risk, including the risk of a substantial loss of investment. In addition, we and the companies in which we will invest are subject to special risks. See “Risk Factors” beginning on page 34 to read about the risks you should consider before buying shares of our common stock, including the risk of leverage. We intend to continue to issue shares in this offering and, as a result, your ownership in us is subject to dilution. See “Risk Factors—Risks Relating to this Offering and Our Common Stock.”

We have only generated minimal income from our investments and are profitable at this time only as a result of our Adviser’s willingness to reimburse a portion of our expenses, which expenses are subject to repayment by us.

You should not expect to be able to resell your shares regardless of how we perform.

If you are able to sell your shares, you are likely to receive less than your purchase price.

We do not intend to list our shares on any securities exchange during or for what may be a significant time after the offering period, and we do not expect a secondary market in the shares to develop.

We intend to seek to complete a liquidity event within five to seven years following the completion of our offering stage; however, there can be no assurance that we will be able to complete a liquidity event. The distribution fee will terminate for all Class T stockholders upon a liquidity event. As such, there may be a conflict of interest relating to the timing with which our Adviser seeks to complete a liquidity event for our stockholders.

We have not identified any specific investments that we will make with the proceeds of this offering and you will not have the opportunity to evaluate our investments prior to purchasing shares of our common stock. As a result, our offering may be considered a “blind pool” offering.

There can be no assurance that we will be able to complete a liquidity event within the time frame anticipated by us. Should we not be able to do so within seven years following the completion of this offering, subject to the authority of our independent directors or the rights of the stockholders to postpone liquidation, we may cease to make investments in new portfolio companies and could begin the orderly liquidation of our assets.

An investment in our shares is not suitable for all investors, particularly investors who require short or medium term liquidity. See “Suitability Standards” beginning on page i, “Share Repurchase Program” and “Liquidity Strategy.”

We intend to implement a share repurchase program, but only a limited number of shares will be eligible for repurchase. In addition, any such repurchases will be at the net offering price in effect for the applicable class on the date of repurchase and Class T shares may be subject to a contingent deferred sales charge. For more information regarding the limitations in respect of the proposed share repurchase program, see “Share Repurchase Program.” Our board of directors may amend, suspend or terminate the share repurchase program at any time.

For a significant time after the commencement of our offering, a substantial portion of our distributions, if any, will result from expense reimbursements from our adviser, which are subject to repayment by us. In addition, we may fund our cash distributions to stockholders from any sources of funds legally available to us, including offering proceeds and borrowings. You should understand that any such distributions are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or our Adviser continues to make such expense reimbursements. You should also understand that our future repayments may reduce the distributions that you would otherwise receive.

This prospectus contains important information that a prospective investor should know. Please read this prospectus before investing and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC, as required. This information will be available free of charge by contacting us at 10877 Wilshire Boulevard, 12th Floor, Los Angeles, CA 90024 or by telephone at (310) 943-4990 or on our website at www.tritonpacificpe.com before investing in our common stock. The SEC also maintains a website at www.sec.gov that contains such information. Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Except as specifically required by the Investment Company Act of 1940, and the rules and regulations thereunder, the use of forecasts is prohibited and any representation to the contrary and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in our common stock is not permitted.

	Maximum Aggregate Price to Public(1)	Maximum Sales Load(2)(3)	Net Proceeds (Before Expenses)(4)
Maximum Offering	$300,000,000	$30,000,000	$270,000,000
Per Class A Share(5)	$15.33	$1.53	$13.80
Per Class T Share	—	—	—

(1)	Assumes all shares are sold at the initial public offering price of $15.33 per Class A share.

(2)	“Sales Load” includes upfront selling commissions of up to 10% on Class A shares and up to 4.0% on Class T shares. See “Plan of Distribution—Compensation of the Dealer Manager and Selected Broker-Dealers.”

(3)	In determining the maximum upfront sales load, we have assumed all shares sold were Class A shares at the initial public offering price of $15.33 per share.

(4)	In addition to the upfront sales load, we estimate that our total organization and offering costs for this offering will be approximately 2% of our total gross proceeds. See “Estimated Use of Proceeds.”

(5)	Currently we are only offering Class A shares. We intend to offer Class T shares in the future, subject to obtaining a satisfactory exemptive order from the SEC.

Because you will pay an upfront sales load of up to 10% and offering expenses of up to 2%, if you invest $100 in our Class A shares and pay the full upfront sales load, approximately $88 will actually be used by us for investments. As a result, based on the current public offering price, you would have to experience a total return on your investment of approximately 14% in order to recover these expenses.

The date of this prospectus is March __, 2016.

Triton Pacific Securities, LLC

MULTI-CLASS EXEMPTIVE RELIEF

This prospectus relates to our shares of Class A and Class T common stock. We are currently only offering Class A shares for sale. We intend to submit to the SEC an application for an exemptive order to permit us to offer additional classes of common stock. If an exemptive order satisfactory to us is granted, we intend to offer Class T shares and may offer other classes of common stock. The exemptive order may require us to supplement or amend the terms set forth in this prospectus, including the terms of the Class A shares offered hereby, and we will file a prospectus supplement or an amendment to the registration statement to the extent required by the SEC.

Class A shares are subject to an upfront sales load of 10% of the gross proceeds received on Class A, while Class T shares are subject to an upfront sales load of 4%, which includes 1% of the price per share for up-front sales commissions and 3% of the price per share for dealer manager fees. These fees will not be payable by you for shares issued pursuant to our distribution reinvestment plan. All or a portion of the upfront sales loads may be re-allowed to selected broker-dealers and financial representatives. Class T shares will be subject to an annual distribution fee of 1.25% of the estimated value of such classes of shares, as determined in accordance with applicable rules of the Financial Industry Regulatory Authority, Inc., or FINRA. The annual distribution fee for Class T shares will begin to accrue on the first day of the first full calendar month following the Exemptive Order Date. All or a portion of the distribution fee may be re-allowed to selected broker-dealers and financial representatives. See “Plan of Distribution—Compensation of the Dealer Manager and Selected Broker-Dealers.”

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC to register a continuous offering of our shares of common stock. We commenced our continuous public offering of shares through our initial registration statement (File No. 333-174873) that was declared effective by the SEC on September 4, 2012. Rule 415 promulgated under the Securities Act of 1933, as amended, or the Securities Act, requires that a registration statement not be used for more than three years from its effective date, subject to a 180-day grace period. The registration statement of which this prospectus is a part has been filed with the SEC in order to continue our continuous public offering of shares for an additional three years or until all of the shares registered herein are sold. The registration statement of which this prospectus is a part carries forward the unsold shares from our previous registration statement.

Periodically, as we make material investments or have other material developments, we will amend or supplement this prospectus to add, update or change the information in this prospectus. We will endeavor to avoid interruptions in the continuous offering of our shares of common stock, including, to the extent permitted under the rules and regulations of the SEC, filing a supplement to the registration statement with the SEC if our net asset value per share increases. In that case, we will sell at a price necessary to ensure that our shares are not sold at a price per share, after deducting selling commissions and dealer manager fees that is below our net asset value per share. There can be no assurance, however, that our continuous offering will not be suspended while the SEC reviews any amendment until it is declared effective.

Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a subsequent prospectus supplement. The registration statement we have filed with the SEC includes exhibits that provide more detailed descriptions of certain matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Available Information.” In this prospectus, we use the term “day” to refer to a calendar day, and we use the term “business day” to refer to any day other than Saturday, Sunday, a legal holiday or a day on which banks in New York City are authorized or required to close.

You should rely only on the information contained in this prospectus. We have not, and our dealer manager has not authorized any other person to provide you with information different from that contained in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. You should assume that the information in this prospectus is complete and accurate only as of the date on the front cover of this prospectus, regardless of the time of delivery of this prospectus or sale of our common stock. Our business, financial condition, results of operations and prospects may have changed since that date. We will update this prospectus to reflect material changes only as and when required by law.

We and our dealer manager are not making an offer to sell our common stock in any jurisdiction where the offer or sale is not permitted.

For information on the suitability standards that investors must meet in order to purchase shares of our common stock in this offering, see “Suitability Standards.”

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SUITABILITY STANDARDS

The following are our suitability standards for investors which are required by the Omnibus Guidelines published by the North American Securities Administrators Association in connection with our continuous offering of common shares under this registration statement.

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the shares, which means that it may be difficult to sell shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings, and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (3) has apparent understanding of (a) incremental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of our Adviser, and (e) the tax consequences of the investment.

In addition, we will not sell shares to investors in the states named below unless they meet special suitability standards.

Alabama — In addition to the general suitability requirements, investors must have a liquid net worth of at least 10 times their investment in us and our affiliates.

Arizona — The term of this offering shall be effective for a period of one year with the ability to renew for additional periods of one year.

California — Investors who reside in the state of California must have either (i) a liquid net worth of $75,000 and annual gross income of $150,000 or (ii) a liquid net worth of at least $350,000. Additionally, a California investor’s total investment in us may not exceed 10% of his or her net worth.

Idaho — Investors who reside in the state of Idaho must have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of $300,000. Additionally, an Idaho investor’s total investment shall not exceed 10% of his or her liquid net worth. (The calculation of liquid net worth shall include only cash plus cash equivalents. Cash equivalents include assets which may be convertible to cash within one year.)

Iowa — Investors who reside in the state of Iowa must have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of $300,000. Additionally, an Iowa investor’s total investment in us shall not exceed 10% of his or her net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Kansas — The Office of the Kansas Securities Commissioner recommends that you should limit your aggregate investment in our shares and other non-traded business development companies to not more than 10% of your liquid net worth. Liquid net worth is that portion of your total net worth (assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Kentucky — Investors who reside in the state of Kentucky must have either (i) a liquid net worth of $70,000 and annual gross income of $70,000 or (ii) a liquid net worth of $250,000. Additionally, a Kentucky investor’s total investment in us and any business development companies affiliated with is, shall not exceed 10% of his or her liquid net worth. For this purpose, “liquid net worth” is defined as that portion of a person’s (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that consists of cash, cash equivalents and readily marketable securities.

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Maine — The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Massachusetts — In addition to the suitability standards above, the state of Massachusetts requires that each Massachusetts investor will limit his or her investment in our common stock together with investments in other business development companies and direct participation investments to a maximum of 10% of his or her liquid net worth.

Michigan — In addition to the suitability standards above, the state of Michigan requires that each Michigan investor will limit his or her investment in our common stock to a maximum of 10% of his or her net worth.

Nebraska — We must sell a minimum of 500,000 shares before accepting any subscriptions from residents of Nebraska. In addition, Nebraska investors must have (i) either (a) an annual gross income of at least $100,000 and a net worth of at least $250,000, or (b) a net worth of at least $350,000; and (ii) Nebraska investors must limit their aggregate investment in this offering and in the securities of other non-publicly traded business development companies (BDCs) to 10% of such investor’s net worth. (Net worth in each case should be determined exclusive of home, home furnishings, and automobiles.) Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended, are not subject to the foregoing investment concentration limit.

New Jersey — Investors who reside in the state of New Jersey must have either (i) a minimum liquid net worth of at least $100,000 and minimum annual gross income of at least $100,000, or (ii) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. Additionally, a New Jersey investor’s total investment in our shares, the shares of any of our affiliates and other direct participation investments shall not exceed 10% of such investor’s liquid net worth.

New Mexico — In addition to the suitability standards above, the state of New Mexico provides that it shall be unsuitable for a New Mexico investor’s aggregate investment in our shares, shares of any of our affiliates, and in other non-traded business development companies to exceed ten percent (10%) of his, her, or its liquid net worth. “Liquid net worth” shall be defined as that portion of net worth (total assets exclusive of primary residence, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.

North Dakota — Our shares will only be sold to residents of North Dakota representing that their investment will not exceed 10% of his or her net worth and that they meet one of the established suitability standards.

Ohio — In addition to the suitability standards above, the state of Ohio provides that it shall be unsuitable for an Ohio investor’s aggregate investment in our shares, shares of any of our affiliates, and in other non-traded business development companies to exceed ten percent (10%) of his, her, or its liquid net worth. “Liquid net worth” shall be defined as that portion of net worth (total assets exclusive of primary residence, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.

Oklahoma — Investors who reside in the state of Oklahoma must have either (i) a minimum annual gross income of $100,000 and a minimum net worth of $100,000, or (ii) a minimum net worth of $250,000, exclusive of home, home furnishings and automobile, irrespective of gross annual income. In addition, Oklahoma residents’ total investment in our shares must not exceed 10% of their liquid net worth, exclusive of home, home furnishings and automobile.

Oregon — In addition to the suitability standards above, the state of Oregon requires that each Oregon investor will limit his or her investment in our common stock to a maximum of 10% of his or her net worth.

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Tennessee — Investors who reside in the state of Tennessee must have either (i) a minimum annual gross income of $100,000 and a minimum net worth of $100,000, or (ii) a minimum net worth of $500,000 exclusive of home, home furnishings and automobile. In addition, a Tennessee residents’ total investment in our shares must not exceed 10% of their liquid net worth.

Texas — Investors who reside in the state of Texas must have either (i) a minimum annual gross income of $100,000 and a minimum net worth of $100,000, or (ii) a minimum net worth of $250,000, exclusive of home, home furnishings and automobile, irrespective of gross annual income. In addition, a Texas residents’ total investment in our shares must not exceed 10% of their net worth.

Vermont – Accredited investors in Vermont, as defined in 17 C.F.R. § 230.50 1, may invest freely in this offering. In addition to the suitability standards described above, non-accredited Vermont investors may not purchase an amount in this offering that exceeds 10% of the investor’s liquid net worth. For these purposes, “liquid net worth” is defined as an investors’ total assets (not including home, home furnishing or automobiles) minus total liabilities.

The minimum purchase amount is $5,000 in shares of our common stock. To satisfy the minimum purchase requirements for retirement plans, unless otherwise prohibited by state law, a husband and wife may jointly contribute funds from their separate individual retirement accounts, or IRAs, provided that each such contribution is made in increments of $500. You should note that an investment in shares of our common stock will not, in itself, create a retirement plan and that, in order to create a retirement plan, you must comply with all applicable provisions of the Code.

If you have satisfied the applicable minimum purchase requirement, any additional purchase must be in amounts of at least $500. The investment minimum for subsequent purchases does not apply to shares purchased pursuant to our distribution reinvestment plan.

In the case of sales to fiduciary accounts, these suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the shares of our stock or by the beneficiary of the account.

These suitability standards are intended to help ensure that, given the long-term nature of an investment in shares of our stock, our investment objectives and the relative illiquidity of our stock, shares of our stock are an appropriate investment for those of you who become stockholders. We, in conjunction with our Adviser and those selling shares on our behalf, will make every reasonable effort to determine that the purchase of shares of our stock is a suitable and appropriate investment for each stockholder’s financial situation and investment objectives based on information provided by the stockholder in the subscription agreement. As such, it is essential that all the information provided by the stockholder is complete and accurate in order for us, the Adviser and those selling shares on our behalf, to make such a determination. We, along with each participating broker-dealer, are required to maintain for six years records of the information used to determine that an investment in shares of our stock is suitable and appropriate for a stockholder.

In purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, or ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should read the entire prospectus carefully, including the section entitled “Risk Factors,” before making a decision to invest in our common stock.

Unless otherwise noted, the terms “we,” “us,” the “Company,” and “our,” refer to Triton Pacific Investment Corporation, Inc. a Maryland corporation. Certain of our affiliates having a role in this offering or in our management are referred to as follows:

“Adviser” refers to Triton Pacific Adviser, LLC, a Delaware limited liability company and our investment adviser.

“Sub-Adviser” and “ZAIS” refer to ZAIS Group, LLC, a Delaware limited liability company and our sub-adviser.

“Dealer Manager” refers to Triton Pacific Securities, LLC, a Delaware limited liability company and the dealer manager for this offering.

“Administrator” refers to TFA Associates, LLC, a Delaware limited liability company and our administrator.

“Triton Pacific” refers to Triton Pacific Group, Inc., a California corporation and a private equity investment management firm and “TPCP” refers to Triton Pacific Capital Partners, LLC, a California limited liability company and a private equity investment fund management subsidiary of Triton Pacific.

Each of these companies is affiliated and each is focused on equity and debt investments in small to mid-sized U.S. private companies.

Also, the terms “Company Act” and “Advisers Act” refer to the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, respectively, and the term “Code” refers to the Internal Revenue Code of 1986, as amended.

Who We Are

We are a specialty finance company that primarily makes equity, structured equity, and debt investments in small to mid-sized private U.S. companies.

We were formed as a Maryland corporation on April 29, 2011. We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company, or BDC, under the Company Act. We are therefore required to comply with certain regulatory requirements. We have elected to be taxed for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company, or RIC, under Subchapter M of the Code. Our Adviser is registered as an investment adviser with the Securities and Exchange Commission, or SEC, under the Advisers Act. Our Adviser manages our portfolio and makes all investment decisions for us, subject to supervision by our board of directors. On June 25, 2014, we satisfied our minimum offering requirement of selling at least $2.5 million in common stock and on October 1, 2014, we commenced our investment operations. This prospectus applies to the offering of our shares of Class A and Class T common stock. We are currently offering only Class A shares. We intend to offer Class T shares in the future, subject to obtaining a satisfactory exemptive relief order from the SEC.

Structured equity refers to derivative investment products, including convertible notes and warrants, designed to facilitate highly customized risk-return objectives. Our private equity investments will generally take the form of direct investments in common and preferred equity as well as structured equity investments such as convertible notes and warrants. We will invest only after we conduct a thorough evaluation of the risks and strategic opportunities of an investment and a price (or interest rate in the case of debt investments) has been established that reflects the intrinsic value of the investment opportunity. We will endeavor to identify the best exit strategy for each private equity investment, including methodology (for example, a sale, company redemption, or public offering) and an appropriate time horizon. We will then attempt to influence the growth and development of each portfolio company accordingly to maximize our potential return on investment using such exit strategy or another strategy that may become preferable due to changing market conditions. We anticipate that the holding period for most of our private equity investments will range from four to six years, but we will be flexible in order to take advantage of market opportunities or to overcome unfavorable market conditions. For our debt investments, we intend to invest in senior secured loans, second lien loans and, to a lesser extent, subordinated loans of small to mid-sized private U.S.

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companies. The senior secured and second lien secured loans in which we invest generally will have stated terms of three to seven years and any subordinated investments that we make generally will have stated terms of up to ten years. However, there is no limit on the maturity or duration of any security we may hold in our portfolio. The loans in which we intend to invest are often rated by a nationally recognized ratings organization, and generally carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-” by Standard & Poor’s Corporation – also known as “junk bonds”). However, we may also invest in non-rated debt securities.

Our investment objectives are to maximize portfolio’s total return by generating long-term capital appreciation from our private equity investments and current income from our debt investments. We intend to make both our debt and private equity investments in small to mid-sized private U.S. companies either alone or together with other private equity sponsors. We currently intend to seek to complete a liquidity event within five to seven years following the completion of our offering stage, however there can be no assurance that we will be able to complete a liquidity event within such time frame.

Our Adviser is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments, and monitoring our portfolio on an ongoing basis. In addition, we have elected and intend to continue to qualify annually to be taxed, for U.S. federal income tax purposes, as a RIC under the Code.

Status of Our Ongoing Public Offering

On September 4, 2012, our prior registration statement was declared effective by the SEC. Below is a summary of transactions with respect to shares of our common stock during the years ended December 31, 2014, 2013, and 2012:

			Year Ended December 31,
	2014		2013		2012
	Shares	Amount	Shares	Amount	Shares	Amount
Gross proceeds from Offering	214,659.24	$3,144,219	7,315.00	$98,753	7,500.00	$101,250
Commissions and Dealer Manager Fees	-	(246,272)	-	-	-	-
Net Proceeds to Company from Share Transactions	214,659.24	$2,897,947	7,315.00	$98,753	7,500.00	$101,250

During the years ended December 31, 2014, 2013 and 2012, we sold 214,659.24, 7,315 and 7,500 shares of common stock, respectively, for gross proceeds of approximately $3,144,219, $98,753 and $101,250, at an average price per share of $14.65, $13.50 and $13.50, respectively. In addition, during the nine month period ended September 30, 2015, we sold 192,451.92 shares of common stock for gross proceeds of approximately $2,777,709, at an average price per share of $14.77. As of March 14, 2016, we have sold an aggregate of 673,670.79 shares of our common stock for gross proceeds of approximately $9,893,780.

About Our Adviser

Our Adviser is registered as an investment adviser under the Advisers Act. Our Adviser and Triton Pacific are under the common control of Craig J. Faggen, who is also our Chief Executive Officer and the persons responsible for making investment decisions on behalf of Triton Pacific will also be responsible for making investment decisions on behalf of our Adviser. Triton Pacific is an investment management firm that focuses primarily on private equity investments through its subsidiary, TPCP and affiliated investment funds. Since 2001, TPCP has focused on debt and private equity investments in small to mid-sized private companies generally with revenues of less than $250 million. Since its inception, affiliates of TPCP have invested in the aggregate more than $140 million in private companies with an estimated aggregate enterprise value at the time of acquisition of more than $500 million.

Our Adviser has engaged ZAIS to act as our investment sub-adviser. ZAIS will assist our Adviser with identifying, evaluating, negotiating, and structuring debt investments and will make investment recommendations for approval by our Adviser. ZAIS is a registered investment adviser under the Advisers Act and had approximately $4.1 billion in assets under management as of December 31, 2015. ZAIS is not an affiliate of us or our Adviser and does not own any of our shares. The appointment of ZAIS as our sub-adviser was approved by our stockholders at a special meeting held on September 16, 2014.

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Craig J. Faggen, Ivan Faggen, Joseph Davis, Thomas M. Scott, Sean D. Gjos and Brian D. Buehler currently make up the investment committee of our Adviser. Each of them has extensive investment, operational and advisory experience, primarily working with small to mid-sized companies. Vincent Ingato will be initially responsible for the day-to-day management of the debt investments managed by our Sub-Adviser. Mr. Ingato has more than 20 years of investment experience, primarily investing in debt and other credit-oriented securities, including bonds, collateralized debt obligations or CDOs, collateralized loan obligations, or CLOs, and similar income-based products. Additional information regarding the background and experience of each of these persons is set forth below in “Portfolio Management.”

Our board of directors includes a majority of independent directors and oversees and monitors the activities of our Adviser and Sub-Adviser as well as our investment portfolio and performance and annually reviews the compensation paid to our Adviser and our Sub-Adviser. See “—Investment Adviser Agreement” below. In addition to managing our portfolio, our Adviser oversees the investments made by our Sub-Adviser and provides on our behalf managerial assistance to those of our portfolio companies to which we are required to provide such assistance. We have the right to terminate the investment adviser agreement upon 60 days’ written notice to the Adviser and our Adviser has the right to terminate the investment adviser agreement upon 120 days’ written notice to us. Our Adviser and the Sub-Adviser each have the right to terminate the sub-advisory agreement without penalty upon 60 days’ written notice to the other party.

Risk Factors

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding whether to invest in shares of our common stock. The following are some of the risks an investment in us involves:

We have only generated minimal income from our investments and are profitable at this time only as a result of our Adviser’s willingness to reimburse a portion of our expenses pursuant to an expense support and conditional reimbursement agreement.

We are a new company with a limited operating history. We are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives.

Management of our Adviser has substantial middle market investment experience investing in the equity and debt securities of middle-market companies. However, our Adviser has no prior experience managing a BDC or a RIC. Therefore, our Adviser may not be able to successfully operate our business or achieve our investment objectives.

We do not intend to list our shares on any securities exchange during this offering and for a substantial period thereafter and we do not expect a public market for our shares to develop in the foreseeable future. Therefore, you should not expect to be able to sell your shares regardless of how we perform and, if you are able to sell your shares, you are likely to receive less than your purchase price. No stockholder will have the right to require us to repurchase any of his or her shares.

The amount of any distributions we may make is uncertain. Our distributions may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we make may represent a return of capital to you and reduce the amount of capital available to us for any investments. Any capital returned to you through distributions will be distributed after payment of fees and expenses. Moreover, a return of capital will generally not be taxable but will reduce each stockholder’s cost basis in our common stock, and will result in a higher reported capital gain or lower reported capital loss when such common stock is sold.

Investors in our Class T shares are subject to an annual distribution fee, and will also be subject to a contingent deferred sales charge if they tender their shares within five years from the date of purchase. See “Multiple Share Classes.”

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We have qualified and intend to annually qualify as a RIC for federal income tax purposes, but may fail to do so. Such failure would subject us to federal income tax on all of our income, which would have a material adverse effect on our financial performance.

As a result of the annual distribution requirement to qualify as a RIC, in order to fund new investments we will likely need to continually raise cash or make borrowings. At times, these sources of funding may not be available to us on acceptable terms, if at all.

We are subject to financial market risks, including changes in interest rates, which may have a substantial negative effect on our investments.

Because our portfolio companies will typically not be publicly-traded, a significant portion of our portfolio will be recorded at fair value as determined in good faith by our board of directors. As a result, there could be uncertainty as to the actual market value of our portfolio investments.

Investing in small and mid-sized private companies involves a number of significant risks related to their size, limited experience, limited financial resources, and greater dependence on the management talents and efforts of a smaller group of persons, and less predictable operating results. Such risks may lead to increased risk of loss of private equity investments and greater risk of default on debt investments. In addition, evaluating such companies for investment may be more difficult due to the lack of publicly available information and often to accounting policies that are less sophisticated than those used by larger companies.

We may make debt investments or finance transactions with debt instruments which may issue warrants attached to such debt instruments or make payments in kind, or PIK, interest payments that are capitalized for some portion or over the life of the loan. PIK loans generally represent a significantly higher credit risk than coupon loans. PIK loans have unreliable valuations because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral.

We have not identified specific investments that we will make with the proceeds of this offering. Therefore, at the time of your investment, you will not have opportunity to evaluate our future investments prior to purchasing shares of our common stock.

To the extent that there are significant delays in the deployment of the capital raised from this offering due to market conditions, the relative lack of suitable investment candidates or the time needed for transaction due diligence and execution, it will be more difficult to achieve our investment objectives and our returns may be adversely affected.

There is a highly competitive market for attractive investment opportunities. If we, through our Adviser, are unable to find suitable investments in a timely manner, we may not be able to obtain our objectives or pay distributions.

We intend to invest primarily in the equity and debt investments, including senior secured term loans, second lien secured loans, and subordinated loans of small and mid-size private U.S. companies. Investments in such companies have particular risks. Equity investments are the least secured investments within a company’s capital structure and, accordingly, pose a risk of loss of the entire investment. For our senior secured and second lien debt investments, the collateral securing these investments may decrease in value or lose its entire value over time or may fluctuate based on the performance of the portfolio company, all of which may lead to the impairment or loss of principal.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies, an illiquid market which may affect our ability to exit investments, and more limited access to capital, which could add financial stress to such companies.

As a non-diversified fund, we may concentrate our investments in companies in a particular industry or industries, which could magnify the impact of any adverse events on our operating results due to such industry or industries.

We may borrow funds to make investments. As a result, we would be exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, therefore increasing the risks

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associated with investing in our shares. Moreover, any assets we may acquire with leverage will be subject to base management fees payable to our Adviser and, accordingly, such fees will be higher than if we did not use leverage, whether or not the leveraged investments are ultimately successful.

We may issue preferred stock with rights and preferences that would adversely affect the holders of common stock, including preferences as to cash distributions and preferences upon the liquidation or dissolution of the Company. In addition, preferred stock will subject us to additional legal requirements under the Company Act.

Current market conditions have adversely affected the capital markets and have reduced the availability of equity and debt capital for the market as a whole and financial firms in particular. These conditions may make it more difficult for us to achieve our investment objectives.

Our Adviser may have an incentive to increase portfolio leverage in order to earn higher base management fees. In addition, the Adviser may be incentivized to enter into investments that are riskier or more speculative than would otherwise be the case for the potential for greater incentive based fees under the investment adviser agreement.

This is a “best efforts” offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets underperform.

Our Adviser and its affiliates face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner but which may result in actions that are not in your best interests.

We established the offering price for our shares of common stock on an arbitrary basis, and the offering price may not accurately reflect the value of our assets.

The purchase price at which you purchase shares will be determined at each closing date. As a result, your purchase price may be higher than the prior closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior closing price.

Our portfolio investments, especially until we raise significant capital from this offering, may be concentrated in a limited number of investments, which would magnify the effect of any losses suffered in a few of these investments.

One of our potential exit strategies is to list our shares for trading on a national exchange. Shares of publicly-traded, closed-end investment companies frequently trade at a discount to their net asset value per share. In such case, we would not be able to predict whether our common stock would trade above, at or below net asset value per share. This risk is separate and distinct from the risk that our net asset value per share may decline.

Prospective investors should realize, that factors other than those set forth in this prospectus may ultimately affect the investment offered pursuant to this prospectus in a manner and to a degree which cannot be foreseen at this time.

Our Market Opportunity

Our target market for private equity investments is typically referred to as the lower middle market, which we define as U.S. companies with revenues from $10 million to $250 million and earnings before income, taxes, depreciation, and amortization, or EBITDA, between $1 million and $25 million. This lower middle market represents a large majority of the private businesses in the United States, accounting for 30.7% of the US work force (representing 35 million working Americans).d* In particular, we believe that this market offers significant investment opportunities for alternative providers

d* Source: Statistics of U.S. Businesses Employment and Payroll Summary: 2012, by Anthony Caruso and published by the US Census Bureau, released February 2015

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of capital such as us due to the demographic trend of “baby boom” generation entrepreneurs reaching retirement age. According to PricewaterhouseCoopers’ April 7, 2010 Private Company Trendsetter Barometer, 38% of business owners plan to monetize their business within the next five years. Small business owners (those with less than $100 million in revenue) represent 60% of those owners planning to do so by sale and of these, 43% are driven by a desire to retire.

We find that companies in the lower middle market have historically been poorly and inefficiently served by the capital markets. We believe this is due to reduced participation by traditional providers of capital to middle market companies due to dislocations caused by the recent banking and financial crisis and increased regulatory scrutiny on the remaining participants in the U.S. credit markets. The increased oversight and regulations in the banking industry have limited access to credit throughout the economy, particularly affecting lower middle market companies, which have become even more constrained in their ability to access either debt or equity. We believe that this relative decline in competition has created a compelling opportunity for a well-capitalized alternative provider of capital such as us that possesses experience in investing in small to mid-sized private U.S. companies. The current market dynamics will drive higher quality deals to companies such as ours and will allow us to be more selective in our investment process. The members of the investment committee of our Adviser have demonstrated their ability to source and invest in these companies on attractive terms based on the historical above-average risk-adjusted total returns of their prior investments.

For our syndicated debt investments, we believe that opportunities in senior secured and second lien secured loans are attractive not only because of the potential returns available, but also because of the strong defensive characteristics of this investment class. Because these loans have priority in payment among an issuer’s security holders (i.e., they are due to receive payment before bondholders and equity holders), they often carry the least potential risk among investments in the issuer’s capital structure. Further, these investments are secured by the issuer’s assets, and generally carry restrictive covenants aimed at ensuring repayment before unsecured creditors. In addition, most senior secured debt issues carry variable interest rate structures, meaning the securities are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment. In many cases, the loan documents governing these securities provide for an interest rate floor. However, in declining interest rate environments, variable interest rate structures decrease the income we would otherwise receive from our debt securities.

Investment Objectives and Policies

Our investment objectives are to maximize our portfolio’s total return by generating long-term capital appreciation from our private equity investments and current income from our debt investments. We will seek to meet our investment objectives by:

Focusing primarily on debt investments likely to generate current income and private equity investments in small and mid-sized private U.S. companies, which we define as companies with annual revenue of from $10 million to $250 million at the time of investment;

Leveraging the experience and expertise of our Adviser, its affiliates, and our Sub-Adviser in sourcing, evaluating and structuring transactions;

Employing extensive underwriting process which includes a review of the prospects, competitive position, financial performance, and industry dynamics of each potential portfolio company.

Developing our equity portfolio through our Adviser’s Value Enhancement Program, more fully discussed below in “Investment Objectives and Policies – Investment Process;” and

Maintaining a well-balanced portfolio.

We intend to be active in both equity and debt investing. We will seek to enhance our investors’ overall returns through long-term capital appreciation of our private equity investments while providing current income to our investors through our debt investments. We will be opportunistic in our investment approach, allocating our investments between equity and debt, depending on investment opportunities and market conditions.

The risk-reward profiles of the companies we evaluate and our Adviser’s assessment of the investment characteristics of each investment in each company’s capital structure or “capital stack,” as are set forth below.

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Depending on the amount of capital we raise in this offering and subject to subsequent changes in our capital base, we expect that our investments will generally range between $250,000 and $25 million per portfolio company, although this range may vary with the size of our capital base. Prior to raising sufficient capital to finance investments in this range and as a strategy to manage excess cash, we may make smaller and differing types of investments in, for example, high quality debt securities, and other public and private yield-oriented equity and debt securities, directly and through our Sub-Adviser.

We will generally source our private equity investments through third party intermediaries, including other broker-dealers, registered investment advisers, consultants and other joint venture parties. We will generally source our debt investments primarily through our Adviser and Sub-Adviser. We will invest only after we conduct a thorough evaluation of the risks and strategic opportunities of an investment and a price (or interest rate in the case of debt investments) has been established that reflects the intrinsic value of the investment opportunity. We will endeavor to identify the best exit strategy for each private equity investment, including methodology (for example, a sale, company redemption, or public offering) and an appropriate time horizon. We will then attempt to influence the growth and development of each portfolio company accordingly to maximize our potential return on investment using such exit strategy or another strategy that may become preferable due to changing market conditions. We anticipate that the holding period for most of our private equity investments will range from four to six years, but we will be flexible in order to take advantage of market opportunities or to overcome unfavorable market conditions.

We intend to generate the majority of our current income by investing in debt investments, including senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of small to mid-sized private U.S. companies. We may purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies as primary market investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration.

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, we will not be permitted to co-invest in transactions originated by affiliates of our Adviser, including TPCP and certain of its affiliates, unless we obtain an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term and with the approval of our independent directors. We have

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applied for an exemptive order for co-investments with our affiliates, however there is no assurance that an exemptive order will be granted, and in either instance conflicts of interests with affiliates of our Adviser might exist. See “Risk Factors.” Should such conflicts of interest arise, we and the Adviser have developed written policies and procedures for dealing with such conflicts which require the Adviser to (i) execute such transactions for all of the participating investment accounts, including the Company’s, on a fair and equitable basis, taking into account such factors as the appropriateness of an investment for each party concerned, the relative amounts of capital available from each such party for new investments, the then-current investment objectives and portfolio positions of each party, and any other factors deemed appropriate and (ii) endeavor to obtain the advice of Adviser personnel not directly involved with the investment giving rise to the conflict as to such appropriateness and other factors as well as the fairness to all parties of the investment and its terms. We intend to make all of our investments in compliance with the Company Act and in a manner that will not jeopardize our status as a BDC or RIC.

As a BDC, we are permitted under the Company Act to borrow funds to finance portfolio investments. To enhance our opportunity for gain, we intend to employ leverage as market conditions permit, but, as required under the Company Act, in no event will our leverage exceed 50% of the value of our assets. The use of leverage, although it may increase returns, may also increase the risk of loss to our investors, particularly if the level of our leverage is high and the value of our investments declines. For a discussion of the risks of leverage, see “Risk Factors – Risks Relating to Our Business and Structure.”

Investment Process

The following chart shows the ownership structure and various entities affiliated with us and our Adviser:

We will primarily invest in small to mid-sized private U.S. businesses described above. We believe that these companies are often overlooked by larger private equity firms and funds and have less access to the capital markets than their larger competitors. This creates an opportunity to make investments in these companies on more attractive terms than are typically present in transactions with their larger competitors. We generally will invest in entrepreneurial, but established, companies with positive cash flow. We will focus on businesses in “mature” industries, or industries in which growth is not dependent on a continuous cycle of new technological development, including healthcare services, business services, consumer products, specialty finance, light manufacturing, logistics and value-added distribution. We may also invest in certain industries that are dependent to some degree on technological development and innovation, such as information technology and computer software.

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Employ Extensive Underwriting Policies and Rigorous Portfolio Management

Our Adviser has developed an extensive underwriting and due diligence process which includes a review of the competitive position, financial performance, industry dynamics, and growth opportunity for each potential portfolio company. In addition, we will seek to invest with management teams or other private equity sponsors who have proven capabilities in building value.

Private Equity Investment Opportunities

For private equity investment opportunities, we will seek to identify companies that we believe have strong management and untapped potential that can benefit from a combination of new capital and strategic relationships and our operating expertise and guidance. While the founders of such companies have built successful enterprises, they often need additional capital, management resources and a more sophisticated operating infrastructure, and the managerial assistance that the investment personnel of our Adviser can provide, to assist the company in achieving economies of scale, expanding its market share and exploiting new potential sources of revenue to achieve significant corporate growth. We believe that these companies, led by appropriately motivated and incentivized management teams, can be vehicles for creating substantial value through accelerated growth and operational improvements.

Debt Investments

We will seek to invest in senior secured loans, second lien secured loans, and subordinated loans and corporate bonds of established companies. Senior secured loans are situated at the top of the capital structure. Because these loans have priority in payment, they carry the least risk among all investments in a firm. Generally, our senior secured loans are expected to have maturities of three to seven years, offer some form of amortization, and have first priority security interests in the assets of the borrower. Second lien secured loans are immediately junior to senior secured loans and have substantially the same maturities, collateral and covenant structures as senior secured loans. Second lien secured loans, however, are granted a second priority security interest in the assets of the borrower. In return for this junior ranking, second lien secured loans generally offer higher returns compared to senior secured debt. Subordinated debt investments usually rank junior in priority of payment to senior secured loans and second lien secured loans and are often unsecured, but are situated above preferred equity and common stock in the capital structure. In return for their junior status compared to first lien and second lien secured loans, subordinated loan debt investments typically offer higher returns through both higher interest rates and possible equity ownership in the form of warrants.

Value Enhancement Program

For private equity investments, we will employ our Adviser’s Value Enhancement Program to further develop the corporate infrastructure of portfolio companies with a view to accelerating and enhancing their “exit readiness.” Our Adviser’s Value Enhancement Program takes a company through a four-step process of development towards a targeted exit strategy. Specifically, when pursuing a private equity investment opportunity, each stage of the investment process presents an opportunity to create value in the prospective investment.

Stage I - Sourcing: Equity transactions are sourced primarily from intermediaries, including national, regional and local investment banks as well as local business brokers. Although some private equity groups prefer to source “proprietary” deals (i.e., non-marketed deals, without an intermediary), our Adviser has found that intermediaries play a valuable role in educating sellers in the lower middle market as to the pricing realities of the market and the structural requirements of investors. Our private equity debt investments will be primarily sourced through other private equity sponsors.

Our Adviser employs an extensive underwriting and due diligence process for private equity investments which includes an initial review of all prospective portfolio companies, their competitive position, financial performance and the dynamics of the industry in which they compete. We will seek to invest with management teams or other private equity sponsors who have a demonstrated track record building value. Through our Adviser, we will offer managerial assistance to our portfolio companies, giving them access to our Adviser’s investment experience, direct industry expertise and contacts, and allowing us to continually monitor their progress. As part of the monitoring process, our Adviser will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, meet with management, attend board meetings, review all compliance certificates and covenants and maintain our awareness of critical industry developments and trends.

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In addition, members of our Adviser have built relationships with executives in industries we believe to be attractive. These executives may become a source for proprietary opportunities and may be available as industry partners to help evaluate, invest and subsequently grow the companies.

Stage II - Due Diligence: A thorough understanding and evaluation of the strategic opportunity offered by a potential investment and the risks and opportunities unique to a company and its marketplace is crucial to properly evaluate any portfolio company. This can only be achieved through an extensive due diligence process and comprehensive financial and operational analysis of the business. We believe that the due diligence process is not just a financial review, but rather a comprehensive industry, operational, management, marketing, technical and legal assessment. In conducting its due diligence, our Adviser may capitalize on industry partners’ expertise and relationships when relevant.

During the initial screening, our Adviser will evaluate the company, assesses its management and look to identify the primary risks and opportunities. During the due diligence process, our Adviser will employ an extensive checklist of potential areas that could pose problems for a portfolio company business as well as questions specific to the business and industry that have been derived from industry standards and modified by experience and the initial screening process. As part of this process, they will conduct an operational due diligence review. This may include site visits to gain an accurate impression of the business and management’s capabilities.

The decision to invest is reached by consensus among the members of the investment committee of our Adviser. Our Adviser believes that its focus on effective internal communication and its team-based compensation structure has created an environment for a collaborative, open and complete process, and ultimately leads to better investment decisions.

Stage III – Structuring Transactions: We believe that the members of the investment committee of our Adviser have developed complex structuring expertise and mergers and acquisitions experience which we will be able to leverage when making a portfolio company investment. The intent is to structure transactions in a manner that is fair to the existing shareholders and yet minimizes the downside risk to us. Because of the inefficiencies in the lower middle market, we believe we will be able to obtain structures that offer significant risk mitigation for investors.

Stage IV - Building Companies: Our overall objective is to generate returns from our investment portfolio that provide attractive risk-reward characteristics for our investors. To meet this objective, we will focus a portion of our Adviser’s efforts on building our investments into larger, more efficient, and more valuable businesses. We are not in the business of running companies, but our Adviser has an investment committee with extensive portfolio management experience that is dedicated to, and experienced in working with companies to build and enhance their operations. For equity and equity-like investments, our Adviser utilizes a unique Value Enhancement Program to help companies achieve this goal. See “Investment Objectives and Policies – Investment Principles.”

Well-Established Firm and Experience Investment Committee

Our Adviser’s management team is primarily from TPCP, which was founded in 2001 to provide access to capital and management/operational expertise to the underserved lower middle market. TPCP has since expanded to include multiple affiliates and the management of numerous investment funds that specialize in providing investment opportunities in the lower middle market for institutional and individual investors and a broad array of capital resources to mature middle market companies.

Capitalize on Adviser’s Strong Relationships and Market Reputation

We believe that our Adviser will benefit from its association with Triton Pacific and TPCP. Both Triton Pacific and TPCP have a network of relationships and specialize in dealing with the lower middle market.

Industry Experts

We intend to utilize operating partners who have expertise in specific industries that we find attractive and the wherewithal to play an active role in creating value for our investments that fall within their areas of expertise.

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Strong Deal Flow

We believe that our Adviser will have strong deal flow as a result of Triton Pacific’s potential relationships with numerous transaction brokers and small financial intermediaries as well as its strong reputation in its market space.

Multiple Share Classes

We are initially offering Class A shares and intend to offer Class T shares in the future, subject to obtaining a satisfactory exemption relief order from the SEC, with each class having its own different upfront sales load and fee and expense structure. We may offer additional classes of shares in the future. We intend to apply for exemptive relief from the SEC with respect to the multiple share class structure described in this prospectus, including our distribution fee and contingent deferred sales charge arrangements. As a condition of such relief, we will be required to comply with provisions that would not otherwise be applicable to us. The exemptive relief order from the SEC may require us to supplement or amend the terms set forth in this prospectus, including the terms of the Class A shares offered hereby. See “Multiple Share Classes.”

Each class has distinct advantages and disadvantages for different investors. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

Our Class A and Class T shares are subject to an upfront sales load of 10% and 4%, respectively. Our Class T shares are subject to an annual distribution fee of 1.25% of the estimated value of such classes of shares, as determined in accordance with the applicable rules of the Financial Industry Regulatory Authority, Inc., or FINRA. If you wish to tender your Class T shares for repurchase by us prior to the third anniversary of the date you were admitted as a stockholder, such shares may be subject to a contingent deferred sales charge payable to the Dealer Manager. See “Share Repurchase Program” for additional information regarding the contingent deferred sales charge and amounts that would be payable based on the period of time that a stockholder holds such shares. In addition, upon a Class T share reaching the applicable sales charge cap or upon a listing of our common stock on a national securities exchange, each share will be converted into a Class A share. See “Compensation of the Dealer Manager and Select Broker Dealers.” The sales load for our Class A shares is paid in full at the time of purchase and the Class A shares are not subject to an annual distribution fee or a contingent deferred sales charge.

Administration

We have entered into an administration agreement with our Administrator pursuant to which our Administrator performs certain administrative functions on our behalf.

We compensate our Administrator by payment of service fees approved by our independent directors which will reimburse the Administrator for our allocable portion of its overhead and other expenses incurred in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief executive officer, chief compliance officer and chief financial officer and their respective staffs. See “Administrative Services.”

Plan of Distribution

This is a continuous offering of shares of our Class A common stock as permitted by the federal securities laws. We intend to offer Class T shares in the future subject to obtaining a satisfactory exemptive relief order from the SEC. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that will be subject to SEC review, to allow us to continue this offering for at least two years from the date of the effectiveness of the registration statement. This offering must also be registered in every state in which we offer or sell shares. Generally, such state registrations are valid for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not annually renewed or otherwise extended. Our Dealer Manager is Triton Pacific Securities, LLC, which is a member of FINRA, and the Securities Investor Protection Corporation, or SIPC.

The Dealer Manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. We will sell our Class A shares on a continuous basis at a price of $15.00 per share. We intend to offer Class T shares on a continuous basis in the future, subject to obtaining a satisfactory exemptive relief order from the SEC. To the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per

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share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. The minimum permitted purchase is $5,000. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will appropriately publish the updated information. The Dealer Manager for this offering is an affiliate of our Adviser.

To purchase shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than $5,000 for Class A and Class T shares and pay such amount at the time of subscription. You should make your check payable to “Triton Pacific Investment Corporation, Inc.” Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your shares, proceeds will be held by us without the payment of interest. See “How to Subscribe.”

Compensation of the Dealer Manager and Selected Broker-Dealers

Except as otherwise described in this prospectus, for our Class A shares, the Dealer Manager will receive a sales load made up of selling commissions of up to 7.0% of the gross proceeds of Class A shares sold in the offering and a dealer manager fee of up to 3.0% of the gross offering proceeds. For our Class T shares, the Dealer Manager will receive a sales load made up of selling commissions of up to 1%, and dealer manager fees of up to 3%, of the gross proceeds received on Class T shares sold in this offering. All or a portion of the upfront selling commissions and dealer manager fees, as applicable, is expected to be re-allowed to selected broker-dealers and financial representatives. In addition, the upfront sales load, may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. The Dealer Manager will not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our shares or give investment advice to a potential stockholder except to a registered broker-dealer or other properly licensed agent for selling or distributing our shares.

Our Class T shares are subject to an annual distribution fee of 1.25% of the estimated value of such class of shares, as determined in accordance with applicable FINRA rules. Distribution fees will be paid pursuant to a distribution plan adopted by us. The distribution fee for Class T shares will begin to accrue on the first day of the first full calendar month following the date we obtain a satisfactory exemptive relief order from the SEC, or the Exemptive Order Date. See “Plan of Distribution – Compensation of the Dealer Manager and Selected Broker-Dealers.” Our Class A shares are not subject to an annual distribution fee. The distribution fee is intended, in part, to compensate our affiliated Dealer Manager and its affiliates for paying certain amounts to advisors and selected broker-dealers at the time of purchase in connection with the distribution of our Class T shares, as well as for services rendered by our Dealer Manager and selected broker-dealers in connection with the ongoing marketing, sale and distribution of such shares. The distribution fee is payable with respect to all Class T shares. The distribution fee will terminate for all Class T stockholders upon a liquidity event. In addition, we will stop paying the distribution fee with respect to any Class T share when the total underwriting compensation received from the upfront sales load and distribution fee attributable to such common stock equals 8.95% of gross offering proceeds. We refer to these amounts as the sales charge cap. The sales charge cap applicable to certain shares will be reduced by the amount of any upfront selling commission that is waived for such shares. Once a Class T share reaches the applicable sales charge cap, such share will be converted into a Class A share and will no longer be subject to an ongoing distribution fee.

FINRA Rule 2310 provides that the maximum compensation payable from any source to FINRA members participating in an offering may not exceed 10% of gross offering proceeds, excluding proceeds received in connection with the issuance of shares through a distribution reinvestment plan. Payments collected by us in connection with the distribution fee, in addition to any upfront sales load, will be considered underwriting compensation for purposes of FINRA Rule 2310. The maximum aggregate underwriting compensation collected from payments of distribution fees, upfront selling commissions and contingent deferred sales charges, if any, and any other sources will not exceed 10% of the gross offering proceeds from the sale of shares in this offering.

License Agreement

We have entered into a license agreement with Triton Pacific pursuant to which it has agreed to grant us a non-exclusive, royalty-free license to use the name and brand “Triton Pacific,” its related trademarks and other proprietary property. Under

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this agreement, we will have a right to use the “Triton Pacific” name and brand, for so long as our Adviser or one of its affiliates remains our investment adviser.

Administrator

Pursuant to the administration agreement, the Administrator furnishes us with office facilities, equipment, clerical, bookkeeping and record keeping services. Our Administrator performs, assists us in performing or oversees the performance of our required administrative services, which include, among other things, maintaining required financial records, preparing, printing and disseminating reports to our stockholders, assisting us in publishing our net asset value per share, overseeing the preparation and filing of our tax returns, and, generally, overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. At the time of this offering, we have contracted with Gemini Fund Services, LLC, or Gemini, to act as our transfer agent, plan administrator, distribution paying agent and registrar. Our Administrator has also contracted with Bank of New York Mellon and affiliated entities to provide additional compliance and administrative services, while we have directly engaged Bank of New York Mellon and affiliated entities to act as our custodian.

Suitability Standards

The shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. As a result, we have established suitability standards in accordance with policies of the North American Securities Administrators Association, Inc., also known as NASAA, which require investors to have either (i) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings, and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (1) can reasonably benefit from an investment in us based on the investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the investor’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of our Adviser, and (e) the tax consequences of the investment. For additional information, including special suitability standards for residents of certain specific states, see “Suitability Standards.”

How to Subscribe

Investors who meet the suitability standards described above, and in greater detail below, may purchase shares of our common stock and should proceed as follows:

Read this entire prospectus and all of its accompanying appendices and supplements.

Complete an execution copy of the subscription agreement in full, including residence address and taxpayer identification or social security number. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A.

Deliver a check or send a wire for the desired investment amount, to which we will ascribe the proper number of shares of our common stock (depending on the then current price of the shares), along with the completed subscription agreement, to the participating broker-dealer or directly to the address below. You should make your check payable to “Triton Pacific Investment Corporation, Inc.” After you have satisfied the minimum purchase requirement, additional purchases may be made, but must be in increments of $500, except for purchases made pursuant to our distribution reinvestment plan.

By executing the subscription agreement and paying the total purchase price for the shares of our common stock subscribed for, each investor will attest that he or she meets the suitability standards stated in the subscription agreement and agrees to be bound by all of its terms.

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Questions may be directed to:

Investor Sales

Triton Pacific Investment Corporation, Inc.

10877 Wilshire Blvd., 12th Floor

Los Angeles, CA 90024

Phone: (844) 289-8742 (BUY-TPIC)

Fax: (310) 943-4995

e-mail: investorrelations@tritonpacificinvestments.com

Checks should be made payable to:

Triton Pacific Investment Corporation, Inc.

Subscriptions should be directed to:

Triton Pacific Investment Corporation, Inc.

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154-9150

Overnight to: 17605 Wright St., Ste. 2, Omaha, NE 68130

Subscription monies should be wired to:

First National Bank of Omaha

1620 Dodge Street

Omaha, NE 68197

ABA: 104000016

Beneficiary: Triton Pacific Funds Subscription Account

Account #: 110427971

We expect to accept subscriptions and admit new stockholders on a weekly basis, but we may hold closings on more frequent basis, or on a monthly basis, in our discretion. Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within 30 days of receipt by us and, if rejected, all funds will be returned to subscribers without interest and without deduction for any expenses within ten business days from the date of rejection. We are not permitted to accept a subscription for shares of our common stock until at least five business days after the date you receive this prospectus.

If an IRA, Keogh plan or 401(k) plan is investing, its trustee must process, sign and forward to us the subscription agreement. We will send the confirmation and notice of our acceptance to the trustee.

Estimated Use of Proceeds

The following table sets forth our estimate of how we intend to use the gross proceeds of this offering. Information is provided assuming that we sell the maximum 20,000,000 shares registered in this offering. The amount of our net proceeds may be more or less than the amounts set forth in the table below depending on the public offering price of the common stock and the actual number of shares of common stock we sell in the offering.

We intend to use substantially all of the proceeds from this offering, net of expenses and distributions, to make structured private equity and debt investments primarily in small and mid-sized private U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus. In addition, as a strategy to manage excess cash, we may make smaller and differing types of investments in, for example, syndicated loan opportunities, high quality debt securities, and other public and private yield-oriented equity and debt securities, directly and through our Sub-Adviser. The remainder will be used for working capital and general corporate purposes, including the payment of operating expenses. However, we have not established limits on the use of proceeds from this offering or the amount of funds we may use from available sources to make distributions to our stockholders. We will have significant flexibility in the use of the proceeds of this offering and we may use them in ways with which investors may not agree or for purposes other than those contemplated.

There can be no assurance we will be able to sell all the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objectives or allocate our portfolio among various issuers and industries. Further, it may take several months to fully invest the initial proceeds we receive in connection with this offering,

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depending on the availability of investment opportunities that are consistent with our investment objectives and strategies, the time needed to investigate, negotiate, and execute the investments that we select and due to the fact that it will be difficult to commit to investments prior to the receipt of such proceeds. Pending such use, we will invest the net proceeds primarily in short-term securities consistent with our status as a BDC and our election to be taxed as a RIC. During this time, we may employ a portion of the net proceeds to pay operating expenses, distributions to stockholders, and for general corporate purposes. In addition, during this time we will pay management fees to our Adviser as described elsewhere in this prospectus. To the extent that there are significant delays in the deployment of the capital raised from this offering (whether due to market conditions, the relative lack of suitable investment candidates or the time needed for transaction due diligence and execution or otherwise), it will be more difficult to achieve our investment objectives and our returns may be adversely affected.

The amounts in this table assume that the full fees and commissions are paid on all shares of our common stock offered to the public on a best efforts basis. All or a portion of the sales load may be reduced or eliminated in connection with certain categories of sales such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. The reduction in these fees will be accompanied by a corresponding reduction in the per share purchase price but will not affect the amounts available to us for investments. Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

Class A Shares(1)	Amount	%
Gross Proceeds	$300,000,000	100.00%
Less:
Sales Load	$30,000,000	10.00%
Offering Expenses	$6,000,000	2.00%
Net Proceeds/Amount Available for Investments and Distribution Payments to Investors	$264,000,000	88.00%
(1)Assumes all shares sold are Class A shares.

Class T Shares(1)	Amount	%
Gross Proceeds	$300,000,000	100.00%
Less:
Sales Load	$12,000,000	4.00%
Maximum Contingent Deferred Sales Charge(2)	$10,500,000	3.50%
Offering Expenses	$6,000,000	2.00%
Net Proceeds/Amount Available for Investments and Distribution Payments to Investors	$271,500,000	90.50%

(1)Assumes all shares sold are Class T shares.

(2) Class T shares may be subject to a contingent deferred sales charge in the event that a stockholder tenders his or her shares of common stock for repurchase by us prior to the third anniversary of the date such shares were purchased. The contingent deferred sales charge is payable on a declining annual basis. The maximum contingent deferred sales charge for Class T shares is 3.50%, which assumes a stockholder tendered his or her shares of common stock prior to the first anniversary of the date such shares were purchased. See “Share Repurchase Program” for additional information regarding the contingent deferred sales charge and amounts that would be payable based on the period of time that an investor holds such shares.

Share Repurchase Program

Beginning as soon as practicable, and on a quarterly basis thereafter, we intend to offer to repurchase shares on such terms as may be determined by our board of directors unless, in the judgment of the independent members of our board of directors, such repurchases would not be in the best interests of our stockholders or would violate applicable law. We anticipate making periodic repurchase offers in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934, or the Exchange Act, and the Company Act. In months in which we repurchase shares, we expect to conduct repurchases on the

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same date that we hold our closings for the sale of shares in this offering. Any offer to repurchase shares will be conducted solely through tender offer materials sent to each stockholder and is not being made in this prospectus.

We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of additional shares under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from principal repayments or other liquidation of debt and equity securities as of the end of the applicable period to repurchase shares. We do not expect to repurchase shares in any calendar year in excess of 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter. We further anticipate that we will offer to repurchase such shares at the net offering price in effect for the applicable class as of the date of repurchase. We will not be obligated to begin repurchase offers at any time.

If you wish to tender your shares of Class T common stock for repurchase by us prior to the third anniversary of the date such shares were purchased, such shares may be subject to a contingent deferred sales charge payable to the Dealer Manager. See “Share Repurchase Program” for additional information regarding the contingent deferred sales charge and amounts that would be payable based on the period of time that an investor holds such shares. Class A shares are not subject to a contingent deferred sales charge.

In deciding whether to make repurchase offers, our board of directors will consider the requests it has received from stockholders. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we may repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that you tender for repurchase. If we do not repurchase the full amount of your tendered shares or we determine not to make repurchases of our shares, you will likely not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the Company Act.

We intend to conduct our share repurchase program in compliance with criteria set forth in the December 19, 2013 SEC order granting class relief from Regulation M under the Exchange Act, in connection with our proposed share repurchase program. See “Share Repurchase Program.”

Liquidity Strategy

We do not intend to list our shares on any securities exchange during the offering period nor for a substantial period thereafter and we do not expect any secondary market in our shares to develop in the foreseeable future. While a BDC may list its shares for trading in the public markets, we have elected not to do so for at least a substantial period. We believe that a non-traded structure is more appropriate for the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view similar to that of private investment funds, instead of managing to quarterly market expectations, and to pursue longer term investment objectives.

As a result, however, you should not expect to be able to resell your shares regardless of how we perform and, if you are able to sell your shares, you are likely to receive less than your purchase price. We expect to implement a share repurchase program, but only a limited number of shares will be eligible for repurchase by us. Upon completion of this offering, we expect stockholders will receive a series of special distributions from micro-exits. A “micro-exit” occurs when we sell one or more of our private equity investments or one or more of our debt investments mature. In such a circumstance, our board of directors will determine whether to make a special distribution to our stockholders or whether to reinvest the proceeds from such a sale or maturity (after meeting the distribution requirements to comply with our RIC status). This is similar to how liquidity is obtained by investors in most private equity funds. To the extent the portfolio has not been liquidated between five and seven years following the completion of this offering, we currently intend to seek a liquidity event; however, the offering period may be extended for an indefinite period if we obtain a satisfactory exemptive relief order from the SEC. Accordingly, stockholders should consider that they may not have access to the money they invest for an indefinite period of time until we complete a liquidity event. We may determine not to pursue a liquidity event if we believe that the current market conditions are not favorable for a liquidity event and that such conditions will improve in the future A liquidity event could include (i) the listing of our shares on a national securities exchange, (ii) the sale of all or substantially all of our remaining assets followed by a liquidation or (iii) a merger, or other transaction approved by our board of directors in which our stockholders will receive cash or shares of another company, including a company that is an affiliate of us. In the event we offer multiple classes of shares, upon the occurrence of a liquidity event, all other classes of shares will automatically

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convert into Class A shares and the distribution fee will terminate. While our intention is to seek to complete a liquidity event within five to seven years following the completion of our offering stage, there can be no assurance, however, that we will be able to complete a liquidity event within such time frame. Should we not be able to do so within five years following the end of this offering, subject to the authority of the independent directors or the rights of the stockholders to postpone liquidation, we will cease to make investments in new portfolio companies and will begin the orderly liquidation of our assets (which may include allowing our debt securities to mature and disposing of our equity interests to the extent feasible). However, upon the vote of a majority of stockholders eligible to vote at any stockholder meeting, we may suspend any such liquidation for such time as the stockholders may agree or we may extend the date upon which we must cease to make investments in new portfolio companies and begin an orderly liquidation of our assets for up to three consecutive periods of 12 months each upon the vote of a majority of our independent directors.

In making a determination of what type of liquidity event is in the best interests of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our securities, internal management considerations and the potential for stockholder liquidity. If we determine to pursue a listing of our securities on a national securities exchange in the future, at that time we may consider either an internal or an external management structure. Should we seek to internalize our management structure, you should be aware that such internalization might involve the purchase of our Adviser or an alternative transaction structure that could create a conflict of interest between us and our management team. If we undertake such internalization, any such transaction will be negotiated and overseen by our independent directors. Further, if we do list our shares, they may trade below our net asset value per share, as is common with publicly-traded closed-end funds.

To provide interim liquidity to our stockholders, we plan, but are not required, to conduct quarterly repurchase offers pursuant to our share repurchase program in accordance with the Company Act. Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased and Class T shares may be subject to a contingent deferred sales charge. See “Share Repurchase Program” for a detailed description of our share repurchase program.

Advisory Fees

We have entered into an investment adviser agreement with our Adviser. Under the investment adviser agreement, we will pay our Adviser a fee for its services consisting of two components – a base management fee and an incentive fee. The base management fee will be calculated at a quarterly rate of 0.5% (or 2.0% annualized) of our average gross assets, which will include any borrowings for investment purposes, and will be appropriately adjusted on a pro rata basis during any partial quarter and for any share issuances or repurchases during the relevant quarter. Our Adviser has also entered into an investment sub-advisory agreement with our Sub-Adviser. Under the sub-advisory agreement, our Adviser will pay the Sub-Adviser 0.125% (12.5 basis points) of the average gross assets of our syndicated debt portfolio managed by our Sub-Adviser, which will include any borrowings for investment purposes, and will be appropriately adjusted on a pro rata basis during any partial quarter and for any share issuances or repurchases during the relevant quarter. With respect to any incentive fee, our Adviser will pay our Sub-Adviser one half of the incentive fee paid to the Adviser multiplied by a quotient equal to the incentive fee generated on our syndicated debt portfolio divided by the aggregate incentive fee payable to our Adviser each quarter (pro-rated if less than one quarter). However, in no event shall the incentive fee paid to the Sub-Adviser be greater than 100% of the incentive fee we pay to our Adviser and all fees paid to the Sub-Adviser shall be paid out of the fees we pay to our Adviser, and will not increase the total amount of base management fees or incentive fees we are required to pay to our Adviser.

Though, pursuant to the Advisers Act, the Adviser could receive an incentive fee on both current income earned and income from capital gains, the Adviser has agreed to forego charging us an incentive fee from current income. As such, the Adviser will be paid an incentive fee only upon the realization of a capital gain from the sale of an investment. The incentive fee will be calculated and payable quarterly in arrears or as of the date of our liquidation or the termination of the investment adviser agreement, and will equal 20.0% of our realized capital gains on a cumulative basis from inception through the end of each quarter, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See “Investment Adviser Agreement” for a description

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of the management services fees payable to our Adviser pursuant to such agreement and “Compensation of the Dealer Manager and the Investment Adviser” for a more detailed description of these fees.

Conflicts of Interest

Our Adviser and certain of its affiliates will have certain conflicts of interest in connection with the management of our business affairs. These include, but are not limited to, the following:

The directors, officers and other personnel of our Adviser and our Sub-Adviser allocate their time between advising us and managing other investment activities and business activities in which they may be involved, including other funds they manage as well as any future investment programs they or affiliated entities may sponsor.

The compensation we will pay to our Adviser, our Sub-Adviser and other affiliates will be approved by our board of directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law. Such compensation will be payable, in most cases, whether or not our stockholders receive distributions and will be based, in part, on the value of our assets, including any indebtedness.

Regardless of the quality of the assets acquired, the services provided to us or whether we pay distributions to our stockholders, our Adviser and our Sub-Adviser will receive certain fees in connection with the management and sale of our investments.

Our Adviser, our Sub-Adviser and their affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us or may involve substantial time and resources of our Adviser.

Because our Dealer Manager is an affiliate of our Adviser, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review.

From time to time, to the extent consistent with the Company Act and the rules and regulations promulgated thereunder, we, our Adviser, our Sub-Adviser, their affiliates, and other clients for which the Adviser provides investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients.

Our Adviser, our Sub-Adviser and their affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us, even though their investment objectives may be similar to ours.

Our Dealer Manager and its affiliates will pay certain amounts to advisors and selected broker-dealers at the time of purchase in connection with the distribution of our Class A and Class T shares. Because the upfront amounts payable at the time of purchase are lower on the Class T shares compared to the Class A shares, a distribution fee will be payable by us on our Class T shares to compensate our affiliated Dealer Manager and its affiliates for paying these amounts and for other expenses incurred by our Dealer Manager and selected broker-dealers related to the distribution and marketing of our Class T shares. The distribution fee will terminate for all Class T stockholders upon a liquidity event. As such, our Adviser may have an incentive to delay a liquidity event if such amounts receivable by our Dealer Manager have not been fully paid. A delay in a liquidity event may not be in the best interests of our stockholders.

To the extent permitted by the Company Act and SEC staff interpretations, our Adviser may determine it is appropriate for us and one or more other investment accounts managed by our Adviser or any of their respective affiliates to participate in the same investment opportunity. We have applied for exemptive relief from the SEC to engage in co-investment opportunities with our Adviser or its affiliates. There can be no assurance, however, that we will obtain such exemptive relief. While we have not yet determined whether or not we will, in fact, participate in investments with other affiliates of our Adviser, such co-investment opportunities might give rise to actual or

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perceived conflicts of interest among us and other participating accounts. To mitigate these conflicts we and the Adviser have developed policies and procedures which require the Adviser to (i) execute such transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the appropriateness of an investment for each party concerned, the relative amounts of capital available from each such party for new investments, the then-current investment objectives and portfolio positions of each party and any other factors deemed appropriate, and (ii) endeavor to obtain the advice of Adviser personnel not directly involved with the investment giving rise to the conflict as to such appropriateness and other factors as well as the fairness to all parties of the investment and its terms.

Reports to Stockholders

Both our quarterly reports on Form 10-Q and our annual reports on Form 10-K will be made available on our website at www.tritonpacificpe.com at the end of each fiscal quarter and fiscal year, as applicable, as will any interim reports on Form 8-K that we file from time to time with the SEC. These reports will also be available on the SEC’s website at www.sec.gov.

Distributions

On January 15, 2015, our board of directors declared a quarterly cash distribution for the fourth quarter of 2014 of $0.07545 per share payable on January 30, 2015, to shareholders of record as of January 20, 2015. In addition, on April 2, 2015, our board of directors declared a cash distribution for the first quarter of 2015 of $0.116 per share payable on April 13, 2015, to shareholders of record as of April 6, 2015. Commencing in April 2015, and subject to our board of directors’ discretion and applicable legal restrictions, our board of directors began to authorize and declare a monthly distribution amount per share of our common stock, payable in advance. We will then calculate each stockholder’s specific distribution amount for the month using record and declaration dates, and your distributions will begin to accrue on the date we accept your subscription for shares of our common stock. To date, we have paid monthly distributions as follows:

Month	Declaration Date	Record Date	Payment Date	Amount Per Share
April 2015	April 16, 2015	April 29, 2015	May 8, 2015	$0.04
May 2015	May 18, 2015	May 28, 2015	June 5, 2015	$0.04
June 2015	June 16, 2015	June 29, 2015	July 7, 2015	$0.04
July 2015	July 16, 2015	July 30, 2015	August 7, 2015	$0.04
August 2015	August 17, 2015	August 28, 2015	September 4, 2015	$0.04
September 2015	September 16, 2015	September 29, 2015	October 2, 2015	$0.04
October 2015	October 20, 2015	October 22, 2015	November 6, 2015	$0.045
November 2015	November 20, 2015	November 25, 2015	December 4, 2015	$0.045
December 2015	December 18, 2015	December 24, 2015	January 4, 2015	$0.045
January 2016	January 22, 2016	January 28, 2016	February 5, 2016	$0.045
February 2016	February 16, 2016	February 18, 2016	March 4, 2016	$0.045

The per share amount of distributions on Class A and Class T shares will likely differ because of different allocations of class-specific expenses. For example, distributions on Class T shares will likely be lower than on Class A shares because Class T shares are subject to an annual distribution fee for a period of time. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. For example, our board of directors may periodically declare stock distributions in order to reduce the net asset value per share of a share class if necessary to ensure that we do not sell shares of the applicable class at a price per share, after deducting upfront selling commissions, if any, that is below the net asset value per share of the applicable class. The timing and amount of any future distributions to stockholders will be subject to applicable legal restrictions and the sole discretion of our board of directors.

We may fund our cash distributions to stockholders from any sources of funds legally available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from our Adviser. We have not established limits on the

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amount of funds we may use from available sources to make distributions. To date, all distributions have been funded solely from net investment income from operations and capital gains proceeds from the sale of assets.

It is possible that a portion of the distributions we make will represent a return of capital. A return of capital generally is a return of stockholders’ investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with our continuous public offering, including any fees payable to our Adviser. Moreover, a return of capital will generally not be taxable, but will reduce each stockholder’s cost basis in our common stock, and will result in a higher reported capital gain or lower reported capital loss when the common stock on which such return of capital was received is sold. Stockholders will be notified of the sources of our distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital). See “Material U.S. Federal Income Tax Considerations.”

We intend to make our regular distributions in the form of cash, out of assets legally available for distribution, unless stockholders elect to receive their distributions in additional shares of our common stock under our distribution reinvestment plan. Although distributions paid in the form of additional shares of common stock will generally be subject to U.S. federal, state, and local taxes in the same manner as cash distributions, stockholders who elect to participate in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. Stockholders receiving distributions in the form of additional shares of common stock will be treated as receiving a distribution in the amount of the fair market value of our shares of common stock. If stockholders hold shares in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in additional shares of our common stock under our distribution reinvestment plan in lieu of cash.

Distribution Reinvestment Plan

We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. Purchases must be in the same class as the shares for which you received distributions that are being reinvested. Participants in our distribution reinvestment plan are free to elect, revoke or reinstate their participation in the distribution reinvestment plan within reasonable time periods specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions. We expect to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment will be used to calculate the purchase price for purchases under the distribution reinvestment plan.

Taxation

We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gain that we distribute to our stockholders from our tax earnings and profits. Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and net short-term capital gain in excess of net long-term capital loss, if any. See “Material U.S. Federal Income Tax Considerations.”

Corporate Information

Our principal executive offices are located at 10877 Wilshire Boulevard, 12th Floor, Los Angeles, CA 90024. We maintain a website at www.tritonpacificpe.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus, unless explicitly stated.

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FEES AND EXPENSES

The following table is intended to assist stockholders in understanding the costs and expenses that an investor in this offering will bear, directly or indirectly, based on an investor’s investment in our Class A or Class T shares. We caution stockholders that some of the percentages indicated in the table below are estimates and may vary. This table assumes the shares are sold through distribution channels associated with the highest possible sales load. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by us, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses(1)	Class A	Class T
Sales Load to Dealer Manager(2)	10.00%	4.00%
Maximum Contingent Deferred Sales Charge(3)	None	3.50%
Offering Expenses(4)	4.00%	4.00%
Distribution Reinvestment Plan Fees	0.00%	0.00%
Total Stockholder Transaction Expenses	14.00%	11.50%

Annual expenses (as a percentage of net assets attributable to common stock)(1)
Base Management Fees(5) (7)	2.50%	2.50%
Incentive Fees(6)	0.00%	0.00%
Interest Payment on Borrowed Funds(8)	0.875%	0.875%
Distribution Fee(9)	None	1.25%
Other Expenses (estimated) (10)	2.00%	2.00%
Total Annual Expenses	5.375%	6.625%

Examples(1)

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above.

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return exclusive of capital gains:(1)

	1 Year	3 Years	5 Years	10 Years
Class A:	$191	$292	$392	$631
Class T: if you did not sell your shares	$140	$258	$362	$591
Class T: if you sold all your shares at the end of the period	$175	$268	$362	$591

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all distributions at our net asset value per share, participants in our distribution reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the greater of the most recent net offering price or at such price necessary to ensure that shares are not sold at a price that is below our net asset value per share. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan. See “Plan of Distribution” for additional information regarding stockholder transaction expenses. Further, this illustration assumes that our returns will be generated solely by ordinary income and not from capital gains (computed net of all realized capital losses and unrealized capital depreciation) or pay any incentive fees in any of the indicated time periods. If, however, we generate returns on our investments through the realization of capital gains, sufficient to trigger incentive fees, our expenses as well as our returns to our investors would be higher. For example, if we assumed that we received our 5% annual return completely in the form of net realized capital gains on our investments the projected dollar amount of total cumulative expenses set forth in the above illustration would be as follows:

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You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return exclusively from net realized capital gains:(1)

	1 Year	3 Years	5 Years	10 Years
Class A	$200	$315	$426	$685
Class T: if you did not sell your shares	$149	$282	$399	$650
Class T: if you sold all your shares at the end of the period	$184	$292	$399	$650

Notes to Table and Example:

(1) Assumes we sell $50 million worth of our common stock, which is the amount we expect to sell during the 2016 calendar year, and also assumes we borrow funds equal to 25% of our net assets. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we can obtain and employ. There can be no assurance that we will sell $50 million worth of our common stock during 2016 or in any period thereafter.

(2) “Sales load” includes upfront selling commissions and dealer manager fees. Amounts are presented as a percentage of gross offering proceeds.

(3) In addition to the transaction expenses described above, Class T stockholders would be subject to a contingent deferred sales charge in the event that a stockholder tendered his or her shares of common stock prior to the third anniversary of the date such stockholder was admitted into the Company. The contingent deferred sales charge is payable on a declining annual basis over the course of three years for the Class T shares, and will be calculated based upon the estimated value for such shares as of the date of repurchase. The maximum contingent deferred sales charge for Class T shares is 3.5%, which assumes such stockholder tendered his or her shares of common stock prior to the first anniversary of the date such stockholder was admitted into the Company. The Class A shares are not subject to a contingent deferred sales charge. See “Share Repurchase Program” for additional information regarding the contingent deferred sales charge and amounts that would be payable based on the period of time that an investor holds such shares.

(4) Reflects estimated offering expenses of up to $2 million if we raise $50 million in gross proceeds, including associated due diligence expenses. Includes amounts reimbursed by us to our Dealer Manager for actual bona fide due diligence expenses incurred by our Dealer Manager or participating broker-dealers in an aggregate amount that is reasonable in relation to the gross proceeds raised in this Offering and which are supported by detailed, itemized invoices. Under applicable FINRA rules, total organization and offering expenses are limited to 15% of the gross offering proceeds and underwriting compensation payable to underwriters, broker-dealers or affiliates is limited to 10% of the gross offering proceeds. The 10% limit on underwriting compensation is included as part of the overall 15% limit on organization and offering expenses. Our Adviser will reimburse to us, without recourse or reimbursement by us, any organizational and offering expenses, to the extent they, taken together with selling commissions and dealer manager fees, exceed 15% of the aggregate gross proceeds from this offering. Offering expenses as a percentage of gross proceeds are expected to decline as gross proceeds increase and are expected to constitute 2.0% of gross proceeds if we sell all of the 20,000,000 shares offered.

(5) Our base management fee under the investment adviser agreement will be payable quarterly in arrears, and will be calculated at a quarterly rate of 0.5% of the average value of our gross assets during the most recently completed calendar quarter. Including any borrowings for investment purposes, our effective base management fee would equal a quarterly rate of 0.625% on capital raised, assuming we sell $50 million of our common stock. All amounts would be appropriately adjusted for any shares issued or repurchased during the relevant calendar quarter. The base management fees paid to the Sub-Adviser will be paid out of the base management fee payable to the Adviser and will not change the total amount of base management fees payable by us. See “Investment Adviser Agreement.”

(6) The incentive fee payable to the Adviser is based on our performance and will not be paid unless we achieve certain performance targets. As we cannot predict whether we will meet the necessary performance targets, we have assumed that no

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incentive fee will be paid for purposes of this chart. See “Investment Adviser Agreement - Management Services Fee - Incentive Fee.”

(7) It is possible, though unlikely, that we may have capital gains that could result in the payment of incentive fees to our Adviser during the year following completion of this offering. The incentive fee payable to our Adviser is based on our performance and will be paid solely upon the realization of a capital gain. As we do not anticipate having a capital gain during the 12 months following commencement of this offering we have assumed for purposes of the Table that no incentive fee will be paid. Once fully invested, we expect the incentive fees we pay to increase to the extent we realize capital gains as shown by a comparison of the two examples following the chart. The incentive fees paid to the Sub-Adviser will be paid out of the incentive fee payable to the Adviser and will not change the total amount of incentive fees payable by us. See “Investment Adviser Agreement – Examples of Quarterly Incentive Fee Calculations” for further illustrations of the effect of our Adviser’s incentive fees on investor returns. The amount of leverage we use, the effect of leverage upon our performance and consequentially upon the incentive fees and base management fees paid to our Adviser are not predictable at this time.

(8) We may borrow funds to make investments, even before we have fully invested the initial proceeds of this offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by our investors. The figure in the table assumes we borrow for investment purposes an amount equal to 25.0% of our net assets (including such borrowed funds) and that the annual interest rate on the amount borrowed is 3.5%. Our ability to incur leverage will depend, in large part, on the amount of money we are able to raise through the sale of shares.

(9) Percentages reflect an annual distribution fee of 1.25% of the estimated net proceeds we will receive for our Class T shares. Class A shares are not subject to an annual distribution fee. The distribution fee will accrue daily and be paid monthly, and for Class T shares, will begin on the first day of the first full calendar month following the Exemptive Order Date. The distribution fee is intended to compensate our affiliated dealer manager and its affiliates for amounts paid to advisors and selected broker-dealers at the time of purchase in connection with the distribution of our Class T shares, as well as for services rendered by our dealer manager and selected broker-dealers in connection with the ongoing marketing, sale and distribution of such shares. The distribution fee is payable by us with respect to our Class T shares. See “Plan of Distribution” for a more complete description of the compensation paid to the dealer manager and others affiliated with the sale of shares.

(10) Other expenses also include accounting, legal and auditing fees, as well as the reimbursement of the compensation of administrative personnel and fees payable to our directors who do not also serve in an executive officer capacity for us or our Adviser. The amount presented in the table reflects estimated amounts we expect to pay during the twelve months following the commencement of our operations and does not include preferred pricing arrangements we may receive from certain parties as a newly formed entity.

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COMPENSATION OF OUR DEALER MANAGER AND INVESTMENT ADVISER

Our Dealer Manager receives compensation and reimbursement for services relating to this offering pursuant to a dealer manager agreement. We compensate our Adviser for the investment and management of our assets in accordance with the investment adviser agreement. The most significant items of compensation, fees, expense reimbursements and other payments that we expect to pay to these entities and their affiliates are included in the table below. The sales load may vary for different categories of purchasers and the Dealer Manager may way all or a portion of the sales load in its discretion. See “Plan of Distribution.” This table assumes the shares are sold through distribution channels associated with the highest possible sales load. For illustrations of how the base management fee and the incentive fee are calculated, see “Investment Adviser Agreement.”

Type of Compensation	Determination of Amount	Estimated amount for Maximum Offering $300,000,000 Total Offering)(1)
	Fees to the Dealer Manager and Participating Broker-Dealers

Sales Load

Selling Commission - Class A Shares(2)	7.0% of gross offering proceeds from the offering of Class A shares, all or a portion of the selling commissions are expected to be re-allowed to participating broker-dealers.	$21,000,000

Selling Commission - Class T Shares(2)	1.0% of gross offering proceeds from the offering of Class T shares, all or a portion of the selling commissions are expected to be re-allowed to participating broker-dealers.	$3,000,000

Dealer Manager Fee - Class A Shares(2)	3.0% of gross offering proceeds from the offering of Class A shares, which may be re-allowed in the sole discretion of the Dealer Manager, to participating broker-dealers.	$9,000,000

Dealer Manager Fee - Class T Shares(2)	3.0% of gross offering proceeds from the offering of Class T shares, which may be re-allowed in the sole discretion of the Dealer Manager, to participating broker-dealers.	$9,000,000

Distribution Fee—Class T shares	5.0% of the estimated value of the Class T shares, determined in accordance with applicable FINRA rules. Distribution fees begin to accrue on the first full calendar month following the Exemptive Order Date.	These amounts cannot be determined because they are based on the estimated value of the Class T shares, which are not known at this time.

	Reimbursement to Our Investment Adviser

Other organization and offering expenses(3)	We will reimburse our Adviser for the organizational and offering costs it has incurred on our behalf only to the extent that the reimbursement would not cause the sales load and the other organizational and offering expenses born by us to exceed 15.0% of the gross offering proceeds (as the amount of proceeds increases). Based on our current estimate, we estimate that these expenses would be $6 million, or 2.0% of the gross offering proceeds, if we raise the maximum amount offered.	$6,000,000

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Type of Compensation	Determination of Amount	Estimated amount for Maximum Offering $300,000,000 Total Offering)(1)

Investment Adviser Fees

Base management fee	The base management fee will be payable quarterly in arrears and will be calculated at a quarterly rate of 0.5% (2.0% annualized) of our average gross assets (including amounts borrowed for investment purposes) during such quarter, adjusted for any share issuances and repurchases. The base management fee may or may not be deferred, in whole or in part, at the discretion of our Adviser. The Adviser may take all or any part of any deferred base management fee in any other quarter it elects to do so prior to or during the occurrence of a liquidity event. Any portion of the base management fee deferred by the Adviser shall be subject to repayment by us pursuant to the terms, and subject to the limitations, contained in the expense reimbursement agreement.	$5,280,000

Income Incentive Fee	Our Adviser has agreed to forego charging us an income incentive fee, though such a fee is permitted under the Company Act and the Advisers Act.	None.

Capital Gains Incentive Fee	The incentive fees from capital gains are the sole incentive fees to which our Adviser will be entitled and are therefore referred to herein as the incentive fee. The incentive fee will be determined and payable in arrears as of the end of each quarter or as of the date of our liquidation or the termination of the investment adviser agreement, and will equal 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each quarter, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.	These amounts cannot be estimated since they are based upon the performance of the assets held by the Company. The Company commenced investment operations on October 1, 2014 and has limited prior performance information.

Sub-Adviser Fees	All fees paid to the Sub-Adviser would be paid out of the fees otherwise paid to our Adviser and would not increase the amount of advisory fees we will pay.

Other Expenses

Other Operating Expenses(3)	We will reimburse our Administrator for its expenses incurred in connection with its provision of services to us, including our allocable portion of the compensation cost payable by our Administrator to the persons it provides to us to serve as our chief executive officer, chief financial officer and chief compliance officer, as well as other administrative personnel. We will not reimburse our Administrator for personnel costs for which it receives a separate fee.	Actual expenses are dependent on actual expenses incurred by our Administrator and therefore cannot be determined at this time

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(1) Assumes no reduction in the sales load.

(2) The selling commission and dealer manager fee, which make up the sales load, may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. No sales load will be paid in connection with sales under our distribution reinvestment plan.

(3) The organizational and offering expense and other expense reimbursements may include a portion of costs incurred by our Adviser or its members or affiliates on our behalf for legal, accounting, printing and other offering expenses, including for marketing, salaries and direct expenses of its employees, employees of its affiliates and others while engaged in registering and marketing the shares of our common stock, which shall include development of marketing and marketing presentations and training and educational meetings and generally coordinating the marketing process for us and may also include amounts reimbursed by us to our Dealer Manager for actual bona fide due diligence expenses incurred by our Dealer Manager or participating broker-dealers in an aggregate amount that is reasonable in relation to the gross proceeds raised in this Offering and which are supported by detailed, itemized invoices. None of the reimbursements referred to above will exceed actual expenses incurred by our Adviser, its members or affiliates. Our Adviser will reimburse to us, without recourse or reimbursement by us, any organizational and offering expenses to the extent those expenses, when aggregated with sales load, exceed 15.0%.

Certain of the advisory fees payable to our Adviser are not based on the performance of our investments. See “Investment Adviser Agreement” and “Additional Relationships and Related Party Transactions” for a more detailed description of the fees and expenses payable to our Adviser, the Dealer Manager, our Administrator and their affiliates and the conflicts of interest related to these arrangements.

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QUESTIONS AND ANSWERS ABOUT THIS OFFERING

Set forth below are some of the more frequently asked questions and answers relating to our structure, our management, our business and an offering of this type. See “Prospectus Summary” and the remainder of this prospectus for more detailed information about our structure, our business and this offering.

Q:	What is a BDC?

A:	BDCs are closed-end funds that elect to be treated as business development companies under the Company Act. As such, BDCs are subject to only certain provisions of the Company Act, as well as the Securities Act of 1933, or the Securities Act, and the Exchange Act. BDCs make investments in private or thinly-traded public companies in the form of long-term debt or equity capital, with the goal of generating current income and/or capital growth. BDCs can be internally or externally managed and qualify to elect to be taxed as RICs for federal tax purposes.

Q:	What is a “RIC”?

A.	A “RIC” is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level federal income taxes on any income that it distributes to its stockholders from its tax earnings and profits. To qualify as a RIC, a company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to obtain RIC tax treatment, a company must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. See “Material U.S. Federal Income Tax Considerations” for more information regarding RICs.

Q:	Who will choose which investments to make?

A:	All investment decisions will be made by our Adviser. Pursuant to an investment sub-advisory agreement with our Adviser, ZAIS acts as our investment sub-adviser and makes investment recommendations regarding the evaluation, negotiation, and structuring of debt investments for our benefit to the Adviser. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and annually reviews the compensation we pay to our Adviser and the compensation our Adviser pays to ZAIS to determine that the provisions of the investment sub-advisory agreement are carried out and that the fees payable under such agreements are reasonable in light of the services provided.

Q:	What are the risks and potential conflicts of interest involved in making an investment in your shares?

A:	For a complete description of these risks and potential conflicts, please see “Risk Factors.”

Q:	What is the experience of our Adviser and ZAIS?

A:	Our investment activities are managed by our Adviser, who oversees the management of our activities, and ZAIS, who assists with the day-to-day management of certain of our debt investment operations. Both our Adviser and ZAIS are led by their senior management teams who have significant experience across private lending and private equity investing. See “Management” for the experience of these individuals.

Q:	How does a “best efforts” offering work?

A:	When shares of common stock are offered to the public on a “best efforts” basis, the broker-dealers participating in the offering are only required to use their best efforts to sell the shares of our common stock. Broker-dealers and other financial representatives do not have a firm commitment or obligation to purchase any of the shares of common stock.

Q:	How long will this offering last?

A:	This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement, of which this prospectus is a part, that are subject to SEC review to allow us to continue this offering for up to three years. This offering must be registered in every jurisdiction in which we offer

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and sell shares. Generally such registrations are valid for a period of one year. Thus, we may have to stop selling shares in any jurisdiction in which our registration is not annually renewed. Your ability to purchase shares and submit shares for repurchase will not be affected by the expiration of this offering and the commencement of a new one.

Q:	Will I receive a stock certificate?

A:	No. Our board of directors has authorized the issuance of shares of our capital stock without certificates. We expect that we will not issue shares in certificated form, although we may decide to issue certificates at such time, if ever, as we list our shares on a national securities exchange. We anticipate that all shares of our common stock will be issued in book-entry form only. The use of book-entry registration protects against loss, theft or destruction of stock certificates and reduces the offering costs.

Q:	Who can buy shares of common stock in this offering?

A:	In general, you may buy shares of our common stock pursuant to this prospectus if you have either (1) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (2) a net worth of at least $250,000. For this purpose, net worth does not include your home, home furnishings and personal automobiles. Our suitability standards also require that a potential investor (i) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (ii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (iii) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of our Adviser, and (e) the tax consequences of the investment.

Generally, you must purchase at least $5,000 in shares of our common stock. Certain volume discounts may be available for large purchases. See “Plan of Distribution.” After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of at least $500, except for purchases made pursuant to our distribution reinvestment plan. These minimum net worth and investment levels may be higher in certain states, so you should carefully read the more detailed description under “Suitability Standards.”

Our affiliates may also purchase shares of our common stock. The selling commission and the dealer manager fee that are payable by other investors in this offering will be reduced or waived for certain purchasers, including our affiliates.

Q:	How do I subscribe for shares of common stock?

A:	If you meet the suitability standards and choose to purchase shares in this offering, you will need to (1) complete a subscription agreement, the form of which is attached to this prospectus as Appendix A, and (2) pay for the shares at the time you subscribe. We reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected by us within 15 days of receipt by us and, if rejected, all funds will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected.

Q:	Is there any minimum initial investment required?

A:	Yes. To purchase shares in this offering, you must make an initial purchase of at least $5,000. Once you have satisfied the minimum initial purchase requirement, any additional purchases of our shares in this offering must be in amounts of at least $500 except for additional purchases pursuant to our distribution reinvestment plan. See “Plan of Distribution.”

Q:	Can I invest through my IRA, Keogh or after-tax deferred account?

A:	Yes, subject to the suitability standards. An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee. Please be aware that in purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, as amended, or ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See “Suitability Standards” for

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more information.

Q.	What kinds of fees will I be paying?

A.	There are two kinds of fees that our investors may incur. First, there are stockholder transaction expenses that consist of a one-time, upfront selling commission and organization and offering costs, each of which is calculated as a percentage of the public offering price. Our Class T shares may also be subject to a contingent deferred sales charge. See “Share Repurchase Program.” Second, our investors will bear the recurring fees and expenses payable by us. As an externally managed BDC, we will incur various recurring expenses, including base management fees, incentive fees and administrative costs that are payable under the investment advisory and administrative services agreement. Our investors also incur our direct expenses, including administrative expenses and other expenses incurred by us relating to our ongoing operations. In addition, our Class T shares will be subject to a distribution fee. See “Fees and Expenses” and “Multiple Share Classes.”

Q:	What is the difference among the classes of shares?

A.	Each of the Class A and Class T share classes has its own upfront sales load and fee and expense structure, and may have distinct advantages and disadvantages for different investors. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you invest. Selected broker-dealers may elect to offer, or refrain from offering, one or more of our classes of shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. See “Fees and Expenses,” “Distributions,” “Multiple Share Classes,” and “Share Repurchase Program” for more information.

Q:	How will the payment of fees and expenses affect my invested capital?

A:	The payment of fees and expenses will reduce the funds available to us for investment in portfolio companies and the income generated by the portfolio as well as funds available for distribution to stockholders. The payment of fees and expenses will also reduce the net asset value of your shares of common stock.

Q:	Will the distributions I receive be taxable?

A:	Cash distributions by us generally will be taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of common stock. Under current law, to the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a current maximum tax rate of either 15% or 20%, depending on whether the stockholder’s income exceeds certain threshold amounts. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum rate applicable to Qualifying Dividends or for the corporate dividends received deduction. Distributions of our net capital gains (which is, generally, our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently generally taxable at a maximum rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of a U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional shares of common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Q:	When will I get my detailed tax information?

A:	We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gains.

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Q:	Will I be able to sell my shares of common stock in a secondary market?

A:	We do not currently intend to list our shares on an exchange and do not expect a public trading market to develop for them in the foreseeable future. Because of the lack of a trading market for our shares, stockholders may not be able to sell their shares promptly or at a desired price. If you are able to sell your shares, you may have to sell them at a discount to the purchase price of your shares.

Q:	Are there any restrictions on the transfer of shares?

A:	No. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. However, we do not currently intend to list our shares on an exchange and do not expect a public trading market to develop for them in the foreseeable future. We intend to institute a share repurchase program, but we have limited the number of shares that we will offer to repurchase. If you wish to tender your Class A or Class T shares for repurchase by us prior to the third anniversary of the date you were admitted as a stockholder into the Company, such shares may be subject to a contingent deferred sales charge. See “Share Repurchase Program” for additional information regarding the contingent deferred sales charge and amounts that would be payable based on the period of time that a stockholder holds such shares. As a result, your ability to sell your shares will be limited and you may not receive a full return of invested capital upon selling your shares. We will not charge for transfers of our shares except for necessary and reasonable costs actually incurred by us.

Q:	Will I otherwise be able to liquidate my investment?

A:	We intend to seek to complete a liquidity event for our stockholders within five to seven years following the completion of our offering stage; however, the offering period may extend for an indefinite period. Accordingly, stockholders should consider that they may not have access to the money they invest for an indefinite period of time until we complete a liquidity event. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) a listing of our common stock on a national securities exchange, in which case all Class T shares will automatically convert into Class A shares; (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation; or (3) a merger or another transaction approved by our board of directors in which our stockholders likely will receive cash or shares of a publicly traded company, including potentially a company that is an affiliate of us. Provided we offer Class T shares, upon the occurrence of a liquidity event, all Class T shares will automatically convert to Class A shares and the distribution fee will terminate. While our intention is to seek to complete a liquidity event within five to seven years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. As such, there can be no assurance that we will complete a liquidity event at all.

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Q:	Who can help answer my questions?

A:	If you have more questions about the offering or if you would like additional copies of this prospectus, you should contact your registered representative or the Dealer Manager at:

Triton Pacific Securities, LLC

10877 Wilshire Boulevard, 12th Floor

Los Angeles, CA 90067

(844) 289-8742

Attention: Investor Services

www.tritonpacificpe.com

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SELECTED FINANCIAL DATA

The following selected financial data for (i) the nine months ended September 30, 2015 and 2014, (ii) the year ended December 31, 2014 and 2013, and (iii) the period from April 29, 2011, (Inception) to December 31, 2012 is all derived from our financial statements. The following selected financial data for Triton Pacific Investment Corporation, Inc. should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

					Period from
					April 29, 2011
	Nine months ended September 30,		Year Ended December 31,		(Inception) to
	2015	2014	2014	2013	December 31, 2012(1)
Statements of operations data:
Total investment income	$102,719	$93	$16,319	$-	$-
Operating expenses
Total operating expenses	448,597	276,422	249,465	311,507	79,733
Less: Expense reimbursement from sponsor	(448,597)	(276,329)	(249,357)	(391,240)	-
Net operating expenses	-	93	108	(79,733)	79,733
Net investment income (loss)	102,719	-	16,211	79,733	(79,733)
Total net realized and unrealized gain (loss) on investments	18,239	-	1,087	-	-
Net increase (decrease) in net assets resulting from operations	$120,958	$-	$17,298	$79,733	$(79,733)
Per share data:
Net investment income (loss)—basic(2)	$0.35	$-	$0.14	$7.47	$(26.88)
Net investment income (loss)—diluted(2)	$0.35	$-	$0.14	$6.81	(26.88)
Net increase (decrease) in net assets resulting from operations—basic(2)	$0.41	$-	$0.15	$7.47	(26.88)
Net increase (decrease) in net assets resulting from operations—diluted(2)	$0.41	$-	$0.15	$6.81	$(26.88)
Distributions declared(3)	$(0.42)	$-	$-	$-	$-
Balance sheet data:
Total assets	$6,172,059	$3,604,813	$3,667,097	$1,328,628	$532,425
Total net assets	$5,684,559	$1,721,214	$1,916,867	$200,003	$21,517
Other data:
Total return(4)	2.9%	0.0%	0.0%	0.0%	0.0%
Number of portfolio company investments at period end	20	0	10	0	0
Total portfolio investments for the period	$3,809,500	$-	$1,471,307	$-	$-
Proceeds from sales and prepayments of investments	$400,960	$-	$249,375	$-	$-

Weighted average common shares outstanding - basic	296619	81195	114,991	10,675
Weighted average common shares outstanding - diluted	296619	81195	114,991	11,713

			Period from
			April 29, 2011
	Year Ended December 31,		(Inception) to
	2014	2013	December 31, 2012(1)
Statements of operations data:
Total investment income	$16,319	$-	$-
Operating expenses
Total operating expenses	249,465	311,507	79,733
Less: Expense reimbursement from sponsor	(249,357)	(391,240)	-
Net operating expenses	108	(79,733)	79,733
Net investment income (loss)	16,211	79,733	(79,733)
Total net realized and unrealized gain (loss) on investments	1,087	-	-
Net increase (decrease) in net assets resulting from operations	$17,298	$79,733	$(79,733)
Per share data:
Net investment income (loss)—basic(2)	$0.14	$7.47	$(26.88)
Net investment income (loss)—diluted(2)	$0.14	$6.81	(26.88)
Net increase (decrease) in net assets resulting from operations—basic(2)	$0.15	$7.47	(26.88)
Net increase (decrease) in net assets resulting from operations—diluted(2)	$0.15	$6.81	$(26.88)
Distributions declared(3)	$-	$-	$-
Balance sheet data:
Total assets	$3,667,097	$1,328,628	$532,425
Total net assets	$1,916,867	$200,003	$21,517
Other data:
Total return(4)	0.0%	0.0%	0.0%
Number of portfolio company investments at period end	10	0	0
Total portfolio investments for the period	$1,471,307	$-	$-
Proceeds from sales and prepayments of investments	$249,375	$-	$-

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(1)	We formally commenced operations in 2014. Prior to such date, we had no operations except for matters relating to our organization and registration as a non-diversified, closed-end management investment company.
(2)	The per share data was derived by using the weighted average shares outstanding during the years ended December 31, 2014 and 2013, and the period from April 11, 2012 through December 31, 2012, respectively.
(3)	The per share data for distributions reflects the actual amount of distributions paid per share during the applicable period.
(4)	The total return for each year presented was calculated by taking the net asset value per share as of the end of the applicable year, adding the cash distributions per share which were declared during the applicable and dividing the total by the net asset value per share at the beginning of the period. The total return does not consider the effect of the sales load from the sale of our common stock. The historical calculation of total return should not be considered a representation of our future total return, which may be greater or less than the return shown in the table due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rates payable on debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculation set forth above represents the total return on our investment portfolio during the period and is calculated in accordance with GAAP. This return figure does not represent an actual return to stockholders.

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RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in us. The following should not be considered a complete summary of all the risks associated with an investment, but if any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value per share of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have not generated significant income from our investments since our inception.

We have only generated minimal income from our investments and are profitable at this time only as a result of our Adviser’s willingness to reimburse a portion of our expenses pursuant to an expense support and conditional reimbursement agreement. To date, we have only invested in a limited number of portfolio companies and have incurred costs incurred in the development and formation of our business. We do not know whether or when we will generate income from our investments and become profitable. We anticipate that we will continue to incur costs in excess of our income until and unless our investments in portfolio companies are successful. If these investments are not successful, we may never achieve or sustain profitability on a quarterly or annual basis. Our failure to become and remain profitable could impair our ability to raise capital, expand our business, diversify our investments or continue our operations.

Except for the investments described in this report, we have not identified specific investments that we will make with the proceeds of this offering, and you will not have the opportunity to evaluate our investments prior to purchasing shares of our common stock.

Except for the investments described in this report, neither we, our Adviser or our Sub-Adviser has identified, made or contracted to make any investments. As a result, you will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning our investments prior to purchasing shares of our common stock. You must rely on our Adviser and our board of directors to implement our investment policies, evaluate our investment opportunities and structure the terms of our investments. Because investors are not able to evaluate our investments in advance of purchasing shares of our common stock, other than those investments described in this report, this offering may entail more risk than other types of offerings. This may hinder your ability to achieve your own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives.

We have not established any limit on the amount of funds we may use from available sources, such as borrowings, if any, or proceeds from this offering, to fund distributions (which may reduce the amount of capital we ultimately invest in assets).

For a significant time after the commencement of our offering, a substantial portion of our distributions will result from expense reimbursements from our Adviser, which are subject to repayment by us within three years. The purpose of this arrangement is to reduce our operating expenses; to avoid such distributions being characterized as returns of capital for tax purposes and to attempt to ensure that no portion of our distributions to stockholders will be paid from our offering proceeds. Despite this, we may still have distributions which could be characterized as a return of capital for GAAP purposes. Shareholders should understand that any such distributions are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or our Adviser continues to make such expense reimbursements. Shareholders should also understand that our future repayments will reduce the distributions that they would otherwise receive. There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the Company Act from participating in certain transactions with certain of our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or

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more of our outstanding voting securities will be deemed to be our affiliate for purposes of the Company Act and we will generally be prohibited from buying or selling any securities (other than our securities) from or to such affiliate, absent the prior approval of our disinterested directors. The Company Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same companies (whether at the same or different times), without prior approval of our disinterested directors and, in some cases, the SEC. Except under certain circumstances, if a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security (other than any security of which we are the issuer) from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any company owned, in whole or in significant part, by a private equity fund managed by our Adviser or its affiliates, which may limit the scope of investment opportunities that would otherwise be available to us without obtaining an exemptive relief order from the SEC. There is no assurance that a satisfactory exemptive relief order from the SEC will be obtained.

A failure on our part to maintain our qualification as a business development company would significantly reduce our operating flexibility.

If we fail to continuously qualify as a business development company, we might become subject to regulation as a registered closed-end investment company under the Company Act, which would significantly decrease our operating flexibility. In addition, failure to comply with the requirements imposed on business development companies by the Company Act could cause the SEC to bring an enforcement action against us. For additional information on the qualification requirements of a business development company, see “Regulation” below.

Regulations governing our operation as a business development company and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things, satisfy an annual distribution requirement. As a result, in order to fund new investments, we may need to periodically access the capital markets to raise cash. We may do so by issuing “senior securities,” including borrowing money from banks or other financial institutions and issuing preferred stock, up to the maximum amount allowed under the Company Act—which allows us to borrow only in amounts such that our asset coverage, as defined in the Company Act, equals at least 200% of our gross assets less all of our liabilities not represented by senior securities, immediately after each issuance of senior securities. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability, in comparison to other companies, to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we may need to issue equity more frequently than our privately-owned competitors, which may lead to greater stockholder dilution.

If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from making distributions and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

If we issue preferred stock, it would rank senior to our common stock in our capital structure and preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences (including as to distributions) and privileges more favorable than those of our common stockholders. The presence of preferred stock could have the effect of delaying or preventing a change in control or other transaction that might provide a premium price of our common stockholders or otherwise be in your best interest. Holders of our common stock would directly or indirectly bear all of the costs associated with offering and servicing any preferred stock that we issue.

We generally are not able to issue or sell our common stock at a price below net asset value per share, which may be a disadvantage as compared with other public companies. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value per share of the common stock if our board of directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders (as well as those stockholders that are not affiliated with us) approve such sale. In any such case, the

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price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any underwriting commission or discount). If our common stock trades at a discount to our net asset value per share, this restriction could adversely affect our ability to raise capital.

We also may make rights offerings to our stockholders at prices less than net asset value per share, subject to applicable requirements of the Company Act. If we raise additional funds by issuing more shares of our common stock or issuing senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders may decline at that time and our stockholders may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future on terms favorable to us or at all.

In addition, we may in the future seek to securitize our portfolio securities to generate cash for funding new investments. To securitize loans, we would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. An inability to successfully securitize our loan portfolio could limit our ability to grow our business or fully execute our business strategy and may decrease our earnings, if any. The securitization market is subject to changing market conditions and we may not be able to access this market when we would otherwise deem appropriate. Moreover, the successful securitization of our portfolio might expose us to losses as the residual investments in which we do not sell interests will tend to be those that are riskier and more apt to generate losses. The Company Act also may impose restrictions on the structure of any securitization.

A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there could be uncertainty as to the actual market value of our portfolio investments.

Under the Company Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value, as determined by our board of directors. Since most of our investments will not be publicly-traded or actively traded on a secondary market, our board of directors will determine their fair value quarterly in good faith.

Factors that may be considered in determining the fair value of our investments include: dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any related collateral, the earnings of the portfolio company and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value per share on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.

Because our business model depends to a significant extent upon the business relationships of our Adviser, the inability of our Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that our Adviser and Sub-Adviser will depend on their relationships with private equity sponsors, investment banks and commercial banks, and we may rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our Adviser and Sub-Adviser fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom our Adviser’s and Sub-Adviser’s professionals have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

The amount and timing of distributions are uncertain and distributions may be funded from the proceeds of this offering and may represent a return of capital.

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The amount of any distributions we pay is uncertain. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our distributions to our stockholders may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. We may fund distributions from the uninvested proceeds of our public offering and borrowings, and we have not established limits on the amount of funds we may use from net offering proceeds or borrowings to make any such distributions. Therefore, portions of the distributions that we pay may represent a return of your capital rather than a return on your investment, which will lower your tax basis in your shares and reduce the amount of funds we have for investment in targeted assets. Further, the per share amount of distributions on Class A and Class T shares will likely differ because of different allocations of class-specific expenses. For example, distributions on Class T shares will likely be lower than on Class A shares because Class T shares are subject to an annual distribution fee.

We may not be able to pay you distributions, and our distributions may not grow over time. Our ability to pay distributions might be adversely affected by, among other things, the effect of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC can limit our ability to pay distributions.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or do not satisfy the annual distribution requirement.

To obtain and maintain RIC status and be relieved of federal taxes on the income and gains we distribute to our stockholders, we must meet the following annual distribution, income source and asset diversification requirements.

The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We will be subject to a 4% nondeductible federal excise tax, however, to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar-year basis. See “Material U.S. Federal Income Tax Considerations.” Because we may use debt financing, we are subject to an asset coverage ratio requirement under the Company Act and we may be subject to certain financial covenants under our debt arrangements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The income source requirement will be satisfied if we obtain at least 90% of our gross income for each year from distributions, interest, gains from the sale of stock or securities or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC status or to meet the annual distribution requirement for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our board of directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value per share, operating results and value

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of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment.

Our board of directors has substantial discretion over the use of the proceeds of this offering.

Our board of directors will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which investors may not agree or for purposes other than those contemplated at the time of this offering.

If we internalize our management functions, your interest in us could be diluted, and we could incur other significant costs and face other significant risks associated with being self-managed.

Our board of directors may decide in the future to internalize our management functions. If we do so, we may elect to negotiate to acquire our Adviser’s assets and personnel. At this time, we cannot anticipate the form or amount of consideration or other terms relating to any such internalization transaction. Such consideration could take many forms, including cash payments, promissory notes and shares of our common stock. The payment of such consideration could result in dilution of your interests as a stockholder and could reduce the earnings per share attributable to your investment.

In addition, while we would no longer bear the costs of the various fees and expenses we expect to pay to our Adviser under the investment adviser agreement, we would incur the compensation and benefits costs of our officers and other employees and consultants that we now expect will be paid by our Adviser or its affiliates. In addition, we may issue equity awards to officers, employees and consultants, which awards would decrease net income and may further dilute your investment. We cannot reasonably estimate the amount of fees we would save or the costs we would incur if we became self-managed. If the expenses we assume as a result of internalization are higher than the expenses we avoid paying to our Adviser, our earnings per share would be lower as a result of the internalization than they otherwise would have been, potentially decreasing the amount of funds available to distribute to our stockholders and the value of our shares. As currently organized, we will not have any employees. If we elect to internalize our operations, we would employ personnel and would be subject to potential liabilities commonly faced by employers, such as workers disability and compensation claims, potential labor disputes and other employee-related liabilities and grievances, all of which could result in substantially higher litigation costs to us.

If we internalize our management functions, we could have difficulty integrating these functions as a stand-alone entity. In addition, we could have difficulty retaining the management personnel we employ. Currently, individuals employed by our Adviser and its affiliates perform asset management and general and administrative functions, including accounting and financial reporting, for multiple entities. These personnel have a great deal of know-how and experience. We may fail to properly identify the appropriate mix of personnel and capital needs to operate as a stand-alone entity. An inability to manage an internalization transaction effectively could result in our incurring excess costs and/or suffering deficiencies in our disclosure controls and procedures or our internal control over financial reporting. Such deficiencies could cause us to incur additional costs, and our management’s attention could be diverted from most effectively managing our investments.

If we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital. The use of leverage to partially finance our investments, through borrowings from banks and other lenders, will increase the risk of investing in our common stock. If the value of our assets decreases, leveraging would cause our net asset value per share to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions. Leverage is generally considered a speculative investment technique.

Because we intend to distribute substantially all of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

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In order to qualify for the tax benefits available to RICs and to avoid payment of excise taxes, we intend to distribute to our stockholders substantially all of our annual taxable income, except that we may retain certain net capital gains for investment, and treat such amounts as deemed distributions to our stockholders. If we elect to treat any amounts as deemed distributions, we must pay income taxes at the corporate rate on such deemed distributions on behalf of our stockholders. As a result of these requirements, we will likely need to raise capital from other sources to grow our business. As a business development company, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which includes all of our borrowings and any outstanding preferred stock, of at least 200%. These requirements limit the amounts we may borrow. Because we will continue to need capital to grow our investment portfolio, these limitations may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so.

While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms or at all. Also, as a business development company, we generally will not be permitted to issue equity securities at a price below net asset value per share without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value per share and share price could decline. Lastly, any additional equity raised will dilute the interest of current investors.

In selecting and structuring investments appropriate for us, our Adviser and Sub-Adviser will consider the investment and tax objectives of the Company and our stockholders as a whole, not the investment, tax or other objectives of any stockholder individually.

Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of disposition of our investments. As a consequence, conflicts of interest may arise in connection with decisions made by our Adviser and Sub-Adviser, including with respect to the nature or structuring of our investments that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders’ individual tax situations.

Risks Related to our Adviser and Its Affiliates

We will rely in our Adviser and its investment personnel for the selection of our assets and the monitoring of our investments.

We will have no internal employees. We will depend on the ability, diligence, skill and network of business contacts of our Adviser, our Sub-Adviser and their investment committee to identify potential investments, to negotiate such acquisitions, to oversee the management of the investments, and to arrange their timely disposition. We are the first business development company or registered investment company sponsored by our Adviser. The departure of any of the members of our Adviser or Sub-Adviser could have a material adverse effect on our ability to achieve our investment objectives. There can be no assurances that the individuals currently employed by the Adviser or Sub-Adviser who will manage our portfolio will continue to be employed by the Adviser or Sub-Adviser or that the Adviser or Sub-Adviser will be able to obtain suitable replacements if they leave. In addition, we can offer no assurance that our Adviser will remain our investment adviser, that our Sub-Adviser will remain our sub-adviser or that we will continue to have access to their investment professionals or their information and deal flow.

There are significant potential conflicts of interest which could adversely impact our investment returns.

Our executive officers and directors, and the principals of our Adviser and Sub-Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by their affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Faggen, our president and chief executive officer, and the president of our Adviser, as well as other members of TPCP and its affiliates who may also be members of the investment committee of our Adviser, manage and, following this offering, will continue to manage other funds which are currently in their investment phase or, though fully invested, are continuing to be actively managed. In addition, in the future, the principals of our Adviser or Sub-Adviser may manage other funds which may from time to time have overlapping investment objectives with ours and, accordingly, may invest in asset classes similar to those targeted by us. If this should

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occur, the principals of our Adviser and Sub-Adviser may face conflicts of interest in the allocation of investment opportunities to us and such other funds. Although our Adviser’s and Sub-Adviser’s investment professionals may endeavor to create independent teams to represent conflicting parties and to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by such other funds. In light of such potential conflicts, and as required under the Advisers Act, our Adviser has adopted a Code of Ethics that, among other things, is intended to provide a framework of principles and procedures for resolving conflicts of interest in a manner consistent with our Adviser’s fiduciary obligations to its clients.

The incentive fee we pay to our Adviser in respect of capital gains may be effectively greater than 20%.

As a result of the operation of the cumulative method of calculating the incentive fees on capital gains we pay to our Adviser, the cumulative aggregate incentive fee received by our Adviser could be effectively greater than 20%, depending on the timing and extent of subsequent net realized capital losses or net unrealized depreciation. For additional information on this calculation, see the disclosure in footnote 2 to Example 2 under the caption “Investment Adviser Agreement — Overview of Our Investment Adviser — Incentive Fee.” We cannot predict whether, or to what extent, this payment calculation would affect your investment in our stock.

The involvement of our Adviser’s investment professionals in our valuation process may create conflicts of interest.

Our portfolio investments will generally not be in publicly-traded securities. As a result, the value of these securities will not be readily available. We will value these securities at fair value as determined in good faith by our board of directors. In connection with that determination, investment professionals from our Adviser will prepare valuations based upon the most recent financial statements and projected financial results available from our investments. The participation of our Adviser’s investment professionals in our valuation process could result in a conflict of interest as our Adviser’s management fee is based, in part, on our gross assets.

Our fee structure may induce our Adviser to cause us to borrow and make speculative investments.

We will pay management and incentive fees to our Adviser based on our total assets, including indebtedness. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after payment of such fees and other expenses resulting in a lower rate of return than one might achieve through direct investments. Our base management fee will be payable based upon our gross assets, which would include any borrowings. This may encourage our Adviser to use leverage to make additional investments and grow our asset base, which would involve the risks attendant to leverage discussed elsewhere in this prospectus. In addition, the incentive fee payable by us to our Adviser may create an incentive for it to use leverage and make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns.

The incentive fee payable by us to our Adviser also may create an incentive for our Adviser to favor investments that have a deferred interest feature or no interest income, but higher potential total returns. As our Adviser has agreed to waive any incentive fee on current income which it could have received in accordance with the Advisers Act, it could potentially be incentivized to seek riskier investments with greater capital gains, while eschewing investments with an increased current income feature.

In view of these factors, among other things, our board of directors is charged with protecting our interests by monitoring how our Adviser addresses these and other potential conflicts of interests associated with its services and compensation. While our board of directors will not review or approve each investment, our independent directors will periodically review our Adviser’s services and portfolio decisions and performance, as well as the appropriateness of its compensation in light of such factors.

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Risks Relating to Our Investments

Our investments may be risky, and we could lose all or part of our investment.

Investing in small and mid-sized companies involves a number of significant risks. Among other things, these companies:

May have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

May have limited financial resources and limited access to capital markets and may be unable to meet their obligations under their debt instruments, some of which we may hold or may be senior to us;

Are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company and, in turn, on us. As well, limited resources may make it difficult to attract the necessary talent or invest in the necessary infrastructure to help the company grow;

Generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

Generally have less publicly available information about their businesses, operations and financial condition. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.

We will invest primarily in privately-held companies. These investments are typically illiquid. As such, we may have difficulty exiting an investment promptly at a desired price or outside of a normal amortization schedule for debt investments. Private companies also have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. In addition, little public information generally exists about these companies, which may include a lack of audited financial statements and ratings by third parties. We must therefore rely on the ability of our Adviser to obtain adequate information to evaluate the potential risks of investing in these companies. These companies and their financial information may not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. These factors could affect our investment returns.

Our portfolio companies may incur debt that ranks equally with, or senior to, our debt investments in such companies.

For our debt investments, we intend to invest primarily in first lien, second lien and, to a lesser extent, subordinated debt issued by private U.S. companies, including middle market private U.S. companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any proceeds. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on a proportionate basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

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If we make unsecured investments, those investments might not generate sufficient cash flow to service their debt obligations to us.

We may make unsecured debt investments and debt investments that are subordinated to other obligations of the obligor. Unsecured investments often reflect a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. If we make an unsecured investment in a company, that company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service its debt obligations to us and to more senior lenders.

If we invest in the securities and obligations of distressed and bankrupt issuers, we might not receive interest or other payments.

We are authorized to invest in the securities and obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or in instances where we exercise control over the borrower or render significant managerial assistance.

We generally will not control our portfolio companies in which we make debt investments.

We do not expect to control our portfolio companies in which we make debt investments, even though we may have board representation or board observation rights, and our debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we make debt investments may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our debt investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We may be subject to taxation based on our acquisition of instruments that do not generate cash flow.

We may make debt investments or finance transactions with debt instruments that may either be issued at a discount to their face value and provide no interest payments over the life of the instrument (also known as original discount bonds or OID), or we may receive warrants in connection with the origination of loans, or we may make debt investments from which we may receive payments in kind, or PIK, interest payments that are capitalized for some portion or over the life of the loan. Each of these types of instruments represent particular kinds of risk as they do not generate cash flow, though for tax purposes and for our status as a RIC they will require us to recognize income which must be taxed or distributed.

More specifically, for any warrants received we will be required to determine the cost basis of such warrants (or other equity related securities received) based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants (or other equity). Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the warrant or other equity instruments is treated as original issue discount for which we will be required to immediately recognize income. PIK loans generally represent a significantly higher credit risk than coupon loans. PIK loans have unreliable valuations because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. PIK accruals may create uncertainty about the source

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of distributions to shareholders (that is, cash distributions might come from offering proceeds or our capital rather than income). Further, the deferral of PIK interest has the effect of increasing assets under management and, therefore, increasing the base management fee at a compounding rate, which may create the risk of non-refundable cash payments to the adviser based on accruals that may never be realized.

The lack of liquidity in our investments may adversely affect our business.

We will make private equity investments primarily in companies whose securities are not publicly-traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. Our investments will usually be subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in the companies in which we invest.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to the company or have the opportunity to increase our investment through the exercise of options or warrants to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative effect on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation, may dilute our interest in the company or may reduce the expected yield on the investment.

The companies in which we invest may incur debt that ranks equally with, or senior to, our investments in such companies.

We will invest in all levels of the capital structure of our portfolio companies. These companies may have, or may be permitted to obtain, additional financing which may rank equally with, or senior to, our investment. By their terms, such financings may entitle the holders to receive payments of interest or principal on or before the dates on which we are entitled to receive such payments. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a company, holders of instruments ranking senior to our investment would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior investors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of financing ranking equally with our investments, we would have to share on a proportionate basis any distributions with other investors holding such financing in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the portfolio company.

The disposition of our investments may result in contingent liabilities.

Most of our investments will involve private securities. In connection with their disposition, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that our representations turn out to be inaccurate or with respect to certain potential liabilities. These indemnification obligations may require us to pay money to the purchasers of our equity securities as satisfaction of their indemnity claims, which claims must be satisfied through our return of certain distributions previously made to us.

Second priority liens on collateral securing loans that we make to a company may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make to portfolio companies will be secured on a second priority basis by the same collateral securing such companies’ senior secured debt. The first priority liens on the collateral will secure the obligations of the companies to

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their senior lenders and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the senior loans. The holders of senior secured obligations will generally control the liquidation of the collateral and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before we receive any funding. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by second priority liens after payment in full of all senior secured obligations. If such proceeds are not sufficient to repay amounts owed to junior lenders, then we, to the extent we are not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to a company with outstanding senior debt may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the senior lenders. Under such agreements, at any time that senior secured obligations are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the senior secured obligations:: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We generally will not control companies to which we provide debt.

We do not expect to control portfolio companies in which we make debt investments, even though we may have board representation or board observation rights and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that the management of such a portfolio company may make business decisions with which we disagree or, as representative of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-publicly-traded companies, we may not be able to dispose of our interests in a portfolio company as readily as we would like or at an appropriate valuation. As a result, a company may make decisions that could decrease the value of our holdings.

We may incur lender liability as a result of our lending activities.

In recent years, a number of judicial decisions have upheld the right of borrowers and others to sue lending institutions on the basis of various evolving legal theories generally referred to as “lender liability.” Lender liability is generally based on the idea that a lender has either violated a contractual or implied duty of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in the creation of fiduciary duties owed to the borrower, its stockholders and its other creditors. As a lender, we may be subject to allegations of lender liability, which could be costly to defend and a distraction to our management and could result in significant liability.

Defaults by our portfolio companies will harm our operating results.

The failure of a portfolio company in which we make a debt investment to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the ability of the company to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company, which may include the waiver of certain financial covenants.

We may not realize gains from our private equity investments.

We will make direct private equity investments in portfolio companies. In addition, when we invest in certain debt investments, we may acquire warrants to purchase equity securities. Our goal in such investments will be primarily to realize gains upon our disposition of such equity interests. However, our equity interests may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our private equity investments, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests.

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We will experience fluctuations in our quarterly operating results.

We will experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rates payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in, and the timing of, our recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied on as being indicative of our performance in future periods.

We may concentrate our investments in companies in a particular industry or industries.

If we concentrate our investments in companies in a particular industry or industries, any adverse conditions that disproportionately impact that industry or industries may have a magnified adverse effect on our operating results.

Risks Relating to Economic Conditions

Future disruptions or instability in capital markets could negatively impact our ability to raise capital and could have a material adverse effect on our business, financial condition and results of operations.

From time to time, the global capital markets may experience periods of disruption and instability, which could materially and adversely impact the broader financial and credit markets and reduce the availability to us of debt and equity capital. For example, between 2008 and 2009, instability in the global capital markets resulted in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the repricing of credit risk in the broadly syndicated credit market and the failure of major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. We believe that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets, caused extreme economic uncertainty and significantly reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While market conditions have experienced relative stability in recent years, there have been continuing periods of volatility and there can be no assurance that adverse market conditions will not repeat themselves in the future.

Future volatility and dislocation in the capital markets could create a challenging environment in which to raise or access capital. For example, the re-appearance of market conditions similar to those experienced from 2008 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance our existing indebtedness or obtain new indebtedness with similar terms. Significant changes or volatility in the capital markets may also have a negative effect on the valuations of our investments. While most of our investments will not be publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity) and impairments of the market values or fair market values of our investments, even if unrealized, must be reflected in our financial statements for the applicable period, which could result in significant reductions to our net asset value for the period. With certain limited exceptions, we are only allowed to borrow amounts or issue debt securities if our asset coverage, as calculated pursuant to the Company Act, equals at least 200% immediately after such borrowing. Equity capital may also be difficult to raise during periods of adverse or volatile market conditions. Subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. If we are unable to raise capital or refinance existing debt on acceptable terms, then we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies. Significant changes in the capital markets may also affect the pace of our investment activity and the potential for liquidity events involving our investments. Thus, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes.

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Adverse economic conditions or increased competition for investment opportunities could delay deployment of our capital, reduce returns and result in losses.

Adverse economic conditions may make it difficult to find suitable investments promptly, efficiently or effectively in a manner that is most beneficial to our stockholders. Any delay in investment, or inability to find suitable investments, could adversely affect our performance, retard or reduce distributions and reduce our overall return to investors. We will compete for investments with other BDCs and investment funds (including private equity funds and mezzanine funds), as well as commercial banks and other traditional financial services companies and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, increasingly make investments in small to mid-sized private U.S. companies. As a result, competition for investment opportunities in private U.S. companies is intense and may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring for portfolio companies than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure and, if we do, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of loss of capital. A significant part of our competitive advantage stems from the fact that the market for investments in private U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number or the size of our competitors in this target market could force us to accept less attractive investment terms. Further, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions imposed on us as a BDC.

Economic recessions or downturns could impair a company in which we invest and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. In that case, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our senior or second lien secured loans. A prolonged recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.

Changes in interest rates may affect our cost of capital and net investment income.

Since we intend to use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. We expect that our long term fixed rate investments will be financed primarily with equity and long term debt. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We may occasionally use interest rate risk management techniques, primarily in highly volatile market conditions, in an effort to limit our exposure to interest rate fluctuations, but we will not use such techniques as a means of enhancing our returns. These techniques may include various interest rate hedging activities to the extent permitted by the Company Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise.

Changes in financial regulations may have material adverse consequences to us and to our stockholders.

On July 21, 2010, the President signed into law the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act. The Dodd-Frank institutes a wide range of reforms that will have an impact on all financial institutions. Many of the requirements called for in the Dodd-Frank Act will be implemented over time, most of which will be subject to implementing regulations over the course of several years. Given the uncertainty associated with the manner in which the provisions of the Dodd-Frank Act will be implemented by the various regulatory agencies and through regulations, the full

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impact such requirements will have on our business, results of operations or financial condition is unclear. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us as a result of the Dodd-Frank Act, these changes could be materially adverse to us and our stockholders.

Future changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations (including regulations under the Dodd-Frank Act) could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our Adviser to other types of investments in which our Adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us.

We are subject to the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. Under current SEC rules, our management will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and related rules and regulations of the SEC. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to incur significant additional expenses in the near term, which may negatively impact our financial performance and our ability to pay distributions. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with the Sarbanes-Oxley Act and related rules and regulations, we may be adversely affected.

Terrorist attacks, acts of war or natural disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to recent global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic or global economies and create additional uncertainties, which may negatively affect the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

Risks Related to Business Development Companies

The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation” below. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a

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material adverse effect on our business, financial condition and result of operations. Similarly, these rules could prevent us from making additional investments in companies in which we have invested, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time in order to comply with the Company Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments. Further, any failure by us to comply with the requirements imposed on BDCs by the Company Act could cause the SEC to bring an enforcement action against us or expose us to the claims of private litigants. In addition, if approved by a majority of our stockholders, we may elect to withdraw our status as a BDC. If we withdraw our election or otherwise fail to qualify, or maintain our qualification, as a BDC, we may be subject to substantially greater regulation under the Company Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility and could significantly increase our operating costs.

Risks Relating to this Offering and Our Common Stock

Investors will not know the purchase price per share at the time they submit their subscription agreements and could pay a premium for their shares of common stock if our board of directors does not decrease the offering price in the event of a decline in our net asset value per share.

The purchase price at which you purchase shares of a class will be determined at each closing date to ensure that the sales price of such class is equal to or greater than the net asset value per share of the applicable class, after deducting the sales load and dealer manager fees. In the event of a decrease in our net asset value per share, you could pay a premium for your shares of a class if our board of directors does not decrease the offering price. A decline in our net asset value per share to an amount more than 10% below our current offering price of a class, net of the sales load, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share of such class is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share of such class is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. If (i) our net asset value per share of a class decreases to more than 10% below our then current net offering price of such class and (ii) our board of directors believes that such decrease is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price of such class that is not more than 10% above our net asset value per share. If our board of directors determines that the decrease is the result of a temporary movement in the credit markets, investors may purchase shares at an offering price per share of a class, net of the sales load, which represents a premium to the net asset value per share of greater than 10%. See “Plan of Distribution.”

Delays in the application of offering proceeds to our investment program may adversely affect our results.

To the extent that there are significant delays in the application of the initial or subsequent proceeds of this offering to our investment program, from time to time, due to market conditions, the relative lack of suitable investment candidates or the time needed for transaction due diligence and execution, it will be more difficult to achieve our investment objectives and our returns may be adversely affected.

This is a “best efforts” offering, and if we are unable to raise substantial funds, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

This offering is being made on a best efforts basis, whereby our Dealer Manager and broker-dealers participating in the offering are only required to use their best efforts to sell our shares and have no firm commitment or obligation to purchase any of the shares. To the extent that less than the maximum number of shares is subscribed for, the opportunity for diversification of our investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.

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The shares sold in this offering will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if you purchase shares in this offering, you will have limited liquidity and may not receive a full return of your invested capital if you sell your shares.

The shares offered by us are illiquid assets for which there is not expected to be any secondary market nor is it expected that any will develop in the foreseeable future. Therefore, if you purchase shares you will likely have limited ability to sell your shares. We intend to seek to complete a liquidity event for our stockholders within five to seven years following the completion of our offering stage; however, the offering period may extend for an indefinite period. Accordingly, stockholders should consider that they may not have access to the money they invest for an indefinite period of time until we complete a liquidity event. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) a listing of our common stock on a national securities exchange, in which case all Class T shares will automatically convert into Class A shares; (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation; or (3) a merger or another transaction approved by our board of directors in which our stockholders likely will receive cash or shares of a publicly traded company, including potentially a company that is an affiliate of us. While our intention is to seek to complete a liquidity event within five to seven years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. As such, there can be no assurance that we will complete a liquidity event at all.

Should we not be able to complete a liquidity event within seven years following the end of this offering, subject to the authority of the independent directors or the rights of the stockholders to postpone liquidation, we will cease to make investments in new portfolio companies and will begin the orderly liquidation of our assets (which may include allowing our debt securities to mature and disposing of our equity interests to the extent feasible.) However, upon the vote of a majority of stockholders eligible to vote at any stockholder meeting we may suspend the liquidation of the company for such time as the stockholders may agree or we may extend the date upon which we must cease to make investments in new portfolio companies and begin an orderly liquidation of our assets for up to three consecutive periods of 12 months each upon the vote of a majority of our independent directors.

In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, market conditions, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our common stock, internal management considerations and the potential for stockholder liquidity. If our shares are listed, we cannot assure you a public trading market will develop. Since a portion of the offering price from the sale of shares in this offering will be used to pay expenses and fees, the full offering price paid by stockholders will not be invested. As a result, even if we do complete a liquidity event, you may not receive a return of all of your invested capital.

Forced liquidation and being publicly listed may have adverse impact on the value of our common stock.

Because we are required to seek a liquidity event not more than seven years after completion of this offering, subject to the authority of the independent directors or the rights of the shareholders to postpone liquidation, we may be forced to seek a listing or a liquidation when market conditions are not favorable which may have an adverse impact on the value of our shares.

The trading price of our common stock, if we become listed, may fluctuate substantially. The price of our common stock that will prevail in the market in the future will depend on many factors, some of which are beyond our control and may not be directly related to our operating performance. In fact, shares of publicly-traded closed-end investment companies frequently trade at a discount to their net asset value per share. If our shares are eventually listed on a national exchange, we would not be able to predict whether our common stock would trade above, at or below net asset value per share. This risk is separate and distinct from the risk that our net asset value per share may decline.

You should also be aware that due to the potential volatility of our stock price once a market for our stock is established, we may become more susceptible to securities litigation, as other publicly-traded entities have experienced. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

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Our Adviser may have an incentive to delay a liquidity event, which may result in actions that are not in the best interest of our stockholders.

Our Dealer Manager and its affiliates will pay certain amounts to advisors and selected broker-dealers at the time of purchase in connection with the distribution of our Class A and Class T shares for the ongoing marketing, sale and distribution of such shares. Because the upfront amounts payable at the time of purchase are lower on the Class T shares compared to the Class A shares, a distribution fee will be payable by us on our Class T shares to compensate our affiliated Dealer Manager and its affiliates for paying these amounts and for other expenses incurred by our Dealer Manager and selected broker-dealers related to the distribution and marketing of our Class T shares. The distribution fee will terminate for all Class T stockholders upon a liquidity event. As such, our Adviser may have an incentive to delay a liquidity event if such amounts receivable by our Dealer Manager have not been fully paid. A delay in a liquidity event may not be in the best interests of our stockholders.

We established the offering price for our shares of common stock on an arbitrary basis, and the offering price may not accurately reflect the value of our assets.

The price of shares of a class of our common stock was established on an arbitrary basis and is not based on the amount or nature of our assets or our book value. Therefore, at any given time, the offering price may be higher than the value of our investments.

Because our Dealer Manager is an affiliate of our Adviser, you will not have the benefit of an independent review of the prospectus customarily performed in underwritten offerings.

The Dealer Manager is an affiliate of Triton Pacific and will not make an independent review of us or this offering. Accordingly, you will have to rely on your own broker-dealer to make an independent review of the terms of this offering. If your broker-dealer does not conduct such a review, you will not have the benefit of an independent review of the terms of this offering. Further, the due diligence investigation of us by our Dealer Manager cannot be considered to be an independent review and, therefore, may not be as meaningful as a review conducted by an unaffiliated broker-dealer or investment banker. You will not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in an underwritten public securities offering. In addition, we do not, and do not expect to, have research analysts reviewing our performance or our securities on an ongoing basis. Therefore, you will not have an independent review of our performance and the value of our common stock relative to publicly-traded companies.

Our Dealer Manager may be unable to sell a sufficient number of shares for us to achieve our investment objectives.

The success of this offering, and correspondingly our ability to implement our business strategy, is dependent upon the ability of our Dealer Manager to establish and maintain a network of licensed securities brokers-dealers and other agents. There is therefore no assurance that it will be able to sell a sufficient number of shares to allow us to have adequate funds to construct a portfolio of a sufficiently broad array of assets. In addition, although our Dealer Manager has extensive experience in the sale of private funds, our Dealer Manager never served as the dealer manager of a business development company prior to our offering. If our Dealer Manager fails to perform, we may not be able to raise adequate proceeds through this offering to implement our investment strategy. As a result, we may be unable to achieve our investment objectives, and you could lose some or all of the value of your investment.

As soon as practicable, we intend to offer to repurchase your shares on a quarterly basis. As a result you will have limited opportunities to sell your shares and, to the extent are able to sell your shares under the program you may not be able to recover the amount of your investment in our shares.

As soon as practicable, we intend to commence tender offers to allow you to tender your shares on a quarterly basis at a price equal to the net offering price for the applicable share class in effect as of the date of such repurchase. As proposed, the share repurchase program will include numerous restrictions that limit your ability to sell your shares. We intend to limit the number of shares repurchased pursuant to our proposed share repurchase program as follows: (1) we currently intend to limit the number of shares repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan (at the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares); (2) we do not expect to repurchase shares in any calendar year in excess of 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in any quarter; and (3) to the extent that the number of shares tendered to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, we will

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have no obligation to repurchase shares if the repurchase would violate applicable restrictions on distributions under federal or Maryland law that prohibit distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent us from accommodating all repurchase requests made in any year. Furthermore, if you wish to tender your Class T shares for repurchase by us prior to the third anniversary of the date you were admitted as a Class T stockholder into the Company such Class T shares may be subject to a contingent deferred sales charge. See “Share Repurchase Program.” Our board of directors may amend, suspend or terminate the repurchase program upon 30 days’ notice. We will notify you of such developments (1) in our quarterly reports or (2) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act. During this offering, we will also include this information in a prospectus supplement or post-effective amendment to the registration statement, as then required under federal securities laws. In addition, although we have adopted a share repurchase program, we have discretion to not repurchase your shares, to suspend the plan, and to cease repurchases. Further, the plan has many limitations and should not be relied upon as a method to sell shares promptly and at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our stockholders.

When we make quarterly repurchase offers pursuant to the share repurchase program, we may offer to repurchase shares at a price that is lower than the price you paid for shares of a class in our offering. As a result, to the extent you have the ability to sell your shares to us as part of our share repurchase program, the price at which you may sell your shares, which we expect to be the net offering price for the applicable share class in effect as of the date of such repurchase, may be lower than what you paid in connection with your purchase of shares in our offering.

In addition, if you choose to participate in our share repurchase program, you will be required to provide us with notice of your intent to participate prior to knowing what the net asset value per share will be on the repurchase date. Although you will have the ability to withdraw your repurchase request prior to the repurchase date, to the extent you seek to sell your shares to us as part of our periodic share repurchase program, you will be required to do so without knowledge of what the repurchase price of our shares will be on the repurchase date.

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the timeframe contemplated by this prospectus.

Delays in investing the net proceeds of this offering may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objectives or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

In addition, even if we are able to raise significant proceeds in our offering, we will not be permitted to use such proceeds to co-invest with certain entities affiliated with our Adviser in transactions originated by our Adviser unless we first obtain an exemptive order from the SEC and receive approval from our independent directors. We have applied for an exemptive order, and the SEC has granted exemptive relief for co-investments to other BDCs in the past. However, there can be no assurance that we will obtain such relief.

We anticipate that, depending on market conditions, it may take us several months to invest the proceeds of this offering in securities meeting our investment objectives and providing sufficient diversification of our portfolio. During this period, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objectives. As a result, any distributions that we pay during this period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objectives.

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Your interest in us will be diluted if we issue additional shares, which could reduce the overall value of your investment.

Potential investors in this offering do not have preemptive rights to any shares we issue in the future. Pursuant to our charter, a majority of our entire board of directors may amend our charter to increase the number of our authorized shares of stock without stockholder approval. After your purchase in this offering, our board may elect to sell additional shares in this or future public offerings, issue equity interests in private offerings or issue share-based awards to our independent directors or to employees of our Adviser or Administrator. To the extent we issue additional equity interests after your purchase in this offering, your percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, you may also experience dilution in the book value and fair value of your shares.

Distribution Reinvestment Plan will dilute the interest of those who do not opt-in.

We currently have a distribution re-investment plan that requires participants to opt-in to re-invest distributions paid. For those investors who do not opt-in to the distribution re-investment plan their interest in the company will be diluted over time, relative to those investors who do opt-in to have their distributions used to purchase additional shares of our common stock.

We may issue preferred stock as a means to access additional capital, which could adversely affect common shareholders and subject us to specific regulation under the Company Act.

We may issue preferred stock as a means to increase flexibility in structuring future financings and acquisitions. However, preferred stock has rights and preferences that would adversely affect the holders of common stock, including preferences as to cash distributions and preferences upon the liquidation or dissolution of the Company. As well, every issuance of preferred stock will be required to comply with the requirements of the Company Act. The Company Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the Company Act require the separate vote of the holders of any issued and outstanding preferred stock.

Certain provisions of our charter and bylaws as well as provisions of the Maryland General Corporation Law could deter takeover attempts and have an adverse impact on the value of our common stock.

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Under the Maryland General Corporation Law, “control shares” acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares owned by the acquirer, by officers or by employees who are directors of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act under the Maryland General Corporation Law any and all acquisitions by any person of our shares of stock. Our board may amend the bylaws to remove that exemption in whole or in part without stockholder approval if our board determines that removing that exemption is in our best interest and the best interests of our stockholders. The Control Share Acquisition Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer. Under the Maryland General Corporation Law, specified “business combinations,” including certain mergers, consolidations, issuances of equity securities and other transactions, between a Maryland corporation and any person who owns 10% or more of the voting power of the corporation’s outstanding voting stock, and certain other parties, (each an “interested stockholder”), or an affiliate of the interested stockholder, are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. Thereafter any of the specified business combinations must be approved by a super majority vote of the stockholders unless, among other conditions, the corporation’s common stockholders receive a minimum price for their shares. See “Description of Our Securities—Business Combinations.”

Under the Maryland General Corporation Law, certain statutory provisions permit a corporation that is subject to the Exchange Act and that has at least three outside directors to be subject to certain corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Among other provisions, a board of directors may classify itself without the vote of stockholders. Further, the board of directors, by electing into certain statutory provisions and

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notwithstanding any contrary provision in the charter or bylaws, may (i) provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting, (ii) reserve for itself the right to fix the number of directors, and (iii) retain for itself the exclusive power to fill vacancies created by the death, removal or resignation of a director. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. We are not prohibited from implementing any or all of the statute.

Additionally, our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and our board of directors may, without stockholder action, amend our charter to increase the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the value of our common stock.

Federal Income Tax Risks

We may be subject to certain corporate-level taxes regardless of whether we continue to qualify as a RIC

To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements. See “Material U.S. Federal Income Tax Considerations.”

The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gain in excess of realized net long-term capital loss, if any. We will be subject to corporate-level U.S. federal income tax on any of our undistributed income or gain. Additionally, we will be subject to a 4% nondeductible federal excise tax to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar-year basis. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the Company Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The income source requirement will be satisfied if we obtain at least 90% of our gross income for each year from distributions, interest, gains from the sale of stock or securities or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities; if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. We may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes.

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We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind (“PIK”) interest, or issued with warrants, or, in certain cases, with increasing interest rates), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

You may receive shares of our common stock as distributions, which could result in adverse tax consequences to you.

In order to satisfy the annual distribution requirement applicable to RICs, we may have the ability to declare a portion of a distribution in shares of our common stock instead of in cash. As long as a portion of such distribution is paid in cash (which portion can be as low as 10% for our taxable years ending on or before December 31) and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits would be a dividend for U.S. federal income tax purposes. As a result, a stockholder would be taxed on the entire distribution in the same manner as a cash distribution, even though a portion of the distribution was paid in shares of our common stock.

You may have current tax liability on distributions you elect to reinvest in our common stock but would not receive cash from such distributions to pay such tax liability.

If you participate in our distribution reinvestment plan, you will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in our common stock to the extent the amount reinvested was not a tax-free return of capital. As a result, unless you are a tax-exempt entity, you may have to use funds from other sources to pay your tax liability on the value of our common stock received from the distribution.

If we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, you will be taxed as though you received a distribution of some of our expenses.

A “publicly offered regulated investment company” is a regulated investment company whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered regulated investment company for any period, a non-corporate shareholder’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional distribution to the shareholder and will be deductible by such shareholder only to the extent permitted under the limitations described below. For non-corporate shareholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered regulated investment company, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible to an individual only to the extent they exceed 2% of such a shareholder’s adjusted gross income, and are not deductible for alternative minimum tax purposes. While we anticipate that we will constitute a publicly offered regulated investment company after our first tax year, there can be no assurance that we will in fact so qualify for any of our taxable years.

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ESTIMATED USE OF PROCEEDS

We intend to use substantially all of the proceeds from this offering, net of expenses and distributions, to make structured private equity and debt investments primarily in small to mid-size private U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus. In addition, as a strategy to manage excess cash, we may make smaller and differing types of investments in, for example, syndicated loan opportunities, high quality debt securities, and other public and private yield-oriented equity and debt securities, directly and through our Sub-Adviser. The remainder will be used for working capital and general corporate purposes, including the payment of operating expenses. However, we have no established limits on the use of proceeds from this offering, or the amount of funds we may use from available sources to make distributions to our stockholders (all of which may reduce the amount of capital we can ultimately invest in our assets). Based on current market conditions, we anticipate that it may take several months to fully invest the initial proceeds we receive in connection with this offering, depending on the availability of investment opportunities that are consistent with our investment objectives and strategies. There can be no assurance we will be able to sell all the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objectives. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objectives or allocate our portfolio among various issuers and industries. Further, it may take several months to fully invest the initial proceeds we receive in connection with this offering, depending on the availability of investment opportunities that are consistent with our investment objectives and strategies, the time needed to investigate, negotiate and execute the investments that we select and due to the fact that it will be difficult to commit to investments prior to the receipt of such proceeds.

Pending such use, we will invest the net proceeds of this offering primarily in short-term securities consistent with our status as a BDC and our election to be taxed as a RIC. During this time, we may employ a portion of the net proceeds to pay operating expenses, distributions to stockholders, and for general corporate purposes. In addition, during this time we will pay management fees to our Adviser as described elsewhere in this prospectus. See “Investment Adviser Agreement.”

Pursuant to an expense support and conditional reimbursement agreement, originally entered into on March 27, 2014 and as amended and restated on November 17, 2014, or the Expense Reimbursement Agreement, our Adviser has agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to stockholders will be paid from our offering proceeds. All reimbursements made by the Adviser are subject to repayment by us. Although our Adviser may terminate the expense reimbursement agreement at any time, it has indicated that it expects to continue such reimbursements until it deems that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income. In the event that the expense reimbursement agreement is terminated, we may pay distributions from offering proceeds or borrowings. In addition, we have not established limits on the use of proceeds from this offering or the amount of funds we may use from available sources to make distributions to stockholders.

The following tables set forth our estimates of how we intend to use the gross proceeds from this offering. Information is provided assuming the sale of the maximum offering amount. The initial public offering price for each share class is subject to increase or decrease based upon, among other things, the net asset value per share of such class. Selling a different percentage of Class A or Class T shares will alter the amount of upfront selling commissions and offering expenses set forth below. The amount of net proceeds may be more or less than the amount depicted in the tables below depending on the public offering price of shares of common stock and the actual number of shares of common stock we sell in this offering.

The amounts in this table assume that the full fees and commissions are paid on all classes of shares of our common stock offered to the public on a best efforts basis. All or a portion of the selling commissions and dealer manager fee, which make up the sales load may be reduced or eliminated in connection with certain categories of sales such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. The reduction in these fees will be accompanied by a corresponding reduction in the per share purchase price but will not affect the amounts available to us for investments. Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

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Pending investment of the proceeds of this offering in portfolio companies we may employ a portion of the net proceeds to pay operating expenses, distributions to stockholders, and for general corporate purposes.

The following table presents information regarding the use of proceeds raised in this offering with respect to Class A shares.

	$150,000,000 Million Raised		Sale of 20,000,000 Class A Shares Assuming Maximum Offering
	Amount	%	Amount	%
Gross Proceeds	$150,000,000	100.00%	$300,000,000	100.00%
Less:
Sales Load	$15,000,000	10.00%	$30,000,000	10.00%
Offering Expenses	$3,000,000	2.00%	$6,000,000	2.00%
Operating expenses and working capital	$750,000	0.5%	$1,500,000	0.5%
Net Proceeds/Amount Available for Investments and Distribution Payments to Investors[1]	$131,250,000	87.5%	$262,500,000	87.5%

1 The North American Securities Administrators Association, or NASAA, Omnibus Guidelines require that organizational and offering expenses plus any type of acquisition fees, acquisition commissions or acquisition expenses be limited, in the aggregate, to 18% of the proceeds and that at least 82% of proceeds be invested in portfolio investments.

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DISTRIBUTIONS

Subject to our board of directors’ sole discretion and applicable legal restrictions, our board of directors authorizes and declares a monthly distribution amount per share of our common stock. We will then calculate each stockholder’s specific distribution amount for the month using record and declaration dates, and your distributions will begin to accrue on the date we accept your subscription for shares of our common stock. From time to time, we may also pay interim distributions at the discretion of our board. Each year a statement on Internal Revenue Service Form 1099-DIV (or any successor form) identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gain on the sale of securities, and/or a return of paid-in capital surplus which is a nontaxable distribution) will be mailed to our stockholders.

We may fund our cash distributions to stockholders from any sources of funds legally available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from our Adviser. We have not established limits on the amount of funds we may use from available sources to make distributions.

It is possible that a portion of the distributions we make will represent a return of capital. A return of capital generally is a return of stockholders’ investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with our continuous public offering, including any fees payable to our Adviser. Moreover, a return of capital will generally not be taxable, but will reduce each stockholder’s cost basis in our common stock, and will result in a higher reported capital gain or lower reported capital loss when the common stock on which such return of capital was received is sold. Stockholders will be notified of the sources of our distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital). See “Material U.S. Federal Income Tax Considerations.”

We intend to make our regular distributions in the form of cash, out of assets legally available for distribution, unless stockholders elect to receive their distributions in additional shares of our common stock under our distribution reinvestment plan. Although distributions paid in the form of additional shares of common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders who elect to participate in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. Stockholders receiving distributions in the form of additional shares of common stock will be treated as receiving a distribution in the amount of the fair market value of our shares of common stock. If stockholders hold shares in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in additional shares of our common stock under our distribution reinvestment plan in lieu of cash.

The per share amount of distributions on Class A and Class T shares will likely differ because of different allocations of class-specific expenses. For example, distributions on Class T will likely be lower than on Class A shares because Class T shares are subject to an annual distribution fee for a period of time. Class T shares will be subject to an annual distribution fee of 1.25%. The annual distribution fee will terminate upon a liquidity event, at which point such shares will convert into Class A shares. The Class A shares are not subject to an annual distribution fee. See “Multiple Share Classes—Conversion Feature and Termination of Distribution Fees.” Currently, we are only offering Class A shares. We intend to offer Class T shares in the future, subject to obtaining a satisfactory exemptive relief order from the SEC.

To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gain in excess of realized net long-term capital loss, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute, or be deemed to distribute, during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98% of our capital gain in excess of capital loss for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gain for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax. We can offer no assurance that we will achieve results that will permit the payment of any distributions and, if we issue senior securities, we will be prohibited from paying distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the Company Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

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On March 27, 2014, we and our Adviser entered into the Expense Reimbursement Agreement. The Expense Reimbursement Agreement was amended and restated effective November 17, 2014. Under the Expense Reimbursement Agreement, as amended, our Adviser, in consultation with the Company, will pay up to 100% of both our organizational and offering expenses and our operating expenses, all as determined by us and our Adviser. As used in the Expense Reimbursement Agreement, operating expenses refer to third party operating costs and expenses incurred by us, as determined under generally accepted accounting principles for investment management companies. Organizational and offering expenses include expenses incurred in connection with the organization of our company and expenses incurred in connection with our offering, which are recorded as a component of equity. The Expense Reimbursement Agreement states that until the net proceeds to us from our offering are at least $25 million, our Adviser will pay up to 100% of both our organizational and offering expenses and our operating expenses. After we received at least $25 million in net proceeds from our offering, our Adviser may, with our consent, continue to make expense support payments to us in such amounts as are acceptable to us and our Adviser. Any expense support payments shall be paid by the Adviser to the Company in any combination of cash, and/or offsets against amounts otherwise due from the Company to the Adviser.

Under the Expense Reimbursement Agreement as amended, once we have received at least $25 million in net proceeds from our offering, we are required to reimburse our Adviser for any expense support payments we received from them. However, with respect to any expense support payments attributable to our operating expenses, we will only reimburse our Adviser for expense support payments made by our Adviser to the extent that:

1.	the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense reimbursement payments received by us during such fiscal year) to exceed the percentage of our average net assets attributable to shares of our common stock represented by “other operating expenses” during the fiscal year in which such expense support payment from our Adviser was made (provided, however, that this clause (1) shall not apply to any reimbursement payment which relates to an expense support payment from our Adviser made during the same fiscal year);

2.	the annualized rate of regular cash distributions declared by us at the time of such reimbursement payment is less than the annualized rate of regular cash distributions declared by us at the time our Adviser made the expense support payment to which such reimbursement relates; and

3.	the payment of such reimbursement is made within three years of the date on which our Adviser funded any expense support payments.

“Other operating expenses” means our total operating expenses excluding base management fees, incentive fees, organization and offering expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses.

In addition, with respect to any expense support payment attributable to our organizational and offering expenses, we will only reimburse our Adviser for expense support payments made by our Adviser to the extent that:

1.	the payment of such reimbursement (together with any other reimbursement for organizational and offering expenses paid during such fiscal year) is limited to 15% of cumulative gross sales proceeds including the sales load (or dealer manager fee) paid by us; and

2.	the payment of such reimbursement is made within three years of the date on which our Adviser funded any expense support payments.

We are not required to pay interest on any payments reimbursed by us to our Adviser.

We or our Adviser may terminate the Expense Reimbursement Agreement at any time upon thirty days’ written notice, however our Adviser has indicated that it expects to continue such reimbursements until it deems that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income. The Expense Reimbursement Agreement will automatically terminate upon termination of the investment adviser agreement or upon our liquidation or dissolution.

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The Expense Reimbursement Agreement is, by its terms, effective retroactively to our inception date of April 29, 2011. As a result, our Adviser has agreed to reimburse a total of $2,663,810 as of September 30, 2015, which amounts have consisted of offsets against amounts owed by us to our Adviser since our inception.

We have adopted an “opt in” distribution reinvestment plan for our common stockholders. As a result, if we make a distribution, then stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.”

Our net investment income on a tax basis for the years ended December 31, 2014 and 2013 was $16,211 and $0, respectively. As of December 31, 2014 and 2013, we had $18,086 and $0, respectively, of undistributed net investment income and realized gains on a tax basis.

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the years ended December 31, 2014 and 2013:

	Years ended December 31,
	2014	2013
GAAP-basis net investment income	$16,211	$79,733
Timing difference	-	(79,733)
Tax-basis net investment income	$16,211	$0

The difference between our 2013 GAAP-basis net investment income and its tax-basis net investment income is due to a book versus tax timing difference in 2013.

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

As of December 31, 2014 and 2013, the components of accumulated earnings on a tax basis were as follows:

	December 31,
	2014	2013
Distributable ordinary income (income and short-term capital gains)	$18,086	$-
Distributable realized gains (long-term capital gains)	-	-
Net unrealized appreciation (depreciation) on investments	(788)	-
	$17,298	$-

As of September 30, 2015 and 2014, the components of accumulated earnings on a tax basis were as follows:

	Nine months ended September 30,
	2015
	(unaudited)	2014
Distributable ordinary income (income and short-term capital gains)	$4,218	$-
Distributable realized gains (long-term capital gains)	-	-
Net unrealized appreciation (depreciation) on investments	10,917	-
	$15,135	$-

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There is no material difference between the aggregate books cost and tax costs of the Company’s investments for federal income tax purposes.

Our distributions previously were paid quarterly in arrears. On January 15, 2015, our board of directors declared a quarterly cash distribution for the fourth quarter of 2014 of $0.07545 per share payable on January 30, 2015, to shareholders of record as of January 20, 2015. In addition, on April 2, 2015, our board of directors declared a cash distribution for the first quarter of 2015 of $0.116 per share payable on April 13, 2015, to shareholders of record as of April 6, 2015. Subject to our board of directors’ discretion and applicable legal restrictions, our board of directors intends to authorize and declare a monthly distribution amount per share of our common stock, payable in advance. We will then calculate each stockholder’s specific distribution amount for the month using record and declaration dates, and your distributions will begin to accrue on the date we accept your subscription for shares of our common stock. To date, we have paid monthly distributions as follows:

Month	Declaration Date	Record Date	Payment Date	Amount Per Share
April 2015	April 16, 2015	April 29, 2015	May 8, 2015	$0.04
May 2015	May 18, 2015	May 28, 2015	June 5, 2015	$0.04
June 2015	June 16 2015	June 29, 2015	July 7, 2015	$0.04
July 2015	July 16, 2015	July 30, 2015	August 7, 2015	$0.04
August 2015	August 17, 2015	August 28, 2015	September 4, 2015	$0.04
October 2015	October 20, 2015	October 22, 2015	November 6, 2015	$0.045
November 2015	November 20, 2015	November 25, 2015	December 4, 2015	$0.045
December 2015	December 18, 2015	December 24, 2015	January 4, 2015	$0.045
January 2016	January 22, 2016	January 28, 2016	February 5, 2016	$0.045
February 2016	February 16, 2016	February 18, 2016	March 4, 2016	$0.045

The following table reflects the sources of the cash distributions on a tax basis that the Company paid on its common stock during the nine months ended September 30, 2015 (no distributions were paid during the nine months ended September 30, 2014):

	Nine months ended September 30, 2015
Source of Distribution	Distribution Amount	Percentage
Offering proceeds	$-	-
Borrowings	-	-
Net investment income (prior to expense reimbursement)(1)	-	0%
Short-term capital gains proceeds from the sale of assets	7,002	6%
Long-term capital gains proceeds from the sale of assets	-	-
Expense reimbursement from sponsor	118,929	94%
Total	$125,931	100%

(1)	During the nine months ended September 30, 2015, 96.3% of the Company’s gross investment income was attributable to cash income earned, and 3.7% was attributable to non-cash accretion of discount.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

The following discussion and analysis should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this annual report on Form 10-K.

Except as otherwise specified, references to “we,” “us,” “our,” or the “Company,” refer to Triton Pacific Investment Corporation, Inc.

Overview

We are a private equity fund that primarily makes equity, structured equity, and debt investments in small to mid-sized private U.S. companies. Structured equity refers to derivative investment products, including convertible notes and warrants, designed to facilitate highly customized risk-return objectives. Our private equity investments will generally take the form of direct investments in common and preferred equity, as well as structured equity investments such as convertible notes and warrants. We are an externally managed closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Company Act. We are externally managed by our Adviser, which is a registered investment adviser under the Advisers Act. Our Adviser is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments, and monitoring our portfolio on an ongoing basis. TFA Associates, LLC, our affiliate, serves as our Administrator. Each of these companies is affiliated with Triton Pacific, a private equity investment management firm, and its subsidiary, TPCP, a private equity investment fund management company, each focused on debt and private equity investments in small to mid-sized private companies. In addition, we have elected and intend to annually qualify to be taxed, for U.S. federal income tax purposes, as a RIC under the Code.

Our investment objectives are to maximize our investment portfolio’s total return by generating long-term capital appreciation from our private equity investments and current income from our debt investments. We intend to make both our debt and private equity investments in small to mid-sized private U.S. companies either alone or together with other private equity sponsors.

This prospectus is part of a registration statement that we have filed with the SEC to register a continuous offering of our shares of common stock. We commenced our continuous public offering of shares through our initial registration statement (File No. 333-174873) that was declared effective by the SEC on September 4, 2012. Rule 415 promulgated under the Securities Act requires that a registration statement not be used for more than three years from its effective date, subject to a 180-day grace period. The registration statement of which this prospectus is a part has been filed with the SEC in order to continue our continuous public offering of shares for an additional three years or until all of the shares registered herein are sold. The registration statement of which this prospectus is a part carries forward the unsold shares from our previous registration statement.

We are initially offering Class A shares and intend to offer Class T shares in the future, subject to obtaining a satisfactory exemptive relief order from the SEC. We are currently offering to sell our Class A shares up to the maximum offering amount, at an initial offering price of $15.33 per Class A share. Our offering is being conducted on a “best efforts” basis pursuant to a registration statement on Form N-2 filed with the SEC under the Securities Act. On September 4, 2012 our registration statement was declared effective by the SEC. On April 30, 2015 we filed our most recent post-effective amendment to our registration statement which was declared effective by the SEC the same day. As of March 14, 2016, we had sold an aggregate of 673,670.79 shares of common stock for gross proceeds of approximately $9,893,780, including 14,315 shares of common stock sold to Triton Pacific Adviser in exchange for gross proceeds of $200,003.

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Our Adviser

Our Adviser is a Delaware limited liability company and is registered as an investment adviser under the Advisers Act. Our Adviser is majority owned by Triton Pacific affiliates, which are controlled by Mr. Faggen. The persons responsible for making investment decisions on behalf of Triton Pacific will also be responsible for making investment decisions on behalf of our Adviser. Mr. Faggen is the principal officer of the Adviser.

Mr. Craig J. Faggen, Mr. Ivan Faggen, Mr. Joseph Davis, Mr. Thomas M. Scott, and Mr. Sean Gjos will initially be members of the investment committee of our Adviser. For more information on the background of these members of the Adviser see “Portfolio Management—Our Investment Adviser.”

Our Sub-Adviser

Our Adviser has engaged ZAIS to act as our investment sub-adviser. ZAIS assists our Adviser with identifying, evaluating, negotiating and structuring syndicated debt investments and makes investment recommendations for approval by our Adviser. ZAIS is a Delaware limited liability company and is a registered investment adviser under the Advisers Act and had approximately $4.1 billion in assets under management as of December 31, 2014. ZAIS is not an affiliate of us or our Adviser and does not own any of our shares. Vincent Ingato, Portfolio Manager and Managing Director for ZAIS, will be initially responsible for the day-to-day management of our debt portfolio on behalf of the Sub-Adviser. Neither our Sub-Adviser nor Mr. Ingato are affiliated with us or our Adviser. For more information on the background of Mr. Ingato, see “Portfolio Management—Our Sub-Adviser.”

Investments

We will generally source our private equity investments through third party intermediaries and our debt investments primarily through our Adviser and Sub-Adviser. We will invest only after we conduct a thorough evaluation of the risks and strategic opportunities of an investment and a price (or interest rate in the case of debt investments) has been established that reflects the intrinsic value of the investment opportunity. We will endeavor to identify the best exit strategy for each private equity investment, including methodology (for example, a sale, company redemption, or public offering) and an appropriate time horizon. We will then attempt to influence the growth and development of each portfolio company accordingly to maximize our potential return on investment using such exit strategy or another strategy that may become preferable due to changing market conditions. We anticipate that the holding period for most of our private equity investments will range from four to six years, but we will be flexible in order to take advantage of market opportunities or to overcome unfavorable market conditions.

We intend to generate the majority of our current income by investing in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of small to mid-sized private U.S. companies. We may purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies as primary market investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. The senior secured and second lien secured loans in which we invest generally will have stated terms of three to seven years and any subordinated investments that we make generally will have stated terms of up to ten years. However, there is no limit on the maturity or duration of any security we may hold in our portfolio. The loans in which we intend to invest are often rated by a nationally recognized ratings organization, and generally carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-” by Standard & Poor’s Corporation – also known as “junk bonds”). However, we may also invest in non-rated debt securities.

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest alongside our Adviser, including TPCP and certain of its affiliates, unless we obtain an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term, and approval from our independent directors. We have applied for an exemptive relief order for co-investments, though there is no assurance that such exemptions will be granted, and in either instance, conflicts of interests with affiliates of our Adviser might exist. Should such conflicts of interest arise, we and the Adviser have developed policies and procedures for dealing with such conflicts which require the Adviser to (i) execute such transactions for all of the participating investment accounts, including ours, on a fair and equitable basis, taking into account

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such factors as the relative amounts of capital available for new investments, the then-current investment objectives and portfolio positions of each party, and any other factors deemed appropriate and (ii) endeavor to obtain the advice of Adviser personnel not directly involved with the investment giving rise to the conflict as to such appropriateness and other factors as well as the fairness to all parties of the investment and its terms. We intend to make all of our investments in compliance with the Company Act and in a manner that will not jeopardize our status as a BDC or RIC.

As a BDC, we are permitted under the Company Act to borrow funds to finance portfolio investments. To enhance our opportunity for gain, we intend to employ leverage as market conditions permit, but, as required under the Company Act, in no event will our leverage exceed 50% of the value of our assets. While we have not yet determined the amount of leverage we will use, we do not currently anticipate that we would approach the 50% maximum level frequently or at all. The use of leverage, although it may increase returns, may also increase the risk of loss to our investors, particularly if the level of our leverage is high and the value of our investments declines.

Revenues

We generate revenue in the form of dividends, interest and capital gains on the debt securities and equity interests that we hold. In addition, we may generate revenue from our portfolio companies in the form of commitment, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. Any such fees will be recognized as earned.

Expenses

Our primary operating expenses will be the payment of advisory fees and other expenses under the proposed investment adviser agreement. The advisory fees will compensate our Adviser for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments.

We will bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

corporate and organizational expenses relating to offerings of our common stock, subject to limitations included in the investment advisory and management services agreement;

the cost of calculating our net asset value, including the cost of any third-party valuation services;

the cost of effecting sales and repurchase of shares of our common stock and other securities;

investment advisory fees;

fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

transfer agent and custodial fees;

fees and expenses associated with marketing efforts;

federal and state registration fees;

federal, state and local taxes;

independent directors’ fees and expenses;

costs of proxy statements, stockholders’ reports and notices;

fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

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direct costs such as printing, mailing, long distance telephone, and staff;

fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act;

costs associated with our reporting and compliance obligations under the Company Act and applicable federal and state securities laws;

brokerage commissions for our investments;

legal, accounting and other costs associated with structuring, negotiating, documenting and completing our investment transactions;

all other expenses incurred by our Adviser, in performing its obligations, subject to the limitations included in the investment adviser agreement; and

all other expenses incurred by either our Administrator or us in connection with administering our business, including payments to our Administrator under the administration agreement that will be based upon our allocable portion of its overhead and other expenses incurred in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief executive officer, chief compliance officer and chief financial officer and their respective staffs.

Reimbursement of TFA Associates, LLC for Administrative Services

We will reimburse our Administrator for the administrative expenses necessary for its performance of services to us. Such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. However, such reimbursement is made in an amount equal to the lower of the Administrator’s actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location. We will not reimburse our Administrator for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of our Administrator.

Portfolio and Investment Activity for the Nine Months Ended September 30, 2015 and the Year Ended December 31, 2014

During the nine months ended September 30, 2015, we made investments in portfolio companies totaling $3,089,500. During the same period, we sold investments for proceeds of $374,192 and received principal repayments of $26,768. As of September 30, 2015, our investment portfolio, with a total fair value of $4,901,935, consisted of interests in 20 portfolio companies (47.5% in first lien senior secured loans, 14.8% in second lien senior secured loans, 12.2% in subordinated debt and 25.5% in equity). The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $100.6 million. As of September 30, 2015, he investments in our debt portfolio were purchased at a weighted average price of 98.5% of par or stated value, and the weighted average credit rating of the investments in our portfolio that were rated (constituting 53.68% of our portfolio based on the fair value of our investments) was B2 based upon the Moody’s scale. Our estimated gross annual portfolio yield was 5.02% based upon the amortized cost of our investments and was 6.74% on the debt portfolio alone. Our gross annual portfolio yield represents the expected yield to be generated by us on our investment portfolio based on the composition of our portfolio as of September 30, 2015. The portfolio yield does not represent an actual investment return to stockholders.

Total Portfolio Activity

The following tables present certain selected information regarding our portfolio investment activity for the three and nine months ended September 30, 2015:

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The following table presents the composition of the total purchases for the three and nine months ended September 30, 2015:

	Three months ended September 30, 2015		Nine months ended September 30, 2015
		Percentage		Percentage
	Purchases	of Portfolio	Purchases	of Portfolio
Senior Secured Loans—First Lien	$738,250	41%	$1,355,125	36%
Senior Secured Loans—Second Lien	481,875	26%	604,375	16%
Subordinated Debt	600,000	33%	600,000	16%
Equity/Other	-	0%	1,250,000	33%
Total	$1,820,125	100%	$3,809,500	100%

The following tables summarize the composition of our investment portfolio at amortized cost and fair value as of September 30, 2015 and December 31, 2014:

	Three months ended	Nine months ended
Net Investment Activity	September 30, 2015	September 30, 2015
Purchases	$1,820,125	$3,809,500
Sales and Redemptions	(10,128)	(400,960)
Net Portfolio Activity	$1,809,997	$3,408,540

	September 30, 2015 (Unaudited)			December 31, 2014
	Investments at Amortized Cost(1)	Investments at Fair Value	Fair Value Percentage of Total Portfolio	Investments at Amortized Cost(1)	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured Loans—First Lien	$2,316,264	$2,327,304	47%	$1,351,927	$1,351,932	92%
Senior Secured Loans—Second Lien	725,443	724,532	15%	120,167	119,375	8%
Subordinated Debt	600,099	600,099	12%
Equity/Other	1,250,000	1,250,000	26%	-	-	0%
Total	$4,891,806	$4,901,935	100%	$1,472,094	$1,471,307	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

	September 30, 2015	December 31, 2014
Number of Portfolio Companies	20	10
% Variable Rate (based on fair value)	62.3%	100.0%
% Fixed Rate (based on fair value)	12.2%	0.0%
% Non-Income Producing Equity or Other Investments (based on fair value)	25.5%	0.0%
Average Annual EBITDA of Portfolio Companies	$100.6MM	$96.0 MM
Weighted Average Credit Rating of Investments that were Rated	B2	B2
% of Investments on Non-Accrual	—	—
Gross Portfolio Yield Prior to Leverage (based on amortized cost)	5.0%	6.0%

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of September 30, 2015 and December 31, 2014:

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	September 30, 2015 (Unaudited)		December 31, 2014
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automotive Repair, Services, and Parking	$123,489	2.5%	$124,738	8.5%
Beverage, Food & Tobacco	483,414	9.9%	237,566	16.1%
Business Services	641,973	13.2%	-	0.0%
Construction Special Trade Contractors	-	0.0%	246,258	16.8%
Healthcare & Pharmaceuticals	1,217,754	24.9%	124,063	8.4%
High Tech Industries	247,187	5.0%	121,563	8.3%
Metals & Mining	231,251	4.7%	-	0.0%
Paper and Allied Products	122,227	2.5%	124,221	8.4%
Specialty Finance	1,350,099	27.6%	-	0.0%
Transportation: Cargo	123,124	2.5%	123,075	8.4%
Wholesale Trade-Durable Goods	124,063	2.5%	124,219	8.4%
Wholesale Trade-Nondurable Goods	237,354	4.7%	245,604	16.7%
Total	$4,901,935	100.0%	$1,471,307	100.0%

We do not “control” any of our portfolio companies, each as defined in the Company Act. We are an affiliate of two portfolio companies, Javlin Capital, LLC (held through TPJ Holdings, Inc. and a convertible note) and Injured Workers Pharmacy, LLC (held through ACON IWP Investors I, L.L.C.). In general, under the Company Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

Portfolio Asset Quality

In addition to various risk management and monitoring tools, our Subadviser uses an investment rating system to characterize and monitor the expected level of returns on each investment in our debt portfolio. All of the investments included in our Subadviser’s rating systems refer to non-rated debt securities or rated debt securities that carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-” by Standard & Poor’s Corporation also known as “junk bonds”). These ratings are on a scale of 1 to 8 as follows:

1	Highest quality obligors, minimal medium term default risk; possibly moving towards investment grade status.
2	High quality obligors, but not likely to move towards investment grade in the medium term; performing at or in excess of expected levels; solid liquidity; conservative credit statistics.
3	Credits of with a history of performing with leverage (repeat issuers); moderate credit statistics currently performing at or in excess of expected levels; solid liquidity; no expectation of covenant defaults or third party ratings downgrades.
4	Credits new to the leveraged loan universe; currently performing within a range of expected performance; moderate to aggressive credit statistics.
5	Credits new to the leveraged loan universe; currently performing within a range of expected performance; aggressive credit statistics or weak industry characteristics.
6	Credits placed in this category are experiencing potential liquidity problems but the issues are not imminent (more than 12 months).
7	Credits placed in this category are experiencing nearer-term liquidity problems (within 12 months).
8	Credits placed in this category have experienced either a technical or actual payment default which may require a write-down within our respective portfolios.

Categories 1 through 5 are performing in line with expectation, while categories 6-8 are closely watched for or have experienced liquidity problems and/or default.

The following table shows the distribution of our debt investments on the 1 to 8 scale at fair value as of September 30, 2015 and December 31, 2014:

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	September 30, 2015		December 31, 2014
Investment Rating	Fair Value	Percentage	Fair Value	Percentage
1	$-	0.0%	$-	0.0%
2	-	0.0%	124,063	8.4%
3	479,059	15.7%	608,043	41.3%
4	1,286,026	42.1%	614,463	41.8%
5	1,286,751	42.2%	124,738	8.5%
6	-	0.0%	-	0.0%
7	-	0.0%	-	0.0%
8	-	0.0%	-	0.0%
	$3,051,836	100.0%	$1,471,307	100.0%

Results of Operations

We commenced operations on June 25, 2014, when we raised in excess of $2,500,000 in accordance with our minimum offering requirement. Prior to satisfying the minimum offering requirement, we had no operations except for matters relating to our organization and registration as a non-diversified, closed-end management investment company. Additionally, investment in portfolio companies did not commence until October 1, 2014. As a result, no comparisons with the comparable period for have been included for some items.

Investment Income

For the three months ended September 30, 2015 and 2014, we generated $41,591 and $55, respectively, in investment income in the form of interest and fees earned on our debt portfolio. Such revenues represent $39,843 of cash income and $1,748 in non-cash portions related to the accretion of discounts and paid-in-kind interest for the three months ended September 30, 2015. We expect the dollar amount of interest that we earn to continue to increase as the size of our investment portfolio increases.

For the nine months ended September 30, 2015 and 2014, we generated $102,719 and $93, respectively, in investment income in the form of interest and fees earned on our debt portfolio. Such revenues represent $98,870 of cash income and $3,849 in non-cash portions related to the accretion of discounts and paid-in-kind interest for the nine months ended September 30, 2015.

Operating Expenses

Total operating expenses before reimbursement from the sponsor and management fee waiver totaled $147,747 and $106,112 for the three months ended September 30, 2015 and 2014, respectively, and consisted of base management fees, adviser and administrator reimbursements, professional fees, insurance expense, directors’ fees and other general and administrative fees. The base management fees for the quarters were $27,471 and $15,885, respectively, and the incentive fees for the quarters were $(1,954) and $0, respectively. Pursuant to the Expense Reimbursement Agreement (discussed below), the sponsor reimbursed the Company $147,747 and $106,057 for the three months ended September 30, 2015 and 2014.

Total operating expenses before reimbursement from the sponsor and management fee waiver totaled $448,597 and $276,422 for the nine months ended September 30, 2015 and 2014, respectively, and consisted of base management fees, adviser and administrator reimbursements, professional fees, insurance expense, directors’ fees and other general and administrative fees. The base management fees for the periods were $66,812 and $39,236, respectively, and the incentive fees for the quarters were $3,489 and $0, respectively. Pursuant to the Expense Reimbursement Agreement (discussed below), the sponsor reimbursed the Company $448,597 and $276,329 for the nine months ended September 30, 2015 and 2014.

Our other general and administrative expenses totaled $12,004 and $22,454 for the three months ended September 30, 2015 and 2014, respectively, and $18,508 and $29,725 for the nine months ended September 30, 2015 and 2014, respectively, and consisted of the following:

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	Three months ended September 30, 2015	Three months ended September 30, 2014	Nine months ended September 30, 2015	Nine months ended September 30, 2014
Licenses and permits	$-	$-	$239	$238
Insurance	-	18,663	-	19,879
Printing fees	689	925	3,537	3,837
Travel expenses	10,304	-	12,346	1,217
Other	1,011	2,866	2,386	4,554
Total	$12,004	$22,454	$18,508	$29,725

Net Investment Income

Our net investment income totaled $41,591 ($0.14 per share based on weighted average shares outstanding) for the three months ended September 30, 2015 and $102,719 ($0.35 per share based on weighted average shares outstanding) for the nine months ended September 30, 2015. Our net investment income was $0 for the three and nine months ended September 30, 2014.

Net Realized Gains/Losses from Investments

We measure realized gains or losses by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized.

For the three and nine months ended September 30, 2015, we sold investments and received principal payments of $10,128 and $400,960, from which we realized a net gain of $0 and $7,321, respectively. There was no portfolio activity for the same periods in 2014.

Net Unrealized Appreciation/Depreciation on Investments

Net change in unrealized appreciation on investments reflects the net change in the fair value of our investment portfolio. For the three and nine months ended September 30, 2015, net changes in unrealized appreciation were $(9,767) and $10,918, respectively. There was no portfolio activity for the same periods in 2014.

Changes in Net Assets from Operations

For the three and nine months ended September 30, 2015, we recorded a net income of $31,824 and $120,958, respectively, versus net income of $0 for the three and nine months ended September 30, 2014.

Based on 363,214 and 296,619 weighted average common shares outstanding for the three and nine months ended September 30, 2015, basic and diluted, our per share net increase in net assets resulting from operations was $0.09 and $0.41.

Based on 203,189 and 81,195 weighted average common shares outstanding for the three and nine months ended September 30, 2014, basic and diluted, respectively, our per share net increase in net assets resulting from operations was $0 and $0, respectively.

Comparison of the year ended December 31, 2014 and December 31, 2013

Investment Income

For the year ended December 31, 2014, we generated $16,319 in investment income in the form of interest and fees earned on senior secured loans. Such revenues represent $15,438 of cash income and $881 in non-cash portions related to the accretion of discounts. We expect the dollar amount of interest that we earn to increase as the size of our investment portfolio increases.

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Operating Expenses

Total operating expenses before reimbursement from the sponsor and management fee waiver totaled $249,465 for the year ended December 31, 2014, and consisted of base management fees, adviser and administrator reimbursements, professional fees, insurance expense, directors’ fees and other general and administrative fees. The base management fees for the year were $57,432 and the incentive fees for the year were $217. Pursuant to the Expense Reimbursement Agreement, the sponsor reimbursed the Company $249,357 for the year ended December 31, 2014.

Total operating expenses before reimbursement from the sponsor and management fee waiver totaled $326,442 for the year ended December 31, 2013, and consisted of base management fees, adviser and administrator reimbursements, professional fees, insurance expense, directors’ fees and other general and administrative fees. The base management fees for the year were $14,935 and no incentive fee was incurred for the year. Triton Pacific Adviser has waived its base management fee for the year ended December 31, 2013, thus removing the expense for the base management fee. Pursuant to the Expense Reimbursement Agreement, the sponsor reimbursed the Company $391,240 for the year ended December 31, 2013.

Total operating expenses totaled $79,733 for the year ended December 31, 2012, and consisted of base management fees, administrator reimbursements, professional fees, insurance expenses, directors’ fees and other general and administrative fees. The base management fees for the period were $3,291 and no incentive fee was incurred for the year. Triton Pacific Adviser has waived its base management fee for the year ended December 31, 2012, thus removing the expense for the base management fee.

Our other general and administrative expenses totaled $38,760, $9,848 and $9,931 for the years ended December 31, 2014, 2013 and 2012, respectively, and consisted of the following:

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Insurance expense	$25,244	$2,145	$-
Printing fees	5,269	2,766	-
Other	8,247	4,937	9,931
Total	$38,760	$9,848	$9,931

Net Investment Income

Our net investment income totaled $16,211($0.14 per share based on weighted average shares outstanding) for the year ended December 31, 2014.

Net Realized Gains/Losses from Investments

We measure realized gains or losses by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized.

For the year ended December 31, 2014, we received sold investments and principal payments of $255,663, from which we realized a net gain of $1,875.

Net Unrealized Appreciation/Depreciation on Investments

Net change in unrealized appreciation on investments reflects the net change in the fair value of our investment portfolio. For the year ended December 31, 2014, net unrealized appreciation (depreciation) totaled ($788).

Changes in Net Assets from Operations

For the year ended December 31, 2014, we recorded a net income of $17,298 versus net income of $79,733 for the year ended December 31, 2013 and a net loss of $79,733 for the year ended December 31, 2012.

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Based on 114,991 weighted average common shares outstanding for the year ended December 31, 2014, basic and diluted, our per share net increase in net assets resulting from operations was $0.15 for the year ended December 31, 2014.

Based on 10,675 and 11,713 weighted average common shares outstanding for the year ended December 31, 2013, basic and diluted, respectively, our per share net increase in net assets resulting from operations was $7.47 and $6.81, respectively, for the year ended December 31, 2013.

Based on 4,973 weighted average common shares outstanding for the year ended December 31, 2012, basic and diluted, our per share net decrease in net assets resulting from operations was $16.03 for the year ended December 31, 2012.

Financial Condition, Liquidity and Capital Resources

We generate cash primarily from the net proceeds of our offering, and from cash flows from fees (such as management fees), interest and dividends earned from our investments and principal repayments and proceeds from sales of our investments. Our primary use of funds is investments in companies, and payments of our expenses and distributions to holders of our common stock.

The offering of our common stock represents a continuous offering of our shares. We have filed post-effective amendments to the registration statement to allow us to continue our offering for three years. The Dealer Manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum investment in shares of our common stock is $5,000. Effective June 25, 2014, we received subscriptions aggregating at least $2.5 million worth of shares of our common stock. As a result, the proceeds held in escrow, plus interest, were released to us.

We will sell our shares on a continuous basis at a price of $15.00 per share. We intend to offer Class T shares on a continuous basis in the future, subject to obtaining a satisfactory exemptive relief order from the SEC. To the extent our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In connection with each closing, our board of directors or a committee thereof is required, within 48 hours of the time that each closing and sale is made, to make the determination that we are not selling shares of any class of our common stock at a price per share which, after deducting upfront selling commissions, if any, is below the then-current net asset value per share of the applicable class. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we appropriately publish the updated information. The Dealer Manager for this offering is an affiliate of our Adviser.

During the nine months ended September 30, 2015, we sold 192,451.92 shares of our common stock for gross proceeds of $2,601,550 at an average price per share of $14.77. The gross proceeds received during the nine months ended September 30, 2015 include reinvested stockholder distributions of $65,514 for which we issued 4,597.46 shares of common stock. During the nine months ended September 30, 2015, we also incurred offering costs of $9,922 in connection with the sale of our common stock, which consisted primarily of legal, due diligence and printing fees. The offering costs were offset against capital in excess of par value on our financial statements. The sales commissions and dealer manager fees related to the sale of our common stock were $241,673 for the nine months ended September 30, 2015. These sales commissions and fees include $60,206 retained by the dealer manager, Triton Pacific Securities, LLC, which is an affiliate of the Company.

We may borrow funds to make investments at any time, including before we have fully invested the proceeds of our offering, to the extent we determine that additional capital would allow us to take advantage of investment opportunities, or if our board of directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders. We have not yet decided, however, whether, and to what extent, we will finance portfolio investments using debt. We do not currently anticipate issuing any preferred stock

Contractual Obligations

We have entered into certain contracts under which we have material future commitments. On July 27, 2012, we entered into the investment advisory agreement with Triton Pacific Adviser, LLC in accordance with the Company Act. The investment

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advisory agreement became effective on June 25, 2014, the date that we met the minimum offering requirement. Triton Pacific Adviser serves as our investment advisor in accordance with the terms of our investment advisory agreement. Payments under our investment advisory agreement in each reporting period will consist of (i) a management fee equal to a percentage of the value of our gross assets and (ii) a capital gains incentive fee based on our performance.

On July 27, 2012, we entered into the administration agreement with TFA Associates, LLC pursuant to which TFA Associates furnishes us with administrative services necessary to conduct our day-to-day operations. TFA Associates is reimbursed for administrative expenses it incurs on our behalf in performing its obligations. Such costs are reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We do not reimburse TFA Associates for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of TFA Associates. At the time of our offering, our Administrator has contracted with Bank of New York Mellon and affiliated entities to provide additional administrative services, while we have directly engaged Bank of New York Mellon and affiliated entities to act as our custodian. We have also contracted with Gemini Fund Services to act as our transfer agent, plan administrator, distribution paying agent and registrar.

If any of our contractual obligations discussed above are terminated, our costs may increase under any new agreements that we enter into as replacements. We would also likely incur expenses in locating alternative parties to provide the services we expect to receive under the investment advisory agreement and administration agreement. Any new investment advisory agreement would also be subject to approval by our stockholders.

Off-Balance Sheet Arrangements

Other than contractual commitments and other legal contingencies incurred in the normal course of our business, we do not have any off-balance sheet financings or liabilities.

Distributions

We elected to be treated, beginning with our fiscal year ending December 31, 2012, and intend to qualify annually, as a RIC under the Code. To obtain and maintain RIC tax treatment, we must, among others things, distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of: (i) 98% of our ordinary income for the calendar year, (ii) 98.2% of our capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year) and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

Commencing in the second quarter of 2015, and subject to our board of directors’ discretion and applicable legal restrictions, our board of directors intends to authorize and declare a monthly distribution amount per share of our common stock. We will then calculate each stockholder’s specific distribution amount for the month using record and declaration dates, and your distributions will begin to accrue on the date we accept your subscription for shares of our common stock. From time to time, we may also pay interim distributions at the discretion of our board. Each year a statement on Internal Revenue Service Form 1099-DIV (or any successor form) identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gain on the sale of securities, and/or a return of paid-in capital surplus which is a nontaxable distribution) will be mailed to our stockholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes.

We have adopted an “opt in” distribution reinvestment plan for our common stockholders. As a result, when we make a distribution, stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment

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plan so as to have their cash distributions reinvested in additional shares of our common stock. Any distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders.

The following table reflects the cash distributions per share that we have declared and paid on our common stock through September 30, 2015:

	Distribution
For the Nine Months Ended	Per Share	Amount
Fiscal 2015
January 20, 2015	$0.07545	$17,314
April 13, 2015	$0.11600	$28,334
April 29, 2015	$0.04000	$9,880
May 29, 2015	$0.04000	$12,634
June 29, 2015	$0.04000	$13,295
July 30, 2015	$0.04000	$13,676
August 28, 2015	$0.04000	$14,511
September 29, 2015	$0.04000	$16,287

Our distributions previously were paid quarterly in arrears. On January 15, 2015, our Board declared a quarterly cash distribution for the fourth quarter of 2014 of $0.07545 per share payable on January 30, 2015, to shareholders of record as of January 20, 2015. In addition, on April 2, 2015, our Board declared a cash distribution for the first quarter of 2015 of $0.116 per share payable on April 13, 2015, to shareholders of record as of April 6, 2015. Commencing in April 2015, and subject to our board of directors’ discretion and applicable legal restrictions, our board of directors began to authorize and declare a monthly distribution amount per share of our common stock, payable in advance. We then calculate each stockholder’s specific distribution amount for the month using record and declaration dates, and your distributions will begin to accrue on the date we accept your subscription for shares of our common stock. On October 20, our board declared a distribution of $0.045 per share payable to shareholders of record on October 22, 2015. No distributions were declared for the years ended December 31, 2013 and 2012.

To date, we have paid monthly distributions as follows:

Month	Declaration Date	Record Date	Payment Date	Amount Per Share
April 2015	April 16, 2015	April 29, 2015	May 8, 2015	$0.04
May 2015	May 18, 2015	May 28, 2015	June 5, 2015	$0.04
June 2015	June 16, 2015	June 29, 2015	July 7, 2015	$0.04
July 2015	July 16, 2015	July 30, 2015	August 7, 2015	$0.04
August 2015	August 17, 2015	August 28, 2015	September 4, 2015	$0.04
September 2015	September 16, 2015	September 29, 2015	October 2, 2015	$0.04
October 2015	October 20, 2015	October 22, 2015	November 6, 2015	$0.045
November 2015	November 20, 2015	November 25, 2015	December 4, 2015	$0.045
December 2015	December 18, 2015	December 24, 2015	January 4, 2015	$0.045
January 2016	January 22, 2016	January 28, 2016	February 5, 2016	$0.045
February 2016	February 16, 2016	February 18, 2016	March 4, 2016	$0.045

The Company may fund its cash distributions to stockholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies and expense reimbursements from the Adviser. The Company has not established limits on the amount of funds it may use from available sources to make distributions.

The following table reflects the sources of the cash distributions on a tax basis that the Company paid on its common stock during the nine months ended September 30, 2015 (no distributions were paid during the nine months ended September 30, 2014):

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	Nine months ended September 30, 2015
	Distribution
Source of Distribution	Amount	Percentage
Offering proceeds	$-	-
Borrowings	-	-
Net investment income(1)	118,929	94%
Short-term capital gains proceeds from the sale of assets	7,002	6%
Long-term capital gains proceeds from the sale of assets	-	-
Expense reimbursement from sponsor	-	-
Total	$125,931	100%

(1)	During the nine months ended September 30, 2015, 96.3% of the Company’s gross investment income was attributable to cash income earned, and 3.7% was attributable to non-cash accretion of discount.

Related Party Transactions

We have entered into an investment and advisory agreement with Triton Pacific Adviser in which our senior management holds equity interest. Members of our senior management also serve as principals of other investment managers affiliated with Triton Pacific Adviser that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours.

We have entered into an administration agreement with TFA Associates in which our senior management holds equity interest and acts as principals.

We have entered into a dealer manager agreement with Triton Pacific Securities, LLC and pay them a fee of up to 10% of gross proceeds raised in the offering, some of which will be re-allowed to other participating broker-dealers. Triton Pacific Securities, LLC is an affiliated entity of Triton Pacific Adviser.

We have entered into a license agreement with Triton Pacific Group, Inc. under which Triton Pacific Group, Inc. has granted us a non-exclusive, royalty-free license to use the name “Triton Pacific” for specified purposes in our business. Under this agreement, we have the right to use the “Triton Pacific” name, subject to certain conditions, for so long as Triton Pacific Adviser or one of its affiliates remains our investment advisor. Other than with respect to this limited license, we have no legal right to the “Triton Pacific” name.

We have entered into an expense support and conditional reimbursement agreement with Triton Pacific Adviser pursuant to which the Adviser will pay up to 100% of the Company’s organization, offering and operating expenses, subject to repayment by us to the Adviser, in order for the Company to achieve a reasonable level of expenses relative to its investment income, as determined by the Company and the Adviser. (See “Expense Reimbursement Agreement”, below)

Management Fee

Pursuant to the investment adviser agreement, we pay our Adviser a fee for investment advisory and management services consisting of a base management fee and an incentive fee.

The base management fee is calculated at a quarterly rate of 0.5% of our average gross assets (including amounts borrowed for investment purposes) and payable quarterly in arrears. For the first quarter of our operations, the base management fee was calculated based on the initial value of our gross assets. Subsequently, the base management fee for any calendar quarter is calculated based on the average value of our gross assets at the end of that and the immediately preceding quarters, appropriately adjusted for any share issuances or repurchases during that quarter. The base management fee may or may not be taken in whole or in part at the discretion of our Adviser. All or any part of the base management fee not taken as to any quarter shall be accrued without interest and may be taken in such other quarter as our Adviser shall determine. The base management fee for any partial quarter will be appropriately pro-rated.

Though, in accordance with the Advisers Act, the Adviser could have received an incentive fee on both current income earned and income from capital gains, the Adviser has agreed to waive any incentive fees from current income. As such, the

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Adviser will be paid an incentive fee only upon the realization of a capital gain from the sale of an investment. The incentive fee will be calculated and payable quarterly in arrears or as of the date of our liquidation or the termination of the investment adviser agreement, and will equal 20% of our realized capital gains on a cumulative basis from inception through the end of each quarter, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

For purposes of the foregoing: (1) the calculation of the incentive fee shall include any capital gains that result from cash distributions that are treated as a return of capital, (2) any such return of capital will be treated as a decrease in our cost basis for the relevant investment and (3) all fiscal year-end valuations will be determined by us in accordance with GAAP, applicable provisions of the Company Act and our pricing procedures. In determining the incentive fee payable to our Adviser, we will calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each of the investments in our portfolio. For this purpose, aggregate realized capital gains, if any, will equal the sum of the positive differences between the net sales prices of our investments, when sold, and the cost of such investments since inception. Aggregate realized capital losses will equal the sum of the amounts by which the net sales prices of our investments, when sold, is less than the original cost of such investments since inception. Aggregate unrealized capital depreciation will equal the sum of the difference, if negative, between the valuation of each investment as of the applicable date and the original cost of such investment. At the end of the applicable period, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee will equal the aggregate realized capital gains less aggregate realized capital losses and less aggregate unrealized capital depreciation with respect to our portfolio investments. If this number is positive at the end of such period, then the incentive fee for such period will be equal to 20% of such amount, less the aggregate amount of any incentive fees paid in all prior periods.

The organizational and offering expense and other expense reimbursements may include a portion of costs incurred by our Adviser or its members or affiliates on our behalf for legal, accounting, printing and other offering expenses, including for marketing, salaries and direct expenses of its employees, employees of its affiliates and others while engaged in registering and marketing the shares of our common stock, which shall include development of marketing and marketing presentations and training and educational meetings and generally coordinating the marketing process for us and may also include amounts reimbursed by us to our Dealer Manager for actual bona fide due diligence expenses incurred by our Dealer Manager or participating broker-dealers in an aggregate amount that is reasonable in relation to the gross proceeds raised in our offering and which are supported by detailed, itemized invoices. None of the reimbursements referred to above will exceed actual expenses incurred by our Adviser, its members or affiliates. Our Adviser will reimburse to us, without recourse or reimbursement by us, any organizational and offering expenses to the extent those expenses, when aggregated with sales load, exceed 15.0%.

Expense Reimbursement Agreement

On March 27, 2014, we and our Adviser agreed to an Expense Support and Conditional Reimbursement Agreement, or the Expense Reimbursement Agreement. The Expense Reimbursement Agreement was amended and restated effective November 17, 2014. Under the Expense Reimbursement Agreement, as amended, our Adviser, in consultation with the Company, will pay up to 100% of both our organizational and offering expenses and our operating expenses, all as determined by us and our Adviser. As used in the Expense Reimbursement Agreement, operating expenses refer to third party operating costs and expenses incurred by us, as determined under generally accepted accounting principles for investment management companies. Organizational and offering expenses include expenses incurred in connection with the organization of our company and expenses incurred in connection with our offering, which are recorded as a component of equity. The Expense Reimbursement Agreement states that until the net proceeds to us from our offering are at least $25 million, our Adviser will pay up to 100% of both our organizational and offering expenses and our operating expenses. After we received at least $25 million in net proceeds from our offering, our Adviser may, with our consent, continue to make expense support payments to us in such amounts as are acceptable to us and our Adviser. Any expense support payments shall be paid by the Adviser to the Company in any combination of cash, and/or offsets against amounts otherwise due from the Company to the Adviser.

Under the Expense Reimbursement Agreement as amended, once we have received at least $25 million in net proceeds from our offering, we are required to reimburse our Adviser for any expense support payments we received from them occurring within three years of the date on which our Adviser funded such payments. However, with respect to any expense support payments attributable to our operating expenses, (i) we will only reimburse our Adviser for expense support payments made by our Adviser to the extent that the payment of such reimbursement (together with any other reimbursement paid during

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such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense reimbursement payments received by us during such fiscal year) to exceed the percentage of our average net assets attributable to shares of our common stock represented by “other operating expenses” during the fiscal year in which such expense support payment from our Adviser was made (provided, however, that this clause (i) shall not apply to any reimbursement payment which relates to an expense support payment from our Adviser made during the same fiscal year); and (ii) we will not reimburse our Adviser for expense support payments made by our Adviser if the annualized rate of regular cash distributions declared by us at the time of such reimbursement payment is less than the annualized rate of regular cash distributions declared by us at the time our Adviser made the expense support payment to which such reimbursement relates. “Other operating expenses” means our total operating expenses excluding base management fees, incentive fees, organization and offering expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses.

In addition, with respect to any expense support payment attributable to our organizational and offering expenses, we will only reimburse our Adviser for expense support payments made by our Adviser to the extent that the payment of such reimbursement (together with any other reimbursement for organizational and offering expenses paid during such fiscal year) is limited to 15% of cumulative gross sales proceeds including the sales load (or dealer manager fee) paid by us.

Under the Expense Reimbursement Agreement, any unreimbursed expense support payments may be reimbursed by us within a period not to exceed three years from the end of the fiscal year in which each respective expense support payment is made or assumed by the Adviser. We are not required to pay interest on any payments reimbursed by us to our Adviser.

We or our Adviser may terminate the expense reimbursement agreement at any time upon thirty days’ written notice, however, our Adviser has indicated that it expects to continue such reimbursements until it deems that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income. The expense reimbursement agreement will automatically terminate upon termination of the Investment Advisory Agreement or upon our liquidation or dissolution.

The Expense Reimbursement Agreement is, by its terms, effective retroactively to our inception date of April 29, 2011. As a result, our Adviser has agreed to reimburse a total of $2,663,810 as of September 30, 2015, which amounts have consisted of offsets against amounts owed by us to our Adviser since our inception.

Below is a table that provides information regarding expense support payments incurred by our Adviser pursuant to the Expense Support Agreement as well as other information relating to our ability to reimburse our Adviser for such payments.

Quarter Ended	Amount of Expense Payment Obligation	Amount of Offering Cost Payment Obligation	Operating Expense Ratio as of the Date Expense Payment Obligation Incurred (2)	Annualized Distribution Rate as of the Date Expense Payment Obligation Incurred (3)	Eligible for Reimbursement Through
December 31, 2013(1)	$294,357		238.40%	-	December 31, 2016
March 31, 2014	$68,293		148.96%	-	March 31, 2017
June 30, 2014	$70,027	$898,518	23.17%	-	June 30, 2017
September 30, 2014	$92,143	$71,060	20.39%	-	September 30, 2017
December 31, 2014	$115,777	$90,860	11.15%	-	December 31, 2017
March 31, 2015	$134,301	$106,217	13.75%	2.01%	March 31, 2018
June 30, 2015	$166,549	$167,113	14.10%	3.20%	June 30, 2018
September 30, 2015	$147,747	$240,848	10.45%	3.20%	March 31, 2018

(1)	Reflects the period from inception (April 29, 2011) through December 31, 2013
(2)	“Operating Expense Ratio” includes all expenses borne by us, except for organizational and offering expenses, base management and incentive fees owed to our Adviser, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. The Company did not achieve its minimum offering amount until June 25, 2014 and as a result, did not invest the proceeds from the offering and realize any income from investments prior to the end of its fiscal quarter.
(3)	“Annualized Distribution Rate” equals the annualized rate of distributions paid to stockholders based on the amount of the regular cash distribution paid immediately prior to the date the expense support payment obligation was incurred by our Adviser. “Annualized Distribution Rate” does not include special cash or stock distributions paid to stockholders.

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The Company did not achieve its minimum offering amount until June 25, 2014 and as a result, did not have an opportunity to invest the proceeds from the offering and realize any income from investments or pay any distributions to stockholders prior to the end of its fiscal quarter.

The chart below, on a cumulative basis, discloses the components of the Reimbursement due from Sponsor reflected on the chart above:

	September 30,	December 31,
	2015	2014
Operating Expenses	$1,089,193	$640,597
Offering Costs	1,574,617	1,060,438
Due to related party offset	(2,109,857)	(1,105,341)
Reimbursements received from Adviser	(342,715)	(342,715)
Total Reimbursement due from Adviser	$211,238	$252,979

Operating Expenses are the amounts reimbursed by the Adviser for our operating costs and Offering Costs are the cumulative amount of organizational and offering expenses reimbursed to us by the Adviser and subject to future reimbursement per the terms of our expense reimbursement agreement.

Due to related party offset represents the cash the Adviser paid directly for our operating and offering expenses and Reimbursements received from sponsor are the amounts the Adviser paid in cash to us for reimbursement of our operating and offering costs.

Either we or our Adviser may terminate the Expense Support Agreement at any time, except that if our Adviser terminates the agreement, it may not terminate its obligations to provide expense support payments after the commencement of any monthly period. If we terminate the Investment Advisory Agreement, we will be required to repay our Adviser all expense support payments made by our Adviser within three years of the date of termination.

Critical Accounting Policies

This discussion of our expected operating plans is based upon our expected financial statements, which will be prepared in accordance with accounting principles generally accepted in the United States, or GAAP. The preparation of these financial statements will require our management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we will describe our critical accounting policies in the notes to our future financial statements.

Valuation of Investments

Our board of directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.

Investments for which market quotations are readily available will be valued at such market quotations. For most of our investments, market quotations will not be available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our board of directors has approved a multi-step valuation process each quarter, as described below:

1.	Each portfolio company or investment will be valued by our Adviser, potentially with assistance from one or more independent valuation firms engaged by our board of directors;

2.	the independent valuation firm, if involved, will conduct independent appraisals and make an independent assessment of the value of each investment;

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3.	the audit committee of our board of directors will review and discuss the preliminary valuation prepared by our Adviser and that of the independent valuation firm, if any; and

4.	the board of directors will discuss the valuations and determine the fair value of each investment in our portfolio in good faith based on the input of our Adviser, the independent valuation firm, if any, and the audit committee.

Investments will be valued utilizing a cost approach, a market approach, an income approach, or a combination of approaches, as appropriate. The cost approach is most likely only to be used early in the life of an investment or if we determine that there has been no material change in the investment since purchase. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount, calculated using an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the Company’s ability to make payments, its earnings and discounted cash flows, the markets in which the Company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

We have adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (formerly Statement of Financial Accounting Standards No. 157, Fair Value Measurements), which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.

ASC Topic 820 provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. It defines fair value as the price an entity would receive when an asset is sold or when a liability is transferred in an orderly transaction between market participants at the measurement date. In addition, ASC Topic 820 provides a framework for measuring fair value and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels of valuation hierarchy established by ASC Topic 820 are defined as follows:

Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by the company at the measurement date.

Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

In accordance with ASC Topic 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

Revenue Recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt securities with contractual payments in kind, or PIK, interest, which represents contractual interest accrued and added to the principal balance, we generally will not accrue PIK interest for accounting purposes if the portfolio company valuation

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indicates that such PIK interest is not collectible. We do not accrue as a receivable interest on loans and debt securities for accounting purposes if we have reason to doubt our ability to collect such interest. Original issue discounts, market discounts or premiums are accreted or amortized using the effective interest method as interest income. We record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, is recognized on an accrual basis to the extent that we expect to collect such amount.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We will measure net realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Payment-in-Kind Interest

We may have investments in our portfolio that contain a PIK interest provision. Any PIK interest will be added to the principal balance of such investments and is recorded as income, if the portfolio company valuation indicates that such PIK interest is collectible. In order to maintain our status as a RIC, substantially all of this income must be paid out to stockholders in the form of distributions, even if we have not collected any cash.

Organization and Offering Expenses

We have incurred certain expenses in connection with the registration of shares of our common stock for sale as discussed in Note 1 of our financial statements– Description of Business and Summary of Significant Accounting Policies. These costs principally relate to professional fees, fees paid to the SEC and fees paid to the Financial Industry Regulatory Authority. These costs were included in deferred offering costs in the accompanying balance sheets. Simultaneous with the sale of common shares, the deferred offering costs will be reclassified to stockholders’ equity upon the issuance of shares.

Federal Income Taxes

We elected to be treated, beginning with our fiscal year ending December 31, 2012, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders from our tax earnings and profits. To maintain our RIC tax treatment, we must, among other things, meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

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BUSINESS DEVELOPMENT COMPANY OVERVIEW

A BDC is a category of investment company, regulated under the Company Act, created by legislation in 1980 designed to promote investment in small businesses. Congress authorized investment companies meeting certain qualifications to elect BDC status in order to facilitate the flow of capital to private companies and smaller public companies that do not have access to public capital markets or other conventional forms of financing. The Company Act provides a body of regulation for investment companies whose shares are offered to the public and regulates investment companies registered under the Company Act such as mutual funds. While not registered under the Company Act, BDCs are subject to regulatory requirements under the Company Act.

Most BDCs are operated so as to qualify as a RIC for U.S. federal income tax purposes because a RIC generally is not subject to corporate level U.S. federal income tax on any of its ordinary income and long-term capital gain that it distributes to its stockholders, so long as it distributes at least 90% of its “investment company taxable income” to its stockholders in a timely manner and meets certain asset diversification and income requirements.

We believe the BDC structure provides the following benefits to individual investors:

Access to investments that have historically been accessible outside the BDC model generally only by high-net-worth and institutional investors (such as pension funds and endowments) primarily due to high minimum investment requirements;

Investments managed by professionals typically unavailable to individual investors with specialized expertise and experience necessary to fully understand and evaluate investment opportunities and manage investment holdings;

Potential to reduce risk by diversifying an individual’s investment over a portfolio of assets without requiring a large investment; and

Investor protection under the Company Act, a substantive regulatory and disclosure regime designed to, among other things, limit opportunities for overreaching by affiliates of the BDC.

Transaction Types

The companies in which BDCs typically invest require capital for a number of different purposes, including management buyouts, leveraged buyouts, recapitalizations and growth and acquisition financing.

Management Buyouts. Management buyouts often occur when business owners, often for estate planning reasons, seek to transition out of an investment, but existing management desires to remain with the company to realize what they perceive as its potential for significant value creation. In such transactions, company management will often seek a financial sponsor to aid in the purchase of the company through a combination of equity and debt. BDCs assist in providing capital for these purposes.

Leveraged Buyouts. Leveraged buyouts occur when financial investors such as private equity firms purchase companies, often with the use of additional leverage placed on the balance sheet of the company. This leverage can include several layers, including senior secured, second lien and mezzanine debt. BDCs often serve as partners in structuring the lender’s syndicate responsible for this leverage.

Recapitalizations. Recapitalizations occur when firms can benefit by changing their capital structure to enhance equity returns and/or allow existing investors to realize value through a significant, one-time distribution. In some instances, firms may be able to support additional debt due to growth in profitability and in other cases may seek external investment to partially or fully replace existing investors. Recapitalizations are also a key means of exit for institutional investors that are required to return capital to their stakeholders at the end of the funds’ lives.

Growth and Acquisition Financings. Growth and acquisition financings occur when private firms need capital to fund growth opportunities. Private firms represent a significant portion of the growth segment of the U.S. economy

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and these firms often do not have adequate internally generated cash flow to fund growth organically or through acquisitions. These firms usually seek capital from external sources, including banks, mezzanine lenders, private equity firms and venture capital firms.

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INVESTMENT OBJECTIVES AND POLICIES

Our Company

We are an externally managed, non-diversified, closed-end management investment company that primarily makes structured equity and debt investments in small to mid-sized private U.S. companies. Our investment objectives are to maximize our portfolio’s total return by generating long-term capital appreciation from our private equity investments and current income from our debt investments. We are externally managed by our Adviser. Our Adviser is controlled by Craig J. Faggen, our Chairman and Chief Executive Officer. We entered into an administrative agreement with our Administrator, which is also an affiliate of our Adviser and controlled by Mr. Faggen. Our Administrator provides the administrative services, such as accounting, financial reporting, legal and compliance support and investor relations support, necessary for us to operate. Our Administrator has contracted with Bank of New York Mellon and affiliated entities to provide additional compliance and administrative services, while we have directly engaged Bank of New York Mellon and affiliated entities to act as our custodian. We have also contracted with Gemini Fund Services to act as our transfer agent, plan administrator, distribution paying agent and registrar.

Investment Objectives

We will seek to meet our investment objectives by:

Focusing primarily on private equity investments in small and mid-sized private U.S. companies, which we define as companies with annual revenue of from $10 million to $250 million at the time of investment, and debt investments likely to generate current income;

Leveraging the experience and expertise of our Adviser, its affiliates, and our Sub-Adviser in sourcing, evaluating and structuring transactions;

Employing extensive underwriting process which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company.

Developing our equity portfolio through our Adviser’s Value Enhancement Program, more fully discussed below in “Investment Objectives and Policies – Investment Process;” and

Maintaining a well-balanced portfolio.

We intend to be active in both equity and debt investing. We will seek to enhance our investors’ overall returns through long-term capital appreciation of our private equity investments while providing current income to our investors through our debt investments while seeking to. We will be opportunistic in our investment approach, allocating our investments between equity and debt, depending on investment opportunities and market conditions.

Below is a diagram illustrating where these investments lie in a typical portfolio company’s capital structure. Senior secured debt is situated at the top of the capital structure and typically has the first claim on the assets and cash flows of the company, followed by second lien secured debt, subordinated debt, preferred equity and, finally, common equity. Due to this priority of cash flows, an investment’s risk increases as it moves further down the capital structure. Investors are usually compensated for this risk associated with junior status in the form of higher returns, either through higher interest payments or potentially higher capital appreciation.

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Depending on the amount of capital we raise in this offering and subject to subsequent changes in our capital base, we expect that our investments will generally range between $250,000 and $25 million per portfolio company, although this range may change in the discretion of our Adviser, subject to oversight by our board of directors. Prior to raising sufficient capital to finance investments in this range and as a strategy to manage excess cash, we may make smaller and differing types of investments in, for example, high quality debt securities, and other public and private yield-oriented equity and debt securities, directly and through our Sub-Adviser.

We will generally source our private equity investments through third party intermediaries and our debt investments primarily through our Adviser and Sub-Adviser. We will invest only after we conduct a thorough evaluation of the risks and strategic opportunities of an investment and a price (or interest rate in the case of debt investments) has been established that reflects the intrinsic value of the investment opportunity. We will endeavor to identify the best exit strategy for each private equity investment, including methodology (for example, a sale, company redemption, or public offering) and an appropriate time horizon. We will then attempt to influence the growth and development of each portfolio company accordingly to maximize our potential return on investment using such exit strategy or another strategy that may become preferable due to changing market conditions. We anticipate that the holding period for most of our private equity investments will range from four to six years, but we will be flexible in order to take advantage of market opportunities or to overcome unfavorable market conditions.

Investment Policies.

We anticipate making our private equity investments predominately in lower middle market companies. We define lower middle market companies as those with annual revenues of between $10 million and $250 million, and EBITDA of between $1 million and $25 million. We expect that each investment will generally range between $250,000 and $25 million, although this investment size will vary with the size of our capital base. We anticipate that our investments will take the form of newly-originated loans and private equity investments as well as investments in secondary market transactions,

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including equity purchased from current owners and loans acquired from banks, other specialty finance companies, private equity sponsors, loan syndications and other investors.

The structure of our investments is likely to vary and we expect to invest throughout a portfolio company’s capital structure, including, but not limited to, senior secured and unsecured debt, mezzanine debt, preferred equity, common equity, warrants and other instruments, many of which generate current yield. In addition, in order to diversify our investment portfolio and to the extent allowed by the Company Act and consistent with our continued qualification as a RIC, we may also invest in loans to larger companies which should be more liquid than the debt securities of smaller companies.

We intend to generate the majority of our current income by investing in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of small to mid-sized private U.S. companies. We may purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies as primary market investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. The senior secured and second lien secured loans in which we invest generally will have stated terms of three to seven years and any subordinated investments that we make generally will have stated terms of up to ten years. However, there is no limit on the maturity or duration of any security we may hold in our portfolio. The loans in which we invest are often rated by a nationally recognized ratings organization, and generally carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-” by Standard & Poor’s Corporation also known as “junk bonds”). However, we may also invest in non-rated debt securities.

We make investments so that at least 70% of our assets are “qualifying assets” for purposes of the Company Act to enable us to continue to qualify as a BDC. We may invest the balance of our portfolio in opportunistic “non-qualifying assets” investments in order to seek enhanced returns for our stockholders. Such investments may include investments in the equity and debt instruments of broadly traded public companies. We expect that these investments generally will be in debt securities that are non-investment grade. Within this 30% basket, we may also invest in equity and debt securities of companies located outside of the United States. All such investments are intended to be made in compliance with the Company Act and in a manner that will not jeopardize our status as a RIC.

The initial members of our management team are Craig J. Faggen, who serves as our chief executive officer and chairman of the board; and Michael Carroll, who serves as our chief financial officer and secretary. Mr. Faggen is also an officer of our Adviser and Messrs. Faggen and Carroll are also officers of our Administrator.

Potential Market Opportunity

Our target market for private equity investments, U.S. companies with revenues from $10 million to $250 million and EBITDA between $1 million and $25 million, represents a large majority of the private businesses in the United States, accounting for 30.7%% of the US work force (representing 35 million working Americans).δ*

δ* Source: Statistics of U.S. Businesses Employment and Payroll Summary: 2012, by Anthony Caruso and published by the US Census Bureau, released February 2015

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In particular, we believe that this market offers significant investment opportunities for alternative providers of capital such as us due to the demographic trend of “baby boom” generation entrepreneurs reaching retirement age. According to PricewaterhouseCoopers’ April 7, 2010 Private Company Trendsetter Barometer, 38% of business owners plan to monetize their business within the next five years. Small business owners (those with less than $100 million in revenue) represent 60% of those owners planning to do so by sale and of these, 43% are driven by a desire to retire.

We find that companies in the lower middle market have historically been poorly and inefficiently served by the capital markets. We believe this is due to reduced participation by traditional providers of capital to middle market companies, due to dislocations caused by the recent banking and financial crisis and increased regulatory scrutiny on the remaining participants in the U.S. credit markets. Many U.S. financial institutions are ill-suited to lend to such companies because such lending (i) is more labor intensive than lending to large companies due to the smaller size of each investment and the fragmented nature of information available about them, (ii) requires enhanced due diligence and underwriting practices, including greater and more sustained interaction with management and financial analysis tailored to the lower middle market, and (iii) may require more extensive on-going monitoring.

The recent banking and financial crisis has further limited access to credit throughout the economy and particularly affected lower middle market companies, which have become even more constrained in their ability to access either debt or equity. Many significant participants in the debt markets over the past five years, such as hedge funds and managers of collateralized loan obligations, have contracted or eliminated their origination activities as investor credit concerns have reduced their available funding. Moreover, many regional banks have failed and many that have not continue to face significant balance sheet constraints and increased regulatory scrutiny, which we believe restricts their ability to provide loans to lower middle market companies, We believe that this relative decline in competition has created a compelling opportunity for well-capitalized alternative providers of capital such as us that possesses experience in investing in small to mid-size companies and will drive higher quality deals to companies such as ours and allow us to be more selective in our investment process. The members of the investment committee of our Adviser have demonstrated their ability to source and invest in these companies on attractive terms.

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Business Strategy

For both our debt and private equity investments, we generally target domestic companies for investment with revenues from $10 million to $250 million and EBITDA between $1.0 million and $25 million. This segment of the market represents a large majority of the private businesses in the United States, accounting for 31% of U.S. gross domestic product.δ*. In particular, we believe that this market offers significant investment opportunities due to the demographic trend of baby boom generation entrepreneurs reaching retirement age.

Focus on Mature Businesses within the Lower Middle Market

We primarily invest in small and mid-sized private companies meeting our investment criteria described above. We believe that these companies are often overlooked by larger private equity investors and have less access to the capital markets than their larger competitors due to the fact that they are small and, accordingly, potential transactions with them are more difficult to source and, in some case, manage. This creates an opportunity to invest in these companies at lower valuations and on more attractive terms than are typically present in transactions with their larger competitors. We generally will invest in entrepreneurial, but established, companies with positive cash flow. We will focus on businesses in what we call mature industries, including healthcare services, business services, consumer products, specialty finance, light manufacturing, logistics and value-added distribution. We may also invest in certain industries that are dependent to some degree on technological development and innovation, such as information technology and computer software.

Private Equity Investment Opportunities

For private equity investment opportunities, we will seek to identify companies that we believe have strong management and untapped potential that can benefit from a combination of new capital and strategic relationships, and our operating expertise and guidance. While the founders of such companies have built successful enterprises, they often need additional capital, management resources, and a more sophisticated operating infrastructure, and the managerial assistance that the investment personnel of our Adviser can provide, to assist the company in achieving economies of scale, expanding its market share, and exploiting new potential sources of revenue to achieve significant corporate growth.

Debt Investment

We will seek to invest in senior secured loans, second lien secured loans, and subordinated loans and corporate bonds of established companies. Senior secured loans are situated at the top of the capital structure. Because these loans have priority in payment, they carry the least risk among all investments in a firm. Generally, our senior secured loans are expected to have maturities of three to seven years, offer some form of amortization, and have first priority security interests in the assets of the borrower. Second lien secured loans are immediately junior to senior secured loans and have substantially the same maturities, collateral and covenant structures as senior secured loans. Second lien secured loans, however, are granted a second priority security interest in the assets of the borrower. In return for this junior ranking, second lien secured loans generally offer higher returns compared to senior secured debt. Subordinated debt investments usually rank junior in priority of payment to senior secured loans and second lien secured loans and are often unsecured, but are situated above preferred equity and common stock in the capital structure. In return for their junior status compared to first lien and second lien secured loans, subordinated debt investments typically offer higher returns through both higher interest rates and possible equity ownership in the form of warrants.

Value Added Management

For private equity investments, we will employ our Adviser’s Value Enhancement Program to further develop the corporate infrastructure of portfolio companies with a view to accelerating and enhancing their “exit readiness.” Our Value

δ* Source: Statistics of U.S. Businesses Employment and Payroll Summary: 2012, by Anthony Caruso and published by the US Census Bureau, released February 2015

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Enhancement Program takes a company through a four-step process of development toward a targeted exit strategy. These include “Strategic Planning Process,” “Preparing the Business for Rapid Growth,” “Accelerated Growth,” and “Value Maximization and Realization.” The intended result is a larger, more professional organization, which can either be used as a platform for future expansion or be built into a potential add-on for a larger company in its market, in either instance an attractive target for a larger private equity fund or a strategic corporate buyer. However, in some cases, this program may result in a short-term reduction in a company’s earnings and cash flow.

Well Established Firm and Experienced Investment Committee

Our Adviser’s management team is primarily from TPCP, which was founded in 2001 to provide access to capital and management/operational expertise to the underserved lower middle market. TPCP has since expanded to include multiple affiliates and the management of numerous investment funds that specialize in providing specialty investment opportunities in the lower middle market for institutional and individual investors and a broad array of capital resources to mature lower middle market companies. TPCP has invested more than $140 million into companies with an estimated aggregate enterprise value at the time of acquisition of more than $500 million. We believe that the investment committee of our Adviser has developed a network of relationships with, and a specialty in dealing with, the lower middle market, as well as a reputation for its expertise, fair dealing, flexibility and ability to handle transactions beyond the reach of others in this market space.

Industry Experts

We intend to utilize operating partners who have expertise in specific industries that we find attractive and the wherewithal to play an active role in creating value for our private equity investments that fall within their areas of expertise.

Strong Deal Flow

We believe that our Adviser will have strong private equity deal flow as a result of the strong market reputation of the Adviser and its principals as investors and their network of relationships with numerous transaction brokers and small financial intermediaries. We believe that their industry relationships with other private equity sponsors, investment banks, business brokers, merger and acquisition advisers, financial services companies and commercial banks are a significant source for new investment opportunities. We believe our Adviser is well known in the financial sponsor community, and that its experience and reputation provide a competitive advantage in originating new investments. From time to time, we may receive referrals for new prospective investments for which we may pay a referral fee or a finder’s fee. For syndicated loan investments, our Adviser has engaged ZAIS to serve as our sub-adviser. ZAIS has access to the syndicated loan market, a source of debt investment opportunities for us, as well as syndicate and club deals. ZAIS also has strong relationships with investment banks, finance companies, and other investment funds that are active in the leveraged finance marketplace.

Diversification

We recognize that an over concentration in one or a limited number of positions in our portfolio would increase the risk of exposure to adverse changes in a single investment. We will endeavor to construct and maintain our portfolio to reduce such risks, including through investments throughout a company’s capital structures and among companies in a multitude of different industries and geographic markets, thereby reducing the concentration of risk in any one type of investment, company or sector of the economy. We cannot guarantee that we will be successful in this effort.

Investment Philosophy

We will focus on the following key elements when evaluating an equity investment opportunity:

Attractive Industries: We identify industries that we believe exhibit strong growth characteristics or consolidation attributes, are experiencing rapid rates of change or are beginning to transform their business models.

Strong Management: Management is critically important in any company. However, making significant changes in strategy or operations or driving towards rapid expansion places additional demands on leadership. Therefore, we are only interested in investing in companies that we believe have strong management teams in place, based on their expertise and prior

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performance, or where there is a clear and achievable strategy of attracting the right people to the team. In all cases, we firmly believe it is essential for management to be committed to agreed-upon strategic objectives for the company prior to making an investment.

Positive Cash Flow: We will identify companies with a sufficient history or what we believe will be a prospect of positive cash flow to allow for distributions, while retaining sufficient cash to grow the company.

Operating Inefficiencies/Modernization: Many small businesses have not taken advantage of the tools that have become available to their industry to drive operational efficiencies and support more rapid growth. We will look to invest in companies that have potential because they have not yet benefited from new production techniques, new technologies, or other promising industry trends that have benefited their larger competitors.

Ability to Add Value: Our Adviser’s experienced executives can be valuable to any management team, particularly those attempting to grow their company aggressively. We offer to provide significant managerial assistance to each of our potential portfolio companies from our experienced executive and investment personnel. We will evaluate each prospective investment to understand our ability, through our Adviser, to be a value-added partner, either as a member of the board or as a more active advisor.

For debt investments, we will focus on long term credit performance and principal protection. This defensive oriented strategy is designed to generate attractive levels of income while minimizing the risk of capital loss. We will attempt to capitalize on our Adviser’s and Sub-Adviser’s expertise to create a debt portfolio that will perform in a broad range of economic conditions.

Investment Principles

We have established the following principles, which we believe, when consistently followed and properly executed, will result in successful private equity investments:

Each investment will be premised on a specific strategic opportunity.

We will conduct extensive due diligence to obtain an in-depth understanding of the business and its industry in order to identify and evaluate the strategic and financial opportunities associated with the investment and the risks associated with those opportunities.

The purchase price or loan terms must be determined from an assessment of the overall investment opportunity and associated risks, not solely the competitive environment. We will not pay the “market price” for an investment should we believe the inherent value of the investment will not sustain such a price. The result may be “missed” opportunities. However, we believe that investment discipline will better serve our investors in the long run.

The pricing and structuring of the transaction will be determined by the requirements and objectives of the strategic plan, not vice versa.

Management must understand, agree with, and be committed to the goals of a strategic plan and must have the proper incentives to achieve such goals.

We will invest on terms that will provide us with relatively significant influence or control over the companies.

Investment Process

Private equity investments are expected to be made in well-managed privately-owned companies. Investment opportunities will be generated by our Adviser from its relationships with private equity sponsors, bankers, executives and its extensive deal network.

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When pursuing a private equity investment opportunity, each stage of the investment process presents an opportunity to create value in the prospective investment.

Stage I - Sourcing: Equity transactions are sourced primarily from intermediaries, including national, regional and local investment banks as well as local business brokers. Although some private equity groups prefer to source “proprietary” deals (i.e., non-marketed deals, without an intermediary), our Adviser has found that intermediaries play a valuable role in educating sellers in the lower middle market as to the pricing realities of the market and the structural requirements of investors. Our private equity debt investments will be primarily sourced through other private equity sponsors.

Our Adviser employs an extensive underwriting and due diligence process for private equity investments which includes an initial review of all prospective portfolio companies, their competitive position, financial performance and the dynamics of the industry in which they compete. We will seek to invest with management teams or other private equity sponsors who have a demonstrated track record building value. Through our Adviser, we will offer managerial assistance to our portfolio companies, giving them access to our Adviser’s investment experience, direct industry expertise and contacts, and allowing us to continually monitor their progress. As part of the monitoring process, our Adviser will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, meet with management, attend board meetings, review all compliance certificates and covenants and maintain our awareness of critical industry developments and trends.

In addition, members of our Adviser have built relationships with executives in industries we believe to be attractive. These executives may become a source for proprietary opportunities and may be available as industry partners to help evaluate, invest and subsequently grow the companies.

Stage II - Due Diligence: A thorough understanding and evaluation of the strategic opportunity offered by a potential investment and the risks and opportunities unique to a company and its marketplace is crucial to properly evaluate any portfolio company. This can only be achieved through an extensive due diligence process and comprehensive financial and operational analysis of the business. We believe that the due diligence process is not just a financial review, but rather a comprehensive industry, operational, management, marketing, technical and legal assessment. In conducting its due diligence, our Adviser may capitalize on industry partners’ expertise and relationships when relevant.

During the initial screening, our Adviser will evaluate the company, assesses its management and look to identify the primary risks and opportunities. During the due diligence process, our Adviser will employ an extensive checklist of potential areas that could pose problems for a portfolio company business as well as questions specific to the business and industry that have been derived from industry standards and modified by experience and the initial screening process. As part of this process, they will conduct an operational due diligence review. This may include site visits to gain an accurate impression of the business and management’s capabilities.

The decision to invest is reached by consensus among the members of the investment committee of our Adviser. Our Adviser believes that its focus on effective internal communication and its team-based compensation structure has created an environment for a collaborative, open and complete process, and ultimately leads to better investment decisions.

Stage III – Structuring Transactions: We believe that the members of the investment committee of our Adviser have developed complex structuring expertise and mergers and acquisitions experience which we will be able to leverage when making a portfolio company investment. The intent is to structure transactions in a manner that is fair to the existing shareholders and yet minimizes the downside risk to us. Because of the inefficiencies in the lower middle market, we believe we will be able to obtain structures that offer significant risk mitigation for investors.

Stage IV - Building Companies: Our overall objective is to generate returns from our investment portfolio that provide attractive risk-reward characteristics for our investors. To meet this objective, we will focus a portion of our Adviser’s efforts on building our investments into larger, more efficient, and more valuable businesses. We are not in the business of running companies, but our Adviser has an investment committee with extensive portfolio management experience that is dedicated to, and experienced in working with companies to build and enhance their operations. For equity and equity-like investments, our Adviser utilizes a unique Value Enhancement Program (see chart below) to help companies achieve this goal.

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VALUE ENHANCEMENT PROGRAM™

Strategic Planning Process → **Solidify Platform for Scalability** → **Accelerated Growth** → **Value Maximization & Realization**

Strategic Planning Process

- Establish ownership objectives
- SWOT Analysis
- Determine 'Hedgehog Strategy'
- Competitive intelligence
- Develop integrated sales and marketing strategy
- Create MIS plan
- Align incentive plan to strategic objectives
- Establish KPI

Solidify Platform for Scalability

- Organizational alignment to strategy (reporting structure and KRA's)
- Build-out senior management team
- Solidify IT infrastructure
- Establish strong financial reporting and analytical capabilities
- Create SOP manuals

Accelerated Growth

- Re-assess growth strategy and resource allocation
- Establish channel marketing or strategic relationships
- Leverage outsiders for Advisory Board
- Evaluate and implement 'tuck-in' acquisition strategy, if appropriate

Value Maximization & Realization

- Maximize earnings without losing 'platform' appeal
- Focus on operational efficiencies and cost saving opportunities through productivity initiatives
- Scale back long-term growth initiatives
- Establish 'marketing' strategy for exit and determine timing to maximize value

Triton Pacific Value Enhancement Drivers

Methodologies & Best Practices	Legal, HR, Accounting Relationships	MIS Strategies and Implementation	Overseas Sourcing and Product Development
Management Tools	Sales & Marketing Expertise (i.e., lead generation, sales automation, comp. plans)	Network of Operating Partners	Established Capital Markets & Investment Banker Relationships

In evaluating debt opportunities, our Adviser and our Sub-Adviser will examine information provided by the target company and external sources such as rating agencies (if applicable) to determine if the opportunity meets our investment criteria and guidelines. For most loans that are purchased on the secondary market, a comprehensive credit analysis is conducted and maintained by a research analyst to allow the investment team to make informed buy/ sell decisions and assessment of credit quality. Much of this information will be derived from financial reports detailing the financial performance along with key metrics on a quarterly basis.

Competition

Our primary competition in providing financing to small and mid-sized private companies will include public and private equity funds, commercial banks, investment banks, commercial financing companies, BDCs, and, to a lesser extent, hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. For example, some competitors may have a lower cost of funds as well as access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and the ability to establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Company Act will impose on us as a BDC. We expect to use the industry information of our Adviser to assess investment risks and determine appropriate pricing for our investments. In addition, we expect that the relationships of our Adviser will enable us

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to discover, and compete effectively for, financing opportunities with attractive small and mid-sized companies in the industries in which we seek to invest.

Status of Our Ongoing Public Offering

On September 4, 2012, our prior registration statement was declared effective by the SEC. During the years ended December 31, 2014, 2013, and 2012, we sold 214,659.24, 7,315, and 7,500 shares of common stock, respectively, for gross proceeds of approximately $3,144,219, $98,753, and $101,250, at an average price per share of $14.65, $13.50, and $13.50, respectively. In addition, during the nine month period ended September 30, 2015, we sold 192,451.92 shares of common stock for gross proceeds of approximately $2,777,709, at an average price per share of $14.77.

Below is a summary of transactions with respect to shares of the Company’s common stock during the years ended December 31, 2014, 2013 and 2012:

			Year Ended December 31,
	2014		2013		2012
	Shares	Amount	Shares	Amount	Shares	Amount
Gross proceeds from Offering	214,659.24	$3,144,219	7,315.00	$98,753	7,500.00	$101,250
Commissions and Dealer Manager Fees	-	(246,272)	-	-	-	-
Net Proceeds to Company from Share Transactions	214,659.24	$2,897,947	7,315.00	$98,753	7,500.00	$101,250

Facilities

Our executive offices are located at 10877 Wilshire Blvd. 12th Floor, Los Angeles, CA 90024. We believe that our current office facilities are adequate for our business as we intend to conduct it.

Legal Proceedings

Neither we nor our Adviser are currently subject to any material legal proceedings. Nonetheless members of our Advisers, in their other capacities, may currently be involved in legal proceedings and from time to time, we and individuals employed by us or our Adviser may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts. The outcome of any potential legal proceedings cannot be predicted with certainty.

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DETERMINATION OF OUR NET ASSET VALUE

The net asset value of a class of shares depends on the number of shares of the applicable class outstanding at the time the net asset value of the applicable share class is determined. As such, the net asset value of each class of shares may vary if we sell different amounts of shares per class. We intend to determine the net asset value of our investment portfolio each quarter. Securities that are publicly traded will be valued at the reported closing price on the valuation date. Securities that are not publicly traded will be valued at fair value as determined in good faith by our board of directors. In connection with that determination, our Adviser provides our board of directors with portfolio company valuations which will be based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

The Financial Accounting Standards Board has issued Statement of Financial Accounting Standards No. 157, Fair Value Measurement (as codified in the Accounting Standards Codification under Topic 820, or ASC Topic 820), which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we expect to undertake a multi-step valuation process each quarter, as described below:

Our quarterly valuation process will begin with each portfolio company being initially valued by our Adviser’s investment committee, with such valuation potentially taking into account information received from an independent valuation firm, if applicable;

Preliminary valuation conclusions will then be documented and discussed with our audit committee;

Our audit committee will review the preliminary valuation and our Adviser’s investment committee, together with our independent valuation firm, if applicable, will supplement the preliminary valuation to reflect any comments provided by the audit committee;

Following its review, the audit committee will recommend that our board of directors approve our valuations; and

Our board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of our Adviser, the audit committee and any third-party valuation firm, if applicable.

Determination of fair values involves subjective judgments and estimates. Accordingly, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations on our financial statements. In making its determination of fair value, our board of directors may use independent third-party pricing or valuation services; provided that the board of directors is not required to determine fair value in accordance with the valuation provided by any single source, and the board of directors shall retain the discretion to use any relevant data, including information obtained from our Adviser or any independent third-party valuation or pricing service that our board of directors deems to be reliable in determining fair value under the circumstances.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we will incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that our board will consider include the borrower’s ability to adequately service its debt, the fair market value of the company in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

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Equity interests for which there is no liquid public market will be valued at fair value. The board of directors, in its determination of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or in limited instances book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

Our board of directors may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments or industry practices in determining fair value. Our board of directors may also consider the size and scope of a company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of portfolio companies relative to comparable firms as well as any other factors we deem relevant in assessing the value. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

The fair values of our investments will be determined in good faith by our board of directors. Our board of directors will be solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process. Our board of directors will delegate day-to-day responsibility for implementing our valuation policy to our Adviser’s management team, and will authorize our Adviser’s management team to utilize independent third-party valuation and pricing services that have been approved by our board of directors. The audit committee will be responsible for overseeing the Adviser’s implementation of the valuation process. We intend to value all of our Level 2 and Level 3 debt investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end which will be provided by independent third-party pricing services and screened for validity by such services. For debt investments for which third-party pricing services are unable to obtain quoted prices, we intend to obtain bid and ask prices directly from dealers who make a market in such investments. For our private equity investments and other investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, our valuation committee will utilize information provided by our Adviser and may utilize outside resources including an independent third-party valuation service to value such investments.

For our debt investments, we will periodically benchmark the bid and ask prices we receive from third-party pricing services and/or dealers, as applicable, and valuations received from third-party valuation services against the actual prices at which we purchase and sell our investments. We may also use other methods including the use of an independent valuation firm, to determine fair value for securities for which we cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, or where our board of directors otherwise may determine that the use of other methods is appropriate. We will periodically benchmark the valuations provided by the independent valuation firm against the actual prices at which we purchase and sell our investments. We believe that these prices will be reliable indicators of fair value. Our valuation committee and board of directors will review and approve the valuation determinations made with respect to these investments in a manner consistent with our valuation process.

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Determinations in Connection With Offerings

We are currently offering only our Class A shares on a continuous basis at an initial offering price of $15.33 per share. We intend to offer Class T shares on a continuous basis in the future subject to obtaining a satisfactory exemptive relief order from the SEC. To the extent that our net asset value increases, we will sell at a price necessary to ensure that shares of any class of our common stock are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share of the applicable class. Therefore, persons who subscribe for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that will be subject to SEC review, to allow us to continue this continuous public offering for at least two years from the date of the effectiveness of the registration statement. In connection with each closing of sales of our shares in this offering, our board of directors or a committee thereof is required within 48 hours of the time of such closing, to make the determination that we are not selling shares of any class of our common stock at a price which, after deducting the sales load, is below our then current net asset value per share of the applicable class. The board of directors or a committee thereof will consider the following factors, among others, in making such determination:

The net asset value per share of each class of our common stock disclosed in the most recent periodic report we filed with the SEC;

Our management’s assessment of whether any material change in our net asset value per share of any class of our common stock has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value per share of such class to the period ending two days prior to the date of the closing; and

The magnitude of the difference between the net asset value per share of each class of our common stock disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value per share of such class since the date of the most recently disclosed net asset value per share, and the offering price of the shares of our common stock at the date of closing.

Importantly, this determination does not require that we calculate net asset value per share in connection with each closing and sale of shares of any class of our common stock, but instead it involves the determination by the board of directors or a committee thereof that, at the time at which the closing and sale is made, we are not selling shares of any class of our common stock at a price which, after deducting the sales load, is materially below the then current net asset value per share of such class at the time at which the closing and sale is made.

Moreover, to the extent that there is even a possibility that we may (i) issue shares of any class of our common stock at a price which, after deducting the sales load, is materially below the then current net asset value per share of such class our common stock at the time at which the closing and sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if our net asset value per share fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value per share within two days prior to any such sale to ensure that such sale will not be at a price which, after deducting the sales load, is materially below our then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value per share to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the Company Act. Promptly following any adjustment to the offering price per share of any class of our common stock offered pursuant to this prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website.

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PORTFOLIO COMPANIES

The following table sets forth certain information regarding each of the portfolio companies in which we had a debt or equity investment as of September 30, 2015. The general terms of our loans and other investments are described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Investments.” We offer to make available significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ board of directors. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments. We do not “control” any of our portfolio companies, each as defined in the Company Act. In general, under the Company Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities. All of our investments are issued by eligible portfolio companies, as defined in the Company Act. Because there is no readily available market value for these investments, the fair value of these investments is determined in good faith by the Company’s board of directors as required by the Investment Company Act of 1940. (See Note 7 to the financial statements).

Portfolio Company	Footnotes	Industry	Rate (b)	Floor	Maturity	Principal Amount/ Number of Shares	Amortized Cost(f)	Fair Value(c)
Senior Secured Loans—First Lien—40.93%
CareCentrix		Healthcare & Pharmaceuticals	L+5.00% (6.00%)	1.0%	7/8/2021	$200,000	$195,167	$195,750
Curo Health		Healthcare & Pharmaceuticals	L+5.00% (6.50%)	1.0%	2/7/2022	124,375	123,244	124,790
FHC Health Systems, Inc.		Healthcare & Pharmaceuticals	L+3.75% (4.75%)	1.0%	12/23/2021	124,375	123,306	122,899
Flavors Holdings, Inc. Tranche B		Beverage, Food & Tobacco	L+5.75% (6.75%)	1.0%	4/3/2020	118,750	114,654	113,258
GK Holdings, Inc.		Business Services	L+5.50% (6.50%)	1.0%	1/20/2021	124,063	122,934	123,597
Global Healthcare Exchange		Healthcare & Pharmaceuticals	L+4.50% (5.50%)	1.0%	8/15/2022	150,000	149,347	150,563
Jackson Hewitt		Business Services	L+7.00% (8.00%)	1.0%	7/30/2020	200,000	196,111	197,000
Jeld-Wen, Inc.		Wholesale Trade-Durable Goods	L+4.25% (5.25%)	1.0%	10/15/2021	124,063	122,997	124,063
Mister Car Wash, Inc.		Automotive Repair, Services, and Parking	L+4.00% (5.00%)	1.0%	8/20/2021	123,438	122,372	123,489
Natel Engineering		High Tech Industries	L+5.75% (6.75%)	1.0%	4/10/2020	123,438	122,275	123,745
Omnitracs, LLC		Transportation: Cargo	L+3.75% (4.75%)	1.0%	11/25/2020	123,742	122,963	123,124
Paradigm Outcomes		Healthcare & Pharmaceuticals	L+5.00% (6.00%)	1.0%	6/2/2022	124,688	122,872	123,752
Ranpak Corp.		Paper and Allied Products	L+3.25% (4.75%)	1.0%	10/1/2021	122,725	122,459	122,227
SITEL Worldwide		Business Services	L+5.50% (6.50%)	1.0%	9/18/2021	200,000	198,079	198,251
TIBCO Software		High Tech Industries	L+5.50% (6.50%)	1.0%	12/4/2020	124,375	122,176	123,442
Verdesian Life Sciences LLC		Wholesale Trade-Nondurable Goods	L+5.00% (6.00%)	1.0%	7/1/2020	237,354	235,308	237,354
Total Senior Secured Loans—First Lien						$2,345,386	$2,316,264	$2,327,304

Senior Secured Loans—Second Lien—12.75%
Flavors Holdings, Inc.		Beverage, Food & Tobacco	L+10.00% (11.00%)	1.0%	10/3/2021	125,000	120,710	119,375
GK Holdings, Inc.		Business Services	L+9.50% (10.50%)	1.0%	1/21/2022	125,000	122,743	123,125
Hostess Brands		Beverage, Food & Tobacco	L+7.50% (8.50%)	1.0%	8/3/2023	250,000	248,865	250,781
Oxbow		Metals & Mining	L+7.00 (8.00%)	1.0%	1/17/2020	250,000	233,125	231,251
Total Senior Secured Loans—Second Lien						$750,000	$725,443	$724,532

Subordinated Convertible Debt—10.56%
Javlin Capital LLC Subordinated Convertible No	(e)	Specialty Finance	6.00%		3/31/2020	600,099	600,099	600,099
Total Subordinated Convertible Debt						$600,099	$600,099	$600,099

Equity/Other—21.99%
ACON IWP Investors I, L.L.C.	(a)	Healthcare & Pharmaceuticals				500,000	500,000	500,000
Javlin Capital LLC Class C-2 Preferred Units	(a) (d) (e)	Specialty Finance				214,286	750,000	750,000
Total Equity/Other						$714,286	$1,250,000	$1,250,000

TOTAL INVESTMENTS—86.23%							$4,891,806	$4,901,935
OTHER ASSETS IN EXCESS OF LIABILITIES—13.77%								$782,624
NET ASSETS - 100.0%								$5,684,559

(a)	Affiliated investment as defined by the 1940 Act, whereby the Company owns between 5% and 25% of the portfolio company’s outstanding voting securities and the investments are not classified as controlled investments. The aggregate fair value of non-controlled, affiliated investments at September 30, 2015 represented 32.55% of the Company’s net assets. Fair value as of September 30, 2015 along with transactions during the period ended September 30, 2015 in affiliated investments were as follows):

		Period ended September 30, 2015
Non-controlled, Affiliated Investments	Fair Value at June 30, 2015	Gross Additions (Cost)*	Gross Reductions (Cost)**	Fair Value at September 30, 2015	Net Realized Gain (Loss)
ACON IWP Investors I, L.L.C.	$500,000	$-	$-	$500,000	$-
Javlin Capital, LLC, Convertible Note	750,000	-	-	750,000
Javlin Capital, LLC, C-2 Preferred Units	-	600,099	-	600,099	-
Total	$1,250,000	$600,099	$-	$1,850,099	$-

* Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
** Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.
(b)	Certain variable rate securities in the Compan’'s portfolio bear interest at a rate determined by a publicly disclosed base rate spread. As of September 30, 2015, the three-month London Interbank Offered Rate, or LIBOR, was 0.3255%.
(c)	Fair value and market value are determined by the Company’s board of directors (see Note 7.)
(d)	Security held within TPJ Holdings, Inc., a wholly-owned subsidiary of the Company. See Note 2 for a dicussion on the basis of consolidation.
(e)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than a qualifying asset, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the business development company’s total assets. As of September 30, 2015, 78.1% of the Company’s total assets represented qualifying assets.
(f)	See Note 5 for a discussion of the tax cost of the portfolio.

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Below is a more detailed description of the portfolio companies in which our investments constitute greater than 5% of our total assets as of September 30, 2015:

ACON IWP Investors, LLC is the parent company of Injured Workers Pharmacy, LLC (“IWP”). IWP is an online pharmacy that specializes in providing prescriptions to patients involved in workers compensation claims. IWP’s revenues and profits can be impacted by reimbursement rates from private insurance companies and increases in the prices charged by drug providers. Changes in government regulations affecting the reimbursement rates for Medicare and other state-sponsored insurance plans could have a material impact on IWP’s business. As of September 30, 2105, we owned common membership interests of ACON IWP Investors, LLC representing approximately 0.5% of IWP’s outstanding equity securities on a fully-diluted basis.

Javlin Capital LLC is a company located in Omaha, Nebraska, whose principal activities are providing capital in the form of debt and profit participation investments and directly purchasing certain receivable assets. The Company operates primarily through two wholly-owned subsidiaries: Javlin Consumer Finance LLC and Javlin Commercial Finance LLC. Javlin Consumer Finance LLC (“Javlin Consumer”) is a company whose principal activity is providing capital to purchasers of portfolios of performing and non-performing assets. Javlin Commercial Finance LLC (“Javlin Commercial”) is a company whose principal activity is purchasing portfolios of receivables from medical service providers and engaging collection specialists to manage the recovery of these payments from third party providers. Javlin’s revenues and profits can be tied to the collectability of the receivables it acquires. In addition, fluctuations in interest rates could have a material impact on Javlin. An employee of the Company’s sponsor sits on the board of directors of Javlin. As of September 30, 2105, we owned Series C-2 membership interests of Javlin representing approximately 1.0% of Javlin’s outstanding equity securities on a fully-diluted basis.

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MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The responsibilities of the board of directors include, among other things, the oversight of our investment activities and financing arrangements, quarterly valuations of our assets and corporate governance activities. The board of directors has established an audit committee and may establish additional committees from time to time as necessary. Each director will serve until the next annual meeting of stockholders and until his or her successor is duly elected. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed with or without cause by the stockholders upon the affirmative vote of at least a majority of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting shall indicate that the purpose, or one of the purposes, of the meeting is to determine if a director should be removed.

A vacancy created by an increase in the number of directors or the death, resignation, removal, or other incapacity of a director may be filled only by a vote of a majority of the remaining directors. As provided in our charter, nominations of individuals to fill the vacancy of a board seat previously filled by an independent director will be made by the remaining independent directors.

Board of Directors and Executive Officers

Our board of directors consists of five members, a majority of whom are not “interested persons” of us, our Adviser, or Triton Pacific, as defined in Section 2(a)(19) of the Company Act. We refer to these individuals as our independent directors. Members of our board of directors will be elected annually at our annual meeting of stockholders. We are prohibited from making loans or extending credit, directly or indirectly, to our directors or executive officers under Section 402 of the Sarbanes-Oxley Act. The Chairman of the board of directors is Craig J. Faggen, who is an interested director. Our board of directors believes that Mr. Faggen, as our Chief Executive Officer, is the director with the most knowledge of our business strategy and is best situated to serve as Chairman of the board of directors. The audit committee is made up of a majority of independent directors who will be responsible for assuring the proper valuation of our assets and the net asset value of our shares. Our leadership structure is designed to provide that we are led by a team with the necessary management experience to guide us, while assuring an independent check on management decisions and our financial well-being. Our charter, as well as regulations governing BDCs generally, requires that a majority of the board of directors be independent directors. Our board of directors does not currently have a lead independent director. Our board of directors, after considering various factors, has concluded that this structure is appropriate given our current size and complexity.

Directors

Information regarding our board of directors is set forth below. We have divided the directors into two groups—interested directors and independent directors. The address for each director is c/o Triton Pacific Investment Corporation, Inc., 10877 Wilshire Blvd, 12th Floor, Los Angeles, CA 90024.

Name (Age)	Position Held	Director Since	Expiration of Current Term	Principal Occupation Past 5 Years

Interested Directors
Craig J. Faggen (45)	Chairman and CEO	2012	2015	Private Equity Professional
Ivan Faggen (76)	Director	2012	2015	Private Equity Professional

Independent Directors
Ronald W. Ruther (78)	Director, Audit Committee	2012	2015	Business Adviser
Marshall Goldberg (73)	Director, Audit Committee	2012	2015	Directorships
William Pruitt (73)	Director, Audit Committee	2012	2015	Directorships

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Interested Directors:

Craig J. Faggen: Mr. Faggen is our Chairman of the Board and Chief Executive Officer. Mr. Faggen has over 15 years of experience developing and implementing strategic initiatives and structuring numerous complex capital markets transactions. For the past five years, Mr. Faggen has served as the co-founder and Chief Executive Officer of Triton Pacific, which includes TPCP, and has been actively involved in building its private equity division. As CEO of Triton Pacific, Mr. Faggen has overall firm oversight responsibilities. Prior to co-founding Triton Pacific, he was a founder and a partner in the boutique investment banking firm Triton Pacific Capital, LLC. There he was instrumental in the due diligence, structuring, and closing of several billion dollars of transactions. Prior to co-founding Triton Pacific, Mr. Faggen worked in Arthur Andersen’s Capital Markets Group, where he acted as a financial advisor to a number of public and private companies on various transactions including IPOs, securitized debt transactions, equity private placements, dispositions and M&A related opportunities. Mr. Faggen received a B.A. in Economics from UCLA and a Master’s Degree from MIT. Craig Faggen sits on the board of a number of private companies, most of which are portfolio companies of investment funds managed or sponsored by Triton Pacific Capital Partners, LLC or its affiliates. Mr. Faggen does not sit on the board of any other public companies. Mr. Faggen is the son of one of our directors, Ivan Faggen.

Ivan Faggen: Mr. Faggen has over 45 years of experience providing strategic advice and executing capital market transactions. He co-founded, with his son Craig Faggen, and is actively involved in the business of Triton Pacific and TPCP. For the past five years, he has served as a partner of Triton Pacific and TPCP and has been actively involved in their management and operations. Mr. Faggen spent over 33 years at Arthur Andersen working with small and mid-size companies on a variety of strategic, operational, and financial issues. Prior to his departure, he was one of seven Worldwide Directors of Arthur Andersen’s Industry Group. In that position, he not only built an advisory practice with $300 million of annual revenues, but was also instrumental in facilitating hundreds of domestic and international transactions. He received a B.S. in Business Administration from Wayne State University and is a retired CPA. In addition, he served as Chairman of the Counselors of Real Estate, Chairman of the Counselors of Real Estate Foundation and was a member of the advisory board of the Carlyle Group. Ivan Faggen sits on the board of a number of private companies, most of which are portfolio companies of investment funds managed or sponsored by Triton Pacific Capital Partners, LLC or its affiliates. Mr. Faggen does not sit on the board of any other public companies.

Independent Directors:

Ronald W. Ruther: For the past five years, Mr. Ruther has served as an independent business advisor to small businesses, their owners and a coach to their CEOs. During the past 20 years, he has served on many boards of directors for privately owned companies with annual sales ranging from $10 million to over $150 million. As a Director, Mr. Ruther has served as Chairman of Governance, Audit and Compensation Committees. Prior to this, Mr. Ruther was with Arthur Andersen & Co. for 32 years and took early retirement in 1992. As a tax partner for over 20 years and Head of the Tax Practice in Orange County, California, Mr. Ruther specialized in business consulting, mergers and acquisitions, executive compensation, employee benefits and family wealth planning. His clients ranged from start-ups to large public corporations. Mr. Ruther received a B.S. in Business from Northwestern University and a J.D. from Northwestern Law School. He is a retired CPA and member of the Illinois Bar.

Marshall Goldberg: For the past five years, Mr. Goldberg has served as the chair of a charitable initiative, an endowment committee and on the boards of several community and charitable organizations. Prior to that, Mr. Goldberg, served in various capacities in a thirty year career with Prudential Financial Services, Inc. As Corporate Vice President for Agent Training and Manpower Development, he was responsible for agency training for the company’s 35,000 person field force. Mr. Goldberg participated as a lead principal in the development and introduction of its Universal Life insurance product which soon became the dominant variable life contract in the insurance industry. As a Regional Marketing Vice President, he headed several sales organizations staffed by thousands of agents and field staff. As Senior Vice President of the Prudential Home Mortgage Company, he led a national sales and production organization and served on the risk management and enterprise management committees. Mr. Goldberg received a B.S.B.A. in Economics from the University of Florida and acquired several financial services designations.

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William Pruitt: For the past five years, Mr. Pruitt has served as the general manager of Pruitt Enterprises, LP and president of Pruitt Ventures, Inc. Previously, Mr. Pruitt served as the managing partner for the Florida, Caribbean and Venezuela operations of the independent auditing firm of Arthur Andersen, LLP. Mr. Pruitt has been an independent board member of multiple boards, including Swisher Hygiene, Inc., NV5, Inc., MAKO Surgical Corp., and PBSJ Corporation. Mr. Pruitt received a B.A. in Business Administration from the University of Miami and is a CPA (inactive).

Executive Officers (who are not directors):

Michael Carroll, Chief Financial Officer and Secretary: Mr. Carroll has served as our Chief Financial Officer and secretary since inception, and has extensive experience in the area of financial accounting and has spent several years at Triton Pacific managing fund finances and investor relations. Prior to joining Triton Pacific, Mr. Carroll managed the business functions and accounts of various political organizations and worked on Capitol Hill. Prior experiences include serving as Deputy Treasurer of Virginians for Jerry Kilgore, a Richmond-based candidate committee, where Mr. Carroll managed the committees’ campaign contributions, totaling over $22 million. Mr. Carroll received a B.S. from Virginia Commonwealth University.

Committees of the Board of Directors

Audit Committee

Our audit committee is composed wholly of our independent directors. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in determining a fair market value of our debt and equity securities that are not publicly-traded or for which current market values are not readily available. The board of directors and audit committee may utilize the services of an independent valuation firm to help them determine the fair value of these securities. Messrs. Pruitt, Goldberg and Ruther are the members of our audit committee, and Mr. Ruther is the chairman. Our board of directors has determined that Mr. Ronald Ruther is an “audit committee financial expert” as defined under relevant SEC rules.

Compensation of Directors

Our independent directors receive an annual cash retainer for serving on our board of directors and for serving on any committee of our board of directors, plus fees for every board meeting and committee meeting they attend. The amount of the fees we pay our independent directors is determined based on our net assets as of the end of each fiscal quarter and is paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer Fee	Board Meeting Fee	Annual Audit Committee Chairperson Fee	Annual Audit Committee Member Fee	Audit Committee Meeting Fee
$0 to $25 million	--	--	--	--	--
$25 million to $75 million	$20,000	$1,000	$10,000	$2,500	$500
over $75 million	$30,000	$1,000	$12,500	$2,500	$500

We also reimburse our directors for any reasonable out of pocket expenses they have incurred in connection with their service as directors. We will not, however, pay any compensation to directors who also serve as executive officers for us or our Adviser. In addition, we have purchased directors’ and officers’ liability insurance on behalf of our directors and officers. Our independent directors had also previously agreed to defer payment of their fees during our start-up phase. These deferred fees totaled $207,250 and our independent directors have agreed to accept cash payments totaling $65,000 as full and complete satisfaction of all deferred director fees owed to them.

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Compensation of Executive Officers

None of our executive officers will receive direct compensation from us. We do not currently have any employees and do not expect to have any employees in the foreseeable future. The services necessary for the operation of our business will be provided to us by the officers and the employees of our Adviser and Administrator pursuant to the terms of the investment adviser agreement and the administration agreement, respectively. See “Investment Adviser Agreement.”

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PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our Adviser and its investment committee. All new investments will require approval by a consensus of our Adviser’s investment committee, which will be led by Craig Faggen. For more information regarding the business experience of Mr. Faggen, see “Management—Board of Directors and Executive Officers.” For more information regarding the background of the other members of our Adviser’s investment committee, see “—Our Adviser” below. We will not directly compensate the members of our Adviser’s investment committee, but such members may be employees or partners of our Adviser and may receive compensation or profit distributions from our Adviser which will be derived at least in part from the fees we pay our Adviser.

The table below shows the dollar range of shares of our common stock beneficially owned as of the date of this prospectus by each employee of our Adviser or any of its affiliates.

Name of Portfolio Manager	Dollar Range of Equity Securities(1)

Craig J. Faggen	Over $100,000

(1) Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.

Our Adviser

Our Adviser is a Delaware limited liability company formed on April 26, 2011 and is a registered investment adviser under the Advisers Act. Our Adviser is a wholly-owned subsidiary of Triton Pacific, which is controlled by Craig J. Faggen, our Chairman and Chief Executive Officer. The principal offices of our Adviser are located at 10877 Wilshire Boulevard, 12th Floor, Los Angeles, California 90024.

The background and experience of the principals of our Adviser and certain of its senior investment personnel retained by the Adviser and its affiliates are described in the “Management—Board of Directors and Executive Officers” section of this prospectus. The biographical information for each of Messrs. Davis, Scott, Gjos, and Buehler is provided below.

The persons responsible for making investment decisions on behalf of Triton Pacific will also be responsible for making investment decisions on behalf of our Adviser.

Below is a brief description of the background and experience of the principals of our Adviser and the senior investment professionals employed or retained by our Investment Adviser and its affiliates.

Joseph Davis: Mr. Davis has over 20 years of experience in healthcare investing and operations. Mr. Davis runs Triton Pacific’s healthcare investment division, leveraging his experience as president of three different healthcare service companies including outpatient rehabilitation, home infusion therapy and one of the nation’s largest private pay home care companies that grew to $400 million in revenues and multi-state operations. Combining his operating and private equity investing experience, he works closely with management teams to develop and execute strategies to achieve success. Mr. Davis is a member of the firm’s investment committee and sits on several company boards. Mr. Davis attended the University of California at Irvine and was a finalist in the Ernst & Young Entrepreneur of the Year Award Program.

Thomas M. Scott: Mr. Scott has more than 15 years of experience in origination and execution of middle market private equity transactions across a broad range of industries including business services, specialty finance, consumer-oriented, software and manufacturing. Mr. Scott has a combination of skills in the areas of mergers & acquisitions, structured financings, and business strategy. Prior to joining Triton Pacific, he was a Principal at TAG Venture Partners, a Boston-based investment firm and buy-side advisor where he was involved in more than 20 transactions. As a management consultant at Harbor Research, a strategy consulting boutique, Mr. Scott focused on assisting industrial and technology companies. Mr. Scott is a member of the firm’s investment committee and sits on several company boards where he is active in guiding overall strategic direction. Mr. Scott received a B.A. from Dartmouth College.

Sean D. Gjos: Mr. Gjos has over 15 years of experience in finance, private equity investing, and operations. Mr. Gjos

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primarily focuses on healthcare investing where he supports deal team efforts in underwriting and managing the firm’s healthcare portfolio. Prior to joining Triton Pacific, he worked as an advisor to companies in the healthcare services and medical device sectors. He has also worked for the private equity firm Hicks Muse Tate & Furst and their portfolio company Chancellor Media. Mr. Gjos received a B.A. from Brown University and an M.B.A. from UCLA’s Anderson Graduate School of Management, where he was awarded a Deutschman Venture Fellowship.

Brian D. Buehler: Mr. Buehler has over 20 years of product development, distribution and investment experience within financial services, commercial real estate, and alternative investments. Mr. Buehler runs the firm’s capital markets strategy, bringing his expertise in building distribution platforms that have raised capital to support more than $2 billion of alternative investment strategies. Mr. Buehler is a member of the firm’s investment committee and serves as President of Triton Pacific Securities. Mr. Buehler is a graduate of Chapman University with a B.A. in Business Communications.

Our Sub-Adviser

ZAIS’s team of dedicated investment professionals provide assistance to our Adviser pursuant to the investment sub-advisory agreement. Below is biographical information relating to certain key personnel involved in rendering such services:

Vincent Ingato: Mr. Ingato currently serves as Portfolio Manager and Managing Director of ZAIS and is responsible for establishing ZAIS’ leveraged finance business. Prior to joining ZAIS in June of 2013, Mr. Ingato was a Managing Director and Portfolio Manager at CVC Credit Partners, CVC Capital’s credit business (formerly known as Apidos Capital). He joined CVC in May 2008 in connection with the sale of ACA to CVC. Mr. Ingato established ACA’s leveraged finance business in 2004 and was responsible for the firm’s Corporate and Leveraged Loan CDOs. Prior to joining ACA Capital, Mr. Ingato was Senior Vice President and Head of the Leveraged Finance Group at Fuji Bank, which he started in 1992. After the bank merged to form Mizuho Financial Group, he served as Deputy General Manager. Prior to joining Fuji Bank, Mr. Ingato was Vice President and Area Manager of the Corporate Banking Group at Wells Fargo Bank where he was responsible for originating LBOs with the bank’s private equity firms. Mr. Ingato holds his B.S., magna cum laude, in Marketing from Fairfield University, and an M.B.A. from the College of William and Mary.

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INVESTMENT ADVISER AGREEMENT

Management Services and Responsibilities

Our Adviser is a Delaware limited liability company registered as an investment company under the Advisers Act. The principal executive offices of our Adviser are located at 10877 Wilshire Boulevard, 12th Floor, Los Angeles, CA 90024. As an investment adviser registered under the Advisers Act, the Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser has a fiduciary responsibility for the safekeeping and use of all our funds and assets, whether or not in its immediate possession or control. As such, the Adviser may not employ, or permit another to employ, our funds or assets in any manner except for our exclusive benefit. The Adviser is prohibited from contracting away the fiduciary obligation owed to us and our stockholders under common law.

Subject to the overall supervision of our board of directors, our Adviser will provide investment advisory and management services to us and may also provide on our behalf managerial assistance to those of our portfolio companies to which we are required to do so. Under the terms of our proposed investment adviser agreement, our Adviser will, among other things:

determines the composition and allocation of our portfolio, the nature and timing of the changes therein and the manner of implementing such changes;

identifies, evaluates and negotiates the structure of the investments we make;

executes, monitors and services the investments we make;

determines the securities and other assets that we will purchase, retain or sell;

performs due diligence on prospective portfolio companies; and

provides us with such other investment advisory, research and related services as we may, from time to time, reasonably request or require for the investment of our funds.

The Adviser will also seek to ensure that we maintain adequate reserves for normal replacements and contingencies (but not for payment of fees payable to it) by causing us to retain a reasonable percentage of offering proceeds, revenues or other sources of reserves. Our Adviser’s services under the investment adviser agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. Similarly, our Sub-Adviser’s services under the sub-advisory agreement are not exclusive and our Sub-Adviser is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Services Fee

Pursuant to the investment adviser agreement, we will pay our Adviser a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee payable to our Adviser and any incentive fees it earns will ultimately be borne by our stockholders.

Base Management Fee

The base management fee will be calculated at a quarterly rate of 0.5% (2.0% annualized) of our average gross assets (including amounts borrowed for investment purposes) and payable quarterly in arrears. The base management fee for any calendar quarter will be calculated based on the average value of our gross assets at the end of that and the immediately preceding quarters, appropriately adjusted on a pro rata basis during any partial quarter for any share issuances or repurchases during the relevant quarter. The base management fee may or may not be taken in whole or in part at the discretion of our Adviser. All or any part of the base management fee not taken as to any quarter shall be accrued without interest and may be taken in such other quarter as our Adviser shall determine.

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Incentive Fee

Though, pursuant to the Advisers Act, the Adviser could receive an incentive fee on both current income earned and income from capital gains, the Adviser has agreed forego charging us an incentive fees from current income. As such, the Adviser will be paid an incentive fee only upon the realization of a capital gain from the sale of an investment. The incentive fee will be calculated and payable quarterly in arrears or as of the date of our liquidation or the termination of the investment adviser agreement, and will equal 20% of our realized capital gains on a cumulative basis from inception through the end of each quarter, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

For purposes of the foregoing: (1) the calculation of the incentive fee shall include any capital gains that result from cash distributions that are treated as a return of capital, (2) any such return of capital will be treated as a decrease in our cost basis for the relevant investment and (3) all fiscal year-end valuations will be determined by us in accordance with GAAP, applicable provisions of the Company Act and our pricing procedures. In determining the incentive fee payable to our Adviser, we will calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each of the investments in our portfolio. For this purpose, aggregate realized capital gains, if any, will equal the sum of the positive differences between the net sales prices of our investments, when sold, and the cost of such investments since inception. Aggregate realized capital losses will equal the sum of the amounts by which the net sales prices of our investments, when sold, is less than the original cost of such investments since inception. Aggregate unrealized capital depreciation will equal the sum of the difference, if negative, between the valuation of each investment as of the applicable date and the original cost of such investment. At the end of the applicable period, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee will equal the aggregate realized capital gains less aggregate realized capital losses and less aggregate unrealized capital depreciation with respect to our portfolio investments. If this number is positive at the end of such period, then the incentive fee for such period will be equal to 20% of such amount, less the aggregate amount of any incentive fees paid in all prior periods.

While the investment advisory agreement neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, we include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to our Adviser as if our entire portfolio was liquidated at its fair value as of the balance sheet date even though our Adviser is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Our Sub-Adviser is paid management fees and incentive fees based on the average gross assets and performance of the portfolio managed by the Sub-Adviser. All fees paid to the Sub-Advisers are paid out of the fees payable to the Adviser and do not increase the amount of advisory fees we pay. See “Investment Adviser Agreement – Overview of ZAIS,” below, for a complete description of the fees our Adviser has agreed to pay ZAIS.

Examples of Quarterly Incentive Fee Calculation

Scenario 1

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The incentive fee, if any, would be:

Year 1: None

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Year 2: Incentive fee on capital gains of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

Year 3: None — $5 million (20.0% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

Year 4: Incentive fee on capital gains of $200,000 — $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6 million (incentive fee on capital gains paid in Year 2)

Scenario 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $35 million

Year 5: Investment B sold for $20 million

The incentive fee, if any, would be:

Year 1: None

Year 2: $5 million incentive fee on capital gains— 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

Year 3: $1.4 million incentive fee on capital gains— $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million incentive fee on capital gains received in Year 2

Year 4: None

Year 5: None — $5 million (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative incentive fee on capital gains paid in Year 2 and Year 3.

Scenario 3

Assumptions

Year 1: Net offering proceeds total $75 million. $20 million investment made in Company A

(“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”).

Year 2: Investment A sold for $25 million and all proceeds, net of any capital gains incentive fees payable, are returned to shareholders. FMV of Investment B determined to be $30 million and FMV of Investment C determined to be $27 million.

Year 3: FMV of Investment B determined to be $31 million. FMV of Investment C Determined to be $20 million.

Year 4: FMV of Investment B determined to be $35 million. FMV of Investment C determined to be $25 million.

Year 5: Investments B and C sold in an orderly liquidation for total proceeds of $80 million. All proceeds, net of any capital gains incentive fees payable, are returned to shareholders.

The incentive fee, if any, would be:

Year 1: None

Year 2: $1 million incentive fee on capital gains– 20.0% multiplied by a realized gain $5 million (no unrealized depreciation or realized losses occurred).

Year 3: None

Year 4: None

Year 5: $5 million incentive fee on capital gains – $6 million cumulative realized capital gains of Investments A, B and C (20.0% multiplied by $30 million) less $1 million cumulative incentive fee on capital gains paid in Year 2.

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‡The returns shown above are for illustrative purposes only. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in the examples above.

Payment of Our Expenses

Our primary operating expenses will be the payment of the base management and incentive fees and other expenses under our Investment Adviser Agreement and our Administration Agreement. Our investment advisory fee will compensate our Adviser for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. We have entered into an Administration Agreement with our Administrator for the performance of certain administrative functions. See “Administrative Services.”

We will bear all other expenses of our operations and transactions. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Investments – Expenses.”

Duration and Termination

Our Adviser’s services under the investment adviser agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. Unless earlier terminated as described below, the investment adviser agreement will remain in effect from year to year if approved annually by (i) the vote of our board of directors, or by approval by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter, and (ii) the vote of a majority of our independent directors. An affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter is also necessary in order to make material amendments to the investment adviser agreement. The investment adviser agreement will automatically terminate in the event of its assignment. As required by the Company Act, the investment adviser agreement will provide that we may terminate the agreement without penalty upon 60 days’ written notice to the Adviser. Our Adviser may voluntarily terminate the investment adviser agreement upon 120 days’ notice prior to termination and must pay all expenses associated with its termination.

Indemnification of the Adviser

Our charter and the investment adviser agreement provides that our Adviser and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) to the fullest extent permitted by law for any liability or loss suffered by the Adviser in connection with its services to us. However, in accordance with the Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Further, we will not provide indemnification to a person for any loss or liability that would violate any other federal or state securities laws. To this end and in order to comply with NASAA Omnibus Guidelines, until such time as we may list our shares on a national securities exchange the following limitations on indemnification shall apply:

I.	We shall not provide for indemnification of an any party entitled to indemnification unless all of the following conditions are met:

(a)	We have determined, in good faith, that the course of conduct that caused the loss or liability was in our best interests;

(b)	We have determined, in good faith, that the party seeking indemnification was acting on behalf of or performing services for us;

(c)	We have determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the party is the Adviser, an affiliate of the Adviser or our officer, or (B) gross negligence or willful misconduct in the case that the party is a director (and not also our officer, the Adviser, or an affiliate of the Adviser); or

(d)	Such indemnification or agreement to hold harmless is recoverable only out of assets and not from the stockholders.

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II.	We shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by any person seeking indemnification unless one or more of the following conditions are met:

(a)	there has been a successful adjudication on the merits of each count involving the alleged material securities law violations;

(b)	such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or

(c)	a court of competent jurisdiction approves a settlement of the claims, and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

We shall pay or reimburse reasonable legal expenses and other costs incurred by a director, an officer, the Adviser or any Affiliate of the Adviser in advance of final disposition of a proceeding if all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on our behalf, (b) the person(s) seeking indemnification provide us with written affirmation of their good faith belief that the standard of conduct necessary for indemnification by us as authorized by the bylaws has been met, (c) the legal proceeding was initiated by a third party who is not a stockholder or, if by our stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (d) such person(s) provides us with a written agreement to repay the amount paid or reimbursed by us, together with the applicable legal rate of interest, in cases in which such person(s) is found not to be entitled to indemnification. We will not incur the cost of any portion of liability insurance which insures our Adviser for any liability to which the Adviser is prohibited from being indemnified.

Overview of ZAIS

ZAIS will act as our sub-adviser pursuant to an investment sub-advisory agreement. ZAIS Group, LLC is an SEC registered investment adviser and a Delaware limited liability company, located at Two Bridge Avenue, Suite 322, Red Bank, New Jersey 07701. ZAIS invests in a wide range of assets across the credit spectrum including performing bank loans and high yield bonds, structured credit securities, and credit derivatives. ZAIS manages approximately $5.2 billion in assets across multiple funds, managed accounts and structured vehicles. ZAIS was established in 1997 and the members of ZAIS’ senior leveraged loan credit team have been actively investing in the leveraged loan market for an average of 20 years.

Subject to the overall supervision of our board of directors and our Adviser, ZAIS, as our sub-adviser, will provide investment advisory and management services to us with respect to our syndicated debt portfolio only (consisting primarily of floating rate debt securities, CDOs, CLOs securities, and other credit-oriented securities). ZAIS is not expected to provide any managerial assistance on behalf of our portfolio companies. Under the terms of the ZAIS Sub-Adviser Agreement, ZAIS will, among other things:

make recommendations to our Adviser as to the general composition and allocation of our syndicated debt portfolio, the nature and timing of any changes therein and the manner of implementing such changes, including specific recommendations as to the type of securities and other assets to be purchased, retained or sold by the syndicated debt portfolio;

assist our Adviser in identifying, evaluating and negotiating the structure of the syndicated debt portfolio investments made or to be made by us;

separately or in conjunction with the Adviser, conduct due diligence on prospective portfolio companies within the syndicated debt portfolio;

assist the Adviser in executing closing and monitoring our syndicated debt portfolio investments;

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provide to the Adviser monthly valuation data on the syndicated debt portfolio using external third party valuation sources;

upon request from the Adviser, participate in the review of our draft public financial statements and registration statements to ensure that the information presented regarding the Sub-Adviser and the syndicated debt portfolio investments is accurate and not misleading in any material respect;

upon request from the Adviser and at such times as are mutually acceptable to the Adviser and the Sub-Adviser, participate in presentations to: (a) broker-dealer road shows; (b) educational forums; (c) due diligence review programs conducted by third-party evaluators and due diligence officers of broker-dealers; and (d) other marketing events and forums to facilitate our fund raising efforts;

upon request from the Adviser and as required by our board of directors, attend meetings of, and participate in presentations to, the board of directors, in each case with respect to the syndicated debt portfolio;

provide the Adviser with such other research and related services relevant to the syndicated debt portfolio as the Adviser may, from time to time, reasonably require for the Adviser to manage our investments; and

use commercially reasonable efforts to arrange for debt financing with respect to the syndicated debt portfolio on our behalf as may be determined necessary by the Sub-Adviser, subject to oversight and approval of the board of directors.

Our Sub-Adviser’s services under the investment adviser agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Under the sub-advisory agreement, our Adviser will pay a portion of the base management and incentive fees it receives from us to the Sub-Adviser based on the average gross assets (including amounts borrowed) managed by our Sub-Adviser and included in our portfolio. Specifically, our Adviser will pay the Sub-Adviser 0.125% (12.5 basis points) of the average gross assets of our syndicated debt portfolio managed by our Sub-Adviser, which will include any borrowings for investment purposes, and will be appropriately adjusted on a pro rata basis during any partial quarter and for any share issuances or repurchases during the relevant quarter. With respect to any incentive fee, our Adviser will pay our Sub-Adviser one half of the incentive fee paid to the Adviser multiplied by quotient equal to the incentive fee generated on our syndicated debt portfolio divided by the aggregate incentive fee payable to our Adviser each quarter (pro-rated if less than one quarter). However, in no event shall the incentive fee paid to the Sub-Adviser be greater than 100% of the incentive fee we pay to our Adviser. All fees paid to the Sub-Adviser shall be paid out of the fees we pay to our Adviser and will not increase the total amount of base management fees or incentive fees we are required to pay.

Under the terms of the sub-advisory agreement, the Adviser and us shall indemnify the Sub-Adviser, its affiliates and its controlling persons, for any liability and expenses arising from, or in connection with, the Sub-Adviser’s performance of its obligations under the sub-advisory agreement or our Adviser’s breach of the terms, representations and warranties contained in the sub-advisory agreement. However, in accordance with the Company Act, we will not indemnify the Sub-Adviser for any liability to which it would be subject by reason of its willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. Further, we will not provide indemnification to a person for any loss or liability that would violate any other federal or state securities laws. We shall pay or reimburse reasonable legal expenses and other costs incurred by our Sub-Adviser or any Affiliate of the Sub-Adviser in advance of final disposition of a proceeding if all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on our behalf, (b) the person(s) seeking indemnification provide the Corporation with written affirmation of their good faith belief that the standard of conduct necessary for indemnification by us has been met, (c) advancement of legal expenses and other costs associated therewith is not prohibited by applicable law, and (d) such person(s) provides us with a written agreement to repay the amount paid or reimbursed by us, together with the applicable rate of interest, in cases in which such person(s) is found not to be entitled to indemnification.

The sub-advisory agreement became effective when it was approved by our stockholders and may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice by our Adviser or our Sub-Adviser. It shall also terminate upon the (i) its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Act), (ii) termination of the

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advisory agreement with our Adviser, or (iii) if our Adviser determines that the sub-advisory agreement would violate the terms of the investment adviser agreement.

Board Approval of the Investment Adviser Agreement and Investment Sub-Advisory Agreements

Our investment adviser agreement was approved by our board of directors and became effective upon our meeting the minimum offering requirement. After an initial two-year term, the investment adviser agreement shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of our board of directors, or by the vote of a majority of our outstanding voting securities and (b) the vote of a majority of our directors who are not “interested persons” under the Act. The sub-advisory agreement has been approved by our board of directors and our stockholders. The sub-advisory agreement will also remain in effect for two years, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the Adviser and the Sub-Adviser.

Rebates, Kickbacks and Reciprocal Arrangements

Under the terms of the investment adviser agreement, our Adviser may not (A) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws, (B) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions, or (C) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. In addition, our Adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our stock or give investment advice to a potential stockholder; provided, however, that our Adviser may pay a registered broker-dealer or other properly licensed agent from sales commissions for selling or distributing our common stock.

Commingled Funds

Under the terms of the investment adviser agreement, our Adviser may not permit or cause to be permitted the commingling of our funds with the funds of any other entity. Nothing, however, shall prohibit our Adviser from establishing a master fiduciary account pursuant to which separate sub-trust accounts may be established for the benefit of affiliated programs, provided that our funds are protected from the claims of other programs and creditors of such programs.

Prohibited Activities

Our charter prohibits the following activities between us and our Adviser and its affiliates:

•	We may not purchase or lease assets in which our Adviser or its affiliates have an interest unless we disclose the terms of the transaction to our stockholders, the assets are sold or leased upon terms that are reasonable to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert;

•	We may not acquire assets in exchange for shares of our common stock;

•	Our Adviser and its affiliates may not acquire assets from us unless approved by our stockholders in accordance with our charter;

•	We may not lease assets to our Adviser or its affiliates unless we disclose the terms of the transaction to our stockholders and such terms are fair and reasonable to us;

•	We may not make any loans to our Adviser or its affiliates except for the advancement of funds as permitted by our charter;

•	We may not pay a commission or fee, either directly or indirectly to our Adviser or its affiliates, except as otherwise permitted by our charter, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;

•	Our Adviser and its affiliates may not charge duplicate fees to us; and

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•	Our Adviser and its affiliates may not provide financing to us with a term in excess of 12 months. In connection with any such financing, our Adviser may not receive interest in excess of the lesser of its cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. our Adviser also may not receive a prepayment charge or penalty in connection with any such financing.

In addition, the investment advisory agreement prohibits our Adviser and its affiliates from receiving or accepting any rebate, give-up or similar arrangement that is prohibited under federal or state securities laws. our Adviser and its affiliates are also prohibited from participating in any reciprocal business arrangement that would circumvent provisions of federal or state securities laws governing conflicts of interest or investment restrictions. our Adviser and its affiliates will not have the exclusive right to sell or exclusive employment to sell our assets. our Adviser and its affiliates are prohibited from entering into any agreement, arrangement or understanding that would circumvent restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. our Adviser may not commingle our funds with the funds of any other entity or individual.

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ADMINISTRATIVE SERVICES

We entered into an administration agreement with our Administrator. Pursuant to the administration agreement, the Administrator furnishes us with office facilities, equipment, clerical, bookkeeping and record keeping services. Our Administrator will perform, assist us in performing or oversee the performance of our required administrative services, which include, among other things, maintaining required financial records; preparing, printing and disseminating reports to our stockholders; assist us in publishing our net asset value per share; oversee the preparation and filing of our tax returns; and, generally, oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. At the time of this offering, our Administrator has contracted with Bank of New York Mellon and affiliated entities to provide additional administrative services, while we have directly engaged Bank of New York Mellon and affiliated entities to act as our custodian. We have also contracted with Gemini Fund Services to act as our transfer agent, plan administrator, distribution paying agent and registrar.

We will compensate our Administrator by payment of service fees approved by our independent directors which will reimburse the Administrator for our allocable portion of its overhead and other expenses incurred in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief executive officer, chief compliance officer and chief financial officer and their respective staffs. The administration agreement will be able to be terminated by either party without penalty upon 60 days’ written notice to the other party.

The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, we will indemnify, to the fullest extent permitted by law, our Administrator and its officers, manager, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it against any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from our Administrator’s rendering of services to us under the administration agreement or otherwise.

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ADDITIONAL RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Craig J. Faggen, our chairman of the board and chief executive officer has ownership and financial interests in our Adviser, our Dealer Manager, our Administrator and other affiliated entities. Other officers and directors as well as members of the investment committee of our Adviser may also serve as principals of other investment managers affiliated with our Adviser, or other affiliates of our Adviser, that may in the future manage investment funds with investment objectives similar to ours.

Co-Investment Opportunities

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, we will not be permitted to co-invest in transactions originated by affiliates of our Adviser, including TPCP and certain of its affiliates, unless we obtain an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term and with the approval of our independent directors. We have applied for an exemptive order for co-investments with our affiliates, however there is no assurance that an exemptive order will be granted, and in either instance conflicts of interests with affiliates of our Adviser might exist. See “Risk Factors.” If such relief is not obtained and until it is obtained, our Adviser may be required to allocate some investments solely to any of us and one or more registered funds or solely to one or more other unregistered accounts or funds advised by our Adviser or its affiliates. This restriction could preclude us from investing in certain securities we would otherwise be interested in and could adversely affect the pace at which we are able to invest our assets and, consequently, our performance. In general, we may not invest in general partnerships or joint ventures with affiliates (other than publicly registered affiliates) unless we meet several conditions, including that there are no duplicate fees to our Adviser. As a result, we could be limited in our ability to invest in certain portfolio companies in which any of our affiliates and in which affiliates of our Adviser are investing or are invested. Our ability to invest in general partnerships or joint ventures with non-affiliates that own specific assets is also subject to several conditions, including requirements that we own a controlling interest in any entity, and that no duplicate fees are allowed to our Adviser.

Dealer Manager Agreement

Under the terms of our dealer manager agreement, our affiliate, Triton Pacific Securities, will act as our exclusive Dealer Manager until the end of our initial public offering or until the dealer manager agreement is terminated. As our affiliate, the Dealer Manager may not have conducted an independent due diligence review and investigation of the type it normally performs on unaffiliated issuers.

Expense Reimbursement Agreement

We have entered into the Expense Reimbursement Agreement with our Adviser pursuant to which our Adviser, in consultation with us, will pay up to 100% of both our organizational and offering expenses and our operating expenses, all as determined by us and our Adviser. See, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for a more detailed description of the Expense Reimbursement Agreement.

License Agreement

We have entered into a license agreement with Triton Pacific pursuant to which it has agreed to grant us a non-exclusive, royalty-free license to use the name and brand “Triton Pacific”, its related trademarks and other proprietary property. Under this agreement, we will have a right to use the “Triton Pacific” name and brand, for so long as our Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Triton Pacific” name and brand. Triton Pacific is controlled by Craig J. Faggen, its president and our chairman of the board and chief executive officer.

Appraisal and Compensation

Our charter provides that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving us and the issuance of securities of a surviving entity after the successful completion of such transaction, or “roll-up,” an appraisal of all our assets will be obtained from a competent independent expert which will be filed as an exhibit to the registration statement registering the roll-up transaction. Such appraisal will be based on all relevant

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information and shall indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent expert shall be for the exclusive benefit of our stockholders. A summary of such appraisal shall be included in a report to our stockholders in connection with a proposed roll-up. All stockholders will be afforded the opportunity to vote to approve such proposed roll-up, and shall be permitted to receive cash in an amount of such stockholder’s pro rata share of the appraised value of our net assets.

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CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

After this offering, no person will be deemed to control us; as such term is defined in the Company Act. The following table sets forth, as of the date of this prospectus, information with respect to the beneficial ownership of our common stock by:

Each of our directors and each executive officer; and

All of our directors and executive officers as a group.

To our knowledge, none of our shareholders beneficially owns more than 5% of the outstanding shares of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no shares subject to options that are currently exercisable or exercisable within 60 days of March 14, 2016.

Shares Beneficially Owned as of March 14, 2016
Name and Address of Beneficial Owner	Number of Shares(1)	Percentage(2)
Interested Directors: (4)
Craig Faggen	15,193.98 (5)	2.26%
Ivan Faggen	--	--

Independent Directors: (4)	--	--
Ronald W. Ruther	--	--
Marshall Goldberg	--	--
William Pruitt

Executive Officers(4)

Michael L. Carroll	--	--

All executive officers and directors as a group (6 persons)	15,193.98	2.26%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, or the Exchange Act. Assumes no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with respect to the present intent of the beneficial owners of our common stock listed in this table.

(2)	Based on a total of 672,670.79 shares of our common stock issued and outstanding as of March 14, 2016.

(3)	Address is 707 Cumberland Rd., Tyler, TX 75703.

(4)	Address is c/o Triton Pacific Capital Partners, LLC, 10877 Wilshire Boulevard, 12th Floor, Los Angeles, CA 90024.

(5)	We issued 14,815 shares of its common stock to Triton Pacific Adviser in exchange for gross proceeds of $200,003 and has received 199.68 shares through the distribution reinvestment plan.

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Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of March 14, 2016. We are not part of a “family of investment companies,” as that term is defined in the Company Act.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Craig J. Faggen	Over $100,000 (3)
Ivan Faggen	None
Independent Directors
Ronald W. Ruther	None
Marshall Goldberg	None
William Pruitt	None

(1)	The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)	The dollar range of equity securities beneficially owned is based on an assumed initial public offering price of $15.33 per Class A share, as of March 14, 2016. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)	The value of equity securities beneficially owned in us as of March 14, 2016.

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DISTRIBUTION REINVESTMENT PLAN

We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our stock. Purchases made under the distribution reinvestment plan must be made in the same class as the shares for which you received distributions that are being reinvested. Any distributions of our shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to elect, revoke or reinstate their participation in the distribution reinvestment plan within reasonable time periods specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares of our common stock of the same class, rather than receiving the cash distributions. Shares issued pursuant to our distribution reinvestment plan will be issued on the same date that we hold the first closing of the month for the sale of shares in this offering. Your reinvested distributions will purchase shares of a class at a price equal to the net offering price in effect that shares of the class are sold in the offering on such closing date or, if there is then no current offering, the most recent net asset value per share of the class of the Company’s shares as determined by our board of directors. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares of common stock offered pursuant to this prospectus.

If you wish to receive your distribution in cash, no action will be required on your part to do so. If you are a registered stockholder, you may elect to have your entire distribution of such class of common stock reinvested in shares of additional common stock of the same class by notifying our Administrator in writing so that such notice is received by it no later than the record date for distributions to stockholders. If you elect to reinvest your distributions in additional shares of stock, our Administrator will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may “opt in” to our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

We intend to use newly issued shares to implement the plan. The number of shares we will issue to you is determined by dividing the total dollar amount of the distribution payable to you by the net offering a price that the shares of the class are sold in the offering on such closing date or such price as is otherwise determined as provided above.

There will be no selling commissions, dealer manager fees or other sales charges to you if you elect to participate in the distribution reinvestment plan. We will pay our Administrator’s fees for its services with respect to the plan.

If you receive distributions in the form of stock, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

We reserve the right to amend, suspend or terminate the distribution reinvestment plan. We may terminate the plan upon notice in writing mailed to you at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your account under the plan by filling out the disbursement change form. Please e-mail investors@tritonpacificinvestments.com for a copy of this form. You may send the completed form to the plan administrator at 10877 Wilshire Blvd., 12th Floor, Los Angeles, CA 90024 or by sending the completed form to our Administrator at the following e-mail address: investors@tritonpacificinvestments.com.

All correspondence concerning the plan should be directed to our Administrator by mail at 10877 Wilshire Blvd., 12th Floor, Los Angeles, CA 90024 or by phone at (844) 874-8661 (TRITON1), or by e-mail at investors@tritonpacificinvestments.com. All details of the plan are located in the prospectus.

We have filed the complete form of our distribution reinvestment plan with the SEC as an exhibit to the registration statement of which this prospectus is a part. You may obtain a copy of the plan by request to Investor Relations, by mail at 10877

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Wilshire Blvd., 12th Floor, Los Angeles, CA 90024 or by phone at (844) 874-8661 (TRITON1), or by e-mail at investors@tritonpacificinvestments.com.

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DESCRIPTION OF OUR SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 100,000,000 shares of stock, par value $0.001 per share, of which 75,000,000 shares are common stock, 37,500,000 of which are classified as Class A common stock and 37,500,000 of which are classified as Class T common stock, and 25,000,000 shares are classified as preferred stock. There is currently no market for our common stock, and we do not expect that a market for our shares will develop in the future. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally will not be personally liable for our debts or obligations.

Set forth below is a chart describing the classes of our securities outstanding as of March 14, 2015:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amount Under Column (3)
Common Stock	75,000,000	—	672,670.79
Class A	37,500,000	—	672,670.79	*
Class T	37,500,000	—	—

*Effective March 2, 2016, all shares of our common stock issued and outstanding at that time were automatically converted into an equal number of shares of Class A common stock.

Common Stock

Under the terms of our charter, all shares of our common stock will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available. Except as may be provided by our board of directors in setting the terms of classified or reclassified stock, or as set forth under the terms of our Class A and Class T common stock described in “Multiple Share Classes,” shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of a class of common stock would be entitled to be paid, out of our assets that are legally available for distribution to our stockholders after we pay or make reasonable provision for the payment of all claims and obligations and subject to any preferential rights of holders of our preferred stock, if any, a liquidation payment equal to the net asset value per share of such class; provided, however, that if our available assets are insufficient to pay in full the above described liquidation payment, then such assets, or the proceeds thereof, shall be distributed among the holders of shares of each class of common stock ratably in the same proportion as the respective amounts that would be payable on such shares of each class of common stock as if all amounts payable thereon were paid in full. Class A and Class T common stock will vote together as a single class, and each share is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors; provided, however, that the holders of a class of common stock will have exclusive voting rights on a charter amendment that would alter only the contract rights, as expressly set forth in our charter, of the specified class of common stock and any voting rights required pursuant to an exemptive order satisfactory to us and granted by the SEC. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

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Preferred Stock

Under the terms of our charter, our board of directors is authorized to issue shares of preferred stock in one or more classes or series without stockholder approval. The board has discretion to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of preferred stock. Preferred stock could be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the Company Act. The Company Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the Company Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers of the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Company Act.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our charter and bylaws obligate us, to the fullest extent permitted by Maryland law and subject to the requirements of the Company Act, to indemnify (i) any present or former director or officer, (ii) any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, or (iii) the Adviser or any of its affiliates acting as an agent for us, from and against any claim or liability to which the person or entity may become subject or may incur by reason of their service in that capacity, and to pay or reimburse their reasonable expenses as incurred in advance of final disposition of a proceeding. In accordance with the Company Act, we will not indemnify any person for any liability to the extent that such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Notwithstanding the foregoing, and in accordance with guidelines adopted by NASAA, our bylaws prohibit us from indemnifying or holding harmless an officer, director, employee, controlling person and any other person or entity acting as our agent (which would include, without limitation, the Adviser and its affiliates) unless each of the following conditions are

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met: (1) we have determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest; (2) we have determined, in good faith, that the party seeking indemnification was acting or performing services on our behalf; (3) we have determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is the Adviser, any of its affiliates, or any officer of the Company, the Adviser or an affiliate of the Adviser, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is a director (and not also an officer of the Company, the Adviser or an affiliate of the Adviser); and (4) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our stockholders.

The investment adviser agreement provides that for so long as the Company is not listed on a national securities exchange, the Adviser and its officers, managers, controlling persons and any other person or entity affiliated with it acting as our agent will not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the Adviser or such other person, nor will the Adviser or such other person be held harmless for any loss or liability suffered by us, unless: (1) the Adviser or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (2) the Adviser or such other person was acting on behalf of or performing services for us; (3) the liability or loss suffered was not the result of negligence or misconduct by the Adviser or such other person acting as our agent; and (4) the indemnification or agreement to hold the Adviser or such other person harmless for any loss or liability is only recoverable out of our net assets and not from our stockholders. In accordance with the Company Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

ZAIS will act as our sub-adviser pursuant to an investment sub-advisory agreement. Under the terms of the sub-advisory agreement, the Adviser and us shall indemnify the Sub-Adviser, its affiliates and its controlling persons, for any liability and expenses arising from, or in connection with, the Sub-Adviser’s performance of its obligations under the sub-advisory agreement or our Adviser’s breach of the terms, representations and warranties contained in the sub-advisory agreement. However, in accordance with the Company Act, we will not indemnify the Sub-Adviser for any liability to which it would be subject by reason of its willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. Further, we will not provide indemnification to a person for any loss or liability that would violate any other federal or state securities laws. We shall pay or reimburse reasonable legal expenses and other costs incurred by our Sub-Adviser or any Affiliate of the Sub-Adviser in advance of final disposition of a proceeding if all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on our behalf, (b) the person(s) seeking indemnification provide the Corporation with written affirmation of their good faith belief that the standard of conduct necessary for indemnification by us has been met, (c) advancement of legal expenses and other costs associated therewith is not prohibited by applicable law, and (d) such person(s) provides us with a written agreement to repay the amount paid or reimbursed by us, together with the applicable rate of interest, in cases in which such person(s) is found not to be entitled to indemnification.

The sub-advisory agreement became effective when it was approved by our stockholders. Once approved, the sub-advisory agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice by our Adviser or our Sub-Adviser. It shall also terminate upon the (i) its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Company Act), (ii) termination of the advisory agreement with our Adviser, or (iii) if our Adviser determines that the sub-advisory agreement would violate the terms of the investment adviser agreement.

Anti-Takeover Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors, Number of Directors; Vacancies; Removal

As permitted by Maryland law, a plurality of all the votes cast by holders of the outstanding shares of common stock, voting as a single class, at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director.

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Our charter provides that a majority of our board of directors must be independent directors, and the Company Act requires that a majority of our board of directors be persons other than “interested persons” as defined in the Company Act.

Our charter provides that the number of directors will be set by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time establish, increase or decrease the number of directors. However, the number of directors may never be less than one or more than twelve. Except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Company Act.

Action by Stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter permits consent by the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of the board of directors or (c) by a stockholder who was a stockholder of record both at the time of giving of notice and at the time of the annual meeting and is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may be made only (i) by or at the direction of the board of directors or (ii) provided that the special meeting has been called in accordance with our bylaws for the purpose of electing directors by a stockholder who is a stockholder of record both at the time of giving notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our charter and bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders who are stockholders of record at the time of the request and are entitled to cast not less than 10% of all the votes voting together as a single class entitled to be cast on such matter at such meeting. Any special meeting called by such

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stockholders shall be held (i) not more than 90 days after the record date for such meeting and (ii) not less than 15 days nor more than 30 days after the secretary gives notice of such meeting to stockholders.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders voting together as a single class entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

Under our charter, provided that our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, an amendment to our charter that requires stockholder approval, a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must generally be approved by the affirmative vote of stockholders, voting together as a single class, entitled to cast at least a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, (i) amendments to our charter to make our common stock a “redeemable security” or to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company, and (ii) the dissolution of the company each must be approved by the affirmative vote of stockholders, voting together as a single class, entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

Our charter provides that the stockholders may, upon the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter, voting together as a single class:

Amend the charter; or

Remove our Adviser and elect a new investment adviser.

Without the approval of stockholders entitled to cast a majority of all the votes, voting together as a single class, entitled to be cast on the matter, our board of directors may not:

Amend the charter; or

Except as permitted by our charter, permit our Adviser to voluntarily withdraw as our Investment Adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our stockholders;

Appoint a new investment adviser;

Unless otherwise permitted by law, sell all or substantially all of our assets other than in the ordinary course of business; and

Unless otherwise permitted by law, approve a merger, consolidation or roll-up.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act defined and discussed below, as permitted by the Maryland General Corporation Law, our stockholders will not be entitled to exercise appraisal rights unless our board of directors determines that appraisal rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

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Tender Offers

Our charter provides that any tender offer made by any person, including any “mini-tender” offer, must comply with most of the provisions of Regulation 14D of the Exchange Act, including the notice and disclosure requirements. Among other things, the offeror must provide us notice of such tender offer at least ten business days before initiating the tender offer. If the offeror does not comply with the provisions set forth above, we will have the right to redeem that offeror’s shares, if any, and any shares acquired in such tender offer. In addition, the non-complying offeror will be responsible for all of our expenses in connection with that offeror’s noncompliance.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which we refer to as the Control Share Act. Shares owned by the acquirer, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

One-tenth or more but less than one-third;

One-third or more but less than a majority; or

A majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the Company Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the Company Act.

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Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, or the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

Any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

An affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which they otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

Two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the Company Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Additional Provisions of Maryland Law

Maryland law provides that a Maryland corporation that is subject to the Securities Exchange Act of 1934 and has at least three outside directors can elect by resolution of the board of directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Under the applicable statute, a board of directors may classify itself without the vote of stockholders. Further, the board of directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws.

provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting;

reserve for itself the exclusive power to fix the number of directors;

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provide that a director may be removed only by the vote of stockholders entitled to cast two-thirds of all the votes entitled to be cast; and

provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum.

In addition, if the board is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders. A board of directors may implement all or any of these provisions without amending the charter or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. We are not prohibited from implementing any or all of the statute.

Pursuant to our charter, we have elected to provide that all vacancies on the board of directors resulting from an increase in the size of the board or the death, resignation or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. Such election is subject to applicable requirements of the Company Act and to the provisions of any class or series of preferred stock established by the board, and provided that independent directors shall nominate replacements for any vacancies among the independent directors’ positions. While certain other of the provisions available for election under the statute are already contemplated by our charter and bylaws, the law would permit our board of directors to override further changes to the charter or bylaws.

Conflict with the Company Act

Our bylaws provide that, if and to the extent that any provisions of the Maryland General Corporations Law, including the Control Share Act (if we amend our bylaws to be subject to such law) and the Business Combinations Act, or any provisions of our charter or bylaws, conflicts with any provisions of the Company Act, the applicable provisions of the Company Act will control.

Reports to Stockholders

As required because of our election of BDC status, we will file annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K, respectively, proxy statements and other reports required by the federal securities laws with the SEC via the SEC’s EDGAR filing system. These reports will be available upon filing on the SEC’s website at www.sec.gov. These reports will also be available on our website at www.tritonpacificpe.com. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may authorize us to provide prospectuses, prospectus supplements, annual reports and other information electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

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MULTIPLE SHARE CLASSES

This prospectus relates to two classes of common stock: Class A and Class T. Currently, we are only offering Class A shares. We intend to offer Class T shares in the future, subject to obtaining a satisfactory exemptive relief order from the SEC. We may offer additional classes of common stock in the future.

Each class of common stock has its own upfront sales load and fee and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you invest. Selected broker-dealers may elect to offer, or refrain from offering, one or more classes of common stock. Based on your personal situation, your financial advisor can help you decide which class of common stock makes the most sense for you. Class A and Class T shares are available for purchase by investors meeting the suitability standards described herein.

We intend to apply for exemptive relief from the SEC with respect to the multiple share class structure described in this prospectus, including our distribution fee and contingent deferred sales charge arrangements. In the event we obtain such relief, we will be required to comply with provisions that would not otherwise be applicable to us. The exemptive order may require us to supplement or amend the terms set forth in this prospectus, including the terms of the Class A shares.

Class A Shares

Each share issued and outstanding prior to the commencement of this offering is referred to herein as a Class A share. Class A shares will also be issued in this offering. Your purchases of Class A common stock are made at the initial public offering price for these shares of $15.33 per share, which is subject to change based upon, among other things, our net asset value per Class A share. See “Plan of Distribution.” Stockholders of Class A common stock will pay upfront selling commissions consisting of selling commissions of up to 7.0% of the gross proceeds of Class A shares sold in the offering and a dealer manager fee of up to 3.0% of the gross offering proceeds. Class A common stock that is issued under our distribution reinvestment plan is not subject to an upfront sales load. Class A common stock is not subject to an annual distribution fee or a contingent deferred sales charge.

Class T Shares

Stockholders of Class T common stock will pay upfront sales load of 4.0% of the gross proceeds of Class T common stock sold in this offering, which consist of selling commissions of 1.0% and a dealer manager fee of 3.0%. Class T common stock that is issued under our distribution reinvestment plan is not subject to an upfront sales load. Pursuant to a distribution plan to be adopted by us, Class T common stock is also subject to an annual distribution fee of 1.25% of the estimated value of our Class T shares, as determined in accordance with applicable FINRA rules. The distribution fee will accrue daily and be paid on a monthly basis. The distribution fee is payable with respect to all Class T common stock, excluding Class T common stock issued under our distribution reinvestment plan.

FINRA Rule 2310 provides that the maximum compensation payable from any source to FINRA members participating in an offering may not exceed 10% of gross offering proceeds, excluding proceeds received in connection with the issuance of shares through a distribution reinvestment plan. Payments collected by us in connection with this distribution fee, in addition to any upfront sales load, will be considered underwriting compensation for purposes of FINRA Rule 2310. The maximum aggregate underwriting compensation collected from payments of the distribution fee, the upfront sales commissions and any other sources will not exceed 10% of our gross offering proceeds from the sale of Class T shares in this offering. Class T common stock issued under our distribution reinvestment plan will be excluded from this determination.

Class T common stock carries a contingent deferred sales charge that is imposed only on shares tendered for repurchase by us prior to the third anniversary of the date you were admitted as a Class T stockholder into the Company. The contingent deferred sales charge will be calculated based upon the estimated value for Class T shares as of the date of repurchase. The contingent deferred sales charge is payable on a declining annual basis over the course of three years, as described in the table below, and is not payable with respect to Class T shares issued under our distribution reinvestment plan. See “Share Repurchase Program.”

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Tender Period	Percentage Deducted Upon Class T Share Repurchase
Prior to first anniversary	3.5%
Prior to second anniversary	2.25%
Prior to third anniversary	1.0%

Conversion Feature and Termination of Distribution Fees

Provided that we obtain a satisfactory exemptive relief order from the SEC, shares of our Class T common stock, including shares issued under our distribution reinvestment plan, will automatically convert to Class A shares upon satisfaction of certain conditions described below. Conversion will be on the basis of the relative net asset values per share, without the imposition of any upfront sales load, fee or other charge.

We will cease paying distribution fees with respect to each Class T share of common stock on the earliest to occur of the following: (i) a liquidity event; (ii) such Class T shares no longer being outstanding; (iii) our Dealer Manager’s determination that total underwriting compensation from all sources, including upfront selling commissions, distribution fees and contingent deferred sales charges, if any, and any other underwriting compensation paid to participating broker-dealers with respect to all Class T shares would be in excess of 10% of the gross proceeds of this offering; and (iv) such Class T share reaching the applicable sales charge cap. All Class T shares will automatically convert into Class A shares upon a listing of shares of our common stock on a national securities exchange. With respect to item (iv) above, any such Class T share will automatically convert into a Class A share as of the last calendar day of the month in which the limit on a particular share was reached. With respect to the conversion of Class T shares into Class A shares, each Class T share will convert into an equivalent amount of Class A shares based on the relative net asset value per share for each class. Following the conversion of their shares into Class A shares, those stockholders continuing to participate in our distribution reinvestment plan will receive Class A shares going forward at the net offering price in effect for Class A shares as of the distribution reinvestment date which may be different than the price they were previously paying per share.

The total underwriting compensation deemed to have been paid with respect to a share that is sold or otherwise transferred in a secondary transaction will continue to be deemed to have been paid with respect to such share despite such transfer.

Distributions

The per share amount of distributions on Class A and Class T shares will likely differ because of different allocations of class-specific expenses. For example, distributions on Class A shares will likely be lower than on Class T shares because the distribution fee for Class A and Class T shares may be different. See “Distributions.”

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MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to us or our investors on such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of our discussion, a “U.S. stockholder” means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

a citizen or individual resident of the United States;

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

a trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

For purposes of our discussion, a “Non-U.S. stockholder” means a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership (including an entity treated as a partnership for U.S. federal income tax purposes).

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner or member of the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. Federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We have elected to be taxed as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net

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ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss, or the Annual Distribution Requirement. Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes.

Taxation as a RIC

Provided that we continue to qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (which we define as net long-term capital gain in excess of net short-term capital loss) that we timely distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. Federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no U.S. federal income tax. We generally will endeavor in each taxable year to avoid any U.S. Federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

elect to be treated as a RIC;

meet the Annual Distribution Requirement;

qualify to be treated as a BDC or be registered as a management investment company under the Company Act derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or currencies or other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly-traded partnership” (as defined in the Code), or the 90% Income Test; and

diversify our holdings so that at the end of each quarter of the taxable year:

o	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly-traded partnership”); and

o	no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (i) of one issuer (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of one or more “qualified publicly-traded partnerships,” or the Diversification Tests.

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly-traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly-traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly-traded partnership”) in which we are a partner for purposes of the diversification tests.

In order to meet the 90% Income Test, we may establish one or more special purpose corporations to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any investments held

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through a special purpose corporation would generally be subject to U.S. federal income and other taxes, and therefore we can expect to achieve a reduced after-tax yield on such investments.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest, or issued with warrants, or, in certain cases, with increasing interest rates), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Furthermore, a company may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the company. Any such restructuring may result in unusable capital losses and future non-cash income. Any restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% Income Test, such as cancellation of indebtedness income in connection with the work-out of a leveraged investment (which, while not free from doubt, may be treated as non-qualifying income) or the receipt of other non-qualifying income.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

If we purchase shares in a “passive foreign investment company,” or PFIC, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the code, or QEF, in lieu of the foregoing requirements, we will be required to include in income each year a portion of the original earnings and net capital gain of the QEF, even if such income is not distributed to it. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

Under Section 988 of the Code, gain or loss attributable to fluctuations in exchange rates between the time we accrue income, expenses, or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gain or loss on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

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Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the Company Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Qualifying Assets Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of such income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to our stockholders. See “—Failure To Obtain RIC Tax Treatment.”

As a RIC, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years. U.S. federal income tax law generally permits RICs to carry forward net capital losses for up to eight taxable years. However, future transactions we engage in may cause our ability to use any capital loss carryforwards, and unrealized losses once realized, to be limited under Section 382 of the Code.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

As described above, to the extent that we invest in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the diversification tests will depend on whether or not the partnership is a “qualified publicly-traded partnership” (as defined in the Code). If the partnership is a “qualified publicly-traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the diversification tests. If the partnership, however, is not treated as a “qualified publicly-traded partnership,” then the consequences of an investment in the partnership will depend upon the amount and type of income and assets of the partnership allocable to us. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect our qualification as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent our disqualification as a RIC.

We may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Taxation of U.S. Stockholders

Whether an investment in shares of our common stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of our common stock by taxable U.S. stockholders and not by U.S. stockholders that are generally exempt from U.S. federal income taxation. U.S. stockholders should consult their own tax Advisers before making an investment in our common stock.

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is generally our net ordinary income plus realized net short-term capital gains

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in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or, Qualifying Dividends, may be eligible for a maximum tax rate of either 15% or 20%, depending on whether the stockholder’s income exceeds certain threshold amounts. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum rate applicable to Qualifying Dividends or for the corporate dividends received deduction. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently generally taxable at a maximum rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of a U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may decide to retain some or all of our long-term capital gain, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gain at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

We could be subject to the alternative minimum tax, or the AMT, but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect U.S. stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the distribution was declared.

We may have the ability to declare a large portion of a distribution in shares of our common stock to satisfy the Annual Distribution Requirement. If a portion of such distribution is paid in cash and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits will be treated as a dividend for U.S. federal income tax purposes. As a result, U.S. stockholders will be taxed on the distribution as if the entire distribution was cash distribution, even though most of the distribution was paid in shares of our common stock.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

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A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. The ability to otherwise deduct capital loss may be subject to other limitations under the Code.

In general, individual U.S. stockholders currently are generally subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our common stock) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

A “publicly offered regulated investment company” is a regulated investment company whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered regulated investment company for any period, a non-corporate shareholder’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional distribution to the shareholder and will be deductible by such shareholder only to the extent permitted under the limitations described below. For non-corporate shareholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly-offered regulated investment company, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible only to individuals to the extent they exceed 2% of such a shareholder’s adjusted gross income, and are not deductible for AMT purposes. While we anticipate that we will constitute a publicly offered regulated investment company after our first tax year, there can be no assurance that we will in fact so qualify for any of our taxable years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. Federal tax status of each year’s distributions generally will be reported to the IRS. Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold U.S. federal income tax, or backup withholding, at a rate of 28% from all taxable distributions to any noncorporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and distribution income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding tax is not an additional tax, and any amount withheld may be refunded or credited against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

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Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of our stock of $2 million or more for a noncorporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Internal Revenue Service Form 8886 (or successor form). Direct stockholders of portfolio securities in many cases are exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax Advisers to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

This subsection applies to non-U.S. stockholders, only. If you are not a non-U.S. stockholder, this subsection does not apply to you and you should refer to “Taxation of U.S. Stockholders,” above.

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our investment company taxable income to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, under prior law applicable to tax years beginning before January 1, 2015 with respect to certain distributions made by RICs to Non-U.S. stockholders, no withholding was required and the distributions generally were not subject to U.S. federal income tax if (i) the distributions were properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements were satisfied. No assurance can be given as to whether legislation will be enacted to extend the application of this provision to tax years of RICs beginning on or after January 1, 2015. Even if this legislation were to be extended to tax years of RICs beginning on or after January 1, 2015, we do not currently anticipate that any significant amount of our distributions will be designated as eligible for this exemption from withholding.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits

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tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with a U.S. nonresident withholding tax certificate (e.g. an IRS Form W-8BEN, IRS Form W-8BEN-E or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Effective July 1, 2014, we are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Stockholders may be requested to provide additional information to us to enable us to determine whether withholding is required.

Non-U.S. stockholders may also be subject to U.S. estate tax with respect to their investment in our common stock.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Conversion of Common Stock

The conversion of Class A shares into Class T shares, as described in “Multiple Share Classes,” will not be a taxable event to the converting stockholder or to us. The tax attributes of the Class T shares received upon such conversion will have the same tax attributes, including the tax basis and the holding period, as the Class A shares converted.

Failure to Obtain RIC Tax Treatment

If we were unable to obtain tax treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of a stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

If we fail to meet the RIC requirements for more than two consecutive years and then seek to re-qualify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we made a special election to pay corporate-level tax on any such unrealized appreciation during the succeeding 10-year period.

Possible Legislative or Other Actions Affecting Tax Considerations

Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in our stock may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process any by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could adversely affect the tax consequences of an investment in our stock.

The discussion set forth herein does not constitute tax advice, and potential investors should consult their own tax Advisers concerning the tax considerations relevant to their particular situation.

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REGULATION

We have elected to be regulated as a business development company under the Company Act. The Company Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The Company Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the Company Act. In addition, the Company Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

The Company Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

We will generally not be able to issue and sell any shares of any class our common stock at a price below net asset value per share of the applicable class. See “Risk Factors—Risks Related to Business Development Companies.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of any class of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of any class of our common stock at a price below net asset value per share in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

We may invest 100% of our assets in securities or obligations acquired directly from issuers in privately-negotiated transactions. With respect such securities, we may, for the purpose of public resale, be deemed an “underwriter” for purposes of the Securities Act. We may acquire warrants to purchase common stock of our portfolio companies in connection with acquisition financings or other investments and we may acquire rights to require our portfolio companies to repurchase the securities we acquire from them in certain circumstances. We do not intend to acquire securities issued by any investment company that exceeds the limits imposed by the Company Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities or obligations of one investment company or invest more than 10% of our total assets in the securities or obligations of more than one investment company. None of our investment policies are fundamental and may be changed without stockholder approval.

As a BDC, we will not generally be permitted to invest in any portfolio company in which our Adviser or any of their affiliates currently have a controlling interest or to make any co-investments with our Adviser or any of its affiliates without an exemptive order from the SEC. We may, however, invest alongside our Adviser and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may invest alongside such other clients’ accounts consistent with guidance promulgated by the SEC Staff permitting us and such other clients’ accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that no investment advisor, acting on our behalf or on behalf of other clients, negotiates any term other than price. We may also invest alongside such other clients as otherwise permissible under regulatory guidance, applicable regulations and our Adviser’s allocation policies. To the extent permitted by the Company Act and interpretations of the SEC staff, our Adviser may determine it is appropriate for us and one or more other investment accounts managed by our Adviser or any of its affiliates to participate in an investment opportunity. We are seeking exemptive relief from the SEC to engage in co-investment opportunities with our Adviser and its affiliates. As of the date of this prospectus, the SEC has not yet granted exemptive relief for such transactions. Without obtaining exemptive relief, we will not be permitted to participate in transactions with our affiliates where any other terms are negotiable. There is no assurance that we will obtain the requested relief. In the event the SEC does not grant us relief, we will only participate in co-investments that are allowed under existing regulatory guidance, which would reduce the amount of transactions in which we can participate and make it more difficult for us to implement our investment objectives. Until we obtain exemptive relief, we will be unable to participate in certain transactions with our Adviser and its affiliates.

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Qualifying Assets

Under the Company Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the Company Act, which are referred to as “qualifying assets”, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

1.	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the Company Act as any issuer which:

a.	is organized under the laws of, and has its principal place of business in, the United States;

b.	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the Company Act; and

c.	satisfies any of the following:

i.	does not have any class of securities that is traded on a national securities exchange;

ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii.	is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

iv.	is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

2.	Securities of any eligible portfolio company that we control.

3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a company.

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Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our Class A and Class T common stock if our asset coverage, as defined in the Company Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Related to Business Development Companies.”

Code of Ethics

We have adopted a code of ethics in accordance with Rule 17j-1 under the Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. We have attached our code of ethics as an exhibit to the registration statement of which this prospectus is a part. You may also read and copy the code of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

Compliance Policies and Procedures

We have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. The Company’s chief compliance officer, with whom we contract services, is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

We anticipate delegating our proxy voting responsibility to our Adviser. The proxy voting policies and procedures that we anticipate that our Adviser will follow are set forth below. The guidelines will be reviewed periodically by our Adviser and our non-interested directors, and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, our Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies for the investment advisory clients of our Adviser are intended to comply with Section 206 of the Advisers Act and Rule 206(4)-6 thereunder.

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Proxy Policies

Our Adviser will vote proxies relating to portfolio securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although our Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if compelling long-term reasons to do so exist.

The proxy voting decisions of our Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how our Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information, without charge, regarding how our Adviser votes proxies with respect to our portfolio securities by making a written request for proxy voting information to our Chief Compliance Officer, 10877 Wilshire Boulevard, 12th Floor, Los Angeles, CA 90024.

Other Matters

We will be periodically examined by the SEC for compliance with the Company Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Further, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. The SEC takes the position that indemnification against liabilities arising under the Securities Act is against public policy and is unenforceable.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

We will be subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we will be subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. For example:

pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer will be required to certify the accuracy of the financial statements contained in our periodic reports;

pursuant to Item 307 of Regulation S-K, our periodic reports will be required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

pursuant to Rule 13a-15 of the Exchange Act, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting. This report must be audited by our independent registered public accounting firm.

pursuant to Item 308 of Regulation S-K and Rule 12a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

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The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

The JOBS Act

The JOBS Act became law on April 5, 2012. The JOBS Act substantially reduces the regulatory burdens on “emerging growth companies,” or “EGCs,” (which are companies with less than $1 billion in annual revenue and of which we will qualify) during and following an IPO, and also substantially relaxes restrictions on communications with potential investors in the context of both public and private offerings. Relevant for our purposes EGCs:

are exempts from Section 404(b) of the Sarbanes-Oxley Act which requires public companies to obtain an auditor attestation report on internal controls; and

are exempt from any new accounting standards issued after April 5, 2012 (unless we choose to avail ourselves of such new standards in whole—meaning should we choose any new accounting standards we will be subject to them all), until such time as any new accounting standards become mandatory for private companies.

Certain other provisions, which may be relevant, including the elimination of restrictions on publicity in connection with certain private offerings, will not become effective until the SEC adopts implementing rules.

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PLAN OF DISTRIBUTION

General

We will engage in a continuous public offering of shares of our common stock as permitted by the federal securities laws. Currently we are only offering Class A shares. We intend to offer Class T shares in the future subject to obtaining a satisfactory exemptive relief order from the SEC. We are offering a maximum of 20,000,000 shares of our Class A common stock to the public at an initial offering price of $15.33 per share. The shares are being offered by our Dealer Manager on a “best efforts” basis, which means generally that the Dealer Manager is required to use only its best efforts to sell the shares and it has no firm commitment or obligation to purchase any of the shares. We intend to file post-effective amendments to the registration statement, of which this prospectus is a part, that will be subject to SEC review to allow us to continue this offering for at least two years from the date of the effectiveness of the registration statement. The offering of shares of our common stock will terminate three years following the initial effective date of this offering, unless we elect to extend the offering. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time prior to the stated termination date.

We will sell our shares on a continuous basis at an initial price of $15.00 for our Class A shares. We intend to offer Class T shares on a continuous basis in the future, subject to obtaining a satisfactory exemptive relief order from the SEC. If, however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares of any class are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share for that class. Therefore, persons who tender subscriptions for shares of our common stock in this offering must submit subscriptions for a fixed dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. Promptly following any such adjustment to the offering price per share for any class, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.tritonpacificpe.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Although we will offer shares of our common stock on a continuous basis, we expect to accept subscriptions at closings in which we admit new stockholders. Shares purchased pursuant to our distribution reinvestment plan will be issued on the same dates that we hold our closings, one business day following the date a distribution is payable. In addition, in months in which we repurchase shares, we expect to conduct repurchases on the same date that we hold our closings of this offering.

About the Dealer Manager

Our Dealer Manager Triton Pacific Securities, LLC, is a member firm of FINRA. Our Dealer Manager was organized on January 6, 2006 and is owned by Craig J. Faggen, our Chairman and Chief Executive Officer.

Compensation of Dealer Manager and Participating Broker-Dealers

Except as otherwise described in this prospectus, the Dealer Manager will receive upfront selling commissions of up to 10% and 4.0% of the gross proceeds received on Class A and Class T shares sold in this offering, respectively, all or a portion of which is expected to be re-allowed to selected broker-dealers and financial representatives. The selling commission and dealer manager fee, which make up the sales load, may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. The Dealer Manager will not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our shares or give investment advice to a potential stockholder except to a registered broker-dealer or other properly licensed agent for selling or distributing our shares.

Subject to obtaining a satisfactory exemptive relief order from the SEC, our Class T shares are subject to an annual distribution fee of 1.25% of the estimated value of such class of shares, as determined in accordance with applicable FINRA rules, which will begin to accrue on the first day of the first full calendar month following the Exemptive Order Date. All or a portion of the distribution fee may be re-allowed to selected broker-dealers and financial representatives. The distribution fee is intended, in part, to compensate our affiliated Dealer Manager and its affiliates for paying certain amounts to advisors and

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selected broker-dealers at the time of purchase in connection with the distribution of our Class T shares as well as for services rendered by our Dealer Manager and selected broker-dealers in connection with the ongoing marketing, sale and distribution of such shares. The distribution fee will accrue daily and will be paid on a monthly basis. Distribution fees will be paid pursuant to a written distribution plan adopted by us in compliance with the requirements of an exemptive relief order from the SEC. The distribution fee is payable with respect to all Class T shares, excluding shares issued under our distribution reinvestment plan. The distribution fee will terminate for all Class T stockholders upon a liquidity event. In addition, we will stop paying the distribution fee with respect to any Class T share when the total underwriting compensation received from the upfront sales load and distribution fee attributable to such common stock equals 8.95% of gross offering proceeds. We refer to this amount as the sales charge cap. Once a Class T share reaches the applicable sales charge cap, such share will be converted into a Class A share and will no longer be subject to an ongoing distribution fee.

We will not pay selling commissions or dealer manager fees on shares sold under our distribution reinvestment plan. The amount that would have been paid as selling commissions and dealer manager fees if the shares sold under our distribution reinvestment plan had been sold pursuant to this public offering of shares will be retained and used by us. Therefore, the net proceeds to us for sales under our distribution reinvestment plan will be greater than the net proceeds to us for sales pursuant to this prospectus.

This offering is being made in compliance with FINRA Rule 2310. FINRA Rule 2310 provides that the maximum compensation payable from any source to members of FINRA participating in our continuous public offering may not exceed 10% of our gross offering proceeds (excluding proceeds received in connection with the issuance of shares through our distribution reinvestment program). Payments collected by us in connection with the distribution fee and any upfront selling commissions will be considered underwriting compensation for purposes of the applicable FINRA rules. In addition, in the event that Class T stockholders tender their shares for repurchase by us prior to the third anniversary of the date they were admitted as a stockholder into the Company, such shares may be subject to a contingent deferred sales charge payable to our Dealer Manager, all or a portion of which may be considered underwriting compensation. See “Share Repurchase Program.” The maximum aggregate underwriting compensation collected from payments of distribution fees, upfront selling commissions and contingent deferred sales charges, if any, and any other sources will not exceed 10% of the gross offering proceeds from the sale of Class A and Class T shares in this offering. Shares of common stock issued under our distribution reinvestment plan will be excluded from this determination.

We have agreed to indemnify the participating broker-dealers, including the Dealer Manager and selected registered investment advisers, against certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the Dealer Manager Agreement. The broker-dealers participating in the offering of shares of our common stock are not obligated to obtain any subscriptions on our behalf, and we cannot assure you that any shares of common stock will be sold.

We may pay reduced selling commissions to will not pay any selling commissions in connection with the sale of shares to investors whose contracts for investment advisory and related brokerage services include a fixed or “wrap” fee feature. Investors may agree with their participating broker-dealer to reduce the amount of selling commissions payable with respect to the sale of their shares down to zero (i) if the investor has engaged the services of a registered investment adviser or other financial adviser who will be paid compensation for investment advisory services or other financial or investment advice or (ii) if the investor is investing through a bank trust account with respect to which the investor has delegated the decision-making authority for investments made through the account to a bank trust department. The net proceeds to us will not be affected by reducing the commissions payable in connection with such transaction. Neither our Dealer Manager nor its affiliates will directly or indirectly compensate any person engaged as an investment adviser or a bank trust department by a potential investor as an inducement for such investment adviser or bank trust department to advise favorably for an investment in our shares.

We or our affiliates also may provide permissible forms of non-cash compensation to registered representatives of our Dealer Manager and the participating broker-dealers. These non-cash compensation payments would not reduce the selling commissions or dealer manager fee that we pay participating broker-dealers. In no event will such items exceed an aggregate value of $100 per annum per participating salesperson, or be pre-conditioned on achievement of a sales target. The value of such items will be considered underwriting compensation in connection with this offering.

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We have agreed to indemnify the participating broker-dealers, including our Dealer Manager, against certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement. The broker-dealers participating in the offering of shares of our common stock are not obligated to obtain any subscriptions on our behalf, and we cannot assure you that any shares of common stock will be sold.

To the extent permitted by law and our charter, we will indemnify the selected broker-dealers and our Dealer Manager against some civil liabilities, including certain liabilities under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement.

Shares Purchased by Affiliates

Our executive officers and directors and their immediate family members, as well as officers and employees of our Adviser and its members and their affiliates and their immediate family members (including spouses, parents, grandparents, children and siblings) and other individuals designated by management, and, if approved by our board of directors, joint venture partners, consultants and other service providers, may purchase shares of our common stock in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. We expect that a limited number of shares of our common stock will be sold to individuals designated by management, net of all or a portion of the sales load. However, except for certain share ownership and transfer restrictions contained in our charter, there is no limit on the number of shares of our common stock that may be sold to such persons. In addition, the sales load or portions thereof may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales to certain institutional investors, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. The amount of net proceeds to us will not be affected by reducing or eliminating the sales load payable in connection with sales to such institutional investors and affiliates. Our Adviser and its affiliates will be expected to hold their shares of our common stock purchased as stockholders for investment and not with a view towards distribution.

Volume Discounts

We are offering volume discounts to investors who purchase more than $500,000 worth of our shares through the same participating broker-dealer in our offering. The net proceeds to us from a sale eligible for a volume discount will be the same, but the selling commissions payable to the participating broker-dealer will be reduced. The following table shows the discounted price per share and the reduced selling commissions payable for volume sales of our Class A and Class T shares.

Class A Shares

Dollar Amount of Shares	Purchase Price per Incremental Unit in Volume Discount Range(1)	Commission Rate

$1 — $500,000	$15.33	7.0%
$500,001 — $750,000	$15.18	6.0%
$750,001 — $1,200,000	$15.02	5.0%
$1,200,001 — $2,700,000	$14.87	4.0%
$2,700,001 — $6,000,000	$14.72	3.0%
$6,000,001 and up	$14.56	2.0%

(1) Assumes $15.33 per share offering price. Discounts will be adjusted appropriately for changes in the offering price.

We will apply the reduced selling price per share and selling commissions to the incremental shares within the indicated range only. Thus, for example, assuming a price per Class A share of $15.33, a purchase of $1,200,000 would result in a weighted average purchase price of $15.18 per share as shown below and 79,044.88 shares purchased:

$500,000 at $15.33 per share (total: 32,615.79 shares) and a 7.0% commission;

$250,000 at $15.18 per share (total: 16,469.04 shares) and a 6.0% commission; and

$450,000 at $15.02 per share (total: 29,960.05 shares) and a 5.0% commission;

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With respect to the Class T shares, the dealer manager may, at its sole discretion, enter into an agreement with a selected broker-dealer whereby such selected broker-dealer may aggregate subscriptions on part of a combined order for the purpose of offering investors reduced aggregate selling commissions. The specific terms of any such arrangement will be subject to negotiation between the dealer manager and the selected broker-dealer and will not reduce the amount of net proceeds available to us from the sale of our shares.

Subscriptions may be combined for the purpose of determining the volume discounts in the case of subscriptions made by any “purchaser,” as that term is defined below, provided all such shares are purchased through the same broker-dealer. The volume discount shall be prorated among the separate subscribers considered to be a single “purchaser.” Any request to combine more than one subscription must be made in writing submitted simultaneously with your subscription for shares, and must set forth the basis for such request. Any such request will be subject to verification by the Dealer Manager that all of such subscriptions were made by a single “purchaser.”

For the purposes of such volume discounts, the term “purchaser” includes:

An individual, his or her spouse and their children under the age of 21 who purchase the shares for his, her or their own accounts;

A corporation, partnership, association, joint-stock company, trust fund or any organized group of persons, whether incorporated or not;

An employees’ trust, pension, profit sharing or other employee benefit plan qualified under Section 401(a) of the Code;

All commingled trust funds maintained by a given bank; and

Any person or entity, or persons or entities, acquiring shares that are clients of and are advised by a single investment adviser registered with the Investment Advisers Act of 1940.

If a single purchaser described in the categories above wishes to have its orders so combined, that purchaser will be required to request the treatment in writing, which request must set forth the basis for the discount and identify the orders to be combined. Any request will be subject to our verification that all of the orders were made by a single purchaser.

Orders also may be combined for the purpose of determining the commissions payable in the case of orders by any purchaser described in any category above whom, within 90 days of its initial purchase of shares, orders additional shares. In this event, the commission payable with respect to the subsequent purchase of shares will equal the commission per share which would have been payable in accordance with the commission schedule set forth above if all purchases had been made simultaneously. Purchases subsequent to this 90-day period will not qualify to be combined for a volume discount as described herein.

In order to encourage purchases of shares of our common stock in excess of 400,000 shares, our Dealer Manager may, in its sole discretion, agree with a purchaser to reduce the sales load. However, in no event will the net proceeds to us be affected by such fee reductions. For the purposes of such purchases in excess of 400,000 shares, the term “purchaser” has the same meaning as defined above with respect to volume discount purchases.

Subscription Process

To purchase shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than $5,000 and pay such amount at the time of subscription. You should pay for your shares by delivering a check for the full purchase price of the shares, payable to “Triton Pacific Investment Corporation.” You should exercise care to ensure that the applicable subscription agreement is filled out correctly and completely.

By executing the subscription agreement, you will attest, among other things, that you:

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Have received the final prospectus;

Meet the suitability requirements described in this prospectus;

Are purchasing the shares for your own account;

Acknowledge that there is no public market for our shares; and

Are in compliance with the USA PATRIOT Act and are not on any governmental authority watch list.

We include these representations in our subscription agreement in order to prevent persons who do not meet our suitability standards or other investment qualifications from subscribing to purchase our shares.

Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. We may not accept a subscription for shares until at least five business days after the date you receive the final prospectus. Subject to compliance with Rule 15c2-4 of the Exchange Act, our Dealer Manager or the broker-dealers participating in the offering will promptly submit a subscriber’s check on the business day following receipt of the subscriber’s subscription documents and check. In certain circumstances where the suitability review procedures are lengthier than customary, a subscriber’s check will be promptly deposited in compliance with Exchange Act Rule 15c2-4. The proceeds from your subscription will be held in trust for your benefit, pending our acceptance of your subscription.

A sale of the shares may not be completed until at least five business days after the subscriber receives our final prospectus as filed with the SEC pursuant to Rule 497 of the Securities Act. Within ten business days of our receipt of each completed subscription agreement, we will accept or reject the subscription. If we accept the subscription, we will mail a confirmation within three days. If for any reason we reject the subscription, we will promptly return the check and the subscription agreement, without interest or deduction, within ten business days after rejecting it.

Investments by IRAs and Certain Qualified Plans

We will appoint one or more IRA custodians for investors of our common stock who desire to establish an IRA, SEP, or certain other tax-deferred accounts or transfer or rollover existing accounts. We will provide the name(s) of such IRA custodian(s) in a prospectus supplement. Our Adviser may determine to pay the fees related to the establishment of investor accounts with such IRA custodian(s), and it may also pay the fees related to the maintenance of any such accounts for the first year following its establishment. Thereafter, we expect the IRA custodian(s) to provide this service to our stockholders with annual maintenance fees charged at a discounted rate. In the future, we may make similar arrangements for our investors with other custodians. Further information as to custodian services is available through your broker or may be requested from us.

Supplemental Sales Material

In addition to this prospectus, we intend to use supplemental sales material in connection with the offering of our shares, although only when accompanied by or preceded by the delivery of the prospectus, as supplemented. We will submit all supplemental sales material to the SEC or FINRA for review prior to distributing such material. The supplemental sales material does not contain all of the information material to an investment decision and should only be reviewed after reading the prospectus. The sales material expected to be used in permitted jurisdictions includes:

investor sales promotion brochures;

cover letters transmitting the prospectus;

brochures containing a summary description of the offering;

fact sheets describing the general nature of Triton Pacific Investment Corporation, Inc. and our investment objectives;

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asset flyers describing our recent investments;

broker promotional brochures (electronic and physical) and updates;

online investor presentations;

third-party article reprints;

website material;

electronic media presentations; and

client seminars and seminar advertisements and invitations.

All of the foregoing material will be prepared by our Adviser or its affiliates with the exception of the third-party article reprints, if any. In certain jurisdictions, some or all of such sales material may not be available. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

We are offering shares in this offering only by means of this prospectus. Although the information contained in our supplemental sales materials will not conflict with any of the information contained in the prospectus, as supplemented, the supplemental materials do not purport to be complete and should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

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LIQUIDITY STRATEGY

Our shares have no history of public trading. We do not intend to list our shares on any securities exchange during the offering period nor for a substantial period thereafter and we do not expect any secondary market in our shares to develop in the foreseeable future. While a BDC may list its shares for trading in the public markets, we have elected not to do so for at least a substantial period. We believe that a non-traded structure is more appropriate for the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view similar to that of other types of private investment funds—instead of managing to quarterly market expectations—and to pursue our investment objectives without subjecting our investors to the daily share price volatility associated with the public markets.

As a result, you should not expect to be able to resell your shares regardless of how we perform and, if you are able to sell your shares, you are likely to receive less than your purchase price. Upon completion of this offering, we expect stockholders will receive a series of special distributions from micro-exits resulting from the sale of our private equity investments and the maturity of our debt investments. This is similar to how liquidity is obtained by investors in most private equity funds. To the extent the portfolio has not been liquidated between five and seven years following the completion of this offering, we currently intend to seek a liquidity event; however, the offering period may be extended for an indefinite period. Accordingly, stockholders should consider that they may not have access to the money they invest for an indefinite period of time until we complete a liquidity event. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) a listing of our common stock on a national securities exchange; (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation; or (3) a merger or another transaction approved by our board of directors in which our stockholders likely will receive cash or shares of a publicly traded company, including potentially a company that is an affiliate of us. Provided that we offer Class T shares, upon the occurrence of a liquidity event, all Class T shares will automatically convert into Class A shares and the distribution fee will terminate. While our intention is to seek to complete a liquidity event within five to seven years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. As such, there can be no assurance that we will complete a liquidity event at all.

Should we not be able to do so within seven years following the end of this offering, subject to the authority of the independent directors or the rights of the stockholders to postpone liquidation, we will cease to make investments in new portfolio companies and will begin the orderly liquidation of our assets (which may include allowing our debt securities to mature and disposing of our equity interests to the extent feasible). However, upon the vote of a majority of stockholders eligible to vote at any stockholder meeting, we may suspend any such liquidation for such time as the stockholders may agree or we may extend the date upon which we must cease to make investments in new portfolio companies and begin an orderly liquidation of our assets for up to three consecutive periods of 12 months each upon the vote of a majority of our independent directors. Further, if we do list our shares, they may trade below our net asset value per share, as is common with publicly-traded closed-end funds. As a result of these factors, an investment in our shares is not suitable for investors who require short or medium term liquidity.

In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, market conditions, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our common stock, internal management requirements to become a perpetual life company and the potential for stockholder liquidity. If our shares are listed, we cannot assure you a public trading market will develop. In addition, if we determine to pursue a listing of our securities on a national securities exchange, at that time we may consider either an internal or an external management structure. Should we seek to internalize our management structure, you should be aware that such internalization might involve the purchase of our Adviser or an alternative transaction structure that could create a conflict of interest between us and our management team. If we undertake such internalization, any such transaction will be negotiated and overseen by our independent directors.

Since a portion of the offering price from the sale of shares in this offering will be used to pay expenses and fees, the full offering price paid by stockholders will not be invested. As a result, even if we do complete a liquidity event, you may not receive a return of all of your invested capital. You should also be aware that shares of publicly-traded closed-end investment companies frequently trade at a discount to their net asset value per share. If our shares are eventually listed on a national

146

exchange, we would not be able to predict whether our common stock would trade above, at or below net asset value per share. This risk is separate and distinct from the risk that our net asset value per share may decline.

To provide interim liquidity to our stockholders, we plan, but are not required, to conduct quarterly repurchase offers pursuant to our share repurchase program in accordance with the Company Act. Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased and Class A and Class T shares may be subject to a contingent deferred sales charge. See “Share Repurchase Program” for a detailed description of our proposed share repurchase program.

147

SHARE REPURCHASE PROGRAM

We do not intend to list our shares on any securities exchange during this offering and for a substantial period thereafter and we do not expect a public market for our shares to develop in the foreseeable future. Therefore, stockholders should not expect to be able to sell their shares promptly or at a desired price. No stockholder will have the right to require us to repurchase any of his or her shares. Because no public market will exist for our shares, and none is expected to develop, stockholders will not be able to liquidate their investment prior to our listing, liquidation or other liquidity event, other than through our share repurchase program, or, in limited circumstances, as a result of transfers of shares to other eligible investors.

As soon as practicable, and on a quarterly basis thereafter, we intend to offer to repurchase shares on such terms as may be determined by our board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of our board of directors, such repurchases would not be in the best interests of our stockholders or would violate applicable law. Under the Maryland General Corporation Law, a Maryland corporation may not make a distribution to stockholders, including pursuant to our repurchase program, if, after giving effect to the distribution, (i) the corporation would not be able to pay its indebtedness in the ordinary course or (ii) the corporation’s total assets would be less than its total liabilities plus preferential amounts payable on dissolution with respect to preferred stock. We anticipate conducting such repurchase offers in accordance with the requirements of Rule 13e-4 of the Exchange Act and the Company Act. In months in which we repurchase shares, we expect to conduct repurchases on the same date that we hold our closings for the sale of shares in this offering.

The board also will consider the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

The effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

The liquidity of our assets (including fees and costs associated with disposing of assets);

Our investment plans and working capital requirements;

The relative economies of scale with respect to our size;

Our history in repurchasing shares or portions thereof; and

The condition of the securities markets.

We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, we do not expect to repurchase shares in any calendar year in excess of 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter though the actual number of shares that we offer to repurchase may be less in light of the limitations noted above. Our board of directors reserves the right, in its sole discretion, to limit the number of shares to be repurchased for each class by applying the limitations on the number of shares to be repurchased, noted above, on a per class basis. We further anticipate that we will offer to repurchase such shares on each date of repurchase at a price equal to 90% of the current offering price on each date of repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that you tender for repurchase. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the Company Act.

The board of directors will require that we repurchase shares or portions thereof from you pursuant to written tenders only on terms they determine to be fair to us and to all of our stockholders. Repurchases of your shares by us will be paid in cash.

148

Repurchases will be effective after receipt and acceptance by us of all eligible written tenders of shares from our stockholders. Our Adviser, our Sub-Adviser, our directors and their respective affiliates are prohibited from receiving a fee in any repurchase by us of our shares.

When the board of directors determines that we will offer to repurchase shares, we will furnish tender offer materials to you describing the terms of repurchase, and containing information you should consider in deciding whether and how to participate in the repurchase opportunity.

Any tender offer presented to our stockholders will remain open for a minimum of 20 business days following the commencement of the tender offer. In the materials that we will send to our stockholders, we will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the tender offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which shares may be tendered) sent to our stockholders, we will send revised materials reflecting such changes and will extend the tender offer period by a minimum of an additional five business days. If the price at which shares may be tendered is changed, we will extend the tender offer period by a minimum of an additional ten business days.

In order to submit shares to be tendered, stockholders will be required to complete a letter of transmittal, which will be included in the materials sent to our stockholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the tender offer, stockholders may withdraw their tenders by submitting a notice of withdrawal to us. If shares have not been accepted for payment by us, tenders may be withdrawn any time prior to 40 business days following the expiration of the tender offer.

We will not repurchase shares, or fractions thereof, if such repurchase will cause us to be in violation of the securities or other laws of the United States, Maryland or any other relevant jurisdiction.

If any of our Adviser’s affiliates holds shares, any such affiliates may tender shares in connection with any repurchase offer we make on the same basis as any other stockholder. Except for the initial capital contribution of our Adviser, our Adviser will not tender its shares for repurchase as long as our Adviser remains our investment adviser.

We intend to rely on an exemptive order from the SEC to provide relief from Rule 102 of Regulation M under the Securities Exchange Act of 1934, as amended, in connection with our proposed share repurchase program. If we modify any of the material terms of our proposed share repurchase program, including the price at which we would offer to make repurchases, we will reflect such revisions in a sticker supplement to the prospectus.

You have the option of placing a transfer on death, or “TOD,” designation on your shares purchased in this offering. A TOD designation transfers ownership of your shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of the shares. However, this option is not available to residents of the states of Louisiana or North Carolina. If you would like to place a TOD designation on your shares, you must check the TOD box on the subscription agreement and you must complete and return the transfer on death form available upon request to us in order to effect the designation.

Contingent Deferred Sales Charge

If you wish to tender your Class T common stock for repurchase by us prior to the third anniversary of the date you were admitted as a stockholder of such class into the Company, such shares may be subject to a contingent deferred sales charge. The contingent deferred sales charge is payable on a declining annual basis over the course of five years, as described in the table below, and is not payable with respect to Class T shares issued under our distribution reinvestment plan. The contingent deferred sales charge is not payable with respect to the Class A shares. The contingent deferred sales charge will be calculated based upon the lesser of the estimated value of such shares as of the date of repurchase and the public offering price at the time such shares were purchased. Shares received pursuant to our distribution reinvestment plan are not subject to the contingent deferred sales charge. If you tender a portion of your shares, shares received pursuant to our distribution reinvestment plan will be redeemed first. After all such shares have been redeemed, shares will be redeemed on a first-in, first-out basis.

149

Tender Period	Percentage Deducted Upon Class T Share Repurchase
Prior to first anniversary	3.5%
Prior to second anniversary	2.25%
Prior to third anniversary	1.0%

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

We have entered into a Fund Services Agreement with Gemini Fund Services, LLC, pursuant to which Gemini agreed to serve as our transfer agent, distribution paying agent and registrar. The Agreement is for a one-year term and will renew automatically for successive one-year terms, subject to the approval of our board of directors. We have also entered into an agreement with the Bank of New York to serve as our custodian. The agreement with Bank of New York may be terminated by either party without penalty upon 60 days’ written notice to the other party.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to use brokers infrequently in the normal course of our business. Subject to policies established by our board of directors, our Adviser will be primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Adviser does not anticipate executing transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities.

LEGAL MATTERS

Certain legal matters regarding our shares of common stock offered by this prospectus have been passed upon for us by Alston & Bird LLP. Certain matters with respect to Maryland law have been passed upon for us by Baker & Hostetler LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FGMK, LLC, an independent registered public accounting firm located at 2801 Lakeside Drive, Bannockburn, IL 60015 has audited our financial statements as of December 31, 2014.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Any stockholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Under the MGCL, our stockholders are entitled to inspect and copy, upon written request during usual business hours, the following corporate documents: (i) our charter, (ii) our bylaws, (iii) minutes of the proceedings of our stockholders, (iv) annual statements of affairs and (v) any voting trust agreements. A stockholder may also request access to any other corporate records, which may be evaluated solely in the discretion of our board of directors.

We intend to maintain an alphabetical list of the names, addresses and telephone numbers of our stockholders, along with the number of shares of our common stock held by each of them, as part of our books and records and will be available for inspection by any stockholder at our office. We intend to update the stockholder list at least quarterly to reflect changes in the information contained therein including substituted investors. In the case of assignments, where the assignee does not become

150

a substituted investor, we will recognize the assignment not later than the last day of the calendar month following a receipt of notice assignment and required documentation. In addition to the foregoing, Rule 14a-7 under the Exchange Act, provides that, upon the request of a stockholder and the payment of the expenses of the distribution, we are required to distribute specific materials to stockholders in the context of the solicitation of proxies for voting on matters presented to stockholders or provide requesting stockholders with a copy of the list of stockholders so that the requesting stockholders may make the distribution of proxies themselves. If a proper request for the stockholder list is not honored, then the requesting stockholder will be entitled to recover certain costs incurred in compelling the production of the list as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a stockholder will not have the right to, and we may require a requesting stockholder to represent that it will not, secure the stockholder list or any other information for any commercial purpose of not related to the requesting stockholder’s interest in our affairs. We may also require such stockholder sign a confidentiality agreement in connection with the request.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PRIVACY NOTICE

We are committed to protecting your privacy and to safeguarding your nonpublic information. This privacy notice explains our privacy policies.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. Included in the information we collect from you is your name, address, e-mail, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

Authorized Employees of our Adviser. It is our policy that only authorized employees of our Adviser who need to know your personal information will have access to it.

Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

OTHER

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. As a BDC, we are prohibited from protecting any officer or director against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of each person’s office.

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements in this prospectus are not historical facts, but rather are based on current expectations, estimates and projections about, us, our prospective portfolio investments, our industry and our assumptions. Forward-looking statements may include statements as to:

our future operating results;

our business prospects and the prospects of potential investments;

the impact of the investments that we expect to make;

the ability of our investments to achieve their objectives;

our expected financings and investments;

the adequacy of our cash resources and working capital; and

the timing of cash flows, if any, from the operations of the companies in which we invest.

In addition, words such as “anticipate,” “believe,” “expect,” “intend,” “seeks,” “would” and “should” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements in this prospectus are not guarantees of future performance and involve risks, uncertainties and other factors, many of which will be beyond our control and difficult to predict. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

changes in the economy, including changes in interest rates;

risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters;

future changes in laws or regulations and conditions in our operating areas;

our dependence on key personnel of our Adviser; and

our, and our Adviser’s, inexperience in operating a business development company.

Although we believe that the assumptions on which the forward-looking statements in this prospectus are based are reasonable, any of those assumptions could prove to be inaccurate. As a result, the statements based on those assumptions could be inaccurate. Accordingly, the inclusion of forward-looking statements in this prospectus should not be regarded as a representation that our plans and objectives will be achieved and you should not place undue reliance on those statements.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and, except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to review any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933.

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TRITON PACIFIC INVESTMENT CORPORATION, INC.

INDEX TO FINANCIAL STATEMENTS

Financial Statements for the nine months ended September 30, 2015

F-1

TRITON PACIFIC INVESTMENT CORPORATION, INC.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	September 30, 2015 (unaudited)	December 31, 2014
ASSETS

Affiliate Investments, at fair value (amortized cost - $1,850,099 and $0, respectively)	$1,850,099	$-
Non-affiliate Investments, at fair value (amortized cost - $3,041,707 and $1,472,094, respectively)	3,051,836	1,471,307
Cash	998,056	1,654,492
Receivable for investments sold	-	249,375
Principal and interest receivable	12,966	900
Prepaid expenses	47,416	38,044
Reimbursement due from Adviser (see Note 4)	211,686	252,979

TOTAL ASSETS	$6,172,059	$3,667,097

LIABILITIES AND NET ASSETS

LIABILITIES
Payable for investments purchased	$233,125	$246,250
Accounts payable and accrued liabilities	225,000	304,643
Stockholder distributions payable	8,050	-
Due to related parties (see Note 4)	21,325	18,300
TOTAL LIABILITIES	487,500	569,193

COMMITMENTS AND CONTINGENCIES (see Note 9)

TEMPORARY EQUITY
Contingently redeemable common shares (see Note 9)
0 and 87,481.04 shares issued and outstanding respectively	-	1,181,037
	-	1,181,037

NET ASSETS
Common stock, $0.001 par value,
75,000,000 shares authorized,
421,926.16 and 141,993.2 shares issued and outstanding respectively	422	229
Capital in excess of par value	5,671,816	1,899,340
Accumulated undistributed net realized gains	2,192	1,875
Accumulated undistributed net investment income	-	16,211
Accumulated unrealized appreciation on investments	10,129	(788)
TOTAL NET ASSETS	5,684,559	1,916,867

TOTAL LIABILITIES AND NET ASSETS	$6,172,059	$3,667,097

Net asset value per share of common stock at year end	$13.47	$13.50

The accompanying notes are an integral part of these statements.

F-2

Triton Pacific Investment Corporation, Inc.

CONSOLIDATED Statements of Operations

(Unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2015	2014	2015	2014

INVESTMENT INCOME
Interest from affiliate investments	$99	$-	$99	$-
Interest from non-control/ non-affiliate investments	41,337	55	101,638	93
Fee income from non-control/ non-affiliate investments	155	-	982	-

Total investment income	41,591	55	102,719	93

OPERATING EXPENSES
Management fees	27,471	15,885	66,812	39,236
Capital gains incentive fees (see Notes 2 and 4)	(1,954)	-	3,489	-
Board fees	-	20,250	-	66,750
Administrator expense	62,241	37,573	188,120	103,386
Professional fees	33,376	9,950	126,210	37,325
Insurance expense	14,609	-	45,458	-
Other operating expenses	12,004	22,454	18,508	29,725

Total operating expenses	147,747	106,112	448,597	276,422

Expense reimbursement from Adviser	(147,747)	(106,057)	(448,597)	(276,329)

Net expenses	-	55	-	93

Net investment income	41,591	-	102,719	-

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on unaffiliated investments	-	-	7,321	-
Net increase (decrease) in unrealized appreciation (depreciation) on unaffiliated investments	(9,767)	-	10,918	-

Total net realized and unrealized gain (loss) on investments	(9,767)	-	18,239	-

NET INCREASE IN NET ASSETS FROM OPERATIONS	$31,824	$-	$120,958	$-

PER SHARE INFORMATION - Basic and Diluted
Net increase in net assets resulting from operations per share	$0.09	$-	$0.41	$-

Weighted average common shares outstanding - basic and diluted	363,214	203,189	296,619	81,195

The accompanying notes are an integral part of these statements.

F-3

Triton Pacific Investment Corporation, Inc.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

NINE MONTHS ended SEPTEMBER 30, 2015 and 2014

(UNAUDITED)

	2015	2014
Operations
Net investment income	$102,719	$-
Net realized gain on investments	7,321	-
Net increase in unrealized appreciation on investments	10,918	-
Net increase in net assets resulting from operations	120,958	-
Stockholder distributions (see Note 5)
Distributions from net investment income	(118,929)	-
Distributions from net realized gain on investments	(7,002)	-
Net decrease in net assets resulting from stockholder distributions	(125,931)	-
Capital share transactions
Issuance of common stock (see Note 3)	2,536,036	2,702,248
Less contingently redeemable common stock	-	(1,181,037)
Reinvestment of stockholder distributions (see Note 3)	65,514	-
Offering costs	(9,922)	-
Net increase in net assets resulting from capital share transactions	2,591,628	1,521,211

Total increase in net assets	2,586,655	1,521,211
Net assets at beginning of period	1,916,867	200,003
Temporary equity reclassed as permanent equity	1,181,037	-
Net assets at end of period	$5,684,559	$1,721,214
Accumulated undistributed net investment income	$-	$-
Accumulated undistributed net realized gains	$2,192	$-

The accompanying notes are an integral part of these statements.

F-4

TRITON PACIFIC INVESTMENT CORPORATION, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Nine months ended September 30,
	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$120,958	$-
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used by) operating activities
Purchases of investments	(3,809,500)	-
Proceeds from sales and repayments of investments	400,960	-
Net realized gain from investments	(7,321)
Net increase in unrealized appreciation on investments	(10,918)	-
Accretion of discount	(3,750)	-
Net increase in paid-in-kind interest	(99)	-
Increases and decreases in assets and liabilities
Principal and interest receivable	(12,066)	-
Receivable for investments sold	249,375	-
Prepaid expenses	(9,372)	(55,723)
Reimbursement due from Adviser	41,293	(276,329)
Payable for investments purchased	(13,125)	-
Accounts payable and accrued liabilities	(79,643)	368,146
Due to related parties	3,025	-
NET CASH PROVIDED BY (USED BY) OPERATING ACTIVITIES	(3,130,183)	36,094

CASH FLOWS FROM INVESTING ACTIVITIES
Net increase (decrease) in restricted cash held in escrow	-	124,000
NET CASH PROVIDED BY INVESTING ACTIVITIES	-	124,000

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of common stock	2,536,036	1,361,211
Issuance of temporary common stock	-	1,181,037
Stockholder distributions	(60,417)	-
Increases in distributions payable	8,050	-
Offering costs	(9,922)	-
NET CASH PROVIDED BY FINANCING ACTIVITIES	2,473,747	2,542,248

NET INCREASE (DECREASE) IN CASH	(656,436)	2,702,342

CASH - BEGINNING OF PERIOD	$1,654,492	$85

CASH - END OF PERIOD	$998,056	$2,702,427

Supplemental schedule of non-cash investing activities
Deferred offering costs funded by affiliates	$-	$193,721
Reinvestment of stockholder distributions	$65,514	$-

The accompanying notes are an integral part of these statements.

F-5

TRITON PACIFIC INVESTMENT CORPORATION, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2015

(UNAUDITED)

Portfolio Company	Footnotes	Industry	Rate (b)	Floor	Maturity	Principal Amount/ Number of Shares	Amortized Cost(f)	Fair Value(c)
Senior Secured Loans—First Lien—40.93%
CareCentrix		Healthcare & Pharmaceuticals	L+5.00% (6.00%)	1.0%	7/8/2021	$200,000	$195,167	$195,750
Curo Health		Healthcare & Pharmaceuticals	L+5.00% (6.50%)	1.0%	2/7/2022	124,375	123,244	124,790
FHC Health Systems, Inc.		Healthcare & Pharmaceuticals	L+3.75% (4.75%)	1.0%	12/23/2021	124,375	123,306	122,899
Flavors Holdings, Inc. Tranche B		Beverage, Food & Tobacco	L+5.75% (6.75%)	1.0%	4/3/2020	118,750	114,654	113,258
GK Holdings, Inc.		Business Services	L+5.50% (6.50%)	1.0%	1/20/2021	124,063	122,934	123,597
Global Healthcare Exchange		Healthcare & Pharmaceuticals	L+4.50% (5.50%)	1.0%	8/15/2022	150,000	149,347	150,563
Jackson Hewitt		Business Services	L+7.00% (8.00%)	1.0%	7/30/2020	200,000	196,111	197,000
Jeld-Wen, Inc.		Wholesale Trade-Durable Goods	L+4.25% (5.25%)	1.0%	10/15/2021	124,063	122,997	124,063
Mister Car Wash, Inc.		Automotive Repair, Services, and Parking	L+4.00% (5.00%)	1.0%	8/20/2021	123,438	122,372	123,489
Natel Engineering		High Tech Industries	L+5.75% (6.75%)	1.0%	4/10/2020	123,438	122,275	123,745
Omnitracs, LLC		Transportation: Cargo	L+3.75% (4.75%)	1.0%	11/25/2020	123,742	122,963	123,124
Paradigm Outcomes		Healthcare & Pharmaceuticals	L+5.00% (6.00%)	1.0%	6/2/2022	124,688	122,872	123,752
Ranpak Corp.		Paper and Allied Products	L+3.25% (4.75%)	1.0%	10/1/2021	122,725	122,459	122,227
SITEL Worldwide		Business Services	L+5.50% (6.50%)	1.0%	9/18/2021	200,000	198,079	198,251
TIBCO Software		High Tech Industries	L+5.50% (6.50%)	1.0%	12/4/2020	124,375	122,176	123,442
Verdesian Life Sciences LLC		Wholesale Trade-Nondurable Goods	L+5.00% (6.00%)	1.0%	7/1/2020	237,354	235,308	237,354
Total Senior Secured Loans—First Lien						$2,345,386	$2,316,264	$2,327,304

Senior Secured Loans—Second Lien—12.75%
Flavors Holdings, Inc.		Beverage, Food & Tobacco	L+10.00% (11.00%)	1.0%	10/3/2021	125,000	120,710	119,375
GK Holdings, Inc.		Business Services	L+9.50% (10.50%)	1.0%	1/21/2022	125,000	122,743	123,125
Hostess Brands		Beverage, Food & Tobacco	L+7.50% (8.50%)	1.0%	8/3/2023	250,000	248,865	250,781
Oxbow		Metals & Mining	L+7.00 (8.00%)	1.0%	1/17/2020	250,000	233,125	231,251
Total Senior Secured Loans—Second Lien						$750,000	$725,443	$724,532

Subordinated Convertible Debt—10.56%
Javlin Capital LLC Subordinated Convertible No	(e)	Specialty Finance	6.00%		3/31/2020	600,099	600,099	600,099
Total Subordinated Convertible Debt						$600,099	$600,099	$600,099

Equity/Other—21.99%
ACON IWP Investors I, L.L.C.	(a)	Healthcare & Pharmaceuticals				500,000	500,000	500,000
Javlin Capital LLC Class C-2 Preferred Units	(a) (d) (e)	Specialty Finance				214,286	750,000	750,000
Total Equity/Other						$714,286	$1,250,000	$1,250,000

TOTAL INVESTMENTS—86.23%							$4,891,806	$4,901,935
OTHER ASSETS IN EXCESS OF LIABILITIES—13.77%								$782,624
NET ASSETS - 100.0%								$5,684,559

(a)	Affiliated investment as defined by the 1940 Act, whereby the Company owns between 5% and 25% of the portfolio company’s outstanding voting securities and the investments are not classified as controlled investments. The aggregate fair value of non-controlled, affiliated investments at September 30, 2015 represented 32.55% of the Company’s net assets. Fair value as of September 30, 2015 along with transactions during the period ended September 30, 2015 in affiliated investments were as follows):

		Period ended September 30, 2015

	Fair Value at	Gross Additions	Gross Reductions	Fair Value at	Net Realized
Non-controlled, Affiliated Investments	June 30, 2015	(Cost)*	(Cost)**	September 30, 2015	Gain (Loss)
ACON IWP Investors I, L.L.C.	$500,000	$-	$-	$500,000	$-
Javlin Capital, LLC, Convertible Note	750,000	-	-	750,000
Javlin Capital, LLC, C-2 Preferred Units	-	600,099	-	600,099	-
Total	$1,250,000	$600,099	$-	$1,850,099	$-

*Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
**Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

(b)	Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate spread. As of September 30, 2015, the three-month London Interbank Offered Rate, or LIBOR, was 0.3255%.
(c)	Fair value and market value are determined by the Company’s board of directors (see Note 7.)
(d)	Security held within TPJ Holdings, Inc., a wholly-owned subsidiary of the Company. See Note 2 for a dicussion on the basis of consolidation.
(e)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than a qualifying asset, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the business development company’s total assets. As of September 30, 2015, 78.1% of the Company’s total assets represented qualifying assets.
(f)	See Note 5 for a discussion of the tax cost of the portfolio.

The accompanying notes are an integral part of these statements.

F-6

TRITON PACIFIC INVESTMENT CORPORATION, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2014

Portfolio Company	Footnotes	Industry	Rate (b)	Maturity	Principal Amount	Amortized Cost	Fair Value
Senior Secured Loans—First Lien—70.6%
Mannington Mills, Inc.		Construction Special Trade Contractors	L+3.75% (4.75%)	10/1/2021	$249,375	$246,964	$246,258
Jeld-Wen, Inc.		Wholesale Trade-Durable Goods	L+4.25% (5.25%)	10/15/2021	125,000	123,795	124,219
Mister Car Wash, Inc.		Automotive Repair, Services, and Parking	L+4.00% (5.00%)	9/24/2021	124,375	123,482	124,738
Ranpak Corp.		Paper and Allied Products	L+3.75% (4.75%)	10/1/2021	124,668	124,387	124,221
Verdesian Life Sciences LLC		Wholesale Trade-Nondurable Goods	L+5.00% (6.00%)	7/1/2020	246,839	244,447	245,604
Flavors Holdings, Inc. Tranche B		Beverage, Food & Tobacco	L+5.75% (6.75%)	4/7/2020	123,438	118,650	118,191
FHC Health Systems, Inc.	(a)	Healthcare & Pharmaceuticals	L+4.00% (5.00%)	12/23/2021	125,000	123,839	124,063
TIBCO Software	(a)	High Tech Industries	L+5.50% (6.50%)	12/5/2020	125,000	122,589	121,563
Omnitracs, LLC		Transportation: Cargo	L+3.75% (4.75%)	11/25/2020	124,686	123,774	123,075
Total Senior Secured Loans—First Lien					$1,368,401	$1,351,927	$1,351,932

Senior Secured Loans—Second Lien—6.2%
Flavors Holdings, Inc.		Beverage, Food & Tobacco	L+10.00% (11.00%)	10/7/2021	125,000	120,167	119,375
Total Senior Secured Loans—Second Lien					$125,000	$120,167	$119,375

TOTAL INVESTMENTS—76.8%						$1,472,094	$1,471,307
OTHER ASSETS IN EXCESS OF LIABILITIES—33.2%							$445,560
NET ASSETS-100.0%							$1,916,867

(a)	Position unsettled as of December 31, 2014.
(b)	Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate spread. As of December 31, 2014, the three-month London Interbank Offered Rate, or LIBOR, was 0.25%.

The accompanying notes are an integral part of these statements.

F-7

Triton Pacific Investment Corporation, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

NOTE 1 – DESCRIPTION OF BUSINESS

Triton Pacific Investment Corporation, Inc. (the “Company”), incorporated in Maryland on April 29, 2011, is a private equity fund, structured as a business development company, that primarily makes equity, structured equity and debt investments in small to mid-sized private U.S. companies. Structured equity refers to derivative investment products, including convertible notes and warrants, designed to facilitate highly customized risk-return objectives Pursuant to the Articles of Incorporation, the Company is authorized to issue 75,000,000 shares of common stock with a par value of $0.001 per share. Additionally, the Company is authorized to issue 25,000,000 shares of preferred stock with a par value of $0.001 per share. The Company is offering for sale a maximum of 20,000,000 shares of common stock at an initial price of $15.00 per share, on a “best efforts” basis pursuant to a registration statement on Form N-2 filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Offering”). On June 25, 2014, the Company met its minimum offering requirement of $2,500,000 and released all shares held in escrow.

The Company invests either alone or together with other private equity sponsors. The Company is an externally managed, non-diversified closed-end investment company that has elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, or the Company Act. As a BDC, the Company is required to comply with certain regulatory requirements. The Company has elected to be treated for U.S. federal income tax purposes, and intends to annually qualify as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue code of 1986, as amended, or the Code. As of September 30, 2015, the Company has one wholly-owned subsidiary through which it holds interest in a non-controlled, affiliated portfolio company. The unaudited consolidated financial statements include both the Company’s accounts and the accounts of its wholly-owned subsidiary as of September 30, 2015. All significant intercompany transactions have been eliminated in consolidation. The Company’s consolidated subsidiary is subject to U.S. federal and state income taxes.

Triton Pacific Adviser, LLC (“Adviser”) serves as the Investment Adviser and TFA Associates, LLC (“TFA”) serves as the Administrator. Each of these entities are affiliated with Triton Pacific Group, Inc., a private equity investment management firm, and its subsidiary Triton Pacific Capital Partners, LLC, a private equity investment fund management company, each focused on debt and equity investments for small to mid-sized private companies.

The Adviser was formed in Delaware as a private investment management firm and is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, or the Advisers Act. The Adviser oversees the management of the Company’s activities and is responsible for making the investment decisions for the portfolio.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation. These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and the rules and regulations of the Securities and Exchange Commission for interim financial statements. These financial statements reflect all adjustments and accruals of a normal recurring nature that, in the opinion of management, are necessarily indicative of results expected for any future period. These interim unaudited financial statements and related notes should be read in conjunction with the financial statements and related notes included in the Company’s annual report on Form 10-K for the year ended December 31, 2014.

Management Estimates and Assumptions. The preparation of unaudited financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F-8

Cash. All cash balances are maintained with high credit quality financial institutions which are members of the Federal Deposit Insurance Corporation. The Company maintains cash balances that may exceed federally insured limits.

Valuation of Portfolio Investments. The Company determines the net asset value of its investment portfolio each quarter. Securities that are publicly-traded are valued at the reported closing price on the valuation date. Securities that are not publicly-traded are valued at fair value as determined in good faith by the Company’s board of directors. In connection with that determination, the Adviser provides the Company’s board of directors with portfolio company valuations which are based on relevant inputs which may include indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, the Company undertakes a multi-step valuation process each quarter, as described below:

•	the Company’s quarterly valuation process begins with the Adviser’s management team providing a preliminary valuation of each portfolio company or investment to the Company’s board of directors, which valuation may be obtained from an independent valuation firm, if applicable;

•	preliminary valuation conclusions are then documented and discussed with the Company’s board of directors;

•	the Company’s board of directors reviews the preliminary valuation and the Adviser’s management team, together with its independent valuation firm, if applicable, responds and supplements the preliminary valuation to reflect any comments provided by the board of directors; and

•	the Company’s board of directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on various statistical and other factors, including the input and recommendation of the Adviser and any third-party valuation firm, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Company’s financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Company’s financial statements. Below is a description of factors that the Company’s board of directors may consider when valuing the Company’s debt and equity investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Company may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that the Company’s board of directors may consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing the Company’s debt investments. The determination of fair market value for the equity positions were determined by considering, among other factors, various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues and market comparables.

F-9

The fair values of the Company’s investments are determined in good faith by the Company’s board of directors. The Company’s board of directors is solely responsible for the valuation of the Company’s portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and consistently applied valuation process.

Revenue Recognition. Security transactions are accounted for on the trade date. The Company records interest income on an accrual basis to the extent it expects to collect such amounts. The Company records dividend income on the ex-dividend date. The Company does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. Loan origination fees, original issue discount and market discount are capitalized and the Company amortizes such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Upfront structuring fees are recorded as fee income when earned. The Company records prepayment premiums on loans and securities as fee income when it receives such amounts.

Net Realized Gains or Losses, and Net Change in Unrealized Appreciation or Depreciation. Gains or losses on the sale of investments are calculated by using the specific identification method. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized.

Capital Gains Incentive Fees. The Company has entered into an investment advisory agreement with the Adviser dated as of July 27, 2012. Pursuant to the terms of the investment advisory agreement, the Incentive Fee shall be determined and payable in arrears as of the end of each quarter, upon liquidation of the Company or upon termination of this Agreement, as of the termination date, and shall equal 20.0% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each quarter, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Incentive Fees. The fee for the three months ended September 30, 2015 was $(1,954), all of which was for Incentive Fees calculated on unrealized losses. The fee for the nine months ended September 30, 2015 was $3,490, of which $2,026 was for Incentive Fees calculated on unrealized gains.

For purposes of calculating the foregoing: (1) the calculation of the Incentive Fee shall include any capital gains that result from cash distributions that are treated as a return of capital; (2) any such return of capital shall be treated as a decrease in the Company’s cost basis of an investment; and (3) all fiscal year-end valuations shall be determined by the Company in accordance with generally accepted accounting principles, applicable provisions of the Company Act (even if such valuation is made prior to the date on which the Company has elected to be regulated as a BDC) and the Company’s pricing procedures. In determining the Incentive Fee payable to the Adviser, the Company will calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each of the investments in its portfolio. For this purpose, aggregate realized capital gains, if any, will equal the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since inception. Aggregate realized capital losses will equal the sum of the amounts by which the net sales price of each investment, when sold, is less than the cost of such investment since inception. Aggregate unrealized capital depreciation will equal the sum of the difference, if negative, between the valuation of each investment as of the applicable date and the original cost of such investment. At the end of the applicable period, the amount of capital gains that serves as the basis for the Company’s calculation of the Incentive Fees will equal the aggregate realized capital gains less aggregate realized capital losses and less aggregate unrealized capital depreciation with respect to its portfolio of investments. If this number is positive at the end of such period, then the Incentive Fees for such period will be equal to 20% of such amount, less the aggregate amount of any Incentive Fees paid in respect of its portfolio in all prior periods.

Offering Costs. The Company has incurred certain expenses in connection with registering to sell shares of its common stock in connection with the Offering. These costs principally relate to professional and filing fees. Simultaneously with selling common shares, the deferred offering costs were and will be charged to stockholders’ equity. The Adviser may reimburse the Company for all or part of these amounts pursuant to the Expense Support and Conditional Reimbursement Agreement (“Expense Reimbursement Agreement”) discussed below. As of September 30, 2015 and December 31, 2014, $1,574,617 and $1,060,438,

F-10

respectively, of offering costs have been reclassified and included as part of the Expense Reimbursement Agreement and accordingly included in Reimbursement due from the Adviser.

Distributions. Distributions to the Company’s stockholders are recorded as of the record date. Subject to the discretion of the Company’s board of directors and applicable legal restrictions, the Company intends to authorize and declare ordinary cash distributions on a monthly basis and pay such distributions on a monthly basis.

Income Taxes. The Company has elected to be treated for federal income tax purposes, and intends to annually qualify thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Code. Generally, a RIC is exempt from federal income taxes if it distributes at least 90% of “Investment Company Taxable Income,” as defined in the Code, each year. Dividends paid up to 8.5 months after the current tax year can be carried back to the prior tax year for determining the dividends paid in such tax year. The Company intends to distribute sufficient dividends to maintain its RIC status each year. The Company is also subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain income, if any, and any recognized and undistributed income from prior years for which it paid no federal excise tax. The Company will generally endeavor each year to avoid any federal excise taxes.

GAAP requires management to evaluate tax positions taken by the Company and recognize a tax liability if the Company has taken an uncertain position that more likely than not would not be sustained upon examination by the Internal Revenue Service or other tax authorities. Management has analyzed the tax positions taken by the Company, and has concluded that as September 30, 2015 and September 30, 2014, there are no uncertain positions taken or expected to be taken that would require recognition of a liability or disclosure in the financial statements. The Company is subject to routine audits by the Internal Revenue Service or other tax authorities, generally for three years after the tax returns are filed; however, there are currently no audits for any tax periods in progress.

Reclassification. Certain amounts in the 2014 financial statements have been reclassified in order to conform with the 2015 presentation.

NOTE 3 – SHARE TRANSACTIONS

Below is a summary of transactions with respect to shares of the Company’s common stock during the nine months ended September 30, 2015 and 2014:

	Nine months ended September 30,
	2015		2014
	Shares	Amount	Shares	Amount
Gross proceeds from Offering	187,854.46	$2,777,709	200,124.64	$2,928,720
Reinvestment of Distributions	4,597.46	65,514	-	-
Commissions and Dealer Manager Fees	-	(241,673)	-	(226,472)
Net Proceeds to Company from Share Transactions	192,451.92	$2,601,550	200,124.64	2,702,248

Status of Continuous Public Offering

During the nine months ended September 30, 2015 and 2014, the Company sold 192,451.92 and 200,124.64 shares of common stock, respectively, for gross proceeds of approximately $2,777,709 and $2,928,720, at an average price per share of $14.77 and $14.63, respectively. The gross proceeds received during the nine months ended September 30, 2015 and 2014 include reinvested stockholder distributions of $65,514 and $0, respectively, for which the Company issued 4,597.46 and 0 shares of common stock, respectively.

The proceeds from the issuance of common stock as presented on the accompanying statements of changes in net assets and statements of cash flows are presented net of selling commissions and dealer manager fees of $241,673 and $226,472 for the nine months ended September 30, 2015 and 2014, respectively.

F-11

NOTE 4 – RELATED PARTY TRANSACTIONS AND ARRANGEMENTS

The Adviser and TFA and their affiliates will receive compensation and reimbursement for services relating to our offering and the investment and management of its assets.

In connection with the Offering, the Company has incurred registration, organization, operating and offering costs. Such costs have been advanced by the Adviser. As discussed below, the Company has entered into an Expense Reimbursement Agreement with its Adviser. For the period from inception through September 30, 2015, certain registration, organization, operating and offering costs have been accounted for under the Expense Reimbursement Agreement and accordingly included in Reimbursement due from the Adviser on the statements of financial position.

The chart below, on a cumulative basis, discloses the components of the Reimbursement due from Sponsor reflected on the Statements of Financial Position:

	September 30, 2015	December 31, 2014
Operating Expenses	$1,089,193	$640,597
Offering Costs	1,574,617	1,060,438
Due to related party offset	(2,109,409)	(1,105,341)
Reimbursements received from Adviser	(342,715)	(342,715)
Total Reimbursement due from Adviser	$211,686	$252,979

Operating Expenses are the amounts reimbursed by the Adviser for our operating costs and offering costs are the cumulative amount of organizational and offering expenses reimbursed to us by the Adviser and subject to future reimbursement per the terms of our expense reimbursement agreement.

Due to related party offset represents the cash the Adviser paid directly for our operating and offering expenses and reimbursements received from sponsor are the amounts the Adviser paid in cash to us for reimbursement of our operating and offering costs.

The Company compensates the Adviser for investment services per an Investment Adviser Agreement (“Agreement”), approved by the Company’s directors, calculated as the sum of (1) base management fee, calculated quarterly at 0.5% of the Company’s average gross assets payable quarterly in arrears, and (2) an incentive fee upon capital gains determined and payable in arrears as of the end of each quarter or upon liquidation of the Company or upon termination of Agreement at 20% of Company’s realized capital gains, as defined. The Agreement expires July 2016 and may continue automatically for successive annual periods, as approved by the Company. All management fees earned by the Adviser prior to January 1, 2014 were waived by the Adviser.

As a BDC, we will be subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest alongside our Adviser and its affiliates unless we obtain an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term, and approval from our independent directors. As of September 30, 2015, the Company has two affiliate investments in ACON IWP Investors I, L.L.C and TPJ Holdings, Inc.

The Company compensates TFA for administration services per an Administration Agreement for costs and expenses incurred with the administration and operation of the Company. Such agreement expires July 2016 and may continue automatically for successive annual periods, as approved by the Company. These fees have been reimbursed from the Adviser pursuant to the Expense Reimbursement Agreement discussed below.

The following table describes the fees and expenses accrued under the investment advisory and administration agreement and the dealer manager agreement during the three and nine months ended September 30, 2015 and 2014:

F-12

			Three months ended September 30,		Nine months ended September 30,
Related Party	Source Agreement	Description	2015	2014	2015	2014
Triton Pacific Adviser, LLC	Investment Adviser Agreement	Base Management Fees	$27,471	$15,885	$66,812	$39,236
Triton Pacific Adviser, LLC	Investment Adviser Agreement	Capital Gains Incentive Fees(1)	$(1,954)	$-	$3,490	$-
TFA Associates, LLC	Administration Agreement	Administrative Services Expenses	$62,241	$37,573	$188,120	$103,386
Triton Pacific Securities, LLC	Dealer Manager Agreement	Dealer Manager Fees(2)	$26,847	$12,180	$60,206	$15,280

(1)	During the nine months ended September 30, 2015 and 2014, the Company earned capital gains incentive fees of $3,490 and $0, respectively, based on the performance of its portfolio, of which $2,026 and $0, respectively, was based on unrealized gains, and $1,464 and $0, respectively, was based on realized gains. No capital gains incentive fees are actually payable by the Company with respect to unrealized gains unless and until those gains are actually realized. See Note 2 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees.

(2)	During the nine months ended September 30, 2015 and 2014, the Company paid the Dealer Manager $241,673 and $226,427, respectively, in sales commissions and dealer fees. $60,206 and $15,280 were retained by TPS, respectively, and the remainder re-allowed to third party participating broker dealers.

Director’s Fees

On December 15, 2014, the Company entered into an agreement (the “Director Agreement”) with its three independent directors, Marshall Goldberg, William Pruitt and Ronald Ruther (collectively, the “Independent Directors”), whereby the Independent Directors agreed to certain revisions to their compensation for serving as members of the Company’s Board. Specifically, effective October 1, 2014, the fees payable to an Independent Director shall be determined based on the Company’s net assets as of the end of each fiscal quarter and be paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer Fee	Board Meeting Fee	Annual Audit Committee Chairperson Fee	Annual Audit Committee Member Fee	Audit Committee Meeting Fee
$0 to $25 million	--	--	--	--	--
$25 million to $75 million	$20,000	$1,000	$10,000	$2,500	$500
over $75 million	$30,000	$1,000	$12,500	$2,500	$500

No Director’s fees were accrued for the three and nine months ended September 30, 2015, and $20,250 and $66,750 were recorded for the three and nine months ended September 30, 2014, respectively, which were later waived in the agreement discussed above.

Expense Reimbursement Agreement

On March 27, 2014, the Company and its Adviser agreed to an Expense Support and Conditional Reimbursement Agreement, or the Expense Reimbursement Agreement. The Expense Reimbursement Agreement was amended and restated effective November 17, 2014. Under the Expense Reimbursement Agreement, as amended, the Adviser, in consultation with the Company, will pay up to 100% of both the Company’s organizational and offering expenses and its operating expenses, all as determined by the Company and the Adviser. As used in the Expense Reimbursement Agreement, operating expenses refer to third party operating costs and expenses incurred by the Company, as determined under GAAP for investment management companies. Organizational and offering expenses include expenses incurred in connection with the organization of the Company and expenses incurred in connection with its offering, which are recorded as a component of equity. The Expense Reimbursement Agreement states that until the net proceeds to the Company from its offering are at least $25 million, the Adviser will pay up to 100% of both the Company’s organizational and offering expenses and its operating expenses. After the Company receives at least $25 million in net proceeds from its offering, the Adviser may, with the Company’s consent, continue to make expense support payments to the Company in such amounts as are acceptable to the Company and the Adviser. Any expense support payments shall be paid by the Adviser to the Company in any combination of cash, and/or offsets against amounts otherwise due from the Company to the Adviser.

F-13

Under the Expense Reimbursement Agreement as amended, once the Company has received at least $25 million in net proceeds from its offering, during any quarter occurring within three years of the date on which the Adviser funded any expense support payments, the Company is required to reimburse the Adviser for any expense support payments the Company received from them. However, with respect to any expense support payments attributable to the Company’s operating expenses, (i) the Company will only reimburse the Adviser for expense support payments made by the Adviser to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense reimbursement payments received by the Company during such fiscal year) to exceed the percentage of the Company’s average net assets attributable to shares of its common stock represented by “other operating expenses” during the fiscal year in which such expense support payment from the Adviser was made (provided, however, that this clause (i) shall not apply to any reimbursement payment which relates to an expense support payment from the Adviser made during the same fiscal year); and (ii) the Company will not reimburse the Adviser for expense support payments made by the Adviser if the annualized rate of regular cash distributions declared by the Company at the time of such reimbursement payment is less than the annualized rate of regular cash distributions declared by the Company at the time the Adviser made the expense support payment to which such reimbursement relates. “Other operating expenses” means the Company’s total operating expenses excluding base management fees, incentive fees, organization and offering expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses.

			Operating Expense
			Ratio as of the	Annualized Distribution
			Date Expense	Rate as of the Date	Eligible for
	Amount of Expense	Amount of Offering Cost	Payment Obligation	Expense Payment	Reimbursement
Quarter Ended	Payment Obligation	Payment Obligation	Incurred (2)	Obligation Incurred (3)	Through
December 31, 2013(1)	$294,357		238.40%	-	December 31, 2016
March 31, 2014	$68,293		148.96%	-	March 31, 2017
June 30, 2014	$70,027	$898,518	23.17%	-	June 30, 2017
September 30, 2014	$92,143	$71,060	20.39%	-	September 30, 2017
December 31, 2014	$115,777	$90,860	11.15%	-	December 31, 2017
March 31, 2015	$134,301	$106,217	13.75%	2.01%	March 31, 2018
June 30, 2015	$166,549	$167,113	14.10%	3.20%	June 30, 2018
September 30, 2015	$147,747	$240,848	10.45%	3.20%	March 31, 2018

(1)	Reflects the period from inception (April 29, 2011) through December 31, 2013
(2)	“Operating Expense Ratio” includes all expenses borne by us, except for organizational and offering expenses, base management and incentive fees owed to our Adviser, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. The Company did not achieve its minimum offering amount until June 25, 2014 and as a result, did not invest the proceeds from the offering and realize any income from investments prior to the end of its fiscal quarter.
(3)	“Annualized Distribution Rate” equals the annualized rate of distributions paid to stockholders based on the amount of the regular cash distribution paid immediately prior to the date the expense support payment obligation was incurred by our Adviser. “Annualized Distribution Rate” does not include special cash or stock distributions paid to stockholders. The Company did not achieve its minimum offering amount until June 25, 2014 and as a result, did not have an opportunity to invest the proceeds from the offering and realize any income from investments or pay any distributions to stockholders prior to the end of its fiscal quarter.

In addition, with respect to any expense support payment attributable to the Company’s organizational and offering expenses, the Company will only reimburse the Adviser for expense support payments made by the Adviser to the extent that the payment of such reimbursement (together with any other reimbursement for organizational and offering expenses paid during such fiscal year) is limited to 15% of cumulative gross sales proceeds from the Company’s offering including the sales load (or dealer manager fee) paid by the Company.

The Company or the Adviser may terminate the Expense Reimbursement Agreement at any time upon thirty days’ written notice; however, the Adviser has indicated that it expects to continue such reimbursements until it deems that the Company has achieved economies of scale sufficient to ensure that the Company bears a reasonable level of expenses in relation to its income. The Expense Reimbursement Agreement will automatically terminate upon termination of the Investment Advisory Agreement or upon the Company’s liquidation or dissolution.

F-14

The Expense Reimbursement Agreement is, by its terms, effective retroactively to the Company’s inception date of April 29, 2011 for Operating Expenses and from the break of escrow on June 25, 2014 for Offering Expenses. As of September 30, 2015, $2,663,810 has been recorded as Reimbursement due from the Adviser pursuant to the Expense Reimbursement Agreement. Of this, $2,109,857, representing an amount due to the Adviser, was netted against the Reimbursement due from Adviser and $342,715 was paid to the Company by the Adviser.

NOTE 5 – DISTRIBUTIONS

The following table reflects the cash distributions per share that the Company declared and paid on its common stock through September 30, 2015:

	Distribution
For the Nine Months Ended	Per Share	Amount
Fiscal 2015
January 20, 2015	$0.07545	$17,314
April 13, 2015	$0.11600	$28,334
April 29, 2015	$0.04000	$9,880
May 29, 2015	$0.04000	$12,634
June 29, 2015	$0.04000	$13,295
July 30, 2015	$0.04000	$13,676
August 28, 2015	$0.04000	$14,511
September 29, 2015	$0.04000	$16,287

Prior to April 2015, our distributions were paid quarterly in arrears. On April 2, 2015, the Company authorized and declared a first quarter cash distribution of $0.116 per share, to the shareholders of record as of April 13, 2015. Beginning April 2015, the Company commenced the declaration and payment of monthly distributions, payable in advance, in each case, subject to the discretion of the Company’s board of directors and applicable legal restrictions.

On October 20, 2015, the Company authorized and declared a cash distribution of $0.045 per share for the month of October 2015, to the shareholders of record as of October 22, 2015. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

The Company has adopted an “opt in” distribution reinvestment plan for its stockholders. As a result, if the Company makes a cash distribution, its stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of the Company’s common stock. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in the distribution reinvestment plan.

The Company may fund its cash distributions to stockholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies and expense reimbursements from the Adviser. The Company has not established limits on the amount of funds it may use from available sources to make distributions.

The following table reflects the sources of the cash distributions on a tax basis that the Company paid on its common stock during the nine months ended September 30, 2015 (no distributions were paid during the nine months ended September 30, 2014):

F-15

	Nine months ended September 30, 2015
Source of Distribution	Distribution Amount	Percentage
Offering proceeds	$-	-
Borrowings	-	-
Net investment income(1)	118,929	94%
Short-term capital gains proceeds from the sale of assets	7,002	6%
Long-term capital gains proceeds from the sale of assets	-	-
Expense reimbursement from sponsor	-	-
Total	$125,931	100%

(1)	During the nine months ended September 30, 2015, 96.3% of the Company’s gross investment income was attributable to cash income earned, and 3.7% was attributable to non-cash accretion of discount.

The Company’s net investment income on a tax basis for the nine months ended September 30, 2015 and 2014 was $104,475 and $0, respectively. As of September 30, 2015 and 2014, the Company had $4,218 and $0, respectively, of undistributed net investment income and realized gains on a tax basis.

The difference between the Company’s GAAP-basis net investment income and its tax-basis net investment income is due to the reversal of the required accrual for GAAP purposes of incentive fees on unrealized gains even though no such incentive fees on unrealized gains are payable by the Company for the nine months ended September 30, 2015 and 2014.

The following table sets forth reconciliation between GAAP basis net investment income and tax basis net investment income for the nine months ended September 30, 2015 and 2014:

	Nine months ended September 30,
	2015 (unaudited)	2014
GAAP basis net investment income	$102,719	$-
Reversal of incentive fee accrual on unrealized gains	2,026	-
Tax-basis net investment income	$104,745	$-

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

As of September 30, 2015 and 2014, the components of accumulated earnings on a tax basis were as follows:

	Nine months ended September 30,
	2015 (unaudited)	2014
Distributable ordinary income (income and short-term capital gains)	$4,218	$-
Distributable realized gains (long-term capital gains)	-	-
Net unrealized appreciation (depreciation) on investments	10,917	-
	$15,135	$-

F-16

The aggregate cost of the Company’s investments for U.S. federal income tax purposes totaled $4,891,407 and $1,351,838 as of September 30, 2015 and December 31, 2014, respectively. The aggregate net unrealized appreciation (depreciation) on investments on a tax basis was $10,528 and $(698) as of September 30, 2015 and December 31, 2014, respectively.

NOTE 6 – INVESTMENT PORTFOLIO

The following table summarizes the composition of the Company’s investment portfolio at amortized cost and fair value as of September 30, 2015 and December 31, 2014:

	September 30, 2015 (Unaudited)			December 31, 2014
	Investments at Amortized Cost(1)	Investments at Fair Value	Fair Value Percentage of Total Portfolio	Investments at Amortized Cost(1)	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured Loans—First Lien	$2,316,264	$2,327,304	47%	$1,351,927	$1,351,932	92%
Senior Secured Loans—Second Lien	725,443	724,532	15%	120,167	119,375	8%
Subordinated Debt	600,099	600,099	12%	-	-	0%
Equity/Other	1,250,000	1,250,000	26%	-	-	0%
Total	$4,891,806	$4,901,935	100%	$1,472,094	$1,471,307	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of September 30, 2015 and December 31, 2014:

	September 30, 2015 (Unaudited)		December 31, 2014
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automotive Repair, Services, and Parking	$123,489	2.5%	$124,738	8.5%
Beverage, Food & Tobacco	483,414	9.9%	237,566	16.1%
Business Services	641,973	13.2%	-	0.0%
Construction Special Trade Contractors	-	0.0%	246,258	16.8%
Healthcare & Pharmaceuticals	1,217,754	24.9%	124,063	8.4%
High Tech Industries	247,187	5.0%	121,563	8.3%
Metals & Mining	231,251	4.7%	-	0.0%
Paper and Allied Products	122,227	2.5%	124,221	8.4%
Specialty Finance	1,350,099	27.6%	-	0.0%
Transportation: Cargo	123,124	2.5%	123,075	8.4%
Wholesale Trade-Durable Goods	124,063	2.5%	124,219	8.4%
Wholesale Trade-Nondurable Goods	237,354	4.7%	245,604	16.7%
Total	$4,901,935	100.0%	$1,471,307	100.0%

NOTE 7 – FAIR VALUE OF FINANCIAL INSTRUMENTS

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

F-17

The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of September 30, 2015 and December 31, 2014, the Company’s investments were categorized as follows in the fair value hierarchy):

Valuation Inputs	September 30, 2015 (Unaudited)	December 31, 2014
Level 1—Price quotations in active markets	$-	$-
Level 2—Significant other observable inputs	-	-
Level 3—Significant unobservable inputs	4,901,935	1,471,307
Total	$4,901,935	$1,471,307

The Company’s investments as of September 30, 2015 consisted of debt securities that are traded on a private over-the-counter market for institutional investors, a subordinated convertible note and two equity investments. The Company valued its debt investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. The subordinated convertible loan was made on September 30, 2015 and recorded at cost as an approximation of fair market value. The determination of fair market value for the equity positions were determined by considering, among other factors, various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues and market comparables.

The Company may periodically benchmark the bid and ask prices it receives from the third-party pricing services against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company’s board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation process.

The following is a reconciliation for the nine months ended September 30, 2015 of investments for which significant unobservable inputs (Level 3) were used in determining fair value (there were no investments for the nine months ended September 30, 2014):

F-18

	For the Nine Months Ended September 30, 2015
	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Subordinated Convertible Debt	Equity/Other	Total
Fair value at beginning of period	$1,351,932	$119,375	$-	$-	$1,471,307
Accretion of discount (amortization of premium)	2,848	902	-	-	3,750
Net realized gain (loss)	7,321	-	-	-	7,321
Net change in unrealized appreciation (depreciation)	11,038	(120)	-	-	10,918
Purchases	1,355,125	604,375	600,000	1,250,000	3,809,500
Paid-in-kind interest	-	-	99	-	99
Sales and redemptions	(400,960)	-	-	-	(400,960)
Net transfers in or out of Level 3	-	-	-	-	-
Fair value at end of period	$2,327,304	$724,532	$600,099	$1,250,000	$4,901,935

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$11,038	$(120)	$-	$-	$10,918

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of September 30, 2015 were as follows:

Asset Category	Fair Value	Primary Valuation Technique	Unobservable Inputs	Range	Weighted Average
Senior Secured First Lien Debt	$2,327,304	Market quotes	Indicative dealer quotes	94.50 - 100.75	99.24
Senior Secured Second Lien Debt	724,532	Market quotes	Indicative dealer quotes	91.69 - 100.75	76.39
Subordinated Debt	600,099	Cost(1)	N/A	N/A	N/A
Equity/Other	750,000	Market comparables	Book value multiples (x)	1.4x - 2.8x	2.1x
Equity/Other	500,000	Market comparables	EBTIDA multiples (x)	8.6x - 17.5x	10.9x
Total	$4,901,935

(1) The offerings in which the Company invested were still underway at the end of the quarter and cost approximates fair value.

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of December 31, 2014 were as follows:

Asset Category	Fair Value	Primary Valuation Technique	Unobservable Inputs	Range	Weighted Average
Senior Secured First Lien Debt	$1,351,932	Market quotes	Indicative dealer quotes	95.25 - 100.83	98.81
Senior Secured Second Lien Debt	119,375	Market quotes	Indicative dealer quotes	94.50 - 96.50	95.5
	$1,471,307

NOTE 8 – FINANCIAL HIGHLIGHTS

The following is a schedule of financial highlights of the Company for the nine months ended September 30, 2015 and the year ended December 31, 2014:

F-19

	Nine Months Ended September 30, 2015 (Unaudited)	Year Ended December 31, 2014
Per Share Data:
Net asset value, beginning of period	$13.50	$13.50
Results of operations(1)
Net investment income (loss)	0.35	0.14
Net realized and unrealized appreciation (depreciation) on investments	0.06	0.01
Net increase (decrease) in net assets resulting from operations	0.41	0.15
Stockholder distributions(2)
Distributions from net investment income	(0.40)	-
Distributions from net realized gain on investments	(0.02)	-
Net decrease in net assets resulting from stockholder distributions	(0.42)	-
Capital share transactions
Issuance of common stock(3)	0.01	-
Offering costs(1)	(0.03)	(0.15)
Net increase (decrease) in net assets resulting from capital share transactions	(0.02)	(0.15)
Net asset value, end of period	$13.47	$13.50
Shares outstanding, end of period	421,926	229,474
Total return(4)	2.9%	0.0%
Ratio/Supplemental Data:
Net assets, end of period	$5,684,559	$1,916,867
Ratio of net investment income to average net assets(5)	2.7%	1.5%
Ratio of total operating expenses to average net assets(5)	11.8%	23.6%
Ratio of expenses reimbursed by sponsor to average net assets(5)	11.8%	23.6%
Ratio of expense recoupment payable to sponsor to average net assets(5)	0.0%	0.0%
Ratio of capital gain incentive fee to average net assets(5)	0.09%	0.02%
Ratio of net operating expenses to average net assets(5)	0.0%	0.0%
Portfolio turnover(6)	10.5%	23.6%

(1)	The per share data was derived by using the weighted average shares outstanding for the nine months ended September 30, 2015 and the year ended December 31, 2014.

(2)	The per share data for distributions reflects the actual amount of distributions paid per share during the applicable period.

(3)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in the Company’s continuous public offering and pursuant to the Company’s distribution reinvestment plan. The issuance of common stock at an offering price, net of sales commissions and dealer manager fees, that is greater than the net asset value per share results in an increase in net asset value per share.
(4)	The total return for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share which were declared during the applicable calendar year and dividing the total by the net asset value per share at the beginning of the applicable year. The total return does not consider the effect of the sales load from the sale of the Company’s common stock. The total return includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculation of total return in the table should not be considered a representation of the Company’s future total return, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rate payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic

F-20

conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Company’s investment portfolio during the applicable period and are calculated in accordance with GAAP. These return figures do not represent an actual return to stockholders.
(5)	Average net assets in these calculations are exclusive of amounts classified as temporary equity.
(6)	Portfolio turnover for the nine months ended September 30, 2015 is not annualized.

NOTE 9 – COMMITMENTS AND CONTINGENCIES

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.

NOTE 10 – SUBSEQUENT EVENTS

Management has evaluated all known subsequent events through the date the accompanying financial statements were available to be issued on November 16, 2015, and notes the following:

For the period beginning October 1, 2015 and ending November 16, 2015, the Company sold 31,250.15 shares of its common stock for total gross proceeds of $465,131, including amounts issued pursuant to its distribution reinvestment plan in the amount of $9,837.

F-21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Triton Pacific Investment Corporation, Inc.

We have audited the accompanying statements of financial position, including the schedule of investments, of Triton Pacific Investment Corporation, Inc.(a Maryland corporation) (the “Company”) as of December 31, 2014 and 2013, and the related statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2014. Triton Pacific Investment Corporation, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian or by other auditing procedures where a reply from the custodian was not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Triton Pacific Investment Corporation, Inc. as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the three years in the period ended December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/FGMK, LLC

Bannockburn, Illinois

March 31, 2015

F-22

TRITON PACIFIC INVESTMENT CORPORATION, INC.

STATEMENTS OF FINANCIAL POSITION

DECEMBER 31, 2014 AND 2013

	December 31,	December 31,
	2014	2013
ASSETS

Investments, at fair value (amortized cost - $1,472,094 and $0, respectively)	$1,471,307	$-
Cash	1,654,492	85
Restricted cash (see Note 2)	-	160,000
Receivable for investments sold	249,375	-
Principal and interest receivable	900	-
Prepaid expenses	38,044	1,445
Reimbursement due from Sponsor (see Note 4)	252,979	391,240
Deferred offering costs	-	775,858

	$3,667,097	$1,328,628

LIABILITIES AND NET ASSETS

LIABILITIES
Payable for investments purchased	$246,250	$-
Accounts payable and accrued liabilities	304,643	244,475
Due to related parties (see Note 4)	18,300	724,150
TOTAL LIABILITIES	569,193	968,625

COMMITMENTS AND CONTINGENCIES (see Note 10)

TEMPORARY EQUITY
Common shares held in escrow (see Note 2) 0 and 11,777.78 issued and outstanding respectively	-	160,000
Contingently redeemable common shares (see Note 10) 87,481.04 and 0 shares issued and outstanding respectively	1,181,037	-
	1,181,037	160,000

NET ASSETS
Common stock, $0.001 par value, 75,000,000 shares authorized, 141,993.2 and 14,815 shares issued and outstanding respectively	229	15
Capital in excess of par value	1,899,340	199,988
Accumulated undistributed net realized gains	1,875	-
Accumulated undistributed net investment income	16,211	-
Accumulated unrealized depreciation on investments	(788)	-

TOTAL NET ASSETS	1,916,867	200,003

TOTAL LIABILITIES AND NET ASSETS	$3,667,097	$1,328,628

Net asset value per share of common stock at year end	$13.50	$13.50

The accompanying notes are an integral part of these statements.

F - 23

TRITON PACIFIC INVESTMENT CORPORATION, INC.

STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

	2014	2013	2012

INVESTMENT INCOME	$16,319	$-	$-

OPERATING EXPENSES
Management fees	57,432	14,935	3,291
Capital gains incentive fees (see Notes 2 and 4)	217	-	-
Board fees	(76,000)	94,500	46,500
Administrator expense	147,906	87,326	-
Professional fees	81,150	72,375	23,302
Organizational expense	-	47,458	-
Other operating expenses	38,760	9,848	9,931

Total operating expenses	249,465	326,442	83,024

Waiver of management fees	-	(14,935)	(3,291)
Expense reimbursement from sponsor	(249,357)	(391,240)	-

Net expenses	108	(79,733)	79,733

Net investment income	16,211	79,733	(79,733)

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments	1,875	-	-
Net change in unrealized depreciation on investments	(788)	-	-

Total net realized and unrealized gain (loss) on investments	1,087	-	-

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$17,298	$79,733	$(79,733)

PER SHARE INFORMATION - Basic and Diluted
Net increase (decrease) in net assets resulting from operations per share	$0.15	$7.47	$(16.03)

Weighted average common shares outstanding - basic	114,991	10,675	4,973
Weighted average common shares outstanding - diluted	114,991	11,713	4,973

The accompanying notes are an integral part of these statements.

F - 24

TRITON PACIFIC INVESTMENT CORPORATION, INC.

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

	2014	2013	2012
Operations
Net investment income	$16,211	$79,733	$(79,733)
Net realized gain on investments	1,875	-	-
Net increase in unrealized depreciation on investments	(788)	-	-
Net changes in Net Assets resulting from operations	17,298	79,733	(79,733)
Capital share transactions
Issuance of common stock (see Note 3)	2,897,947	98,753	101,250
Less contingently redeemable common stock	(1,181,037)	-	-
Offering costs	(17,344)	-	-
Net changes in Net Assets resulting from capital share transactions	1,699,566	98,753	101,250

Total increase in Net Assets	1,716,864	178,486	21,517
Net Assets at beginning of year	200,003	21,517	-
Net Assets at end of year	$1,916,867	$200,003	$21,517
Accumulated undistributed net investment income	$18,086	$-	$-

The accompanying notes are an integral part of these statements.

F - 25

TRITON PACIFIC INVESTMENT CORPORATION, INC.

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2014	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$17,298	$79,733	$(79,733)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used in) by operating activities
Purchases of investments	(1,471,214)	-	-
Net change in unrealized depreciation on investments	788	-	-
Accretion of discount	(881)	-	-
Depreciation and amortization	-	1,248	1,247
Change in assets and liabilities
Principal and interest receivable	(900)	-	-
Receivable for investments sold and repaid	(249,375)	-	-
Prepaid expenses	(36,599)	(230)	(1,215)
Reimbursement due from sponsor	138,261	(391,240)	-
Payable for investments purchases	246,250	-	-
Accounts payable and accrued liabilities	60,168	14,187	51,788
Deferred offering costs	775,858	-	-
Due to related parties for deferred offering costs	(705,850)	300,972	-
NET CASH PROVIDED (USED IN) BY OPERATING ACTIVITIES	(1,226,196)	4,670	(27,913)

CASH FLOWS FROM INVESTING ACTIVITIES
Net change in restricted cash held in escrow	160,000	-	-
Purchase of software	-	-	(2,495)
NET CASH PROVIDED BY INVESTING ACTIVITIES	160,000	-	(2,495)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of common stock	1,556,910	-	101,250
Issuance of temporary common stock	1,181,037	-	-
Offering costs	(17,344)	(12,906)	(62,521)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	2,720,603	(12,906)	38,729

NET CHANGE IN CASH	1,654,407	(8,236)	8,321

CASH - BEGINNING OF YEAR	$85	$8,321	$-

CASH - END OF YEAR	$1,654,492	$85	$8,321

Supplemental schedule of non-cash investing activities
Deferred offering costs funded by affiliates	$-	$287,768	$234,120
Deferred offering costs in accrued expenses	$-	$-	$225,000
Conversion of accounts payable to equity	$-	$98,753	$-

The accompanying notes are an integral part of these statements.

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TRITON PACIFIC INVESTMENT CORPORATION, INC.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2014

Portfolio Company	Footnotes	Industry	Rate (b)	Maturity	Principal Amount	Amortized Cost	Fair Value
Senior Secured Loans—First Lien—70.6%
Mannington Mills, Inc.		Construction Special Trade Contractors	L+3.75% (4.75%)	10/1/2021	$249,375	$246,964	$246,258
Jeld-Wen, Inc.		Wholesale Trade-Durable Goods	L+4.25% (5.25%)	10/15/2021	125,000	$123,795	$124,219
Mister Car Wash, Inc.		Automotive Repair, Services, and Parking	L+4.00% (5.00%)	9/24/2021	124,375	$123,482	$124,738
Ranpak Corp.		Paper and Allied Products	L+3.75% (4.75%)	10/1/2021	124,688	$124,387	$124,221
Verdesian Life Sciences LLC		Wholesale Trade-Nondurable Goods	L+5.00% (6.00%)	7/1/2020	246,839	$244,447	$245,604
Flavors Holdings, Inc. Tranche B		Beverage, Food & Tobacco	L+5.75% (6.75%)	4/7/2020	123,438	$118,650	$118,191
FHC Health Systems, Inc.	(a)	Healthcare & Pharmaceuticals	L+4.00% (5.00%)	12/23/2021	125,000	$123,839	$124,063
TIBCO Software	(a)	High Tech Industries	L+5.50% (6.50%)	12/5/2020	$125,000	$122,589	$121,563
Omnitracs, LLC		Transportation: Cargo	L+3.75% (4.75%)	11/25/2020	124,686	$123,774	$123,075
Total Senior Secured Loans—First Lien					$1,368,401	$1,351,927	$1,351,932

Senior Secured Loans—Second Lien—6.2%
Flavors Holdings, Inc.		Beverage, Food & Tobacco	L+10.00% (11.00%)	10/7/2021	125,000	$120,167	$119,375

Total Senior Secured Loans—Second Lien					$125,000	$120,167	$119,375

TOTAL INVESTMENTS—76.8%						$1,472,094	$1,471,307
OTHER ASSETS IN EXCESS OF LIABILITIES—33.2%							$445,560
NET ASSETS - 100.0%							$1,916,867

(a) Position unsettled as of December 31, 2014.

(b) Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate spread.
      As of December 31, 2014, the three-month London Interbank Offered Rate, or LIBOR, was 0.25%.

The accompanying notes are an integral part of these statements.

F - 27

TRITON PACIFIC INVESTMENT CORPORATION, INC.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 – DESCRIPTION OF BUSINESS

Triton Pacific Investment Corporation, Inc. (the “Company”), incorporated in Maryland on April 29, 2011, is a specialty finance company. Pursuant to the Articles of Incorporation, the Company is authorized to issue 75,000,000 shares of common stock with a par value of $0.001 per share. Additionally, the Company is authorized to issue 25,000,000 shares of preferred stock with a par value of $0.001 per share. The Company is offering for sale a maximum of 20,000,000 shares of common stock at an initial price of $15.00 per share, on a “best efforts” basis pursuant to a registration statement on Form N-2 filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Offering”). On June 25, 2014, the Company met its minimum offering requirement of $2,500,000 and released all shares held in escrow.

The Company was formed to make debt and equity investments in small to mid-sized private U.S. companies either alone or together with other private equity sponsors. The Company is an externally managed, non-diversified closed-end investment company that has elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, or the 1940 Act. As a BDC, the Company is required to comply with certain regulatory requirements. The Company has elected to be treated for U.S. federal income tax purposes, and to annually qualify annually thereafter, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue code of 1986, as amended, or the Code.

Triton Pacific Adviser, LLC (“Adviser”, “Sponsor”, or “TPA”) serves as the Investment Adviser and TFA Associates, LLC (“TFA”) serves as the Administrator. Each of these entities are affiliated with Triton Pacific Group, Inc., a private equity investment management firm, and its subsidiary Triton Pacific Capital Partners, LLC, a private equity investment fund management company, each focused on debt and equity investments for small to mid-sized private companies.

The Adviser was formed in Delaware as a private investment management firm and is registered as an investment adviser under the Investment Advisers Act of 1940, or the Advisers Act. The Adviser oversees the management of the Company’s activities and is responsible for making the investment decisions for the portfolio.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation. These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, (“GAAP.”) The accompanying financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-K and articles 6 or 10 of Regulation S-X.

Management Estimates and Assumptions. The preparation of audited financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash. All cash balances are maintained with high credit quality financial institutions which are members of the Federal Deposit Insurance Corporation. The Company maintains cash balances that may exceed federally insured limits.

Restricted Cash and Common Shares Held in Escrow. Prior to meeting the terms of the escrow agreement, cash from share purchases was restricted and such equity purchased was held outside of permanent equity until the escrow was released effective June 25, 2014.

Valuation of Portfolio Investments. The Company determines the net asset value of its investment portfolio each quarter. Securities that are publicly-traded are valued at the reported closing price on the valuation date. Securities that are not publicly-traded are valued at fair value as determined in good faith by the Company’s board of directors. In connection with that determination, TPA provides the Company’s board of directors with portfolio company valuations which are based on relevant inputs which may include indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

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Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, the Company undertakes a multi-step valuation process each quarter, as described below:

•	the Company’s quarterly valuation process begins with TPA’s management team providing a preliminary valuation of each portfolio company or investment to the Company’s board of directors, which valuation may be obtained from an independent valuation firm, if applicable;

•	preliminary valuation conclusions are then documented and discussed with the Company’s board of directors;

•	the Company’s board of directors reviews the preliminary valuation and TPA’s management team, together with its independent valuation firm, if applicable, responds and supplements the preliminary valuation to reflect any comments provided by the board of directors; and

•	the Company’s board of directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on various statistical and other factors, including the input and recommendation of TPA and any third-party valuation firm, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Company’s financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Company’s financial statements. Below is a description of factors that the Company’s board of directors may consider when valuing the Company’s debt and equity investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Company may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that the Company’s board of directors may consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing the Company’s debt investments.

The fair values of the Company’s investments are determined in good faith by the Company’s board of directors. The Company’s board of directors is solely responsible for the valuation of the Company’s portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and consistently applied valuation process.

Revenue Recognition. Security transactions are accounted for on the trade date. The Company records interest income on an accrual basis to the extent it expects to collect such amounts. The Company records dividend income on the ex-dividend date. The Company does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. Loan origination fees, original issue discount and market discount are capitalized and the Company amortizes such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Upfront structuring fees are recorded as fee income when earned. The Company records prepayment premiums on loans and securities as fee income when it receives such amounts.

Net Realized Gains or Losses, and Net Change in Unrealized Appreciation or Depreciation. Gains or losses on the sale of investments are calculated by using the specific identification method. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in

F - 29

unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized.

Capital Gains Incentive Fees. The Company has entered into an investment adviser agreement with TPA dated as of July 27, 2012. Pursuant to the terms of the investment adviser agreement, the Incentive Fee shall be determined and payable in arrears as of the end of each quarter, upon liquidation of the Company or upon termination of this Agreement, as of the termination date, and shall equal 20.0% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each quarter, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Incentive Fees. The fees for the year ended December 31, 2014 was $217.

For purposes of calculating the foregoing: (1) the calculation of the Incentive Fee shall include any capital gains that result from cash distributions that are treated as a return of capital; (2) any such return of capital shall be treated as a decrease in the Company’s cost basis of an investment; and (3) all fiscal year-end valuations shall be determined by the Company in accordance with generally accepted accounting principles, applicable provisions of the Company Act (even if such valuation is made prior to the date on which the Company has elected to be regulated as a BDC) and the Company’s pricing procedures. In determining the Incentive Fee payable to the Adviser, the Company will calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each of the investments in its portfolio. For this purpose, aggregate realized capital gains, if any, will equal the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since inception. Aggregate realized capital losses will equal the sum of the amounts by which the net sales price of each investment, when sold, is less than the cost of such investment since inception. Aggregate unrealized capital depreciation will equal the sum of the difference, if negative, between the valuation of each investment as of the applicable date and the original cost of such investment. At the end of the applicable period, the amount of capital gains that serves as the basis for the Company’s calculation of the Incentive Fees will equal the aggregate realized capital gains less aggregate realized capital losses and less aggregate unrealized capital depreciation with respect to its portfolio of investments. If this number is positive at the end of such period, then the Incentive Fees for such period will be equal to 20% of such amount, less the aggregate amount of any Incentive Fees paid in respect of its portfolio in all prior periods.

Offering Costs. The Company has incurred certain expenses in connection with registering to sell shares of its common stock in connection with the Offering. These costs principally relate to professional and filing fees. Simultaneously with selling common shares, the deferred offering costs were and will be charged to stockholders’ equity. The Adviser may reimburse the Company for all or part of these amounts pursuant to the Expense Support and Conditional Reimbursement Agreement (“Expense Reimbursement Agreement”) discussed below. As of December 31, 2014, $1,060,439 of offering costs have been reclassified and included as part of the Expense Reimbursement Agreement and accordingly included in Reimbursement due from Sponsor.

Distributions. Distributions to the Company’s stockholders are recorded as of the record date. Subject to the discretion of the Company’s board of directors and applicable legal restrictions, the Company intends to authorize and declare ordinary cash distributions on a monthly basis and pay such distributions on a monthly basis.

Income Taxes. The Company has elected to be treated for federal income tax purposes, and intends to annually qualify thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Code. Generally, a RIC is exempt from federal income taxes if it distributes at least 90% of “Investment Company Taxable Income,” as defined in the Code, each year. Dividends paid up to 8.5 months after the current tax year can be carried back to the prior tax year for determining the dividends paid in such tax year. The Company intends to distribute sufficient dividends to maintain its RIC status each year. The Company is also subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain income, if any, and any recognized and undistributed income from prior years for which it paid no federal excise tax. The Company will generally endeavor each year to avoid any federal excise taxes.

GAAP requires management to evaluate tax positions taken by the Company and recognize a tax liability (or asset) if the Company has taken an uncertain position that more likely than not would not be sustained upon examination by the Internal Revenue Service or other tax authorities. Management has analyzed the tax positions taken by the Company, and has concluded that as December 31, 2014 and December 31, 2013, there are no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Company is subject to routine audits by the Internal Revenue Service or other tax authorities, generally for three years after the tax returns are filed; however, there are currently no audits for any tax periods in progress.

F - 30

NOTE 3 – SHARE TRANSACTIONS

Below is a summary of transactions with respect to shares of the Company’s common stock during the years ended December 31, 2014, 2013 and 2012:

			Year Ended December 31,
	2014		2013		2012
	Shares	Amount	Shares	Amount	Shares	Amount
Gross proceeds from Offering	214,659.24	$3,144,219	7,315.00	$98,753	7,500.00	$101,250
Commissions and Dealer Manager Fees	-	(246,272)	-	-	-	-
Net Proceeds to Company from Share Transactions	214,659.24	$2,897,947	7,315.00	$98,753	7,500.00	$101,250

Status of Continuous Public Offering

During the years ended December 31, 2014, 2013 and 2012, the Company sold 214,659.24, 7,315 and 7,500 shares of common stock, respectively, for gross proceeds of approximately $3,144,219, $98,753 and $101,250, at an average price per share of $14.65, $13.50 and $13.50, respectively.

The proceeds from the issuance of common stock as presented on the accompanying statements of changes in net assets and statements of cash flows are presented net of selling commissions and dealer manager fees of $246,272, $0, and $0 for the years ended December 31, 2014, 2013 and 2012, respectively.

NOTE 4 – RELATED PARTY TRANSACTIONS AND ARRANGEMENTS

TPA and TFA and their affiliates will receive compensation and reimbursement for services relating to our offering and the investment and management of its assets.

In connection with the Offering, the Company has incurred registration, organization, operating and offering costs. Such costs have been advanced by the Adviser. As discussed below, the Company has entered into an Expense Reimbursement Agreement with its Adviser. For the period from inception through December 31, 2014, certain registration, organization, operating and offering costs have been accounted for under the Expense Reimbursement Agreement and accordingly included in Reimbursement due from Sponsor on the statements of financial position.

The details of such costs are as follows:

	December 31,
	2014	2013
Operating Expenses	$640,597	$391,240
Offering Costs	1,060,438
Due to related party offset	(1,105,341)
Reimbursements received from Sponsor	(342,715)	-
Total Reimbursement due from Sponsor	$252,979	$391,240

The Company compensates the Adviser for investment services per an Investment Adviser Agreement (“Agreement”), approved by the Company’s directors, calculated as the sum of (1) base management fee, calculated quarterly at 0.5% of the Company’s average gross assets payable quarterly in arrears, and (2) an incentive fee upon capital gains determined and payable in arrears as of the end of each quarter or upon liquidation of the Company or upon termination of Agreement at 20% of Company’s realized capital gains, as defined. The Agreement expires July 2015 and may continue automatically for successive annual periods, as approved by the Company. All management fees earned by the Adviser prior to January 1, 2014 were waived by the Adviser.

The Company compensates TFA for administration services per an Administration Agreement for costs and expenses incurred with the administration and operation of the Company. Such agreement expires July 2015 and may continue automatically for successive annual periods, as approved by the Company. These fees have been reimbursed from the Sponsor pursuant to the Expense Reimbursement Agreement discussed below.

F - 31

The following table describes the fees and expenses accrued under the investment advisory and administration agreement and the dealer manager agreement during the years ended December 31, 2014, 2013 and 2012:

			Year Ended December 31,
Related Party	Source Agreement	Description	2014	2013		2012
Triton Pacific Adviser, LLC	Investment Adviser Agreement	Base Management Fees	$57,432	$14,935	(1)	$3,291	(1)
Triton Pacific Adviser, LLC	Investment Adviser Agreement	Capital Gains Incentive Fees(2)	$217	$-		$-
TFA Associates, LLC	Administration Agreement	Administrative Services Expenses	$147,906	$87,326		$-
Triton Pacific Securities, LLC	Dealer Manager Agreement	Dealer Manager Fees(3)	$19,590	$-		$-

(3)	Base management fees earned prior to January 1, 2014 were waived by the Adviser and are not an obligation of the Company.

(4)	During the years ended December 31, 2014, 2013 and 2012, the Company earned capital gains incentive fees of $217, $0 and $0, respectively, based on the performance of its portfolio, of which ($158), $0 and $0, respectively, was based on unrealized losses, and $375, $0 and $0, respectively, was based on realized gains. No capital gains incentive fees are actually payable by the Company with respect to unrealized gains unless and until those gains are actually realized. See Note 2 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees.

(5)	During the year ended December 31, 2014, the Company paid the Dealer Manager $246,272 in sales commissions and dealer fees. $19,590 was retained by TPS, and the remainder re-allowed to third party participating broker dealers.

Director’s Fees

On December 15, 2014, Triton Pacific Investment Corporation (the “Company”) entered into an agreement (the “Director Agreement”) with its three independent directors, Marshall Goldberg, William Pruitt and Ronald Ruther (collectively, the “Independent Directors”), whereby the Independent Directors agreed to certain revisions to their compensation for serving as members of the Company’s Board. Specifically, effective October 1, 2014, the fees payable to an Independent Director shall be determined based on the Company’s net assets as of the end of each fiscal quarter and be paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer Fee	Board Meeting Fee	Annual Audit Committee Chairperson Fee	Annual Audit Committee Member Fee	Audit Committee Meeting Fee
$0 to $25 million	--	--	--	--	--
$25 million to $75 million	$20,000	$1,000	$10,000	$2,500	$500
over $75 million	$30,000	$1,000	$12,500	$2,500	$500

In addition, each of the Independent Directors had previously agreed to defer payment of all fees owed to them during the Company’s start-up phase. The total amount of these deferred director fees was $207,750 as of September 30, 2014. Pursuant to the Director Agreement, each of Independent Directors agreed to accept a cash payment from the Company as full and complete satisfaction of all deferred director fees owed to them. The cash payments to each of the Independent Directors were $25,000 for Mr. Ruther and $20,000 for each of Mr. Goldberg and Mr. Pruitt. The remaining $142,750 reduced the directors’ fees accrued for the period from January 1, 2014 through September 30, 2014 in the amount of $66,750. This difference between the deferred directors’ fees and the settlement amount was recorded as a negative expense totaling $76,000 in the accompanying statement of operations for the year ended December 31, 2014.

Expense Reimbursement Agreement

On March 27, 2014, the Company and its Adviser agreed to an Expense Support and Conditional Reimbursement Agreement, or the Expense Reimbursement Agreement. The Expense Reimbursement Agreement was amended and restated effective November 17, 2014. Under the Expense Reimbursement Agreement, as amended, the Adviser, in consultation with the Company, will pay up to 100% of both the Company’s organizational and offering expenses and its operating expenses, all as determined by the Company and the Adviser. As used in the Expense Reimbursement Agreement, operating expenses refer to third party operating costs and expenses incurred by the Company, as determined under GAAP for investment management companies. Organizational and offering expenses include expenses incurred in connection with the organization of the Company and

F - 32

expenses incurred in connection with its offering, which are recorded as a component of equity. The Expense Reimbursement Agreement states that until the net proceeds to the Company from its offering are at least $25 million, the Adviser will pay up to 100% of both the Company’s organizational and offering expenses and its operating expenses. After the Company receives at least $25 million in net proceeds from its offering, the Adviser may, with the Company’s consent, continue to make expense support payments to the Company in such amounts as are acceptable to the Company and the Adviser. Any expense support payments shall be paid by the Adviser to the Company in any combination of cash, and/or offsets against amounts otherwise due from the Company to the Adviser.

Under the Expense Reimbursement Agreement as amended, once the Company has received at least $25 million in net proceeds from its offering, during any quarter occurring within three years of the date on which the Adviser funded any expense support payments, the Company is required to reimburse the Adviser for any expense support payments the Company received from them. However, with respect to any expense support payments attributable to the Company’s operating expenses, (i) the Company will only reimburse the Adviser for expense support payments made by the Adviser to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense reimbursement payments received by the Company during such fiscal year) to exceed the percentage of the Company’s average net assets attributable to shares of its common stock represented by “other operating expenses” during the fiscal year in which such expense support payment from the Adviser was made (provided, however, that this clause (i) shall not apply to any reimbursement payment which relates to an expense support payment from the Adviser made during the same fiscal year); and (ii) the Company will not reimburse the Adviser for expense support payments made by the Adviser if the annualized rate of regular cash distributions declared by the Company at the time of such reimbursement payment is less than the annualized rate of regular cash distributions declared by the Company at the time the Adviser made the expense support payment to which such reimbursement relates. “Other operating expenses” means the Company’s total operating expenses excluding base management fees, incentive fees, organization and offering expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses.

Quarter Ended	Amount of Expense Payment Obligation	Operating Expense Ratio as of the Date Expense Payment Obligation Incurred (2)	Annualized Distribution Rate as of the Date Expense Payment Obligation Incurred (3)	Eligible for Reimbursement Through
December 31, 2013(1)	$391,240	238.40%	-	December 31, 2016
March 31, 2014	$84,269	148.96%	-	March 31, 2017
June 30, 2014	$86,003	23.17%	-	June 30, 2017
September 30, 2014	$106,057	20.39%	-	September 30, 2017
December 31, 2014	$115,777	11.15%	-	December 31, 2017

(1)	Reflects the period from inception (April 29, 2011) through December 31, 2013
(2)	“Operating Expense Ratio” includes all expenses borne by us, except for organizational and offering expenses, base management and incentive fees owed to our Adviser, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. The Company did not achieve its minimum offering amount until June 25, 2014 and as a result, did not invest the proceeds from the offering and realize any income from investments prior to the end of its fiscal quarter.
(3)	“Annualized Distribution Rate” equals the annualized rate of distributions paid to stockholders based on the amount of the regular cash distribution paid immediately prior to the date the expense support payment obligation was incurred by our Adviser. “Annualized Distribution Rate” does not include special cash or stock distributions paid to stockholders. The Company did not achieve its minimum offering amount until June 25, 2014 and as a result, did not have an opportunity to invest the proceeds from the offering and realize any income from investments or pay any distributions to stockholders prior to the end of its fiscal quarter.

In addition, with respect to any expense support payment attributable to the Company’s organizational and offering expenses, the Company will only reimburse the Adviser for expense support payments made by the Adviser to the extent that the payment of such reimbursement (together with any other reimbursement for organizational and offering expenses paid during such fiscal year) is limited to 15% of cumulative gross sales proceeds from the Company’s offering including the sales load (or dealer manager fee) paid by the Company.

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The Company or the Adviser may terminate the Expense Reimbursement Agreement at any time upon thirty days’ written notice, however, the Adviser has indicated that it expects to continue such reimbursements until it deems that the Company has achieved economies of scale sufficient to ensure that the Company bears a reasonable level of expenses in relation to its income. The Expense Reimbursement Agreement will automatically terminate upon termination of the investment adviser agreement or upon the Company’s liquidation or dissolution.

The Expense Reimbursement Agreement is, by its terms, effective retroactively to the Company’s inception date of April 29, 2011 for Operating Expenses and from the break of escrow on June 25, 2014 for Offering Expenses. As of December 31, 2014, $1,701,035 has been recorded as Reimbursement due from Sponsor pursuant to the Expense Reimbursement Agreement. Of this, $1,105,341, representing an amount due to the Sponsor, was netted against the Reimbursement due from Sponsor and $342,715 was paid to the Company by the Sponsor.

NOTE 5 – DISTRIBUTIONS

No distributions were declared or paid during the years ended December 31, 2014, 2013 and 2012.

On January 15, 2015, the Company authorized and declared its first ordinary cash distribution to the shareholders of record as of January 20, 2015. It is anticipated that the Company will commence the declaration of monthly dividends in April 2015, and pay such distributions on a monthly basis, in each case, subject to the discretion of the Company’s board of directors and applicable legal restrictions. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

The Company has adopted an “opt in” distribution reinvestment plan for its stockholders. As a result, if the Company makes a cash distribution, its stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of the Company’s common stock. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in the distribution reinvestment plan.

The Company may fund its cash distributions to stockholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies and expense reimbursements from the Sponsor. The Company has not established limits on the amount of funds it may use from available sources to make distributions.

The Company’s net investment income on a tax basis for the years ended December 31, 2014, 2013 and 2012 was $16,211, $0 and $0, respectively. As of December 31, 2014, 2013 and 2012, the Company had $18,086, $0 and $0, respectively, of undistributed net investment income and realized gains on a tax basis.

The difference between the Company’s GAAP basis net investment income and its tax basis net investment income is due to GAAP versus tax timing differences in 2013 and 2012.

The following table sets forth a reconciliation between GAAP basis net investment income and tax basis net investment income during the years ended December 31, 2014, 2013 and 2012:

	Years ended December 31,
	2014	2013	2012
GAAP basis net investment income	$16,211	$79,733	$(79,733)
Timing difference	-	(79,733)	79,733
Tax-basis net investment income	$16,211	$0	$0

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

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As of December 31, 2014, 2013 and 2012, the components of accumulated earnings on a tax basis were as follows:

	December 31,
	2014	2013	2012
Distributable ordinary income (income and short-term capital gains)	$18,086	$-	$-
Distributable realized gains (long-term capital gains)	-	-	-
Net unrealized appreciation (depreciation) on investments	(788)	-	-
	$17,298	$-	$-

There are no material differences between the aggregate GAAP cost and tax cost of the Company’s investments for federal income tax purposes.

NOTE 6 – INVESTMENT PORTFOLIO

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of December 31, 2014 (For the years ended December 31, 2013 and 2012, there was no portfolio activity as the Company had not yet commenced operations):

	December 31, 2014
	Investments at Amortized Cost	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured First Lien Debt	$1,351,927	$1,351,932	91.9%
Senior Secured Second Lien Debt	120,167	119,375	8.1%
Total	$1,472,094	$1,471,307	100.0%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

The Company does not “control” and is not an “affiliate” of any of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if it owned 5% or more of its voting securities.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2014 (For the years ended December 31, 2013 and 2012, there was no portfolio activity as the Company had not yet commenced operations):

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	December 31, 2014
Industry Classification	Fair Value	Percentage of Portfolio
Automotive Repair, Services, and Parking	$124,738	8.5%
Beverage, Food & Tobacco	237,566	16.1%
Construction Special Trade Contractors	246,258	16.8%
Healthcare & Pharmaceuticals	124,063	8.4%
High Tech Industries	121,563	8.3%
Paper and Allied Products	124,221	8.4%
Transportation: Cargo	123,075	8.4%
Wholesale Trade-Durable Goods	124,219	8.4%
Wholesale Trade-Nondurable Goods	245,604	16.7%

Total	$1,471,307	100.0%

NOTE 7 – FAIR VALUE OF FINANCIAL INSTRUMENTS

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of December 31, 2014, the Company’s investments were categorized as follows in the fair value hierarchy (For the years ended December 31, 2013 and 2012, there was no portfolio activity as the Company had not yet commenced operations):

For the year ended
December 31,
Valuation Inputs	2014
Level 1—Price quotations in active markets	$-
Level 2—Significant other observable inputs	-
Level 3—Significant unobservable inputs	1,471,307
Total	$1,471,307

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The Company’s investments as of December 31, 2014 consisted primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, the Company valued its investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services.

The Company may periodically benchmark the bid and ask prices it receives from the third-party pricing services against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company’s board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation process.

The following is a reconciliation for the year ended December 31, 2014 of investments for which significant unobservable inputs (Level 3) were used in determining fair value (there were no investments for the years ended December 31, 2013 and 2012):

	For the Year Ended December 31, 2014
	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Total
Fair value at beginning of period	$-	$-	-
Accretion of discount (amortization of premium)	715	167	882
Net realized gain (loss)	1,875	-	1,875
Net change in unrealized appreciation (depreciation)	4	(792)	(788)
Purchases	1,605,001	120,000	1,725,001
Paid-in-kind interest	-	-	-
Sales and redemptions	(255,663)	-	(255,663)
Net transfers in or out of Level 3	-	-	-
Fair value at end of period	$1,351,932	$119,375	1,471,307

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$4	$(792)	(788)

The composition of the Company’s investments as of December 31, 2014, at amortized cost and fair value, were as follows (there were no investments for the years ended December 31, 2013 and 2012):

	Investments at Amortized Cost	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured First Lien Debt	$1,351,927	$1,351,932	91.9%
Senior Secured Second Lien Debt	120,167	119,375	8.1%
Total	$1,472,094	$1,471,307	100.0%

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of December 31, 2014 were as follows (there were no investments for the years ended December 31, 2013 and 2012):

Asset Category	Fair Value	Primary Valuation Technique	Unobservable Inputs	Range	Weighted Average
Senior Secured First Lien Debt (b)	$1,351,932	Market quotes	Indicative dealer quotes	95.25 - 100.83	98.81
Senior Secured Second Lien Debt (c)	119,375	Market quotes	Indicative dealer quotes	94.50 - 96.50	95.5
	$1,471,307

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NOTE 8 – FINANCIAL HIGHLIGHTS

The following is a schedule of financial highlights of the Company for the years ended December 31, 2014 and 2013. The Company has omitted the financial highlights for the period from April 29, 2011 (Inception) to December 31, 2012 since the Company did not have operations as of December 31, 2012.

	Year Ended December 31,
	2014	2013
Per Share Data:		Basic	Diluted
Net asset value, beginning of period	$13.50	$2.87	$2.87
Results of operations(1)
Net investment income (loss)	0.14	7.47	6.81
Net realized and unrealized appreciation (depreciation) on investments	0.01	—	—
Net increase (decrease) in net assets resulting from operations	0.15	7.47	6.81

Capital share transactions
Offering costs(1)	(0.15)	—	—
Capital contributions of investment adviser(2)	—	3.16	3.82
Net increase (decrease) in net assets resulting from capital share transactions	(0.15)	3.16	3.82
Net asset value, end of period	$13.50	$13.50	$13.50
Shares outstanding, end of period	229,474	14,815	26,593
Total return(3)	0.0%	0.0%	0.0%

Ratio/Supplemental Data(1):
Net assets, end of period	$1,916,867	$200,003	$200,003
Ratio of net investment income to average net assets	1.5%	72.0%	72.0%
Ratio of total operating expenses to average net assets	23.6%	294.7%	294.7%
Ratio of expenses reimbursed by sponsor to average net assets	23.6%	353.2%	353.2%
Ratio of capital gain incentive fee to average net assets	0.02%	0.00%	0.00%
Ratio of net operating expenses to average net assets	0.0%	-72.0%	-72.0%
Portfolio turnover	23.6%	0.0%	0.0%

(1)	The per share data was derived by using the weighted average shares outstanding for the years ended December 31, 2014 and 2013.

(2)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in the Company’s continuous public offering. The issuance of common stock at an offering price, net of sales commissions and dealer manager fees, that is greater than the net asset value per share results in an increase in net asset value per share.

(3)	The total return for each year presented was calculated by taking the net asset value per share as of the end of the applicable year, adding the cash distributions per share which were declared during the applicable calendar year and dividing the total by the net asset value per share at the beginning of the applicable year. The total return does not consider the effect of the sales load from the sale of the Company’s common stock. The total return includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculation of total return in the table should not be considered a representation of the Company’s future total return, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rate payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Company’s investment portfolio during the applicable period and are calculated in accordance with GAAP. These return figures do not represent an actual return to stockholders.

NOTE 9 – SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

The following are the quarterly results of operations for the years ended December 31, 2014 and 2013. The following information reflects all normal recurring adjustments necessary for a fair presentation of the information for the periods presented. The

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operating results for any quarter are not necessarily indicative of results for any future period. The Company has omitted the financial highlights for the period from April 29, 2011 (Inception) to December 31, 2012, since the Company did not have operations as of December 31, 2012.

	Quarter Ended
	December 31, 2014	September 30 , 2014	June 30 , 2014	March 31, 2014
Investment income	$16,226	$55	$38	$-
Operating expenses
Total operating expenses	(26,957)	106,112	86,041	84,269
Less: Expense reimbursement from sponsor	(26,972)	106,057	86,003	84,269
Net operating expenses	15	55	38	—
Net investment income	16,211	-	-	-
Realized and unrealized gain (loss)	1,087	-	-	-
Net increase (decrease) in net assets resulting from operations	$17,298	$-	$-	$-
Per share information-basic and diluted
Net investment income (loss) - Basic and diluted	$0.15	$-	$-	$-
Net increase (decrease) in net assets resulting from operations - Basic and diluted	$0.15	$-	$-	$-
Weighted average shares outstanding - Basic	114,991	203,189	23,511	14,815
Weighted average shares outstanding - Diluted	114,991	203,189	23,511	47,376

	Quarter Ended
	December 31, 2013	September 30 , 2013	June 30 , 2013	March 31, 2013
Investment income	$-	$-	$-	$-
Operating expenses
Total operating expenses	107,274	81,058	74,959	48,216
Less: Expense reimbursement from sponsor	391,240			—
Net operating expenses	(283,966)	81,058	74,959	48,216
Net investment income (loss)	283,966	(81,058)	(74,959)	(48,216)
Realized and unrealized gain (loss)	—	—	—	—
Net increase (decrease) in net assets resulting from operations	$283,966	$(81,058)	$(74,959)	$(48,216)
Per share information-basic and diluted
Net investment income (loss) - Basic	$7.47	$(6.33)	$(9.99)	$(6.43)
Net investment income (loss) - Diluted	$6.81	$(6.33)	$(9.99)	$(6.43)
Net increase (decrease) in net assets resulting from operations - Basic	$7.47	$(6.33)	$(9.99)	$(6.43)
Net increase (decrease) in net assets resulting from operations - Diluted	$6.81	$(6.33)	$(9.99)	$(6.43)
Weighted average shares outstanding - Basic	10,675	12,805	7,500	7,500
Weighted average shares outstanding - Diluted	11,713	12,805	7,500	7,500

The sum of quarterly per share amounts does not necessarily equal per share amounts reported for the years ended December 31, 2014 and 2013. This is due to changes in the number of weighted-average shares outstanding and the effects of rounding for each period.

NOTE 10 – COMMITMENTS AND CONTINGENCIES

Pursuant to Section 10(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”), the Company is required to annually update the prospectus used in the Offering so that the financial statements and other information contained or incorporated by reference in the prospectus is not more than sixteen months old. In order to comply with Section 10(a)(3) of the Securities Act, the Company is required to file a post-effective amendment to its registration statement containing an updated prospectus prior to April 30th of each year. If the Securities and Exchange Commission (“SEC”) has not declared such post-effective amendment effective by April 30th of each year, the Company is required to halt its public offering until such time as the SEC declares the post-effective amendment effective. The Company failed to file the post-effective amendment required to be filed by April 30, 2014 and continued to offer and sell its shares in the Offering during the period from May 1, 2014 to August 14, 2014, the date the Company suspended the Offering.

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As a result of the Company’s failure to timely update its registration statement as required by Section 10(a)(3) of the Securities Act, from May 1, 2014 to August 14, 2014, the offer and sale of securities in the Offering during such period may trigger a right of rescission under the Securities Act for investors that purchased shares of common stock during this period. Such stockholders may have the right to rescind their purchase of shares of common stock and require the Company to reacquire their shares at a price equal to the price originally paid for such shares, plus interest, less the amount of any income (i.e., dividends) received by the investor on such shares. As of December 31, 2014, the total amount of equity subscribed during the period from May 1, 2014 to August 14, 2014 amounted to $1,276,152. To better ensure that the Company’s stockholders are not harmed by any claims for rescission, the Company has entered into an indemnification agreement with the Adviser whereby the Adviser has agreed to provide funds necessary for stockholder claims for rescission if the Company is unable to do so and to indemnify the Company for certain losses arising from rescission claims. The amount recorded as contingent is net of the amount indemnified by the Adviser.

The company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

NOTE 11 – SUBSEQUENT EVENTS

Management has evaluated all known subsequent events through the date the accompanying financial statements were available to be issued on March 31, 2015, and notes the following:

For the period beginning January 1, 2015 and ending March 31, 2015, the Company sold 14,158.45 shares of its common stock for total proceeds of $211,989.

On March 20, 2015, TPIC made its first private equity investment into a rapidly growing specialty finance company, Javlin Capital, LLC (www.javlincapital.com). The investment takes the form of series C-2 Preferred Units.

Headquartered in Omaha, NE, Javlin is an operationally focused lender to experienced debt buyers and owners of unique financial assets as well as a direct investor in heavily discounted non-conforming healthcare receivables. Javlin is currently active within four (4) primary markets – consumer, real estate, litigation finance, and healthcare finance. Javlin structures its investments as fully secured participating loans to companies that have deep domain expertise in their area of focus and as direct purchaser of accounts receivable within healthcare such as workers compensation receivables. Javlin has deployed more than $325 million across 800+ transactions since 2011.

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APPENDIX A: FORM OF SUBSCRIPTION AGREEMENT

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Triton Pacific Investment Corporation, Inc.

Subscription Agreement

Please return subscription and checks to:	Wires to:

Triton Pacific Investment Corporation, Inc.	First National Bank of Omaha
c/o Gemini Fund Services, LLC	1620 Dodge Street
P.O. Box 541150	Omaha, NE 68197
Omaha, NE 68154-9150	ABA: 104000016

Overnight to: 17605 Wright St., Ste. 2, Omaha, NE 68130	Beneficiary: Triton Pacific Funds Subscription Account
Checks should be made payable to: Triton Pacific Investment Corporation, Inc.	Account #: 110427971

The undersigned investor(s) (the “Investor(s)”) hereby tenders this subscription and applies for the purchase of the dollar amount of shares of common stock (the “Shares”) of Triton Pacific Investment Corporation, Inc. a Maryland corporation (the “Company”) set forth below:

Amount of Investment $
☐ Initial Investment (Minimum $5000)	☐ Additional Investment (Minimum $500)
☐ Shares are being purchased net of commissions*

*Eligible employees of the Company, affiliated registered representatives, or pursuant to a wrap fee arrangement.

Type of Investment (select only one) – Mark the appropriate box determined by agreement on file with Triton Pacific Securities, LLC

☐ CLASS A SHARE See prospectus for additional information

☐ CLASS T SHARE(Trail) See prospectus for additional information

Type of Ownership (select only one)

☐	Individual Account	☐ Retirement Plans
☐	Uniform Gift/Transfer to Minors (UGMA/UTMA) State ____	☐ Qualified Pension or Profit Sharing Plan (include plan documents)	☐ Joint Registration JTWROS presumed if no box is checked Type:
☐ Other (include authorizing documentation)		☐ Corporation, Partnership, Trust, Association, Company or other entity (include authorizing documents)	☐ Joint Tenant with Right of Survivorship ☐ Tenants in Common ☐ Tenants by Entirety ☐ Community Property
(Specify)

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Custodial Ownership		Custodians must fill out additional custodian information in section 4a. Owner and custodian signature required Name of Custodial Firm:
☐ IRA
☐ Rollover IRA	☐ Keogh
☐ Roth IRA	☐ 401 K Plan
☐ SEP IRA	☐ Other(specify)

Custodian Tax Identification Number:

1.	Investor(s) Information (Beneficial owner in whose name shares are to be registered.)

Name of Primary Investor	SS/Tax ID #	Date of Birth	Citizenship (if non-US)

Name of Secondary Investor / Minor (UGMA/UTMA)	SS/Tax ID #	Date of Birth	Citizenship (if non-US)

Name of Authorized Signatory if Company/Trust or Custodial Account (Officer, GP, Trustee, etc.)	Title

3.	Investor/Trustee Information

Primary Address	Suite

City, State, Zip Code +4	Primary Telephone

Primary Contact / Authorized Signatory	Alternative Telephone

e-mail	Fax
Mailing Address (if different)/Secondary Investor Contact ☐ Check for duplicate copies to be sent

Primary Address	Suite

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City, State, Zip Code +4	Primary Telephone

Secondary Contact / Authorized Signatory	Alternative Telephone

e-mail	Fax

4.	Distribution Information

Please send distributions by:

__	Initials I choose to participate in the Triton Pacific Investment Corporation’s Dividend Reinvestment Plan and agree to abide by its terms.
__	Initials Check to my address in Section 3:	__	Initials ACH (Direct Deposit) to Financial Institution
☐ Primary ☐ Secondary			(Please attach a pre-printed voided check and complete section below)
__	Initials Check to Custodial Account (IRA, Etc.)	__	Initials Send check to Financial Institution below
(complete section 4a on the following page)

Financial Institution	ABA	Address

Account Name	Account Number	City, State	Zip Code

4a. Custodian Information: Complete this section if this is an IRA or the custodial account. Changes to custodial distribution information can only be made by the custodian firm.

Name of Firm (Bank, Brokerage, Custodian)	c/o (Representative/Contact/Department)

Account Name		Account Number

Address	Telephone

City, State, Zip Code +4	Alternative Telephone

Fax	e-mail

5.	Electronic Delivery of Documents

__

Initials  In lieu of receiving documents by mail, I authorize Triton Pacific Investment Corporation, Inc. to make available on its website at www.tritonpacificpe.com its quarterly reports, annual reports, proxy statements, prospectus supplements or other reports required to be delivered to me, as well as any investment or marketing updates, and to

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notify me via email when such reports or updates are available. Any investor who elects this option must provide an email address in Section 3 above.

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6.	Signatures

Please carefully read and separately initial each of the representations below. In case of joint investors, each must initial. Except in the case of fiduciary accounts, you may not grant any person power of attorney to make such representations on your behalf.

In order to induce the company to accept this subscription, I (we) hereby represent and warrant that:

	Beneficial Owner	Joint Owner
(a) At least five days prior to signing this subscription agreement I (we) have received the final Prospectus for the Company relating to the Shares, where the terms and conditions of the offering are described;	Initials	Initials
(b) I (we) certify that I (we) have (i) a net worth (exclusive of home, home furnishings and automobiles) of $250,000 or more; or (ii) a net worth (exclusive of home, home furnishings and automobiles) of at least $70,000 and had during the last tax year or estimate that I (we) will have during the current tax year a minimum of $70,000 annual gross income; or (iii) I am (we are) a resident of Alabama, Arizona, California, Idaho, Iowa, Kansas, Kentucky, Maine, Massachusetts, Michigan, Nebraska, New Jersey, New Mexico, North Dakota, Oklahoma, Oregon, Tennessee, Texas or Vermont and I meet the higher suitability requirements imposed by my state of primary residence as set forth in the Prospectus under ”Suitability Standards”.	Initials	Initials
(c) I am (we are) purchasing Shares for my (our) own account.	Initials	Initials
(d) I (we) acknowledge that the Shares are not liquid there is no public markets for the Shares, and I (we) may not be able to sell the Shares	Initials	Initials
(e) If I am (we are) a resident of Alabama, in addition to the general suitability standards, I (we) certify that I (we) have a liquid net worth of at least 10 times my (our) investment in the Company and its affiliates.	Initials	Initials
(f) If I am (we are) a resident of California, I (we) certify that I (we) have either: (i) a liquid net worth of $75,000 and annual gross income $150,000 or (ii) a liquid net worth of at least $350,000. Additionally, my (our) total investment in the company does not exceed 10% of my (our) net worth.	Initials	Initials
(g) If I am (we are) a resident of Idaho, I (we) certify that I (we) have either: (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of at least $300,000. Additionally, my (our) total investment in the company does not exceed 10% of my (our) liquid net worth (as defined as cash plus cash equivalents).	Initials	Initials
(h) If I am (we are) a resident of Iowa, I (we) certify that my (our) investment in the Company does not exceed 10% of my (our) liquid net worth. For this purpose, ”liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.	Initials	Initials
(i) If I am (we are) a resident of Kansas, I (we) hereby acknowledge that the office of the Kansas Securities Commissioner recommends that I (we) limit my (our) aggregate investment in the company and other non-traded business development companies to not more than 10% of my (our) liquid net worth. Liquid net worth is that portion of your total net worth (assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.	Initials	Initials
(j) If I am (we are) a resident of Kentucky, I (we) certify that I (we) have either: (i) a liquid net worth of $70,000 and annual gross income of $70,000 or (ii) a liquid net worth of $250,000. Additionally, my (our) total investment in the company and any business development companies affiliated with the company does not exceed 10% of my (our) liquid net worth. Liquid net worth is that portion of your total net worth (assets exclusive of your home, home furnishings and automobiles minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.	Initials	Initials
(k) If I am (we are) a resident of Maine, I (we) certify that my (our) investment in the Company	Initials	Initials

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and similar direct participation investments does not exceed 10% of my (our) liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.
(l) If I am (we are) a resident of Massachusetts, I (we) certify that I (we) will limit our investment in the Company together with investments in other business development companies and direct participation investments to a maximum of 10% of my (our) liquid net worth.	Initials
(m) If I am (we are) a resident of Michigan, I (we) certify that I (we) will limit our investment in the Company to a maximum of 10% of my (our) net worth.	Initials	Initials
(n) If I am (we are) a resident of Nebraska, I (we) certify that I (we) have either: (a) an annual gross income of at least $100,000 and a net worth of at least $250,000, or (b) a net worth of at least $350,000. Additionally, I (we) will not invest more than 10% of my (our) net worth in the Company, excluding the value of my (our) home, home furnishings or automobiles.	Initials	Initials
(o) If I am (we are) a resident of New Jersey must and have either: (i) a minimum liquid net worth of at least $100,000 and minimum annual gross income of at least $100,00, or (ii) a minimum liquid net worth of $350,000. For these purposes, ”liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. Additionally, my (our) total investment in the Company, the shares of any of our affiliates and other direct participation investments shall not exceed 10% of my (our) liquid net worth.	Initials	Initials
(p) If I am (we are) a resident of New Mexico, I (we) certify that my (our) investment in the Company as well as my (our) investments in any of the Company’s affiliates or any other business development companies will not, collectively, exceed 10% of my (our) liquid net worth.	Initials	Initials
(q) If I am (we are) a resident of North Dakota, I (we) certify that my (our) investment in the Company will not exceed 10% of my (our) net worth.	Initials	Initials
(r) If I am (we are) a resident of Oklahoma, I (we) certify that I (we) have either: (i) a minimum annual gross income of $100,000 and a minimum net worth of $100,000 or (ii) a minimum net worth of $250,000, exclusive of home, home furnishings and automobile, irrespective of gross annual income. Additionally, I (we) certify that my (our) investment in the Company will not exceed 10% of my (our) net worth (not including home, home furnishings and automobiles).	Initials	Initials
(s) If I am (we are) a resident of Oregon, I (we) certify that my (our) investment in the Company will not exceed 10% of my (our) net worth.	Initials	Initials
(t) If I am (we are) a resident of Tennessee, I (we) certify that I (we) have either: (i) a minimum annual gross income of $100,000 and a minimum net worth of $100,000 or (ii) a minimum net worth of $250,000, exclusive of home, home furnishings and automobile. Additionally, my (our) investment in the Company will not exceed 10% of my (our) liquid net worth.	Initials	Initials
(u) If I am (we are) a resident of Texas, I (we) certify that I (we) have either: (i) a minimum annual gross income of $100,000 and a minimum net worth of $100,000 or (ii) a minimum net worth of $250,000, exclusive of home, home furnishings and automobile, irrespective of gross annual income. Additionally, my (our) investment in the Company will not exceed 10% of my (our) liquid net worth.

          (v) If I am (we are) a resident of Vermont, I (we) certify that I (we) either: (i) are accredited investors, as defined i n 17 C.F.R. § 230.50 1 or (ii) my (our) investment in the Company will not exceed 10% of my (our) liquid net worth. For these purposes, “liquid net worth” is defined as an investors’ total assets (not including home, home furnishing or automobiles) minus total liabilities.

	Initials	Initials

For Ohio residents – The state of Ohio provides that it shall be unsuitable for an Ohio investor’s aggregate investment in our shares, the shares of any of our affiliates and in other non-traded business development companies to exceed ten percent (10%) of his, her, or its liquid net worth. ”Liquid net worth” shall be defined as that portion of net worth (total assets exclusive of primary residence, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

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[continued on following page]

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7.	Signatures (cont’d)

Substitute IRS W-9 Certification

Under penalty of perjury, Investor(s) certifies that:

1.	Investor(s) has (have) provided the correct taxpayer identification number (or Investor is waiting for a number to be issued to Investor), and
2.

Investor(s) is (are) not subject to backup withholding because: (a) Investor(s) is (are) exempt from backup withholding, or (b) Investor(s) has (have) not been notified by the Internal Revenue Service (IRS) that Investor(s) is (are) subject to backup withholdings as a result of a failure to report all interest or dividends, or (c) the IRS has notified Investor(s) that Investor(s) is (are) no longer subject to backup withholding, and

3.	Investor(s) is (are) a U.S. person(s) (including a U.S. resident alien).

Note: Investor(s) must cross out item (2) above if Investor(s) has (have) been notified by the IRS that they are currently subject to backup withholding because they have failed to report all interest and dividends on their tax return.

By signing below, you hereby acknowledge and agree that subscriptions may be rejected in whole or in part by the Company in its sole and absolute discretion and that you have not purchased Shares in the Company until the Company has accepted your subscription. You will receive a confirmation of your purchase, subject to acceptance by the Company, within 30 days from the date your subscription is received, and that the sale of Shares pursuant to this subscription agreement will not be effective until at least five business days after the date you have received a final Prospectus. Residents of the States of Maine, Massachusetts, Minnesota, Missouri, Nebraska and Ohio who first received the Prospectus only at the time of subscription may receive a refund of the subscription amount upon request to the Company within five business days of the date of subscription.

You hereby acknowledge that the assignability and transferability of the Shares is restricted and governed by the terms of the Prospectus; and you should not invest in the Shares unless you have an adequate means of providing for your current needs and personal contingencies and have no need for liquidity in this investment.

The Company is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, the Company may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. You further agree that the Company may discuss your personal information and your investment in the Shares at any time with entities that assist in providing account maintenance or customer service to the Company and with your then current financial advisor. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

[Signatures on following pages]

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By signing below you also acknowledge:

You should not expect to be able to resell your shares regardless of how we perform.
If you are able to sell your shares, you are likely to receive less than your purchase price.
We do not intend to list our shares on any securities exchange during or for what may be a significant time after the offering period, and we do not expect a secondary market in the shares to develop.
Although we intend to complete a liquidity event within five to seven years following the termination of this offering, there can be no assurance that we will be able to obtain a complete a liquidity event within such time frame. Should we not be able to do so within seven years following the completion of this offering, subject to the authority of our independent directors or the rights of the stockholders to postpone liquidation, we will cease to make investments in new portfolio companies and will begin the orderly liquidation of our assets.
If we list our shares, they may trade below our net asset value per share, as is common with publicly-traded closed-end funds.
An investment in our shares is not suitable for all investors, particularly investors who require short or medium term liquidity. See “Suitability Standards”, “Share Repurchase Program” and “Liquidity Strategy” in the Prospectus.
We have implemented a share repurchase program, which the Company may suspend at any time. Only a limited number of shares will be eligible for repurchase at a 10% discount to the then current offering price.
For a significant time after the commencement of our offering, a substantial portion of our distributions may result from expense reimbursements from our Adviser, which are subject to repayment by us. You should understand that any such distributions are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or our Adviser continues to make such expense reimbursements. You should also understand that our future repayments may reduce the distributions that you would otherwise receive.

IN WITNESS WHEREOF, the undersigned does hereby execute this Subscription Agreement.

The Internal Revenue Service does not require consent to any provision of this document other than the certifications required to avoid backup withholding.

Print Name Primary Owner (authorized signatory)	Signature	Title (if applicable)	Date

Print Name Secondary Owner (authorized signatory)	Signature (if applicable)	Title (if applicable)	Date

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8.	FINANCIAL REPRESENTATIVE CERTIFICATION

If a financial representative has assisted in advising the Investor(s) in evaluating the investment, the representative is required to certify the following.

Name of Financial Representative	Name of Company (the “Firm”)

Representative Number	Branch Office Number

Primary Address of Sales Representative	Suite

City, State, Zip Code +4	Primary Telephone

e-mail	Fax

Associated Broker Dealer (if applicable)	Broker Dealer Home Office Contact

Form of Fee:	☐ Commission	☐ Wrap Fee

Certification
I do hereby certify that I am acting as a representative of the Firm in advising Investor(s) with regard to their investment in the Company, and that to the best of my knowledge a copy of this Certification has been reviewed by my supervisor at the Firm and by the Firm’s Compliance Department. I further certify that to the best of my knowledge, the firm:

1.	has discussed with the Investor(s) such Investor(s)’ prospective purchase of Shares;
2.	has delivered to the Investor(s) a current Prospectus and related supplements, if any;
3.	has advised such Investor(s) of all pertinent facts with regard to the fundamental risks of the investment, including the lack of liquidity and marketability of the Shares;
4.	has reasonable grounds to believe that the Investor(s) is (are) purchasing these Shares for his or her own account;
5.	has reasonable grounds to believe that the purchase of Shares is a suitable investment for such Investor(s), that such Investor(s) meets the suitability standards required by applicable law or as forth in the Prospectus and related supplements, if any, that such Investor(s) is (are) in a financial position to enable such Investor(s) to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto and that such Investor(s) has an understanding of the fundamental risks of the investment, the background and qualifications of the persons managing Triton Pacific Investment Corporation, Inc. and the tax consequences of purchasing and owning Shares;
6.	that the firm will obtain and retain records relating to such Investor(s)’ suitability for a period of six years;
7.	that the Firm has acted in accordance with all necessary rules and regulations including without limitation the ”USA Patriot Act” and any required Customer Identification Program (”CIP”) and Anti-Money Laundering (”AML”) rules and has, in accordance with all applicable laws, obtained, verified, and recorded the appropriate information and official documentation to verify any information provided by the Investor(s) that accurately identifies the Investor(s), including (but not limited to): name, date of birth, tax id number, permanent address, telephone number(s); and in the case of a non-natural persons, certificate of incorporation, partnership agreement, operating agreement, articles of association, necessary resolutions, signatory authorizations, etc.; and
8.	Investor Privacy Protection: All necessary steps have been taken as required by applicable law, including, but not limited to, the Gramm-Leach-Bliley Act, to protect the privacy of the Investor(s) and the financial representative has provided the Investor(S) with its privacy notice as required by law.

In Witness Whereof, I have executed this Certification:

Date:
Signature of Representative

Date:
Principal signature (if required by Broker/Dealer or Financial firm)

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APPENDIX A TO SUBSCRIPTION AGREEMENT

NOTICE TO STOCKHOLDER OF ISSUANCE OF UNCERTIFICATED SHARES OF COMMON STOCK

Containing the Information Required by Section 2-211 of the Maryland General Corporation Law

To: Stockholder

From: Triton Pacific Investment Corporation, Inc.

Shares of Common Stock, $0.001 par value per share

Triton Pacific Investment Corporation, Inc., a Maryland corporation (the “Corporation”), is issuing to you, subject to acceptance by the Corporation, the number of shares of its common stock (the “Shares”) that correspond to the dollar amount of your subscription as set forth in your subscription agreement with the Corporation. The Shares do not have physical certificates. Instead, the Shares are recorded on the books and records of the Corporation, and this notice is given to you of certain information relating to the Shares. All capitalized terms not defined herein have the meanings set forth in the Corporation’s Charter, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares of the Corporation on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.

The Corporation has the authority to issue shares of stock of more than one class. Upon the request of any stockholder, and without charge, the Corporation will furnish a full statement of the information required by Section 2-211 of the Maryland General Corporation Law with respect to certain restrictions on ownership and transferability, the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, terms and conditions of redemption of the shares of each class of stock which the Corporation has authority to issue, the differences in the relative rights and preferences between the shares of each series to the extent set, and the authority of the Board of Directors to set such rights and preferences of subsequent series. Such requests must be made to the Secretary of the Corporation at its principal office.

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You should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, you should not rely upon such information or representation. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth above. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

Up to $300,000,000 of Shares of Common Stock

Class A and Class T Common Stock

Triton Pacific Investment Corporation, Inc.

PROSPECTUS

March __, 2016

Triton Pacific Securities, LLC

PART C

OTHER INFORMATION

Item 25.      Financial Statements and Exhibits

(1) Financial Statements

The following financial statements of Triton Pacific Investment Corporation, Inc. (the “Registrant” or the “Company”) are included in Part A of this Registration Statement:

(2) Exhibits

(a)	Fourth Amended Articles of Incorporation** ((Filed as Exhibit 2(a) to the Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-2 (SEC File No. 333-174873) filed with the SEC on November 1, 2013)

(a)(1)	Articles Supplementary*

(b)	Amended Bylaws of the Registrant** (Filed as Exhibit 2(b) to the Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-2 (SEC File No. 333-174873) filed with the SEC on March 15, 2013)

(c)	Not applicable

(d)	Form of Subscription Agreement*

(e)	Distribution Reinvestment Plan**(Filed as Exhibit 2(e) to the Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-2 (SEC File No. 333-174873) filed with the SEC on July 8, 2013)

(f)	Not applicable

(g)(1)	Investment Adviser Agreement by and between Registrant and Adviser** (Filed as Exhibit 2(g) to the Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-2 (SEC File No. 333-174873) filed with the SEC on July 8, 2013)

(g)(2)	Amended and Restated Expense Support and Conditional Reimbursement Agreement by and between the Registrant and Adviser** (Filed as Exhibit 10.1 to the Registrant’s Form 10-Q for the quarter ended September 30, 2014, filed with the SEC on November 19, 2014)

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(g)(3)	Investment Sub-Advisory Agreement dated July 24, 2014 between Triton Pacific Investment Corporation, Inc. and ZAIS Group, LLC** (Filed as Exhibit 10.1 to the Registrant’s Form 8-K filed with the SEC on July 30, 2014.

(h)	Dealer Manager Agreement*

(i)	Not applicable

(j)	Not Applicable

(k)(1)	Form of Administration Agreement** (Filed as Exhibit 2(k)(1) to the Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (SEC File No. 333-174873) filed with the SEC on August 12, 2012)

(k)(2)	Fund Services Agreement dated May 27, 2014 between Triton Pacific Investment Corporation, Inc. and Gemini Fund Services, LLC** (Filed as Exhibit 10.1 to the Registrant’s Form 8-K filed with the SEC on May 29, 2014).

(k)(3)	Indemnification Agreement dated November 17, 2014 between the Registrant and Adviser** (Filed as Exhibit 10.2 to the Registrant’s Form 10-Q for the quarter ended September 30, 2014, filed with the SEC on November 19, 2014)

(l)	Opinion of Baker Hostetler LLP*

(m)	Not applicable

(n)(1)	Consent of Baker Hostetler LLP* (incorporated by reference to Exhibit l hereto)

(n)(2)	Consent of Independent Registered Public Accounting Firm*

(o)	Not applicable

(p)	Form of Subscription Agreement by and between Registrant and Adviser*

(q)	Not applicable

(r)	Code of Ethics** (Filed as exhibit 2(r) to the Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (SEC File No. 333-174873) filed with the SEC on August 29, 2011)

*	Filed herewith.
**	Incorporated by reference to previously filings with the SEC.

Item 26.      Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27.      Other Expenses of Issuance and Distribution

SEC registration fee	$1,162
FINRA filing fee	$2,125
Accounting fees and expenses	$75,000
Legal fees and expenses	$525,000
Printing and engraving	$375,000
Miscellaneous fees and expenses	$5,015,713
Total	$5,994,000

The amounts set forth above, except for the SEC and FINRA fees, will in each case be estimated and assumed that we sell all of the shares being registered by this registration statement. All of the expenses set forth above shall be borne by the Registrant.

Item 28.      Persons Controlled by or Under Common Control

See “Management”, “Additional Relationships and Related Party Transactions” and “Control Persons and Principal Stockholders” in the prospectus contained herein.

Item 29.      Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s capital stock at March 14, 2016.

Title of Class	Number of Record Holders
Class A common stock, $0.001 par value	246	*
Class T common stock, $0.001 par value	--

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Represents holders of shares of the Registrant’s common stock as of March 14, 2016. Effective March 2, 2016, all shares of the Registrant’s common stock were converted into an equal number of shares of the Registrant’s Class A common stock.

Item 30.      Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers of the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our charter contains a provision that limits the liability of our directors and officers to us and our stockholders for money damages and our charter and bylaws requires us to indemnify and advance expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) to the fullest extent permitted by law to (i) any present or former director or officer, (ii) any individual who, while a director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee and (iii) our Adviser and its officers, managers, agents, employees, controlling persons and members, and any other person or entity affiliated with it. However, in accordance with the Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Further, we will not provide indemnification to a person for any loss or liability that would violate any other federal or state securities laws.

Item 31.      Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which our Adviser, and each director or executive officer of our Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management” and “Investment Adviser Agreement.”

Item 32.      Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder will be maintained at the offices of:

(1) the Registrant, 10877 Wilshire Blvd., 12th Floor, Los Angeles, CA 90024;

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(2) the Transfer Agent, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788;

(3) the Custodian, 525 William Penn Place, 8th Floor, Pittsburgh, PA 15259;

(4) the Investment Adviser, 10877 Wilshire Blvd., 12th Floor, Los Angeles, CA 90024;

(5) the Administrator, 10800 Midlothian Turnpike, Suite 128, Richmond, VA 23235.

Item 33.      Management Services

Not Applicable.

Item 34.      Undertakings

We hereby undertake:

(1)           To suspend the offering of shares until the prospectus is amended if:

(i) subsequent to the effective date of this registration statement, our net asset value per share increases by more than 10% from our net asset value per share as of the effective date of this registration statement.

(2)           To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(3)           That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(4)           To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(5)           That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(6)           That for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities: the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the

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securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(ii) the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on March 16, 2016.

TRITON PACIFIC INVESTMENT CORPORATION, INC.

By	/s/Craig J. Faggen
Name: Craig J. Faggen
Title: Chief Executive Officer and Chairman of the Board

KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints Craig J. Faggen and Michael Carroll, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign any and all amendments and post-effective amendments to this Registration Statement and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/s/Craig J. Faggen	Chief Executive Officer, President and Chairman of the Board (Principal Executive Officer)	March 16, 2016
/s/Michael Carroll	Chief Financial Officer and Secretary (Principal Financial and Principal Accounting Officer)	March 16, 2016
/s/Ivan Faggen	Director	March 16, 2016
/s/William Pruitt	Director	March 16, 2016
/s/Marshall Goldberg	Director	March 16, 2016
/s/Ronald W. Ruther	Director	March 16, 2016

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